EXECUTION COPY



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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                               SERIES SUPPLEMENT,

                            DATED AS OF JUNE 1, 2005,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                           dated as of August 1, 2004

                 Mortgage Asset-Backed Pass-Through Certificates

                                 Series 2005-QS7


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ARTICLE I      DEFINITIONS..................................................................4

        Section 1.01. Definitions...........................................................4

        Section 1.02. Use of Words and Phrases.............................................22

        Section 1.03. Determination of LIBOR...............................................22

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES.................24

        Section 2.01. Conveyance of Mortgage Loans.........................................24

        Section 2.02. Acceptance by Trustee.  (See Section 2.02 of the Standard Terms).....25

        Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                      and the Company......................................................25

        Section 2.04. Representations and Warranties of Sellers.(See Section 2.04 of
                      the Standard Terms)..................................................28

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates.........................................................28

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                      Interests; Acceptance by the Trustee.................................28

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II ............28

        Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the
                      Standard Terms)......................................................29

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.................................30

ARTICLE IV     PAYMENTS TO CERTIFICATEHOLDERS..............................................31

        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......31

        Section 4.02. Distributions........................................................31

        Section 4.03. Statements to Certificateholders; Statements to the Rating
                      Agencies; Exchange Act Reporting. (See Section 4.03 of the
                      Standard Terms)......................................................40

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. (See Section 4.04 of the
                      Standard Terms)......................................................40

        Section 4.05. Allocation of Realized Losses........................................40

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................42

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................42

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................42

        Section 4.09. Reserve Fund.........................................................42

ARTICLE V      THE CERTIFICATES............................................................44

        Section 5.01. The Certificates.....................................................44

        Section 5.02. Registration of Transfer and Exchange of Certificates(See
                      Section 5.02 of the Standard Terms)..................................46

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates(See Section
                      5.03 of the Standard Terms)..........................................46

        Section 5.04. Persons Deemed Owners (See Section 5.04 of the Standard Terms).......46

        Section 5.05. Appointment of Paying Agent (See Section 5.04 of the Standard
                      Terms)...............................................................46

        Section 5.06. U.S.A. Patriot Act Compliance 82 (See Section 5.05 of the
                      Standard Terms)......................................................46

ARTICLE VI     THE COMPANY AND THE MASTER SERVICER.........................................47

ARTICLE VII    DEFAULT.....................................................................48

ARTICLE VIII   CONCERNING THE TRUSTEE......................................................49

ARTICLE IX     TERMINATION.................................................................50

        Section 9.01  Optional  Purchase by the Master Servicer of All Certificates;
                      Termination Upon Purchase by the Master Servicer or Liquidation
                      of All Mortgage Loans................................................50

        Section 9.02  Additional Termination Requirements. (See Section 9.02 of the
                      Standard Terms)......................................................50

        Section 9.03  Termination of Multiple REMICs. (See Section 9.03 of the
                      Standard Terms)......................................................50

ARTICLE X      REMIC PROVISIONS............................................................51

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....51

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........51

        Section 10.03.Designation of REMIC.................................................51

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................51

        Section 10.05.Compliance with Withholding Requirements.............................53

ARTICLE XI     MISCELLANEOUS PROVISIONS....................................................54

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................54

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................54

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................54

        Section 11.04.Governing Law.  (See Section 11.04 of the Standard Terms)............54

        Section 11.05.Notices..............................................................54

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................55

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................55

        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................55

        Section 11.09.Allocation of Voting Rights..........................................55

        Section 11.10.No Petition..........................................................55



                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of August 1, 2004

        This is a Series Supplement, dated as of June 1, 2005 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans), as two real estate mortgage investment conduits (each a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.

                                                                                                      Fitch/
                                 Aggregate Initial                                                ---------------
                  Pass-Through      Certificate                                     Maturity         Moody's/           Minimum
  Designation         Rate      Principal Balance   Features(1)                      Date              S&P        Denominations(2)
      A-1            5.50%                               Senior/ Fixed Rate       June 25, 2035     AAA/Aaa/NA         $25,000.00
                                  $148,100,000.00
      A-2            5.50%        $12,550,000.00         Senior/ Fixed Rate       June 25, 2035     AAA/Aaa/NA         $25,000.00

      A-3          Adjustable     $62,517,000.00           Senior/ Super          June 25, 2035     AAA/Aaa/AAA        $25,000.00
                  Rate(3)                            Senior/Floater/Adjustable
                                                                Rate
      A-4          Adjustable              $0.00          Senior/ Interest        June 25, 2035     AAA/Aaa/NA      $2,000,000.00
                    Rate(3)                                 Only/Inverse
                                                      Floater/Adjustable Rate
      A-5            5.50%        $23,827,000.00           Senior/ Super          June 25, 2035     AAA/Aaa/NA         $25,000.00
                                                     Senior/Lockout/Fixed Rate
      A-6            5.50%         $1,189,000.00           Senior/ Senior         June 25, 2035     AAA/Aa1/NA         $25,000.00
                                                     Support/Lockout/Fixed Rate
      A-7          Adjustable      $1,983,000.00           Senior/ Senior         June 25, 2035     AAA/Aa1/NA         $25,000.00
                    Rate(3)                          Support/Floater/Adjustable
                                                                Rate
    Class CB         5.50%        $99,840,000.00         Senior/Fixed Rate        June 25, 2035     AAA/Aaa/NA         $25,000.00

   Class A-P         0.00%           $548,115.22       Senior/Principal Only      June 25, 2035     AAA/Aaa/NA         $25,000.00

   Class A-V        Variable               $0.00       Senior/Interest Only/      June 25, 2035     AAA/Aaa/NA      $2,000,000.00
                  Rate(4)                                  Variable Rate
   Class R-I         5.50%               $100.00     Senior/Residual/Fixed Rate   June 25, 2035     AAA/Aaa/NA     (5)
   Class R-II        5.50%               $100.00     Senior/Residual/Fixed Rate   June 25, 2035     AAA/Aaa/NA                (5)
   Class M-1         5.50%         $9,619,500.00        Mezzanine/Fixed Rate      June 25, 2035      AA/NA/NA          $25,000.00
   Class M-2         5.50%         $3,329,900.00        Mezzanine/Fixed Rate      June 25, 2035       A/NA/NA         $250,000.00
   Class M-3         5.50%         $1,849,900.00        Mezzanine/Fixed Rate      June 25, 2035      BBB/NA/NA        $250,000.00
   Class B-1         5.50%         $1,849,900.00       Subordinate/Fixed Rate     June 25, 2035      BB/NA/NA         $250,000.00
   Class B-2         5.50%         $1,110,000.00       Subordinate/Fixed Rate     June 25, 2035       B/NA/NA         $250,000.00
   Class B-3         5.50%         $1,665,647.06       Subordinate/Fixed Rate     June 25, 2035      NA/NA/NA         $250,000.00

--------

(1) The Certificates, other than the Class B and Class R Certificates shall be Book-Entry Certificates. The Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

(2) The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.
(3)
-------------------------------------------------------------------------
Adjustable Rates:  Initial       Formula          Maximum      Minimum
-------------------------------------------- ----------------------------
Class A-3           3.85%     LIBOR + 0.75%  Subject to the     0.75%
                                             available funds
                                             cap
-------------------------------------------- ----------------------------
Class A-4           1.65%     4.75% - LIBOR        4.75%        0.00%
-------------------------------------------- ----------------------------
Class A-7           3.85%     LIBOR + 0.75%  Subject to the     0.75%
                                             available funds
                                             cap
-------------------------------------------- ----------------------------
The Class A-4 Certificates do not have a certificate principal balance. For the purpose of calculating interest payments, interest on the Class A-4 Certificates will accrue on a notional amount equal to the sum of the Certificate Principal Balances of the Class A-3 and Class A-7 Certificates immediately prior to the related Distribution Date.

(4)         The  initial  Pass-Through  Rate on the  Class A-V  Certificates  is
            0.5561%.

(5) Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I Certificate and one Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Sections 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $369,979,162.28.

            In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I......


                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Adjustable Rate Certificates: Any of the Class A-3, Class A-4 and the Class A-7 Certificates.

        Available Distribution Amount: As to any Distribution Date and each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer and any additional amounts to be included with respect to such Loan Group, as applicable, pursuant to Section 4.02(j), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans in the related Loan Group pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

        Available Funds Cap: With respect to any Distribution Date on or before the Distribution Date in June 2013 and the Class A-3 Certificates or the Class A-7 Certificates, 5.50% per annum payable from amounts due on the group I loans, plus amounts, if any, paid pursuant to the Yield Maintenance Agreement and allocated to that Class of certificates, expressed as a per annum rate. With respect to any distribution date after June 2013 and the Class A-3 Certificates or the Class A-7 Certificates, 5.50% per annum.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $154,925 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greatest of

                      (A) (i) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary;

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000; and

                      (C) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio (other than Additional Collateral Loans) at origination which exceeds 75% and (ii) $100,000, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Capitalization Reimbursement Amount: As to any Distribution Date and Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: As to any Distribution Date and Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of the Mortgage Loans in such Loan Group during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount for that Loan Group and Distribution Date.

        Certificate: Any Class A, Class CB, Class M, Class B or Class R Certificate.

        Certificate Group: With respect to (i) Loan Group I, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class R-I Certificates, and (ii) Loan Group II, the Class CB and Class R-II Certificates.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Deutsche Bank Trust Company Americas, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS7" and which must be an Eligible Account.

        Certificate Policy:  None.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-6, Class A-V or Class A-P Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and any Loan Group, the extent to which the amount described in clause (C) of the definition of Class A-P Principal Distribution Amount for such Loan Group is less than the amount described in clause (C)(1) of such definition.

        Class  A-P   Principal   Distribution   Amount:   With  respect  to  any
Distribution Date and Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan in the related Loan Group received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loan in the related Loan Group (or, in the case of a substitution of a Deleted Mortgage Loan in the related Loan Group, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan in the related Loan Group that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and
        (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D)  any  amounts   allocable  to  principal   for  any  previous
        Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and Loan Group and the amount of any Class A-P Collection Shortfalls for such Loan Group remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount for the related Loan Group for such Distribution Date, if any, related to each Discount Mortgage Loan in the related Loan Group.

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount for a Loan Group shall equal the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan in the related Loan Group received or advanced prior to the related Determination Date and not previously distributed minus the related Discount Fraction of the portion of the related Capitalization Reimbursement Amount for such Distribution Date, if any, related to each Discount Mortgage Loan in the related Loan Group.

        Class CB Certificates: The Class CB Certificates.

        Class I Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-7 and Class R-I Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group I immediately prior to such Distribution Date.

        Class II Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class CB Certificates and the Class R-II Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in Loan Group II immediately prior to such Distribution Date.

        Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  June 29, 2005.

        Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2005-QS7.

        Cut-off Date:  June 1, 2005.

        Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  5.50% per annum.

        Due Period: With respect to each Distribution Date, the calendar month in which such Distribution Date occurs.

        Eligible Funds: With respect to any Distribution Date and Loan Group, such Loan Group's portion of an amount that is allocated among the Loan Groups pro rata, based on the aggregate unpaid Class A-P Shortfalls for each Loan Group, which amount is equal to the excess of (i) the sum of the Available Distribution Amount for both Loan Groups over (ii) the sum of, for both Loan Groups, the Senior Interest Distribution Amounts, Senior Principal Distribution Amounts (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), the Class A-P Principal Distribution Amounts (determined without regard to clause
(E) of the definition of "Class A-P Principal Distribution Amount") and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

        Floater Certificates:  Any of the Class A-3 or A-7 Certificates

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination, (Y) from the first to, but not including, the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination, and (Z) from the second to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Group I Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

        Group II Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

        Initial Monthly Payment Fund: $87,468, representing scheduled principal amortization and interest at the Net Mortgage Rate payable during the July 2005 Due Period, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-4 Certificates, $64,500,000. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  2.60%           Class B-1:  0.50%
        Class M-2:  0.90%           Class B-2:  0.30%
        Class M-3:  0.50%           Class B-3:  0.45%

        Interest Accrual Period: With respect to any Class of Certificates (other than the Adjustable Rate Certificates) and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs. With respect to the Adjustable Rate Certificates and any Distribution Date, the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

        Interest Only Certificates: The Class A-4 and Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

        Inverse Floater Certificates:  The Class A-4 Certificates.

        LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.03.

        Lockout Certificates:  The Class A-5 and Class A-6 Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in July 2010, 0%, and for any Distribution Date thereafter, as follows: 30% for any Distribution Date on or after July 2010 and prior to July 2011; 40% for any Distribution Date on or after July 2011 and prior to July
2012;  60% for any  Distribution  Date on or after  July  2012 and prior to July
2013; 80% for any Distribution Date on or after July 2013 and prior to July 2014; and 100% for any Distribution Date thereafter.

        Loan Group:  Any of Loan Group I or Loan Group II.

        Loan  Group I: The  group of  Mortgage  Loans  comprised  of the Group I
Loans.

        Loan Group II: The group of Mortgage Loans comprised of the Group II Loans.

        Maturity  Date:  June  25,  2035,  the  Distribution   Date  immediately
following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)               the Mortgage Loan identifying number ("RFC LOAN #");

(ii)              the maturity of the Mortgage Note ("MATURITY DATE");

(iii)             the Mortgage Rate ("ORIG RATE");

(iv)              the Subservicer pass-through rate ("CURR NET");

(v)               the Net Mortgage Rate ("NET MTG RT");

(vi)              the Pool Strip Rate ("STRIP");

(vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)            the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)              the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class A-4 Certificates, an amount equal to the sum of the Certificate Principal Balances of the Class A-3 and Class A-7 Certificates immediately prior to such date; and (ii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c) of the Standard Terms, the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Adjustable Rate Certificates, Class A-V Certificates and Class A-P
Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto.

o With respect to the Class A-3 Certificates and the initial Interest Accrual Period, 3.85% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.75%, subject to a maximum rate equal to the Available Funds Cap and a minimum rate of 0. 75% per annum.

o With respect to the Class A-4 Certificates and the initial Interest Accrual Period, 1.65% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 4.75% minus LIBOR, subject to a maximum rate of 4.75% per annum and a minimum rate of 0.00% per annum.

o With respect to the Class A-7 Certificates and the initial Interest Accrual Period, 3.85% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.75%, subject to a maximum rate equal to the Available Funds Cap and a minimum rate of 0. 75% per annum.

        With  respect to the Class A-V  Certificates  (other  than any  Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.5561% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated Class A-V REMIC Regular Interests represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi)    other  obligations  or  securities  that are  acceptable  to each Rating
        Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (if any) in the case of Insured Certificates (if any)) below the then-current rating, as evidenced in writing;

        provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and for purposes of this Agreement, any references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and F-1 in the case of Fitch; provided, however, that any Permitted Investment that is a short-term debt obligation rated A-1 by Standard & Poor's must satisfy the following additional conditions: (i) the total amount of debt from A-1 issuers must be limited to the investment of monthly principal and interest payments (assuming fully amortizing collateral); (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate outstanding Certificate Principal Balance of the Certificates and each investment must not mature beyond 30 days; (iii) the terms of the debt must have a predetermined fixed dollar amount of principal due at maturity that cannot vary; and (iv) if the investments may be liquidated prior to their maturity or are being relied on to meet a certain yield, interest must be tied to a single interest rate index plus a single fixed spread (if any) and must move proportionately with that index.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 8.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional approximately 1.45454545% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 24.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in July 2010 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

(iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in
                Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the
                "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the

                Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

        Principal Only Certificates:  Any one of the Class A-P Certificates.

        Record Date: With respect to each Distribution Date and each Class of Certificates (other than the Adjustable Rate Certificates for so long as the Adjustable Rate Certificates are in book-entry form), the close of business on the last Business Day of the month preceding the month in which the related
Distribution Date occurs. With respect to each Distribution Date and the Adjustable Rate Certificates (so long as they are Book-Entry Certificates), the close of business on the Business Day prior to such Distribution Date.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

        REMIC I: The segregated pool of assets (exclusive of the Yield Maintenance Agreement, which is not an asset of any REMIC), with respect to which a REMIC election is to be made, consisting of:
               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in the month of the Cut-off Date) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein, and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, as applicable, as follows:

        (i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

        (ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

        (iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

        (iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

        (v) for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date;

        provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

        (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

        (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans which are in foreclosure, have been foreclosed or otherwise liquidated, or with respect to which the Mortgagor is in bankruptcy and any REO Property) averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

        Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate: Any one of the Class A, Class CB or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Interest Distribution Amount: With respect to any Distribution Date and Loan Group, the aggregate amount of Accrued Certificate Interest to be distributed to the Holders of the related Senior Certificates for that Distribution Date.

        Senior Percentage: The Class I Percentage or Class II Percentage, as applicable.

        Senior Principal Distribution Amount: With respect to any Distribution Date and Loan Group, the lesser of (a) the balance of the related Available Distribution Amount remaining after the distribution of all amounts required to be distributed therefrom pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) (excluding any amount distributable pursuant to clause (E) of the definition of "Class A-P Principal Distribution Amount"), and (b) the sum of the amounts required to be distributed to the Senior Certificateholders of the related Certificate Group on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii).

        Special Hazard Amount: As of any Distribution Date, an amount equal to $3,992,571 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greater of (i) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (ii) twice the outstanding principal balance of the Mortgage Loan with the largest outstanding principal balance as of the Distribution Date immediately preceding such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 22.19% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

        Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.0% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

        Subordinate Percentage: With respect to either Loan Group, as of any date of determination a percentage equal to 100% minus the related Senior Percentage as of that date.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and Loan Group and each Class of Subordinate Certificates, (a) the sum of the following: (i) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date for the related Loan Group under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A) to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) for the related Loan Group (without giving effect to the related Senior Accelerated Distribution Percentages) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month for the related Loan Group (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for the related Loan Group for such Distribution Date not paid to the Senior Certificates; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) the sum of (i) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (ii) the Capitalization Reimbursement Amount for such Loan Group and Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Subordinate Principal Distribution Amount for such Class of Subordinate Certificates, without giving effect to this clause (b)(ii), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, without giving effect to any reductions for the Capitalization Reimbursement Amount.

        Super Senior Certificates: The Class A-3 Certificates and Class A-5 Certificates.

        Super Senior Optimal Percentage: As to any Distribution Date on and after the Credit Support Depletion Date and any Class of Super Senior Certificates, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance such Class of Super Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of the Class A Certificates, other than the Class A-P Certificates, and Class R-I Certificate immediately prior to such Distribution Date.

        Super Senior Optimal Principal Distribution Amount: As of any Distribution Date on or after the Credit Support Depletion Date, an amount equal to the product of (a) the then applicable Super Senior Optimal Percentage and
(b) the amounts described in Section 4.02(a)(ii)(Y) in respect of Loan Group I.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates (excluding any Interest Only Certificates) if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests, other than the Uncertificated REMIC I Regular Interests Z, the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

        1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).


 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
          W             Class A-3, Class A-4, Class A-7   5.50%                    64,500,000.00
          X             Class A-P                         0.00%                      $548,115.22
          Y             Class A-1, Class A-2, Class       5.50%                   304,930,947.06
                        A-5, Class A-6,  Class CB, Class R-II,  Class M-1, Class
                        M-2, Class M-3, Class B-1, Class
                        B-2, Class B-3

        Uncertificated REMIC I Regular Interests Z: Each of the 1,935 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,935, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  1,935
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,935 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such Uncertificated REMIC II Regular Interests Z's pro rata share of the amount distributed pursuant to Section 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Undercollateralized Amount: With respect any Certificate Group and Distribution Date, the excess of (i) the aggregate Certificate Principal Balance of such Certificate Group over (ii) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, in each case calculated on such Distribution Date after giving effect to distributions to be made thereon (other than amounts to be distributed pursuant to Section 4.02(i) on such Distribution
Date).

        Undercollateralized Certificate Group: With respect any Distribution Date, a Certificate Group for which the related Undercollateralized Amount exceeds zero.

        Underwriters: Citigroup Global Markets Inc., UBS Securities LLC and Residential Funding Securities Corporation.

        Yield Maintenance Agreement: The agreement dated as of the Closing Date, between the Trustee and the Yield Maintenance Agreement Provider, relating to the Class A-3 and Class A-7 Certificates, or any replacement, substitute, collateral or other arrangement in lieu thereto.

        Yield Maintenance Agreement Provider: Bear, Stearns Financial Products Inc., and its successors and assigns or any party to any replacement, substitute, collateral or other arrangement in lieu thereof.

        Yield Maintenance Payment: For any Distribution Date, the payment, if any, due under the Yield Maintenance Agreement in respect of such Distribution Date.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Adjustable Rate Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Moneyline Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first LIBOR Rate Adjustment Date, 2.06% per annum; provided, however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall, after consultation with the Master Servicer, select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Master Servicer's subsequent calculation of the Pass-Through Rates applicable to each of the Adjustable Rate Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply the Pass-Through Rates on each of the Adjustable Rate Certificates for the current and the immediately preceding Interest Accrual Period via the Trustee's internet website, which may be obtained by telephoning the Trustee at (800) 735-7777.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

        (a) (See Section 2.01(a) of the Standard Terms).

        (b) (See Section 2.01(b) of the Standard Terms).

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (iii) a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) a "High-Cost Home Loan" as defined in the Indiana House Enrolled Act No. 1229, effective as of January 1, 2005.

        (d) (See Section 2.01(d) of the Standard Terms).

        (e) (See Section 2.01(e) of the Standard Terms).

        (f) (See Section 2.01(f) of the Standard Terms).

        (g) (See Section 2.01(g) of the Standard Terms).

        (h) (See Section 2.01(h) of the Standard Terms).

        (i) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Company delivered or caused to be delivered hereunder to the Trustee, the Yield Maintenance Agreement (the delivery of which shall evidence that the fixed payment for the Yield Maintenance Agreement has been paid and the Trustee and the Trust Fund shall have no further payment obligation thereunder and that such fixed payment has been authorized hereby).

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing (subject to interest only periods, if applicable), fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.8% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in Missouri, and no more than 0.7% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside Missouri; no more than 1.3% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in Florida, and no more than 0.7% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside Florida;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 52.43% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 20.5% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 7.4% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program and; approximately 61.10% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 28.3% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and 10.5% of the Group II Loans were underwritten under a no income/no asset program;

(x) Except with respect to approximately 16.92% of the Group I Loans by aggregate Stated Principal Balance as of the Cut-off Date and approximately 27.18% of the Group II Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1),   (2),  (4),  (5)  and  (6),  without  reliance  on  the
        provisions of Treasury Regulation Section 1.860G-2(a)(3) or Treasury Regulation Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified mortgage" notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5) and (6);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(xviii) None of the Mortgage Loans has been made to an International Borrower, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers.(See Section 2.04 of the Standard Terms)

Section 2.05.   Execution  and   Authentication  of   Certificates/Issuance   of
        Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence the beneficial interest in REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement..

Section 2.07.  Issuance of Certificates Evidencing Interest in REMIC II .

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the

Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence the beneficial interest in the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms).

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date the Master Servicer on behalf of the Trustee (or the Paying Agent appointed by the Trustee) shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c), (e) and (i) below), in each case to the extent of the related or specified Available Distribution Amount remaining in the case of clauses (i) through (iii), and to the extent of the remaining Available Distribution Amounts from both Loan Groups, in the case of clauses (iv) through (xvii):

(i) (X) from the Available Distribution Amount related to the Loan Group I, to the Class A Certificates (other than the Class A-P Certificates) and Class R-I Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date (provided that for the purpose of this Section 4.02(a)(i)(X) the Available Funds Cap shall be 5.50%), plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this
        Section 4.02(a);

                      (Y) from the Available  Distribution Amount related to the
        Loan Group II, to the Class CB Certificates and Class R-II Certificates, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

                      (Z) from the Available Distribution Amount derived from the related Loan Group, on a parity with the distributions in Sections 4.02(a)(i)(X) and 4.02(a)(i)(Y), as applicable, to the Class A-V Certificates (or Subclasses, if any) in proportion to the respective amounts of Accrued Certificate Interest thereon derived from each Loan Group, Accrued Certificate Interest on the Class A-V Certificates (or Subclasses, if any) with respect to such Distribution Date and derived from the related Loan Group, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date with respect to such Loan Group except as provided in the last paragraph of this Section 4.02(a);

(ii) (X) to the Class A-P Certificates, from the Available Distribution Amount for the respective Loan Groups, the sum of Class A-P Principal Distribution Amounts for both Loan Groups (applied to reduce the Certificate Principal Balance of the Class A-P Certificates); and

                      (Y) to the Senior Certificates (other than the Class A-P, Class A-4 and the Class A-V Certificates) of each Certificate Group, from the Available Distribution Amount for the related Loan Group, in the priorities and amounts set forth in Section 4.02(b) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the related Senior Percentage for such Distribution Date and Loan Group times the sum of the following:

        (1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan in the related Loan Group (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

        (2) the Stated Principal Balance of any Mortgage Loan in the related Loan Group repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b) of the Standard Terms) pursuant to Section 2.02, 2.03,
                2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan in such Loan Group pursuant to Section
                2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

        (3) the principal portion of all other unscheduled collections with respect to the related Loan Group (other than Principal
                Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds), including Subsequent Recoveries, received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan in the related Loan Group for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the related Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the related Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in clause (C) of the definition of Class A-P Principal Distribution Amount);

(C) the related Senior Accelerated Distribution Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full with respect to the related Loan Group received in the related Prepayment Period and Curtailments with respect to the related Loan Group received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

(D) any portion of the Excess Subordinate Principal Amount for such Distribution Date allocated to the related Loan Group;

(E) amounts allocated to the related Certificate Group, as applicable, pursuant to Section 4.02(j); and

(F) any amounts described in subsection (ii)(Y), clauses (A), (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; minus

(G) the related Capitalization Reimbursement Amount for such Distribution Date, other than the related Discount Fraction of any portion of that amount related to each Discount Mortgage Loan in the related Loan Group, multiplied by a fraction, the numerator of which is the Senior Principal Distribution Amount, without giving effect to this clause (G), and the denominator of which is the sum of the principal distribution amounts for all Classes of Certificates other than the Class A-P Certificates, payable from the Available Distribution Amount for the related Loan Group without giving effect to any reductions for the Capitalization Reimbursement Amount;

(iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

(iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix),
        (xi), (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

(vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

(viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

(x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

(xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

(xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

(xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

(xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for each Loan Group for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

(xvi) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amounts for each Loan Group remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amounts for each Loan Group remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

(xvii) to the Class R Certificates, the balance, if any, of the Available Distribution Amounts for the related Loan Group.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that (1) a shortfall in the amounts available to pay Accrued Certificate Interest on any Class of Certificates results from an interest rate reduction in connection with a Servicing Modification, or (2) such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b)     Distributions   of  principal  on  the  Senior   Certificates   on  each
        Distribution Date will be made as follows:

(i) the Class A-P Principal Distribution Amount for each Loan Group shall be distributed to the Class A-P Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

(ii) an amount equal to the Senior Principal Distribution Amount for Loan Group I shall be distributed as follows:

               (A) first, to the Class R-I Certificates until the Certificate Principal Balance of the Class R-I Certificates has been reduced to zero;

               (B) second, any remaining amount to the Lockout Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances of the Lockout Certificates have been reduced to zero, an amount equal to the Lockout Percentage of the Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6 and Class A-7 Certificates) of the aggregate of the collections described in clauses (A), (B), (C), (D), (E) and (F) (net of amounts set forth in clause (G)) of Section 4.02(a)(ii)(Y) for Loan Group I, with application of the related Senior Percentage and the related Senior Accelerated Distribution Percentage; provided, however, that if the aggregate of the amounts set forth in clauses (A), (B), (C), (D), (E) and (F) (net of amounts set forth in clause (G)) of Section 4.02(a)(ii)(Y) for Loan Group I is more than the balance of the Available Distribution Amount for Loan Group I remaining after the related Senior Interest Distribution Amount and the Class A-P Principal Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this Section 4.02(b)(ii)(B) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance of the Lockout Certificates relative to the aggregate Certificate Principal Balance of Class A-1, Class A-2, Class A-3, Class A-5, Class A-6 and Class A-7 Certificates) of such difference;

               (C) third, any remaining amount to the Class A-3 Certificates and Class A-7 Certificates, up to an aggregate amount of $100 on each distribution date, on a pro rata basis in accordance with their respective Certificate Principal Balances until the Certificate Principal Balances thereof have been reduced to zero;

               (D) fourth, any remaining amount to the Class A-1 Certificates, up to an aggregate amount of $2,000,000 on each distribution date, until the Certificate Principal Balance thereof has been reduced to zero;

               (E) fifth, any remaining amount to the Class A-3 Certificates and Class A-7 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero;

               (F) sixth, any remaining amount to the Class A-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

               (G) seventh, any remaining amount to the Class A-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

               (H) eighth, any remaining amount to the Class A-5 Certificates and Class A-6 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

           (iii) an amount equal to the Senior Principal Distribution Amount for Loan Group II shall be distributed as follows:

               (A) first, to the Class R-II Certificates until the Certificate Principal Balance of the Class R-II Certificates has been reduced to zero; and

               (B) second, any remaining amount to the Class CB Certificates until the Certificate Principal Balance of the Class CB Certificates has been reduced to zero.

(c) Notwithstanding Section 4.02(b), on or after the Credit Support Depletion Date, an amount equal to the Class A-P Distribution Amount will be distributed to the Class A-P Certificates and then the Senior Principal Distribution Amount for each Loan Group will be distributed to the remaining Senior Certificates in the related Certificate Group (other than the Class A-P Certificates and the Class A-V Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances; provided, however, that until reduction of the Certificate Principal Balance of the Class A-7 Certificates to zero, the aggregate amount distributable to the Class A-3 Certificates and Class A-7 Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the related Senior Principal Distribution Amount will be distributed among those certificates in the following priority: first, to the Class A-3 Certificates, up to an amount equal to the Accrued Certificate Interest on the Class A-3 Certificates; second, to the Class A-3 Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount for the Class A-3 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class A-7 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class A-7 Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero; provided, further, that until reduction of the Certificate Principal Balance of the Class A-6 Certificates to zero, the aggregate amount distributable to the Class A-5 Certificates and Class A-6 Certificates in respect of the aggregate Accrued Certificate Interest thereon and in respect of their aggregate pro rata portion of the Senior Principal Distribution Amount will be distributed among such Senior Certificates in the following priority: first, to the Class A-5 Certificates, up to an amount equal to the Accrued Certificate Interest on the Class A-5 Certificates; second, to the Class A-5 Certificates, up to an amount equal to the Super Senior Optimal Principal Distribution Amount for the Class A-5 Certificates, in reduction of the Certificate Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class A-6 Certificates, up to an amount equal to the Accrued Certificate Interest thereon; and fourth, to the Class A-6 Certificates, the remainder, until the Certificate Principal Balance thereof has been reduced to zero.

(d) After the reduction of the Certificate Principal Balances of all Classes of Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the applicable Available Distribution Amount will be distributed solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Subsequent Recoveries, the Master Servicer shall deposit such funds into the Custodial Account pursuant to Section 3.07(b)(iii) of the Standard Terms. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Certificate Principal Balance of the Class of Subordinate Certificates with a Certificate Principal Balance greater than zero with the highest payment priority to which Realized Losses, other than Excess Bankruptcy Losses, Excess Fraud Losses, Excess Special Hazard Losses and Extraordinary Losses, have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. The amount of any remaining Subsequent Recoveries will be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority, up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05. Any remaining Subsequent Recoveries will in turn be applied to increase from zero the Certificate Principal Balance of the Class of Certificates with the next lower payment priority up to the amount of Realized Losses previously allocated to that Class of Certificates pursuant to Section 4.05, and so on. Holders of such Certificates will not be entitled to any payment in respect of Accrued Certificate Interest on the amount of such increases for any Interest Accrual Period preceding the Interest Accrual Period that relates to the Distribution Date on which such increase occurs. Any such increases shall be applied to the Certificate Principal Balance of each Certificate of such Class in accordance with its respective Percentage Interest.

(f) On each Distribution Date, the Yield Maintenance Payment will be distributed to the Class A-3 Certificates and Class A-7 Certificates, on a pro rata basis in accordance with their respective Certificate Principal Balances.

(g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

(i) On any Distribution Date prior to the occurrence of the Credit Support Depletion Date that occurs after the reduction of the aggregate Certificate Principal Balance of a Certificate Group to zero, the Certificates relating to the remaining Certificate Group will be entitled to receive 100% of the prepayments on the Mortgage Loans in the Loan Group related to the Certificate Group that has been fully paid. Such amounts allocated to a Certificate Group shall be treated as part of the related Available Distribution Amount and distributed as part of the related Senior Principal Distribution Amount in accordance with the priorities set forth in 4.02(b) above, in reduction of such Certificate Principal Balances. Notwithstanding the foregoing, the remaining

Certificate Group will not be entitled to receive prepayments on the Mortgage Loans in a Loan Group related to Certificate Group that has been fully paid if the following two conditions are satisfied: (1) the weighted average of the Subordinate Percentages for both Loan Groups for such Distribution Date, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for both Loan Groups, calculated on that basis and (2) the outstanding principal balance of the Mortgage Loans in both Loan
Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M Certificates and Class B Certificates, is less than 50%.

(j) For any Undercollateralized Certificate Group on any Distribution Date prior to the Credit Support Depletion Date (i) 100% of the mortgagor prepayments allocable to the Class M Certificates and Class B Certificates on the Mortgage Loans in a non-related Loan Group will be distributed to such Undercollateralized Certificate Group in accordance with the priorities set forth in Section 4.02(b) for the related Senior Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Undercollateralized Certificate Group, until such Certificate Principal Balance equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group and
(ii) an amount equal to one month's interest at a rate of 5.50% per annum on the related Undercollateralized Amount will be distributed from that portion of the Available Distribution Amount for a non-related Loan Group that would be otherwise allocable to the Class M Certificates and Class B Certificates, in the following priority: first to pay any unpaid interest on such Undercollateralized Certificate Group and then to pay principal thereon in the manner described in clause (i) above.

Section 4.03.  Statements  to  Certificateholders;   Statements  to  the  Rating
        Agencies;  Exchange  Act  Reporting.  (See  Section 4.03 of the Standard
        Terms)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate

Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Loss is on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the related Discount Fraction of the principal portion of the Realized Loss until the Certificate Principal Balance of the Class A-P Certificates has been reduced to zero, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class R-I (in the case of a Group I Loan) or to the Class CB and Class R-II Certificates (in the case of a Group II Loan), and the Class A-V Certificates (in the case of the interest portion of a Realized Loss on a Mortgage Loan in any Loan Group) on a pro rata basis, as described below; provided, however, that after the Credit Support Depletion Date, Realized Losses otherwise allocable to the Class A-3 Certificates will be allocated to the Class A-7 Certificates until the Certificate Principal Balance of the Class A-7 Certificates has been reduced to zero, and Realized Losses otherwise allocable to the Class A-5 Certificates will be allocated to the Class A-6 Certificates until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero.

        The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof and the Class I Percentage, or Class II Percentage, as applicable, of the remainder of the principal portion of such losses on Discount Mortgage Loans and the Class I Percentage or Class II Percentage, as applicable, of the entire amount of the principal portion of such losses on Non-Discount Mortgage Loans will be allocated to (i) in the case of a Realized Loss on a Group I Loan, the Class A-1, Class A-2, Class A-3, Class A-5, Class A-6, Class A-7 and Class R-I Certificates, on a pro rata basis; provided, however, that such losses otherwise allocable to the Class A-3 Certificates will be allocated to the Class A-7 Certificates until the Certificate Principal Balance of the Class A-7 Certificates has been reduced to zero, and such losses otherwise allocable to the Class A-5 Certificates will be allocated to the Class A-6 Certificates until the Certificate Principal Balance of the Class A-6 Certificates has been reduced to zero, and (ii) in the case of a Realized Loss on a Group II Loan, the Class CB and Class R-II Certificates on a pro rata basis. The remainder of the principal portion of such losses on Discount Mortgage Loans and Non-Discount Mortgage Loans will be allocated to the Class M Certificates and Class B Certificates on a pro rata basis. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis in accordance with the respective amounts of Accrued Certificate Interest payable from the related Loan Group.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable from the related Loan Group in respect of such Distribution Date and derived from the related Loan Group
(without regard to any Compensating Interest allocated to the Available Distribution Amount of such Loan Group for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date; provided that no such reduction shall reduce the aggregate Certificate Principal Balance of the Certificates in any Certificate Group below the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses (other than any interest rate reduction resulting from a Servicing Modification) shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the interest portion of a Realized Loss resulting from an interest rate reduction in connection with a Servicing Modification shall be made by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c) of the Standard Terms, such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

Section 4.09.  Reserve Fund.

        (a) On or before the Closing Date, the Trustee shall establish a Reserve Fund on behalf of the Holders of the Class A-3 and Class A-7 Certificates. The Reserve Fund must be an Eligible Account. The Reserve Fund shall be entitled "Reserve Fund, Deutsche Bank Trust Company Americas as Trustee for the benefit of holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS7". The Trustee shall demand payment of all money payable by the Yield Maintenance Agreement Provider under the Yield Maintenance Agreement. The Trustee shall deposit in the Reserve Fund all payments received by it from the Yield Maintenance Agreement Provider pursuant to the Yield Maintenance Agreement. On each Distribution Date, the Trustee shall remit amounts received by it from the Yield Maintenance Agreement Provider to the Holders of the Class A-3 and Class A-7 Certificates in the manner provided in Section 4.02(f) as it is directed by the Master Servicer.

        (b) The Reserve Fund is an "outside reserve fund" within the meaning of Treasury Regulation ss.1.860G-2(h) and shall be an asset of the Trust Fund but not an asset of any 2005-QS7 REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Reserve Fund. Citigroup Global Markets Inc. shall be the beneficial owner of the Reserve Fund, subject to the power of the Trustee to distribute amounts under Section 4.02(f). Amounts in the Reserve Fund shall be held uninvested in a trust account of the Trustee with no liability for interest or other compensation thereon.

ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company notifies the Depository of its intent to terminate the book-entry system and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interest in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners
requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02. Registration of Transfer and Exchange of Certificates(See  Section
        5.02 of the Standard Terms)

Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates(See Section 5.03 of the Standard Terms)

Section 5.04.  Persons Deemed Owners (See Section 5.04 of the Standard Terms)

Section 5.05.  Appointment  of Paying  Agent (See  Section  5.04 of the Standard
        Terms)

Section 5.06. U.S.A. Patriot Act Compliance 82 (See Section 5.05 of the Standard Terms)

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

ARTICLE VII

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

ARTICLE IX

                                   TERMINATION

        Section       9.01  OPTIONAL  PURCHASE  BY THE  MASTER  SERVICER  OF ALL
                      CERTIFICATES; TERMINATION UPON PURCHASE BY THE MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

        (a) (See Section 9.01(a) of the Standard Terms)

        (b) (See Section 9.01(b) of the Standard Terms)

        (c) (See Section 9.01(c) of the Standard Terms)

        (d) (See Section 9.01(d) of the Standard Terms)

        (e) (See Section 9.01(e) of the Standard Terms)

        (f) Upon termination of the Trust Fund pursuant to this Section 9.01, the Trustee on behalf of the Trust Fund shall, under documents prepared by the Master Servicer or Holders of the Class A-3 Certificates and Class A-7 Certificates, assign without recourse, representation or warranty all the right, title and interest of the Trustee and the Trust Fund in and to the Yield Maintenance Agreement to Citigroup Global Markets Inc.

Section 9.02 Additional Termination Requirements. (See Section 9.02 of the Standard Terms)

Section 9.03 Termination of Multiple REMICs. (See Section 9.03 of the Standard Terms)

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02. Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03. Designation of REMIC.

        The REMIC Administrator shall make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans) as a REMIC ("REMIC I") and shall make an election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-3 (exclusive of any rights to payment of amounts received pursuant to the Yield Maintenance Agreement), Class A-4, Class A-5, Class A-6, Class A-7 (exclusive of any rights to payment of amounts received pursuant to the Yield Maintenance Agreement), Class CB, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated Class A-V REMIC Regular Interests, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in the REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest T, (ii) Uncertificated REMIC I Regular Interest U, (iii) Uncertificated REMIC I Regular Interest V, (iv) Uncertificated REMIC I Regular Interest W, (v) Uncertificated REMIC I Regular Interest X and (vi) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests Z pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC II Regular Interests Z for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-3, Class A-4, and Class A-7 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (iii) Realized Losses allocated to the Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (iv) Realized Losses allocated to the Class A-1, Class A-2, Class A-5, Class A-6, Class CB, Class R-II, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (v) Realized Losses allocated to the Uncertificated REMIC II Regular Interests Z under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests Z comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard
                      Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Law.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:


            RECIPIENT                                         ADDRESS
Company                            8400 Normandale Lake Boulevard
                                   Suite 250, Minneapolis, Minnesota  55437,
                                   Attention: President

Master Servicer                    2255 N. Ontario Street, Suite 400
                                   Burbank, California 91504-2130,
                                   Attention: Managing Director/Master Servicing

Trustee                            Corporate Trust Office
                                   1761 East St. Andrew Place
                                   Santa Ana, California 92705-4934,
                                   Attention:  Residential Accredit Loans, Inc.
                                        Series 2005-QS7

                                   The Trustee designates its offices located at c/o DTC Transfer Services, 55 Water Street, Jeanette Street Park Entrance, New York, New York 10041, for the purposes of Section 8.12 of the Standard Terms

Moody's Investors Service, Inc.    99 Church Street, 4th Floor
                                   New York, New York 10004

Fitch Ratings                      One State Street Plaza
                                   New York, New York 10041

Standard & Poor's Ratings          55 Water Street
Services, a division of The        New York, New York 10041
McGraw-Hill Companies, Inc.

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06.  Required Notices to Rating Agency and Subservicer.  (See Section
        11.06 of the Standard Terms)

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               97.0% of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1.0% of the Voting Rights shall be allocated among the Holders of the Class A-4 Certificates in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                            By:  /s/ Heather Anderson
                                                 Name:   Heather Anderson
                                                 Title:  Vice President

Attest: /s/ Mark White
      Name:   Mark White
      Title:  Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]


                                            By:  /s/ Mark White
                                                 Name:  Mark White
                                                 Title: Associate

Attest:/s/ Heather Anderson
      Name: Heather Anderson
      Title: Associate


                                DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                                            By:  /s/ Brent Hoyler
                                                 Name: Brent Hoyler
                                                 Title:   Associate

                                            By:  /s/ Barbara Campbell
                                                 Name: Barbara Campbell
                                                 Title:   Vice President


Attest:/s/ Nicholas Gisler
      Name: Nicholas Gisler
      Title:   Associate

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared Heather Anderson, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                          /s/ Amy Olson

                                                          Notary Public

[Notary Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared Mark White, known to me to be a(n) Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   /s/ Amy Olson

                                                   Notary Public

[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )

               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared Brent Hoyler, known to me to be a(n)
Associate of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   /s/ Amy Stoddard
                                                     Notary Public
[Notarial Seal]






STATE OF CALIFORNIA               )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 29th day of June, 2005 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be a(n) Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   /s/ Amy Stoddard
                                                     Notary Public
[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9057043       E86/G02     F                  175,200.00         ZZ
                          360                172,617.88         1
                          6.0000             1050.41            80
                          5.7500             1050.41
VILLAS        NJ 08251    1                  03/31/04           00
0437913213                05                 05/01/04           0.0000
535976                    O                  04/01/34
0

9452613       E22/G02     F                  93,150.00          ZZ
                          360                92,270.83          4
                          6.8750             611.93             90
                          6.6250             611.93
FARGO         ND 58103    1                  08/06/04           10
0421418765                05                 10/01/04           25.0000
0421418765                N                  09/01/34
0

9585077       F09/G02     F                  243,500.00         ZZ
                          360                241,190.05         1
                          6.3750             1519.12            74
                          6.1250             1519.12
(PACOIMA AREA)CA 91331    5                  07/16/04           00
0438438806                05                 09/01/04           0.0000
4000125900                O                  08/01/34
0

9585415       F09/G02     F                  169,600.00         ZZ
                          360                166,694.70         2
                          6.3750             1058.09            80
                          6.1250             1058.09
WALLINGFORD   CT 06492    5                  07/23/04           00
0438440240                05                 09/01/04           0.0000
4000109884                O                  08/01/34
0

9628978       286/286     F                  100,300.00         ZZ
                          360                99,884.09          2
                          7.0000             667.30             85
                          6.7500             667.30
ARIZONA CITY  AZ 85223    1                  12/22/04           04
0003712456                05                 02/01/05           20.0000
0003712456                N                  01/01/35
0

9634060       286/286     F                  103,000.00         ZZ
                          360                102,683.58         1
                          7.3750             711.40             80
                          7.1250             711.40
TACOMA        WA 98404    1                  01/19/05           00
0003732700                05                 03/01/05           0.0000
0003732700                O                  02/01/35
0

9652885       N16/G02     F                  114,000.00         ZZ
                          360                113,054.10         1
                          5.8750             674.35             66
                          5.6250             674.35
TUCKER        GA 30084    5                  10/20/04           00
0438588899                05                 11/24/04           0.0000
254297108                 O                  10/24/34
0

9654226       286/286     F                  45,000.00          ZZ
                          360                44,787.48          1
                          8.7500             354.02             90
                          7.8600             354.02
WALLIS        TX 77485    1                  10/05/04           45
0003563199                05                 11/01/04           25.0000
0003563199                O                  10/01/34
0

9655608       286/286     F                  133,980.00         ZZ
                          360                133,479.63         3
                          6.3750             835.87             47
                          6.1250             835.87
RENO          NV 89502    2                  01/30/05           00
0003626577                05                 03/01/05           0.0000
0003626577                N                  02/01/35
0

9655756       286/286     F                  125,000.00         T
                          360                124,172.50         1
                          6.7500             810.75             36
                          6.5000             810.75
DELRAY BEACH  FL 33446    5                  02/04/05           00
0003806411                03                 04/01/05           0.0000
0003806411                O                  03/01/35
0

9656370       286/286     F                  204,400.00         ZZ
                          360                203,237.19         1
                          6.2500             1258.53            70
                          6.0000             1258.53
RESTON        VA 20191    2                  01/25/05           00
0003827399                09                 03/01/05           0.0000
0003827399                N                  02/01/35
0

9669074       286/286     F                  68,200.00          ZZ
                          360                68,004.85          1
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815455                05                 04/01/05           0.0000
0003815455                N                  03/01/35
0

9669086       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815466                05                 04/01/05           0.0000
0003815466                N                  03/01/35
0

9669090       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815468                05                 04/01/05           0.0000
0003815468                N                  03/01/35
0

9669092       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815469                05                 04/01/05           0.0000
0003815469                N                  03/01/35
0

9669096       286/286     F                  74,200.00          ZZ
                          360                73,987.66          2
                          6.2500             456.87             65
                          6.0000             456.87
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815473                05                 04/01/05           0.0000
0003815473                N                  03/01/35
0

9669150       286/286     F                  90,000.00          ZZ
                          360                89,754.57          1
                          6.5000             568.87             64
                          6.2500             568.87
LOWER         NJ 08251    5                  02/22/05           00
0003840402                05                 04/01/05           0.0000
0003840402                N                  03/01/35
0

9669176       286/286     F                  123,000.00         ZZ
                          360                122,724.42         1
                          7.5000             860.04             43
                          7.2500             860.04
ROHNERT PARK  CA 94928    2                  02/09/05           00
0003848723                01                 04/01/05           0.0000
0003848723                N                  03/01/35
0

9669188       286/286     F                  49,600.00          ZZ
                          360                49,474.27          1
                          6.8750             325.84             80
                          6.6250             325.84
BALTIMORE     MD 21224    5                  02/21/05           00
0003851874                05                 04/01/05           0.0000
0003851874                N                  03/01/35
0

9669242       286/286     F                  41,250.00          ZZ
                          360                41,152.87          1
                          7.2500             281.40             75
                          7.0000             281.40
PORTALES      NM 88130    5                  02/08/05           00
0003868551                05                 04/01/05           0.0000
0003868551                N                  03/01/35
0

9669252       286/286     F                  56,400.00          ZZ
                          360                56,282.79          1
                          7.8750             408.94             60
                          7.6250             408.94
PORTSMOUTH    VA 23702    5                  02/16/05           00
0003871502                05                 04/01/05           0.0000
0003871502                N                  03/01/35
0

9669286       286/286     F                  39,000.00          ZZ
                          360                38,916.86          2
                          7.7500             279.41             65
                          7.5000             279.41
PITTSBURGH    PA 15212    5                  02/22/05           00
0003881601                05                 04/01/05           0.0000
0003881601                N                  03/01/35
0

9669356       286/286     F                  300,600.00         ZZ
                          360                299,699.24         1
                          7.5000             2101.84            92
                          6.5570             2101.84
CHESAPEAKE    VA 23320    1                  01/14/05           41
0003717690                05                 03/01/05           30.0000
0003717690                O                  02/01/35
0

9669358       286/286     F                  208,145.00         ZZ
                          360                207,456.52         1
                          7.0000             1384.80            95
                          6.1570             1384.80
MAYFIELD HEIGHOH 44124    1                  01/26/05           41
0003746810                05                 03/01/05           30.0000
0003746810                O                  02/01/35
0

9669360       286/286     F                  374,000.00         ZZ
                          360                372,283.73         1
                          7.1250             2519.71            91
                          6.4460             2519.71
GAINESVILLE   GA 30506    2                  12/30/04           41
0003747245                05                 02/01/05           30.0000
0003747245                O                  01/01/35
0

9669362       286/286     F                  245,100.00         ZZ
                          360                244,401.30         1
                          7.7500             1755.93            95
                          7.1230             1755.93
BRICK         NJ 08724    1                  01/07/05           41
0003749312                05                 03/01/05           30.0000
0003749312                O                  02/01/35
0

9669366       286/286     F                  270,750.00         ZZ
                          360                270,016.02         1
                          8.0000             1986.67            95
                          7.3760             1986.67
TYNGSBORO     MA 01879    1                  01/14/05           41
0003759095                05                 03/01/05           30.0000
0003759095                O                  02/01/35
0

9669370       286/286     F                  206,150.00         ZZ
                          360                205,576.87         1
                          7.8750             1494.74            95
                          7.0310             1494.74
METAMORA      IL 61548    1                  01/14/05           41
0003765358                05                 03/01/05           30.0000
0003765358                O                  02/01/35
0

9669380       286/286     F                  225,245.00         ZZ
                          360                224,518.04         1
                          7.1250             1517.52            95
                          6.2890             1517.52
MONONGAHELA   PA 15063    1                  01/28/05           41
0003777645                05                 03/01/05           30.0000
0003777645                O                  02/01/35
0

9669396       286/286     F                  247,000.00         ZZ
                          360                246,295.89         1
                          7.7500             1769.54            95
                          6.9720             1769.54
SAINT ALBANS  NY 11412    1                  01/10/05           41
0003797530                05                 03/01/05           30.0000
0003797530                O                  02/01/35
0

9669412       286/286     F                  270,000.00         ZZ
                          360                269,268.04         1
                          8.0000             1981.17            86
                          7.4280             1981.17
STRATFORD     CT 06615    1                  01/13/05           41
0003809427                01                 03/01/05           25.0000
0003809427                O                  02/01/35
0

9669426       286/286     F                  297,000.00         ZZ
                          360                293,899.91         1
                          7.7500             2127.75            91
                          6.9800             2127.75
REVERE        MA 02151    1                  01/12/05           41
0003815200                05                 03/01/05           30.0000
0003815200                O                  02/01/35
0

9669438       286/286     F                  205,200.00         ZZ
                          360                204,615.04         1
                          7.7500             1470.08            90
                          6.9650             1470.08
SAN JACINTO   CA 92583    1                  01/14/05           41
0003829029                05                 03/01/05           25.0000
0003829029                O                  02/01/35
0

9669448       286/286     F                  320,150.00         ZZ
                          360                318,629.57         1
                          7.7500             2293.60            95
                          6.9840             2293.60
OXON HILL     MD 20745    1                  01/14/05           41
0003836882                05                 03/01/05           30.0000
0003836882                O                  02/01/35
0

9669452       286/286     F                  286,850.00         T
                          360                286,129.31         1
                          8.3750             2180.27            90
                          7.5290             2180.27
DAYTON        NV 89403    1                  01/14/05           41
0003841764                09                 03/01/05           25.0000
0003841764                O                  02/01/35
0

9669458       286/286     F                  236,800.00         ZZ
                          360                236,107.87         1
                          7.6250             1676.06            95
                          6.7570             1676.06
MCKINNEY      TX 75070    1                  01/31/05           41
0003846423                03                 03/01/05           30.0000
0003846423                O                  02/01/35
0

9669464       286/286     F                  209,000.00         ZZ
                          360                208,404.18         1
                          7.7500             1497.31            95
                          6.7970             1497.31
COOPERSBURG   PA 18036    1                  01/28/05           41
0003848809                05                 03/01/05           30.0000
0003848809                O                  02/01/35
0

9669466       286/286     F                  247,000.00         ZZ
                          360                245,948.57         1
                          7.8750             1790.93            95
                          6.9370             1790.93
OKLAHOMA CITY OK 73116    1                  01/31/05           41
0003849423                05                 03/01/05           30.0000
0003849423                O                  02/01/35
0

9669618       286/286     F                  103,250.00         ZZ
                          360                102,882.56         1
                          6.6250             661.13             70
                          6.3750             661.13
TACOMA        WA 98444    5                  01/10/05           00
0003807206                05                 03/01/05           0.0000
0003807206                N                  02/01/35
0

9669630       286/286     F                  431,300.00         ZZ
                          360                429,597.26         1
                          7.2500             2942.23            95
                          6.6270             2942.23
ROCKVILLE     MD 20853    1                  01/05/05           41
0003797957                05                 02/01/05           30.0000
0003797957                O                  01/01/35
0

9669636       286/286     F                  207,000.00         ZZ
                          360                206,409.89         1
                          7.7500             1482.98            90
                          6.7990             1482.98
FALLS CHURCH  VA 22041    1                  01/31/05           41
0003837968                01                 03/01/05           25.0000
0003837968                O                  02/01/35
0

9675653       601/G02     F                  112,720.00         T
                          360                111,975.51         1
                          6.6250             721.76             80
                          6.3750             721.76
SAINT AUGUSTINFL 32080    1                  10/26/04           00
0438636565                01                 12/01/04           0.0000
6455789-5                 O                  11/01/34
0

9707202       286/286     F                  78,000.00          ZZ
                          360                77,782.12          1
                          6.3750             486.62             80
                          6.1250             486.62
BRIGHTON      MI 48116    1                  02/11/05           00
0003377288                01                 04/01/05           0.0000
0003377288                O                  03/01/35
0

9707208       286/286     F                  132,750.00         ZZ
                          360                132,016.62         1
                          5.5000             753.74             80
                          5.2500             753.74
KELLER        TX 76248    1                  12/17/04           00
0003677826                03                 02/01/05           0.0000
0003677826                O                  01/01/35
0

9707210       286/286     F                  86,400.00          ZZ
                          360                85,955.22          1
                          5.8750             511.09             80
                          5.6250             511.09
BLOOMINGTON   IN 47401    1                  12/17/04           00
0003763819                01                 02/01/05           0.0000
0003763819                O                  01/01/35
0

9707212       286/286     F                  74,725.00          ZZ
                          360                74,582.81          1
                          6.2500             460.10             80
                          6.0000             460.10
INDIANAPOLIS  IN 46239    1                  03/18/05           00
0003765929                09                 05/01/05           0.0000
0003765929                O                  04/01/35
0

9707214       286/286     F                  359,650.00         ZZ
                          360                357,754.43         1
                          5.7500             2098.82            75
                          5.5000             2098.82
YORK          PA 17404    1                  12/30/04           00
0003784200                03                 02/01/05           0.0000
0003784200                O                  01/01/35
0

9707218       286/286     F                  66,150.00          ZZ
                          360                66,014.77          1
                          5.8750             391.31             80
                          5.6250             391.31
DAYTON        OH 45420    1                  03/07/05           00
0003795242                05                 05/01/05           0.0000
0003795242                O                  04/01/35
0

9707222       286/286     F                  105,600.00         ZZ
                          360                105,389.21         1
                          6.0000             633.13             80
                          5.7500             633.13
ASHVILLE      OH 43103    1                  03/07/05           00
0003820036                05                 05/01/05           0.0000
0003820036                O                  04/01/35
0

9707224       286/286     F                  112,000.00         ZZ
                          360                111,663.82         1
                          6.0000             671.50             80
                          5.7500             671.50
ARLINGTON HEIGIL 60005    1                  02/23/05           00
0003841513                01                 04/01/05           0.0000
0003841513                O                  03/01/35
0

9707232       286/286     F                  186,800.00         ZZ
                          360                186,212.09         1
                          5.7500             1090.11            80
                          5.5000             1090.11
ARLINGTON     TX 76017    1                  02/07/05           00
0003865038                05                 04/01/05           0.0000
0003865038                O                  03/01/35
0

9707242       286/286     F                  220,000.00         ZZ
                          360                219,560.88         1
                          6.0000             1319.01            80
                          5.7500             1319.01
DALLAS        TX 75218    1                  03/02/05           00
0003890762                05                 05/01/05           0.0000
0003890762                O                  04/01/35
0

9707244       286/286     F                  272,000.00         ZZ
                          360                271,163.95         1
                          5.8750             1608.99            80
                          5.6250             1608.99
KNOXVILLE     TN 37919    1                  03/02/05           00
0003894114                05                 04/01/05           0.0000
0003894114                O                  03/01/35
0

9707248       286/286     F                  111,200.00         ZZ
                          360                110,978.03         1
                          6.0000             666.71             80
                          5.7500             666.71
BLOOMER       WI 54724    1                  03/07/05           00
0003899021                05                 05/01/05           0.0000
0003899021                O                  04/01/35
0

9707254       286/286     F                  124,400.00         ZZ
                          360                123,980.65         1
                          5.8750             735.88             80
                          5.6250             735.88
GRAPEVINE     TX 76051    1                  02/17/05           00
0003899841                05                 04/01/05           0.0000
0003899841                O                  03/01/35
0

9707258       286/286     F                  195,360.00         ZZ
                          360                194,931.34         1
                          5.5000             1109.24            80
                          5.2500             1109.24
DALLAS        TX 78238    1                  03/04/05           00
0003905519                05                 05/01/05           0.0000
0003905519                O                  04/01/35
0

9707264       286/286     F                  112,000.00         ZZ
                          360                111,679.50         1
                          6.2500             689.61             80
                          6.0000             689.61
FORNEY        TX 75126    1                  02/24/05           00
0003909260                05                 04/01/05           0.0000
0003909260                O                  03/01/35
0

9707268       286/286     F                  113,600.00         ZZ
                          360                113,362.21         1
                          5.7500             662.94             80
                          5.5000             662.94
BASTROP       TX 78602    1                  03/16/05           00
0003911574                03                 05/01/05           0.0000
0003911574                O                  04/01/35
0

9707270       286/286     F                  128,000.00         ZZ
                          360                127,606.58         1
                          5.8750             757.17             80
                          5.6250             757.17
CLEBURNE      TX 76033    1                  02/28/05           00
0003911582                05                 04/01/05           0.0000
0003911582                O                  03/01/35
0

9707274       286/286     F                  93,168.00          ZZ
                          360                92,977.54          1
                          5.8750             551.13             80
                          5.6250             551.13
SEABROOK      TX 77586    1                  03/16/05           00
0003913018                05                 05/01/05           0.0000
0003913018                O                  04/01/35
0

9707276       286/286     F                  236,000.00         ZZ
                          360                235,491.31         1
                          5.6250             1358.55            80
                          5.3750             1358.55
AUSTIN        TX 78739    1                  03/01/05           00
0003914834                03                 05/01/05           0.0000
0003914834                O                  04/01/35
0

9707280       286/286     F                  384,000.00         ZZ
                          360                382,678.59         1
                          5.8750             2271.51            80
                          5.6250             2271.51
KANEOHE       HI 96744    1                  03/09/05           00
0003917666                05                 05/01/05           0.0000
0003917666                O                  04/01/35
0

9707286       286/286     F                  93,000.00          ZZ
                          360                92,809.88          1
                          5.8750             550.14             79
                          5.6250             550.14
NORWALK       OH 44857    1                  03/18/05           00
0003919610                05                 05/01/05           0.0000
0003919610                O                  04/01/35
0

9707288       286/286     F                  196,000.00         ZZ
                          360                195,599.34         1
                          5.8750             1159.42            80
                          5.6250             1159.42
COPPELL       TX 75019    1                  03/17/05           00
0003920551                05                 05/01/05           0.0000
0003920551                O                  04/01/35
0

9707290       286/286     F                  96,000.00          ZZ
                          360                95,765.50          1
                          5.8750             567.88             80
                          5.6250             567.88
MCKINNEY      TX 75069    1                  03/18/05           00
0003920690                05                 05/01/05           0.0000
0003920690                O                  04/01/35
0

9707294       286/286     F                  215,200.00         ZZ
                          360                214,760.11         1
                          5.8750             1272.99            80
                          5.6250             1272.99
WADSWORTH     OH 44281    1                  03/17/05           00
0003922456                05                 05/01/05           0.0000
0003922456                O                  04/01/35
0

9707302       286/286     F                  158,320.00         ZZ
                          360                157,980.70         1
                          5.6250             911.38             80
                          5.3750             911.38
HICKORY       NC 28601    1                  03/17/05           00
0003924766                05                 05/01/05           0.0000
0003924766                O                  04/01/35
0

9707308       286/286     F                  72,000.00          ZZ
                          360                71,778.69          1
                          5.8750             425.91             80
                          5.6250             425.91
WARNER ROBINS GA 31088    1                  03/04/05           00
0003930057                05                 04/01/05           0.0000
0003930057                O                  03/01/35
0

9707314       286/286     F                  128,000.00         ZZ
                          360                127,705.70         1
                          5.2500             706.82             80
                          5.0000             706.82
CYPRESS       TX 77429    1                  03/01/05           00
0003940483                05                 05/01/05           0.0000
0003940483                O                  04/01/35
0

9707316       286/286     F                  128,800.00         ZZ
                          360                128,536.70         1
                          5.8750             761.91             80
                          5.6250             761.91
HOWELL        NJ 07728    1                  03/17/05           00
0003946569                01                 05/01/05           0.0000
0003946569                O                  04/01/35
0

9707318       286/286     F                  161,600.00         ZZ
                          360                161,253.65         1
                          5.6250             930.27             80
                          5.3750             930.27
MONTGOMERY    TX 77356    1                  03/16/05           00
0003948822                03                 05/01/05           0.0000
0003948822                O                  04/01/35
0

9707320       286/286     F                  125,520.00         ZZ
                          360                125,134.20         1
                          5.8750             742.50             80
                          5.6250             742.50
HUNTSVILLE    AL 35824    1                  02/18/05           00
0003951342                05                 04/01/05           0.0000
0003951342                O                  03/01/35
0

9707322       286/286     F                  174,225.00         ZZ
                          360                173,676.68         1
                          5.7500             1016.73            80
                          5.5000             1016.73
WALESKA       GA 30183    1                  02/17/05           00
0003951374                03                 04/01/05           0.0000
0003951374                O                  03/01/35
0

9707326       286/286     F                  124,400.00         ZZ
                          360                123,999.15         1
                          5.6250             716.12             80
                          5.3750             716.12
HUNTSVILLE    AL 35803    1                  02/22/05           00
0003951408                05                 04/01/05           0.0000
0003951408                O                  03/01/35
0

9733701       E22/G02     F                  212,800.00         TX
                          360                211,917.63         2
                          7.0000             1415.76            80
                          6.7500             1415.76
DALLAS        TX 75209    5                  12/21/04           00
0422825901                05                 02/01/05           0.0000
0422825901                N                  01/01/35
0

9734156       286/286     F                  423,600.00         ZZ
                          360                423,015.04         1
                          7.8750             3071.40            95
                          7.0850             3071.40
CHESAPEAKE    VA 23320    1                  03/28/05           33
0003284929                03                 05/01/05           30.0000
0003284929                O                  04/01/35
0

9734170       286/286     F                  75,000.00          ZZ
                          360                74,879.69          1
                          7.1250             505.29             39
                          6.8750             505.29
MANCHESTER    NH 03103    5                  03/14/05           00
0003378002                05                 05/01/05           0.0000
0003378002                O                  04/01/35
0

9734182       286/286     F                  245,000.00         ZZ
                          360                244,783.83         1
                          6.6250             1568.77            80
                          6.3750             1568.77
ANACORTES     WA 98221    1                  03/29/05           00
0003602100                05                 06/01/05           0.0000
0003602100                O                  05/01/35
0

9734184       286/286     F                  428,000.00         ZZ
                          360                427,165.88         1
                          6.1250             2600.58            80
                          5.8750             2600.58
MAUMEE        OH 43537    2                  03/16/05           00
0003604622                05                 05/01/05           0.0000
0003604622                O                  04/01/35
0

9734186       286/286     F                  385,897.00         ZZ
                          360                385,180.26         1
                          6.3750             2407.50            90
                          6.1250             2407.50
OAKDALE       CA 95361    1                  03/10/05           11
0003623378                05                 05/01/05           25.0000
0003623378                O                  04/01/35
0

9734192       286/286     F                  216,600.00         ZZ
                          360                216,285.45         1
                          7.6250             1533.09            95
                          6.8350             1533.09
RENTON        WA 98055    1                  03/04/05           41
0003682385                03                 05/01/05           25.0000
0003682385                O                  04/01/35
0

9734196       286/286     F                  284,525.00         ZZ
                          360                284,122.06         1
                          7.7500             2038.38            95
                          6.9600             2038.38
SUFFOLK       VA 23435    1                  03/17/05           33
0003698276                03                 05/01/05           30.0000
0003698276                O                  04/01/35
0

9734204       286/286     F                  66,500.00          ZZ
                          360                66,385.16          1
                          6.7500             431.32             89
                          6.5000             431.32
SEWELL        NJ 08080    1                  03/30/05           06
0003741369                05                 05/01/05           25.0000
0003741369                N                  04/01/35
0

9734206       286/286     F                  212,000.00         ZZ
                          360                211,633.91         3
                          6.7500             1375.03            80
                          6.5000             1375.03
AUSTIN        TX 78751    2                  03/21/05           00
0003742726                05                 05/01/05           0.0000
0003742726                N                  04/01/35
0

9734210       286/286     F                  54,500.00          ZZ
                          360                54,244.90          3
                          6.3750             340.01             28
                          6.1250             340.01
CLEVELAND     OH 44102    5                  12/13/04           00
0003744754                05                 02/01/05           0.0000
0003744754                O                  01/01/35
0

9734212       286/286     F                  432,000.00         ZZ
                          360                430,404.13         1
                          8.1250             3207.59            90
                          7.2450             3207.59
MIAMI         FL 33131    5                  12/10/04           33
0003775171                08                 02/01/05           25.0000
0003775171                O                  01/01/35
0

9734230       286/286     F                  161,500.00         ZZ
                          360                161,167.10         1
                          6.5000             1020.79            95
                          6.2500             1020.79
SECANE        PA 19018    5                  03/10/05           06
0003834673                05                 05/01/05           30.0000
0003834673                O                  04/01/35
0

9734246       286/286     F                  232,750.00         ZZ
                          360                232,328.04         1
                          6.5000             1471.14            95
                          6.2500             1471.14
MILMONT PARK  PA 19033    1                  03/22/05           12
0003848883                05                 05/01/05           30.0000
0003848883                O                  04/01/35
0

9734260       286/286     F                  585,000.00         ZZ
                          360                583,939.44         1
                          6.5000             3697.60            65
                          6.2500             3697.60
LOS ANGELES   CA 90035    2                  03/09/05           00
0003858227                05                 05/01/05           0.0000
0003858227                O                  04/01/35
0

9734262       286/286     F                  86,500.00          ZZ
                          360                86,322.38          2
                          6.6250             553.87             75
                          6.3750             553.87
CHAMPAIGN     IL 61821    2                  03/14/05           00
0003860105                05                 05/01/05           0.0000
0003860105                N                  04/01/35
0

9734276       286/286     F                  59,400.00          ZZ
                          360                59,260.13          3
                          7.2500             405.22             90
                          7.0000             405.22
ABERDEEN      WA 98520    1                  02/28/05           12
0003867634                05                 04/01/05           25.0000
0003867634                N                  03/01/35
0

9734286       286/286     F                  76,000.00          ZZ
                          360                75,868.75          2
                          6.7500             492.94             80
                          6.5000             492.94
LEWISTON      ID 83501    5                  03/23/05           00
0003871399                05                 05/01/05           0.0000
0003871399                N                  04/01/35
0

9734298       286/286     F                  91,000.00          ZZ
                          360                90,452.82          2
                          7.1250             613.09             70
                          6.8750             613.09
KELSO         WA 98626    5                  03/10/05           00
0003875123                05                 05/01/05           0.0000
0003875123                O                  04/01/35
0

9734304       286/286     F                  288,750.00         ZZ
                          360                287,943.30         1
                          6.3750             1801.43            75
                          6.1250             1801.43
OCALA         FL 34480    5                  02/23/05           00
0003877459                03                 04/01/05           0.0000
0003877459                O                  03/01/35
0

9734318       286/286     F                  101,250.00         ZZ
                          300                100,977.99         1
                          6.5000             683.65             75
                          6.2500             683.65
CHARLESTOWN   NH 03603    5                  03/24/05           00
0003880729                05                 05/01/05           0.0000
0003880729                N                  04/01/30
0

9734522       286/286     F                  37,600.00          ZZ
                          360                37,504.68          1
                          6.8750             247.01             80
                          6.6250             247.01
BALTIMORE     MD 21216    1                  03/30/05           00
0003885430                02                 05/01/05           0.0000
0003885430                N                  04/01/35
0

9734528       286/286     F                  102,500.00         ZZ
                          360                102,314.33         1
                          6.6250             656.32             90
                          6.3750             656.32
KETTERING     OH 45429    2                  03/24/05           06
0003888530                05                 05/01/05           25.0000
0003888530                N                  04/01/35
0

9734530       286/286     F                  40,000.00          ZZ
                          360                39,941.91          1
                          7.6250             283.12             41
                          7.3750             283.12
BINGHAMTON    NY 13903    5                  03/17/05           00
0003890144                05                 05/01/05           0.0000
0003890144                O                  04/01/35
0

9734540       286/286     F                  69,000.00          ZZ
                          360                68,899.80          1
                          7.6250             488.38             75
                          7.3750             488.38
WILMINGTON    DE 19805    5                  03/15/05           00
0003891880                05                 05/01/05           0.0000
0003891880                N                  04/01/35
0

9734544       286/286     F                  252,000.00         ZZ
                          360                251,660.69         1
                          8.0000             1849.09            90
                          7.2100             1849.09
LAS VEGAS     NV 89122    1                  03/03/05           45
0003894084                03                 05/01/05           25.0000
0003894084                O                  04/01/35
0

9734558       286/286     F                  252,000.00         ZZ
                          360                251,342.04         1
                          6.5000             1592.82            70
                          6.2500             1592.82
WYNNEWOOD     PA 19096    5                  03/26/05           00
0003895433                05                 05/01/05           0.0000
0003895433                O                  04/01/35
0

9734564       286/286     F                  109,900.00         ZZ
                          360                109,705.52         1
                          6.6250             703.71             43
                          6.3750             703.71
SELLERSBURG   IN 47172    1                  03/17/05           00
0003897529                05                 05/01/05           0.0000
0003897529                O                  04/01/35
0

9734566       286/286     F                  275,000.00         ZZ
                          360                274,501.44         2
                          6.5000             1738.19            75
                          6.2500             1738.19
LONG BRANCH   NJ 07740    5                  03/18/05           00
0003897552                05                 05/01/05           0.0000
0003897552                N                  04/01/35
0

9734570       286/286     F                  251,100.00         ZZ
                          360                250,716.68         1
                          7.3750             1734.29            90
                          6.5850             1734.29
KILL DEVIL HILNC 27948    1                  03/11/05           45
0003897591                05                 05/01/05           25.0000
0003897591                O                  04/01/35
0

9734576       286/286     F                  50,000.00          ZZ
                          360                49,843.80          1
                          6.8750             328.47             19
                          6.6250             328.47
SEATTLE       WA 98122    5                  03/03/05           00
0003898032                05                 05/01/05           0.0000
0003898032                O                  04/01/35
0

9734580       286/286     F                  49,500.00          ZZ
                          360                49,410.25          2
                          6.5000             312.88             50
                          6.2500             312.88
CINCINNATI    OH 45223    5                  03/10/05           00
0003898719                05                 05/01/05           0.0000
0003898719                O                  04/01/35
0

9734582       286/286     F                  84,000.00          ZZ
                          360                83,824.16          1
                          5.7500             490.21             80
                          5.5000             490.21
AUSTIN        TX 78750    1                  03/16/05           00
0003899645                05                 05/01/05           0.0000
0003899645                O                  04/01/35
0

9734584       286/286     F                  230,000.00         ZZ
                          360                229,562.40         4
                          6.2500             1416.15            59
                          6.0000             1416.15
WASHINGTON    DC 20017    5                  03/15/05           00
0003900251                05                 05/01/05           0.0000
0003900251                N                  04/01/35
0

9734588       286/286     F                  180,000.00         ZZ
                          360                179,673.66         3
                          6.5000             1137.73            80
                          6.2500             1137.73
WOONSOCKET    RI 02895    1                  03/18/05           00
0003900660                05                 05/01/05           0.0000
0003900660                N                  04/01/35
0

9734592       286/286     F                  412,500.00         ZZ
                          360                411,715.16         1
                          6.2500             2539.84            75
                          6.0000             2539.84
FARMINGTON    MI 48335    5                  03/24/05           00
0003900915                05                 05/01/05           0.0000
0003900915                O                  04/01/35
0

9734594       286/286     F                  207,000.00         ZZ
                          360                206,721.27         1
                          8.0000             1518.90            90
                          7.2100             1518.90
SOUTHFIELD    MI 48075    5                  03/09/05           45
0003900924                05                 05/01/05           25.0000
0003900924                O                  04/01/35
0

9734606       286/286     F                  58,500.00          ZZ
                          360                58,396.47          1
                          6.6250             374.59             90
                          6.3750             374.59
LAFAYETTE     LA 70501    1                  03/18/05           11
0003901952                09                 05/01/05           25.0000
0003901952                N                  04/01/35
0

9734616       286/286     F                  233,629.00         ZZ
                          360                233,225.55         1
                          6.7500             1515.32            90
                          6.5000             1515.32
MINNEAPOLIS   MN 55404    1                  03/15/05           13
0003904990                08                 05/01/05           25.0000
0003904990                O                  04/01/35
0

9734622       286/286     F                  283,000.00         ZZ
                          360                282,461.56         1
                          6.2500             1742.48            63
                          6.0000             1742.48
SPOTSYLVANIA  VA 22553    2                  03/10/05           00
0003906468                05                 05/01/05           0.0000
0003906468                O                  04/01/35
0

9734624       286/286     F                  93,400.00          ZZ
                          360                93,230.66          2
                          6.5000             590.36             45
                          6.2500             590.36
JERSEY CITY   NJ 07305    5                  03/24/05           00
0003906761                05                 05/01/05           0.0000
0003906761                O                  04/01/35
0

9734632       286/286     F                  90,000.00          TX
                          360                89,836.82          2
                          6.5000             568.87             75
                          6.2500             568.87
DALLAS        TX 75208    5                  03/18/05           00
0003908080                05                 05/01/05           0.0000
0003908080                N                  04/01/35
0

9734646       286/286     F                  142,500.00         ZZ
                          360                142,253.91         1
                          6.7500             924.26             94
                          6.5000             924.26
TUCSON        AZ 85747    5                  03/10/05           11
0003910591                03                 05/01/05           25.0000
0003910591                O                  04/01/35
0

9734654       286/286     F                  34,110.00          ZZ
                          360                34,048.16          1
                          6.5000             215.60             90
                          6.2500             215.60
NICHOLASVILLE KY 40356    1                  03/23/05           12
0003912549                01                 05/01/05           25.0000
0003912549                N                  04/01/35
0

9734656       286/286     F                  472,000.00         ZZ
                          360                471,297.21         2
                          7.5000             3300.30            80
                          7.2500             3300.30
COCONUT GROVE FL 33146    1                  03/30/05           00
0003912690                05                 05/01/05           0.0000
0003912690                O                  04/01/35
0

9734662       286/286     F                  441,750.00         ZZ
                          360                441,295.03         2
                          9.3750             3674.26            95
                          8.5850             3674.26
JERSEY CITY   NJ 07305    1                  03/31/05           45
0003914186                05                 05/01/05           25.0000
0003914186                O                  04/01/35
0

9734670       286/286     F                  87,120.00          ZZ
                          360                86,899.16          4
                          6.8750             572.32             80
                          6.6250             572.32
FARGO         ND 58102    1                  03/01/05           00
0003914538                05                 04/01/05           0.0000
0003914538                O                  03/01/35
0

9734672       286/286     F                  394,250.00         ZZ
                          360                393,574.78         1
                          6.8750             2589.95            95
                          6.6250             2589.95
PASADENA      CA 91103    1                  03/25/05           06
0003915838                05                 05/01/05           30.0000
0003915838                O                  04/01/35
0

9734674       286/286     F                  100,800.00         ZZ
                          360                100,625.93         1
                          6.7500             653.79             80
                          6.5000             653.79
FREDERICK     MD 21702    1                  03/22/05           00
0003916094                01                 05/01/05           0.0000
0003916094                N                  04/01/35
0

9734680       286/286     F                  97,500.00          TX
                          360                97,327.47          1
                          6.6250             624.31             75
                          6.3750             624.31
ALLEN         TX 75013    5                  03/15/05           00
0003917500                05                 05/01/05           0.0000
0003917500                N                  04/01/35
0

9734698       286/286     F                  50,250.00          ZZ
                          360                50,208.80          1
                          7.0000             334.32             75
                          6.7500             334.32
AUSTIN        IN 47102    5                  04/01/05           00
0003921723                05                 06/01/05           0.0000
0003921723                N                  05/01/35
0

9734706       286/286     F                  250,000.00         ZZ
                          360                249,463.92         1
                          6.5000             1580.18            67
                          6.2500             1580.18
RIVERSIDE     CA 92503    5                  03/22/05           00
0003922100                05                 05/01/05           0.0000
0003922100                N                  04/01/35
0

9734712       286/286     F                  209,000.00         ZZ
                          360                208,562.53         1
                          5.7500             1219.67            78
                          5.5000             1219.67
STAUNTON      VA 24401    1                  04/01/05           00
0003922780                05                 05/01/05           0.0000
0003922780                O                  04/01/35
0

9734722       286/286     F                  72,800.00          ZZ
                          360                72,677.31          1
                          6.8750             478.25             90
                          6.6250             478.25
BALTIMORE     MD 21217    1                  03/14/05           11
0003925306                07                 05/01/05           25.0000
0003925306                N                  04/01/35
0

9734724       286/286     F                  144,000.00         ZZ
                          360                143,796.06         2
                          7.7500             1031.64            90
                          7.5000             1031.64
SPRINGFIELD   MA 01104    1                  03/30/05           11
0003925379                05                 05/01/05           25.0000
0003925379                N                  04/01/35
0

9734728       286/286     F                  263,600.00         ZZ
                          360                263,113.68         1
                          7.0000             1753.74            80
                          6.7500             1753.74
SPRINGFIELD   MA 01105    5                  03/11/05           00
0003925633                05                 05/01/05           0.0000
0003925633                O                  04/01/35
0

9734730       286/286     F                  110,000.00         ZZ
                          360                109,810.05         1
                          6.7500             713.46             22
                          6.5000             713.46
YPSILANTI     MI 48198    5                  03/25/05           00
0003925681                05                 05/01/05           0.0000
0003925681                O                  04/01/35
0

9734732       286/286     F                  75,000.00          ZZ
                          360                74,891.08          3
                          7.6250             530.85             15
                          7.3750             530.85
SKOKIE        IL 60076    5                  03/28/05           00
0003925710                05                 05/01/05           0.0000
0003925710                O                  04/01/35
0

9734736       286/286     F                  471,105.00         ZZ
                          360                470,470.67         1
                          8.0000             3456.81            95
                          7.2100             3456.81
NORTH BETHESDAMD 20852    1                  03/10/05           45
0003925780                08                 05/01/05           25.0000
0003925780                O                  04/01/35
0

9734738       286/286     F                  300,000.00         ZZ
                          360                299,494.48         1
                          6.8750             1970.79            80
                          6.6250             1970.79
PARK RIDGE    IL 60068    1                  03/21/05           00
0003925854                05                 05/01/05           0.0000
0003925854                N                  04/01/35
0

9734740       286/286     F                  50,400.00          ZZ
                          360                50,312.96          1
                          6.7500             326.90             80
                          6.5000             326.90
WILMINGTON    NC 28401    1                  03/22/05           00
0003925918                05                 05/01/05           0.0000
0003925918                O                  04/01/35
0

9734742       286/286     F                  182,400.00         ZZ
                          360                182,052.92         1
                          6.2500             1123.07            80
                          6.0000             1123.07
PHOENIX       AZ 85015    1                  03/24/05           00
0003925924                05                 05/01/05           0.0000
0003925924                O                  04/01/35
0

9734750       286/286     F                  80,450.00          ZZ
                          360                80,317.72          2
                          7.0000             535.24             80
                          6.7500             535.24
CHICAGO       IL 60617    1                  03/07/05           00
0003927783                05                 05/01/05           0.0000
0003927783                N                  04/01/35
0

9734758       286/286     F                  232,750.00         ZZ
                          360                232,452.14         2
                          8.2500             1748.58            95
                          7.4600             1748.58
BRIDGEPORT    CT 06610    1                  03/30/05           45
0003929896                05                 05/01/05           25.0000
0003929896                O                  04/01/35
0

9734766       286/286     F                  180,000.00         ZZ
                          360                179,316.44         2
                          6.1250             1093.70            80
                          5.8750             1093.70
NORFOLK       VA 23503    1                  03/24/05           00
0003931076                05                 05/01/05           0.0000
0003931076                O                  04/01/35
0

9734768       286/286     F                  211,200.00         ZZ
                          360                210,758.94         1
                          6.2500             1300.40            80
                          6.0000             1300.40
HAVERHILL     MA 01832    1                  03/30/05           00
0003931083                05                 05/01/05           0.0000
0003931083                O                  04/01/35
0

9734772       286/286     F                  96,300.00          ZZ
                          360                96,167.00          1
                          7.8750             698.25             89
                          7.0850             698.25
KENT          OH 44240    5                  03/21/05           45
0003931182                05                 05/01/05           25.0000
0003931182                O                  04/01/35
0

9734776       286/286     F                  292,000.00         ZZ
                          360                291,470.63         1
                          6.5000             1845.64            80
                          6.2500             1845.64
PELHAM        NH 03076    1                  03/31/05           00
0003932013                05                 05/01/05           0.0000
0003932013                O                  04/01/35
0

9734784       286/286     F                  76,000.00          ZZ
                          360                75,862.20          1
                          6.5000             480.38             80
                          6.2500             480.38
PEKIN         IL 61554    1                  03/31/05           00
0003932992                05                 05/01/05           0.0000
0003932992                O                  04/01/35
0

9734790       286/286     F                  198,000.00         ZZ
                          360                197,733.39         1
                          8.0000             1452.86            90
                          7.2100             1452.86
VANCOUVER     WA 98683    2                  03/07/05           45
0003934596                05                 05/01/05           25.0000
0003934596                O                  04/01/35
0

9734794       286/286     F                  249,200.00         ZZ
                          360                248,540.73         1
                          5.8750             1474.12            80
                          5.6250             1474.12
LOGANVILLE    GA 30052    1                  03/25/05           00
0003934820                03                 05/01/05           0.0000
0003934820                O                  04/01/35
0

9734798       286/286     F                  44,000.00          ZZ
                          360                43,898.30          1
                          7.0000             292.74             80
                          6.7500             292.74
BALTIMORE     MD 21218    5                  03/15/05           00
0003935815                05                 05/01/05           0.0000
0003935815                N                  04/01/35
0

9734800       286/286     F                  192,800.00         ZZ
                          360                192,458.86         1
                          6.6250             1234.52            79
                          6.3750             1234.52
GRANDY        NC 27939    5                  03/22/05           00
0003936703                05                 05/01/05           0.0000
0003936703                O                  04/01/35
0

9734806       286/286     F                  49,300.00          ZZ
                          360                49,210.62          1
                          6.5000             311.61             90
                          6.2500             311.61
CLOVIS        NM 88101    1                  03/14/05           11
0003937737                05                 05/01/05           25.0000
0003937737                N                  04/01/35
0

9734810       286/286     F                  45,900.00          ZZ
                          360                45,816.79          1
                          6.5000             290.12             90
                          6.2500             290.12
CLOVIS        NM 88101    1                  03/18/05           11
0003937873                05                 05/01/05           25.0000
0003937873                N                  04/01/35
0

9734816       286/286     F                  86,400.00          ZZ
                          360                86,243.36          2
                          6.5000             546.11             90
                          6.2500             546.11
NORMAL        IL 61761    1                  03/31/05           06
0003938917                05                 05/01/05           25.0000
0003938917                N                  04/01/35
0

9734820       286/286     F                  410,000.00         ZZ
                          360                409,238.50         1
                          6.3750             2557.87            67
                          6.1250             2557.87
SILVER SPRING MD 20906    5                  03/25/05           00
0003939099                05                 05/01/05           0.0000
0003939099                O                  04/01/35
0

9734822       286/286     F                  82,500.00          ZZ
                          360                82,324.14          1
                          6.5000             521.46             70
                          6.2500             521.46
VIRGINIA BEACHVA 23464    5                  04/01/05           00
0003939131                05                 05/01/05           0.0000
0003939131                N                  04/01/35
0

9734824       286/286     F                  44,500.00          ZZ
                          360                44,423.15          1
                          6.7500             288.63             54
                          6.5000             288.63
GARLAND       TX 75040    2                  03/14/05           00
0003939258                05                 05/01/05           0.0000
0003939258                N                  04/01/35
0

9734830       286/286     F                  96,300.00          ZZ
                          360                96,129.61          3
                          6.6250             616.62             90
                          6.3750             616.62
BRADLEY       IL 60915    1                  03/22/05           11
0003939476                05                 05/01/05           25.0000
0003939476                N                  04/01/35
0

9734836       286/286     F                  441,000.00         ZZ
                          360                440,516.41         4
                          9.0000             3548.39            90
                          8.2100             3548.39
BRONX         NY 10472    1                  03/22/05           45
0003940294                05                 05/01/05           25.0000
0003940294                O                  04/01/35
0

9734838       286/286     F                  260,100.00         ZZ
                          360                259,783.73         1
                          8.5000             1999.95            90
                          7.7100             1999.95
MIAMI         FL 33175    1                  03/17/05           45
0003940340                05                 05/01/05           25.0000
0003940340                O                  04/01/35
0

9734854       286/286     F                  67,300.00          ZZ
                          360                67,192.02          1
                          7.1250             453.42             61
                          6.8750             453.42
MURRELLS INLETSC 29576    1                  03/24/05           00
0003943661                03                 05/01/05           0.0000
0003943661                O                  04/01/35
0

9734860       286/286     F                  284,800.00         ZZ
                          360                284,296.06         1
                          6.6250             1823.61            80
                          6.3750             1823.61
PORTLAND      OR 97202    1                  03/25/05           00
0003944614                05                 05/01/05           0.0000
0003944614                O                  04/01/35
0

9734868       286/286     F                  41,000.00          ZZ
                          360                40,963.82          1
                          6.6250             262.53             90
                          6.3750             262.53
KANKAKEE      IL 60901    1                  04/01/05           13
0003945380                01                 06/01/05           25.0000
0003945380                N                  05/01/35
0

9734872       286/286     F                  48,450.00          ZZ
                          360                48,376.03          1
                          7.3750             334.64             85
                          7.1250             334.64
LOUISVILLE    KY 40210    1                  03/15/05           13
0003946106                05                 05/01/05           20.0000
0003946106                N                  04/01/35
0

9734890       286/286     F                  99,000.00          ZZ
                          360                98,807.05          1
                          6.1250             601.54             36
                          5.8750             601.54
CHURCHTON     MD 20733    2                  03/18/05           00
0003948578                05                 05/01/05           0.0000
0003948578                O                  04/01/35
0

9734892       286/286     F                  359,000.00         ZZ
                          360                358,395.05         1
                          6.8750             2358.38            90
                          6.6250             2358.38
CANOGA PARK ARCA 91306    1                  03/16/05           11
0003949739                05                 05/01/05           25.0000
0003949739                O                  04/01/35
0

9734896       286/286     F                  97,750.00          ZZ
                          360                97,568.44          1
                          6.3750             609.84             85
                          6.1250             609.84
BALTIMORE     MD 21224    1                  03/23/05           11
0003950142                07                 05/01/05           20.0000
0003950142                N                  04/01/35
0

9734900       286/286     F                  388,600.00         ZZ
                          360                387,824.35         1
                          6.0000             2329.86            80
                          5.7500             2329.86
GARLAND       TX 75044    1                  03/24/05           00
0003950855                03                 05/01/05           0.0000
0003950855                O                  04/01/35
0

9734914       286/286     F                  29,880.00          ZZ
                          360                29,830.86          1
                          7.0000             198.80             90
                          6.7500             198.80
PEORIA        IL 61605    1                  03/24/05           06
0003954245                05                 05/01/05           25.0000
0003954245                N                  04/01/35
0

9734928       286/286     F                  259,450.00         ZZ
                          360                259,012.79         3
                          6.8750             1704.41            80
                          6.6250             1704.41
FREDERICK     PA 19435    1                  03/31/05           00
0003956361                05                 05/01/05           0.0000
0003956361                N                  04/01/35
0

9734934       286/286     F                  329,056.00         ZZ
                          360                328,624.03         1
                          8.1250             2443.24            95
                          7.3350             2443.24
DAYTON        NV 89403    1                  03/17/05           45
0003956780                05                 05/01/05           25.0000
0003956780                O                  04/01/35
0

9734942       286/286     F                  210,392.00         ZZ
                          360                210,028.70         1
                          6.7500             1364.60            80
                          6.5000             1364.60
ROSEVILLE     CA 95661    1                  03/28/05           00
0003959386                01                 05/01/05           0.0000
0003959386                N                  04/01/35
0

9734944       286/286     F                  464,500.00         T
                          360                463,858.56         1
                          7.8750             3367.95            80
                          7.6250             3367.95
AVON          NC 27915    1                  03/17/05           00
0003959867                05                 05/01/05           0.0000
0003959867                O                  04/01/35
0

9734954       286/286     F                  228,000.00         ZZ
                          360                227,566.19         1
                          6.2500             1403.84            80
                          6.0000             1403.84
RIVERSIDE     CA 92509    5                  03/23/05           00
0003960803                05                 05/01/05           0.0000
0003960803                O                  04/01/35
0

9734984       286/286     F                  77,841.00          ZZ
                          360                77,699.88          1
                          6.5000             492.01             90
                          6.2500             492.01
HOUSTON       TX 77073    1                  03/28/05           11
0003966532                03                 05/01/05           25.0000
0003966532                N                  04/01/35
0

9735004       286/286     F                  59,280.00          ZZ
                          360                59,116.87          1
                          7.5000             414.50             78
                          7.2500             414.50
ELWOOD        IN 46036    2                  04/01/05           00
0003971358                05                 05/01/05           0.0000
0003971358                N                  04/01/35
0

9735006       286/286     F                  180,000.00         ZZ
                          360                179,704.04         1
                          7.0000             1197.55            80
                          6.7500             1197.55
ADELPHI       MD 20783    5                  03/31/05           00
0003972297                01                 05/01/05           0.0000
0003972297                N                  04/01/35
0

9735008       286/286     F                  400,000.00         ZZ
                          360                399,309.26         1
                          6.7500             2594.40            68
                          6.5000             2594.40
ROCKVILLE     MD 20850    1                  03/31/05           00
0003972305                03                 05/01/05           0.0000
0003972305                O                  04/01/35
0

9735018       286/286     F                  68,000.00          ZZ
                          360                67,873.69          1
                          6.3750             424.24             80
                          6.1250             424.24
CONYERS       GA 30013    1                  03/24/05           00
0003977002                07                 05/01/05           0.0000
0003977002                N                  04/01/35
0

9735022       286/286     F                  521,100.00         ZZ
                          360                520,433.12         1
                          8.2500             3914.86            90
                          7.4600             3914.86
SEATTLE       WA 98199    1                  03/24/05           45
0003980136                05                 05/01/05           25.0000
0003980136                O                  04/01/35
0

9740030       286/286     F                  63,920.00          ZZ
                          360                63,792.40          1
                          6.0000             383.24             80
                          5.7500             383.24
SEBRING       FL 33872    1                  03/14/05           00
0003926201                01                 05/01/05           0.0000
0003926201                O                  04/01/35
0

9740124       286/286     F                  86,000.00          ZZ
                          360                85,828.33          1
                          6.0000             515.62             80
                          5.7500             515.62
DALLAS        TX 75248    1                  03/09/05           00
0003943281                01                 05/01/05           0.0000
0003943281                O                  04/01/35
0

9741357       N67/U56     F                  415,650.00         ZZ
                          360                415,650.00         2
                          6.1250             2121.55            85
                          5.8750             2121.55
NORTH BERGEN  NJ 07047    1                  12/13/04           01
0438814113                05                 02/01/05           25.0000
3274023438                O                  01/01/35
0

9743734       286/286     F                  100,100.00         ZZ
                          360                99,900.18          1
                          6.0000             600.16             79
                          5.7500             600.16
INDIANAPOLIS  IN 46214    1                  03/31/05           00
0003906725                09                 05/01/05           0.0000
0003906725                O                  04/01/35
0

9743788       286/286     F                  98,400.00          ZZ
                          360                98,203.59          1
                          6.0000             589.96             80
                          5.7500             589.96
DALLAS        TX 75243    1                  03/02/05           00
0003917484                07                 05/01/05           0.0000
0003917484                O                  04/01/35
0

9745394       Y21/G02     F                  442,000.00         ZZ
                          360                442,000.00         1
                          6.1250             2256.04            55
                          5.8750             2256.04
NOVATO        CA 94949    1                  04/07/05           00
0439196866                03                 06/01/05           0.0000
204928648                 O                  05/01/35
0

9745396       Y21/G02     F                  540,450.00         ZZ
                          360                540,450.00         1
                          6.0000             2702.25            78
                          5.7500             2702.25
DUNKIRK       MD 20754    1                  04/11/05           00
0439210261                03                 06/01/05           0.0000
205125735                 O                  05/01/35
0

9745412       Y21/G02     F                  435,000.00         ZZ
                          360                435,000.00         1
                          5.8750             2129.69            72
                          5.6250             2129.69
UPLAND        CA 91784    5                  04/01/05           00
0439208554                05                 06/01/05           0.0000
205209360                 O                  05/01/35
0

9745416       Y21/G02     F                  418,000.00         ZZ
                          360                417,583.87         1
                          6.0000             2506.13            95
                          5.7500             2506.13
PINE          AZ 85544    1                  04/12/05           12
0439225137                03                 06/01/05           30.0000
205234305                 O                  05/01/35
0

9745420       Y21/G02     F                  585,000.00         ZZ
                          360                584,403.56         1
                          5.8750             3460.50            78
                          5.6250             3460.50
TRACY         CA 95304    5                  04/11/05           00
0439204801                05                 06/01/05           0.0000
205247296                 O                  05/01/35
0

9751392       Y21/G02     F                  391,200.00         ZZ
                          360                391,200.00         1
                          6.1250             1996.75            80
                          5.8750             1996.75
SANTA ROSA    CA 95401    1                  04/05/05           00
0439227554                05                 06/01/05           0.0000
205194702                 O                  05/01/35
0

9751394       Y21/G02     F                  500,000.00         ZZ
                          360                499,514.02         1
                          6.1250             3038.06            68
                          5.8750             3038.06
NEWPORT       RI 02840    5                  04/21/05           00
0439231077                05                 06/01/05           0.0000
205212263                 O                  05/01/35
0

9751396       Y21/G02     F                  496,000.00         ZZ
                          360                496,000.00         1
                          6.2500             2583.33            79
                          6.0000             2583.33
WINCHESTER    VA 22602    1                  04/22/05           00
0439265851                05                 06/01/05           0.0000
205217320                 O                  05/01/35
0

9751404       Y21/G02     F                  414,200.00         ZZ
                          360                414,200.00         1
                          6.5000             2243.58            76
                          6.2500             2243.58
CYPRESS       CA 90630    2                  04/18/05           00
0439232281                05                 06/01/05           0.0000
205280374                 O                  05/01/35
0

9751406       Y21/G02     F                  637,500.00         ZZ
                          360                637,500.00         1
                          5.8750             3121.09            75
                          5.6250             3121.09
BRISBANE      CA 94005    1                  04/28/05           00
0439234402                05                 06/01/05           0.0000
205283390                 O                  05/01/35
0

9751432       Y21/G02     F                  650,000.00         ZZ
                          360                649,352.92         1
                          6.0000             3897.08            70
                          5.7500             3897.08
LOS ANGELES   CA 90025    1                  04/13/05           00
0439232091                05                 06/01/05           0.0000
205052924                 O                  05/01/35
0

9751444       Y21/G02     F                  770,000.00         ZZ
                          360                768,388.27         1
                          5.7500             4493.52            80
                          5.5000             4493.52
SAN FRANCISCO CA 94132    1                  03/17/05           00
0439265299                05                 05/01/05           0.0000
205171923                 O                  04/01/35
0

9751470       Y21/G02     F                  70,400.00          ZZ
                          360                70,278.42          1
                          6.7500             456.62             80
                          6.5000             456.62
KANSAS CITY   KS 66102    2                  03/31/05           00
0439265836                05                 05/01/05           0.0000
205205470                 N                  04/01/35
0

9751476       Y21/G02     F                  330,591.00         ZZ
                          360                330,253.94         1
                          5.8750             1955.58            72
                          5.6250             1955.58
SAN DIEGO     CA 92114    2                  04/06/05           00
0439229956                05                 06/01/05           0.0000
205207201                 O                  05/01/35
0

9751478       Y21/G02     F                  387,000.00         ZZ
                          360                386,623.85         1
                          6.1250             2351.46            68
                          5.8750             2351.46
THOUSAND OAKS CA 91320    2                  04/01/05           00
0439234311                09                 06/01/05           0.0000
205208321                 O                  05/01/35
0

9751480       Y21/G02     F                  204,208.00         ZZ
                          360                204,009.52         1
                          6.1250             1240.79            80
                          5.8750             1240.79
HASTINGS      MN 55033    1                  04/26/05           00
0439265778                05                 06/01/05           0.0000
205208789                 O                  05/01/35
0

9751482       Y21/G02     F                  950,000.00         ZZ
                          360                949,031.43         1
                          5.8750             5619.61            55
                          5.6250             5619.61
ALAMO AREA    CA 94507    2                  04/05/05           00
0439266271                05                 06/01/05           0.0000
205209912                 O                  05/01/35
0

9751492       Y21/G02     F                  52,200.00          ZZ
                          360                52,156.14          1
                          6.8750             342.92             90
                          6.6250             342.92
COLUMBUS      GA 31906    1                  04/08/05           14
0439265497                05                 06/01/05           25.0000
205217117                 N                  05/01/35
0

9751498       Y21/G02     F                  565,000.00         ZZ
                          360                564,450.85         1
                          6.1250             3433.00            71
                          5.8750             3433.00
KEW GARDENS   NY 11415    1                  04/20/05           00
0439228610                05                 06/01/05           0.0000
205220096                 O                  05/01/35
0

9751502       Y21/G02     F                  432,000.00         ZZ
                          360                431,590.10         1
                          6.2500             2659.90            80
                          6.0000             2659.90
RIVER VALE    NJ 07675    1                  04/15/05           00
0439225673                05                 06/01/05           0.0000
205225497                 O                  05/01/35
0

9751510       Y21/G02     F                  834,000.00         ZZ
                          360                834,000.00         1
                          5.8750             4083.12            51
                          5.6250             4083.12
RANCHO SANTA FCA 92067    1                  04/14/05           00
0439313719                03                 06/01/05           0.0000
205231977                 O                  05/01/35
0

9751520       Y21/G02     F                  524,000.00         ZZ
                          360                523,465.76         1
                          5.8750             3099.66            80
                          5.6250             3099.66
TUCSON        AZ 85737    1                  04/15/05           00
0439233156                05                 06/01/05           0.0000
205237916                 O                  05/01/35
0

9751526       Y21/G02     F                  432,000.00         ZZ
                          360                431,590.10         1
                          6.2500             2659.90            80
                          6.0000             2659.90
CAMARILLO     CA 93012    2                  04/18/05           00
0439316985                05                 06/01/05           0.0000
205244068                 O                  05/01/35
0

9751530       Y21/G02     F                  588,000.00         ZZ
                          360                587,428.49         1
                          6.1250             3572.76            80
                          5.8750             3572.76
DIAMOND BAR   CA 91789    1                  04/11/05           00
0439265547                05                 06/01/05           0.0000
205245820                 O                  05/01/35
0

9751540       Y21/G02     F                  780,000.00         ZZ
                          360                779,241.88         1
                          6.1250             4739.37            80
                          5.8750             4739.37
CHINO HILLS   CA 91709    1                  04/12/05           00
0439265265                05                 06/01/05           0.0000
205260055                 O                  05/01/35
0

9751556       Y21/G02     F                  428,000.00         ZZ
                          360                427,563.63         1
                          5.8750             2531.79            80
                          5.6250             2531.79
SANTA PAULA   CA 93060    1                  04/15/05           00
0439232745                05                 06/01/05           0.0000
205276962                 O                  05/01/35
0

9751564       Y21/G02     F                  590,000.00         ZZ
                          360                589,440.18         1
                          6.2500             3632.74            77
                          6.0000             3632.74
OXNARD        CA 93035    1                  04/14/05           00
0439236043                05                 06/01/05           0.0000
205281940                 O                  05/01/35
0

9751570       Y21/G02     F                  311,125.00         ZZ
                          360                311,125.00         1
                          6.5000             1685.26            95
                          6.2500             1685.26
WEST MILFORD  NJ 07480    1                  04/18/05           12
0439314139                01                 06/01/05           30.0000
205284868                 O                  05/01/35
0

9751578       Y21/G02     F                  424,000.00         ZZ
                          360                423,567.70         1
                          5.8750             2508.13            80
                          5.6250             2508.13
FAIRFAX       VA 22032    1                  04/25/05           00
0439233875                05                 06/01/05           0.0000
205288090                 O                  05/01/35
0

9751588       Y21/G02     F                  118,275.00         ZZ
                          360                118,275.00         1
                          6.5000             640.66             95
                          6.2500             640.66
PALATINE      IL 60074    1                  04/27/05           10
0439314949                01                 06/01/05           30.0000
205295703                 O                  05/01/35
0

9751600       Y21/G02     F                  104,000.00         ZZ
                          360                103,893.97         1
                          5.8750             615.20             80
                          5.6250             615.20
FEDERAL WAY   WA 98003    1                  04/22/05           00
0439233776                01                 06/01/05           0.0000
205314236                 O                  05/01/35
0

9751606       Y21/G02     F                  133,000.00         ZZ
                          360                132,876.81         1
                          6.3750             829.75             95
                          6.1250             829.75
ORMOND BEACH  FL 32174    1                  04/15/05           11
0439266198                09                 06/01/05           30.0000
205322441                 O                  05/01/35
0

9751614       Y21/G02     F                  500,000.00         ZZ
                          360                499,477.96         1
                          5.7500             2917.87            79
                          5.5000             2917.87
DULUTH        GA 30097    1                  04/29/05           00
0439234816                03                 06/01/05           0.0000
205343112                 O                  05/01/35
0

9762397       E22/G02     F                  205,000.00         ZZ
                          360                204,305.17         2
                          6.8750             1346.70            72
                          6.6250             1346.70
RANCHOS DE TAONM 87557    5                  01/07/05           00
0422911412                05                 03/01/05           0.0000
0422911412                N                  02/01/35
0

9763566       F28/G02     F                  516,000.00         ZZ
                          360                515,108.96         1
                          6.7500             3346.77            80
                          6.5000             3346.77
WATCHUNG      NJ 07069    1                  03/04/05           00
0439290768                05                 05/01/05           0.0000
2849609                   N                  04/01/35
0

9763584       F28/G02     F                  604,000.00         ZZ
                          360                602,023.12         1
                          5.7500             3524.79            80
                          5.5000             3524.79
OLD BRIDGE    NJ 07747    5                  02/28/05           00
0439263591                05                 04/01/05           0.0000
2864622                   O                  03/01/35
0

9763586       F28/G02     F                  488,000.00         ZZ
                          360                487,002.48         1
                          5.8750             2886.71            80
                          5.6250             2886.71
ANAHEIM       CA 92801    5                  03/16/05           00
0439262221                03                 05/01/05           0.0000
2869385                   O                  04/01/35
0

9763664       F28/G02     F                  535,900.00         ZZ
                          360                534,778.28         1
                          5.7500             3127.37            80
                          5.5000             3127.37
MENLO PARK    CA 94025    1                  03/03/05           00
0439287418                01                 05/01/05           0.0000
2899457                   N                  04/01/35
0

9763838       F28/G02     F                  948,000.00         ZZ
                          360                947,010.22         1
                          5.7500             5532.28            65
                          5.5000             5532.28
BEACH HAVEN   NJ 08008    1                  04/22/05           00
0439267238                05                 06/01/05           0.0000
3336390                   N                  05/01/35
0

9763864       X78/U57     F                  295,920.00         ZZ
                          360                295,920.00         1
                          6.5000             1602.90            80
                          6.2500             1602.90
CONYERS       GA 30094    1                  05/06/05           00
0439276551                05                 07/01/05           0.0000
991354                    O                  06/01/35
0

9765387       E22/G02     F                  105,000.00         ZZ
                          360                104,635.33         2
                          6.7500             681.03             100
                          6.5000             681.03
AIRWAY HEIGHTSWA 99001    1                  01/05/05           04
0422736280                05                 03/01/05           35.0000
0422736280                O                  02/01/35
0

9782128       Y21/G02     F                  502,500.00         T
                          360                502,500.00         1
                          6.0000             3012.75            75
                          5.7500             3012.75
SEBASTOPOL    CA 95472    1                  05/03/05           00
0439337569                05                 07/01/05           0.0000
205166458                 O                  06/01/35
0

9782130       Y21/G02     F                  796,000.00         ZZ
                          360                795,188.43         1
                          5.8750             4708.65            80
                          5.6250             4708.65
BELLE HARBOR  NY 11694    1                  05/06/05           00
0439337551                05                 06/01/05           0.0000
205176305                 O                  05/01/35
0

9782132       Y21/G02     F                  380,000.00         ZZ
                          360                380,000.00         1
                          5.8750             2247.85            80
                          5.6250             2247.85
WALLINGTON    NJ 07057    1                  05/03/05           00
0439331521                05                 07/01/05           0.0000
205190651                 O                  06/01/35
0

9782134       Y21/G02     F                  244,000.00         ZZ
                          360                243,757.09         1
                          6.0000             1462.91            68
                          5.7500             1462.91
SCOTTSDALE    AZ 85251    2                  04/27/05           00
0439349689                03                 06/01/05           0.0000
205213561                 O                  05/01/35
0

9782136       Y21/G02     F                  510,000.00         ZZ
                          360                510,000.00         1
                          6.1250             2603.13            77
                          5.8750             2603.13
ROSEVILLE     CA 95747    1                  04/15/05           00
0439341504                01                 06/01/05           0.0000
205251978                 O                  05/01/35
0

9782138       Y21/G02     F                  432,000.00         ZZ
                          360                431,599.88         1
                          6.3750             2695.12            80
                          6.1250             2695.12
ENGLEWOOD     CO 80111    2                  04/29/05           00
0439337510                03                 06/01/05           0.0000
205273157                 O                  05/01/35
0

9782146       Y21/G02     F                  1,000,000.00       ZZ
                          360                1,000,000.00       1
                          6.2500             6157.18            67
                          6.0000             6157.18
PARADISE VALLEAZ 85253    1                  05/03/05           00
0439337536                05                 07/01/05           0.0000
205291821                 O                  06/01/35
0

9782150       Y21/G02     F                  648,000.00         ZZ
                          360                647,334.78         1
                          5.8750             3833.17            77
                          5.6250             3833.17
CHULA VISTA   CA 91913    2                  04/25/05           00
0439348343                03                 06/01/05           0.0000
205308783                 O                  05/01/35
0

9782152       Y21/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.1250             3038.06            28
                          5.8750             3038.06
MALIBU        CA 90265    2                  05/03/05           00
0439341702                05                 07/01/05           0.0000
205309992                 O                  06/01/35
0

9782154       Y21/G02     F                  592,000.00         ZZ
                          360                592,000.00         1
                          6.1250             3021.67            80
                          5.8750             3021.67
THOUSAND OAKS CA 91360    2                  04/29/05           00
0439348772                05                 06/01/05           0.0000
205312225                 O                  05/01/35
0

9782156       Y21/G02     F                  477,500.00         ZZ
                          360                477,500.00         1
                          5.8750             2337.76            80
                          5.6250             2337.76
DAVIS         CA 95616    2                  05/03/05           00
0439347089                05                 07/01/05           0.0000
205316719                 O                  06/01/35
0

9782160       Y21/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.1250             3038.06            68
                          5.8750             3038.06
SPRING VALLEY CA 91977    1                  05/02/05           00
0439348145                05                 07/01/05           0.0000
205321071                 O                  06/01/35
0

9782164       Y21/G02     F                  441,500.00         ZZ
                          360                440,600.00         1
                          6.2500             2299.48            72
                          6.0000             2299.48
BIG LAKE      MN 55309    2                  04/26/05           00
0439349333                05                 06/01/05           0.0000
205328296                 O                  05/01/35
0

9782166       Y21/G02     F                  648,000.00         ZZ
                          360                648,000.00         1
                          6.1250             3937.32            80
                          5.8750             3937.32
SANTA ROSA    CA 95403    5                  05/05/05           00
0439337486                03                 07/01/05           0.0000
205328610                 O                  06/01/35
0

9782168       Y21/G02     F                  590,000.00         ZZ
                          360                590,000.00         1
                          6.2500             3072.92            74
                          6.0000             3072.92
FALLS CHURCH  VA 22046    5                  04/29/05           00
0439350158                05                 07/01/05           0.0000
205331572                 O                  06/01/35
0

9782176       Y21/G02     F                  271,990.00         ZZ
                          360                271,990.00         1
                          6.3750             1696.87            80
                          6.1250             1696.87
DORAL         FL 33178    1                  05/06/05           00
0439339110                09                 07/01/05           0.0000
205343040                 O                  06/01/35
0

9782178       Y21/G02     F                  462,500.00         ZZ
                          360                462,500.00         1
                          6.1250             2360.68            70
                          5.8750             2360.68
SAN DIEGO     CA 92120    1                  04/28/05           00
0439331471                05                 06/01/05           0.0000
205343775                 O                  05/01/35
0

9782180       Y21/G02     F                  598,000.00         ZZ
                          360                598,000.00         1
                          6.2500             3681.99            27
                          6.0000             3681.99
LOS ALTOS     CA 94024    2                  05/02/05           00
0439347758                05                 07/01/05           0.0000
205346910                 O                  06/01/35
0

9782186       Y21/G02     F                  426,000.00         ZZ
                          360                426,000.00         1
                          6.1250             2588.43            80
                          5.8750             2588.43
DOYLESTOWN    PA 18901    1                  05/06/05           00
0439346859                05                 07/01/05           0.0000
205359019                 O                  06/01/35
0

9782188       Y21/G02     F                  370,000.00         ZZ
                          360                370,000.00         1
                          5.8750             2188.69            70
                          5.6250             2188.69
POWAY         CA 92064    2                  05/03/05           00
0439349077                05                 07/01/05           0.0000
205370179                 O                  06/01/35
0

9782192       Y21/G02     F                  425,000.00         ZZ
                          360                424,124.15         1
                          5.8750             2080.73            59
                          5.6250             2080.73
SAN DIEGO     CA 92130    2                  05/05/05           00
0439335779                05                 07/01/05           0.0000
205387292                 O                  06/01/35
0

9782214       696/G02     F                  472,000.00         ZZ
                          360                472,000.00         1
                          5.8750             2310.83            80
                          5.6250             2310.83
ANNANDALE     VA 22003    1                  05/02/05           00
0439315656                05                 06/01/05           0.0000
26505079                  O                  05/01/35
0

9783816       286/286     F                  280,000.00         ZZ
                          360                279,198.81         1
                          6.2500             1724.01            63
                          6.0000             1724.01
AVERILL PARK  NY 12018    2                  03/24/05           00
0003266324                05                 04/01/05           0.0000
0003266324                O                  03/01/35
0

9783818       286/286     F                  76,000.00          ZZ
                          360                75,927.88          2
                          6.2500             467.95             80
                          6.0000             467.95
EAST CHICAGO  IN 46312    1                  04/04/05           00
0003377106                05                 06/01/05           0.0000
0003377106                N                  05/01/35
0

9783824       286/286     F                  375,200.00         ZZ
                          360                374,843.99         1
                          6.2500             2310.18            80
                          6.0000             2310.18
CHANDLER      AZ 85249    1                  03/29/05           00
0003436293                03                 06/01/05           0.0000
0003436293                O                  05/01/35
0

9783836       286/286     F                  248,000.00         ZZ
                          360                247,582.09         1
                          6.8750             1629.19            80
                          6.6250             1629.19
ELMWOOD PARK  NJ 07407    1                  04/05/05           00
0003738752                05                 05/01/05           0.0000
0003738752                O                  04/01/35
0

9783858       286/286     F                  61,500.00          ZZ
                          360                61,440.22          1
                          6.1250             373.69             75
                          5.8750             373.69
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846521                05                 06/01/05           0.0000
0003846521                N                  05/01/35
0

9783874       286/286     F                  280,000.00         ZZ
                          360                279,812.12         1
                          8.0000             2054.55            80
                          7.7500             2054.55
COLONIA       NJ 07067    2                  04/05/05           00
0003864353                05                 06/01/05           0.0000
0003864353                O                  05/01/35
0

9783878       286/286     F                  111,500.00         ZZ
                          360                111,415.15         3
                          7.3750             770.11             90
                          7.1250             770.11
SOUTH BEND    IN 46601    1                  04/21/05           11
0003878131                05                 06/01/05           25.0000
0003878131                N                  05/01/35
0

9783882       286/286     F                  67,500.00          ZZ
                          360                67,451.14          1
                          7.6250             477.77             75
                          7.3750             477.77
WILMINGTON    DE 19801    5                  04/11/05           00
0003891885                05                 06/01/05           0.0000
0003891885                N                  05/01/35
0

9783886       286/286     F                  338,000.00         ZZ
                          360                337,457.81         1
                          7.1250             2277.17            49
                          6.8750             2277.17
OAK ISLAND    NC 28465    5                  03/29/05           00
0003894782                05                 05/01/05           0.0000
0003894782                O                  04/01/35
0

9783894       286/286     F                  61,888.00          ZZ
                          360                61,816.67          2
                          7.0000             411.75             90
                          6.7500             411.75
DAYTON        OH 45405    1                  04/14/05           01
0003897982                05                 06/01/05           25.0000
0003897982                N                  05/01/35
0

9783916       286/286     F                  500,000.00         ZZ
                          360                499,090.43         1
                          6.5000             3160.35            74
                          6.2500             3160.35
WARRENTON     VA 20187    5                  03/22/05           00
0003918559                05                 05/01/05           0.0000
0003918559                O                  04/01/35
0

9783932       286/286     F                  92,000.00          ZZ
                          360                91,918.83          1
                          6.6250             589.09             80
                          6.3750             589.09
VIRGINIA BEACHVA 23462    5                  04/11/05           00
0003936503                03                 06/01/05           0.0000
0003936503                N                  05/01/35
0

9783934       286/286     F                  81,000.00          ZZ
                          360                80,930.26          1
                          6.7500             525.37             75
                          6.5000             525.37
ROANOKE       VA 24012    5                  04/13/05           00
0003936506                05                 06/01/05           0.0000
0003936506                N                  05/01/35
0

9783938       286/286     F                  85,050.00          ZZ
                          360                84,973.11          1
                          6.5000             537.58             78
                          6.2500             537.58
VINTON        VA 24179    2                  04/13/05           00
0003936519                05                 06/01/05           0.0000
0003936519                N                  05/01/35
0

9783942       286/286     F                  819,000.00         ZZ
                          360                818,311.94         1
                          6.8750             5380.25            60
                          6.6250             5380.25
JAMUL         CA 91935    1                  04/12/05           00
0003938682                05                 06/01/05           0.0000
0003938682                O                  05/01/35
0

9783968       286/286     F                  64,600.00          ZZ
                          360                64,549.60          1
                          7.2500             440.69             85
                          7.0000             440.69
SAINT LOUIS   MO 63147    2                  04/13/05           01
0003943924                05                 06/01/05           20.0000
0003943924                N                  05/01/35
0

9783980       286/286     F                  74,100.00          ZZ
                          360                74,036.19          4
                          6.7500             480.62             84
                          6.5000             480.62
CLEVELAND     OH 44109    1                  04/05/05           01
0003948114                05                 06/01/05           20.0000
0003948114                N                  05/01/35
0

9783984       286/286     F                  90,000.00          ZZ
                          360                89,922.51          1
                          6.7500             583.74             60
                          6.5000             583.74
KENTWOOD      MI 49508    2                  04/22/05           00
0003950208                05                 06/01/05           0.0000
0003950208                N                  05/01/35
0

9783986       286/286     F                  350,350.00         ZZ
                          360                349,975.45         1
                          5.6250             2016.82            80
                          5.3750             2016.82
PARKVILLE     MO 64152    1                  04/11/05           00
0003950616                03                 06/01/05           0.0000
0003950616                O                  05/01/35
0

9783992       286/286     F                  90,000.00          ZZ
                          360                89,928.03          1
                          7.1250             606.35             60
                          6.8750             606.35
JOLIET        IL 60435    1                  04/19/05           00
0003953540                09                 06/01/05           0.0000
0003953540                O                  05/01/35
0

9783996       286/286     F                  83,900.00          ZZ
                          360                83,837.73          1
                          7.5000             586.65             80
                          7.2500             586.65
PORT RICHEY   FL 34668    1                  04/15/05           00
0003953815                09                 06/01/05           0.0000
0003953815                O                  05/01/35
0

9784004       286/286     F                  57,000.00          ZZ
                          360                56,950.92          4
                          6.7500             369.71             52
                          6.5000             369.71
MINONK        IL 61760    2                  04/07/05           00
0003956271                05                 06/01/05           0.0000
0003956271                N                  05/01/35
0

9784008       286/286     F                  94,400.00          ZZ
                          360                94,312.56          1
                          6.3750             588.94             80
                          6.1250             588.94
URICH         MO 64788    2                  04/05/05           00
0003958945                05                 06/01/05           0.0000
0003958945                O                  05/01/35
0

9784018       286/286     F                  99,600.00          ZZ
                          360                99,518.35          1
                          7.0000             662.65             80
                          6.7500             662.65
COSMOPOLIS    WA 98537    1                  04/01/05           00
0003959322                05                 06/01/05           0.0000
0003959322                O                  05/01/35
0

9784024       286/286     F                  75,750.00          ZZ
                          360                75,674.59          1
                          6.0000             454.16             47
                          5.7500             454.16
CAPITOL HEIGHTMD 20747    2                  04/08/05           00
0003959698                07                 06/01/05           0.0000
0003959698                N                  05/01/35
0

9784034       286/286     F                  420,000.00         ZZ
                          360                419,610.99         1
                          6.3750             2620.26            76
                          6.1250             2620.26
BRENTWOOD     CA 94513    5                  04/05/05           00
0003961177                05                 06/01/05           0.0000
0003961177                O                  05/01/35
0

9784048       286/286     F                  85,000.00          ZZ
                          360                84,923.16          1
                          6.5000             537.26             85
                          6.2500             537.26
BALTIMORE     MD 21239    5                  04/11/05           01
0003964146                07                 06/01/05           12.0000
0003964146                O                  05/01/35
0

9784050       286/286     F                  340,000.00         ZZ
                          360                339,685.09         1
                          6.3750             2121.16            80
                          6.1250             2121.16
NORFOLK       VA 23503    1                  04/21/05           00
0003964174                05                 06/01/05           0.0000
0003964174                O                  05/01/35
0

9784052       286/286     F                  84,800.00          ZZ
                          360                84,725.18          1
                          6.6250             542.99             80
                          6.3750             542.99
NEW BEDFORD   MA 02745    1                  04/14/05           00
0003964363                01                 06/01/05           0.0000
0003964363                N                  05/01/35
0

9784068       286/286     F                  100,700.00         ZZ
                          360                100,555.95         1
                          6.6250             644.80             80
                          6.3750             644.80
MANITO        IL 61546    1                  04/07/05           00
0003967386                05                 06/01/05           0.0000
0003967386                O                  05/01/35
0

9784070       286/286     F                  90,400.00          ZZ
                          360                90,318.28          1
                          6.5000             571.39             80
                          6.2500             571.39
HOQUIAM       WA 98550    1                  04/01/05           00
0003967617                05                 06/01/05           0.0000
0003967617                O                  05/01/35
0

9784102       286/286     F                  97,600.00          ZZ
                          360                97,519.99          1
                          7.0000             649.34             80
                          6.7500             649.34
ORLANDO       FL 32803    1                  04/19/05           00
0003974107                01                 06/01/05           0.0000
0003974107                O                  05/01/35
0

9784108       286/286     F                  100,000.00         ZZ
                          360                99,831.50          1
                          6.8750             656.93             80
                          6.6250             656.93
DENVER        CO 80218    2                  03/31/05           00
0003976118                01                 05/01/05           0.0000
0003976118                O                  04/01/35
0

9784114       286/286     F                  75,000.00          T
                          360                74,936.99          1
                          6.8750             492.70             58
                          6.6250             492.70
STUART        FL 34996    1                  04/15/05           00
0003976845                01                 06/01/05           0.0000
0003976845                O                  05/01/35
0

9784116       286/286     F                  271,800.00         ZZ
                          360                271,560.19         4
                          6.6250             1740.37            90
                          6.3750             1740.37
SPOKANE VALLEYWA 99216    1                  04/04/05           01
0003977045                05                 06/01/05           25.0000
0003977045                N                  05/01/35
0

9784128       286/286     F                  267,750.00         ZZ
                          360                267,535.88         4
                          7.1250             1803.89            90
                          6.8750             1803.89
ANDOVER       KS 67002    1                  04/11/05           10
0003979950                05                 06/01/05           25.0000
0003979950                N                  05/01/35
0

9784132       286/286     F                  97,200.00          ZZ
                          360                96,861.03          1
                          6.7500             630.44             60
                          6.5000             630.44
HOUSTON       TX 77070    2                  04/06/05           00
0003980133                03                 06/01/05           0.0000
0003980133                O                  05/01/35
0

9784158       286/286     F                  83,250.00          TX
                          360                83,181.75          1
                          7.0000             553.87             75
                          6.7500             553.87
HOUSTON       TX 77009    5                  04/04/05           00
0003996127                05                 06/01/05           0.0000
0003996127                N                  05/01/35
0

9784162       286/286     F                  99,000.00          ZZ
                          360                98,862.96          1
                          6.7500             642.12             80
                          6.5000             642.12
NEOSHO        MO 64850    2                  04/21/05           00
0003997689                05                 06/01/05           0.0000
0003997689                N                  05/01/35
0

9784166       286/286     F                  255,600.00         ZZ
                          360                255,419.60         1
                          7.7500             1831.15            90
                          7.5000             1831.15
OAK FOREST    IL 60452    1                  04/06/05           01
0003998197                05                 06/01/05           25.0000
0003998197                O                  05/01/35
0

9784172       286/286     F                  79,800.00          ZZ
                          360                79,727.85          1
                          6.5000             504.40             76
                          6.2500             504.40
MACHESNEY PARKIL 61115    2                  04/15/05           00
0004002771                05                 06/01/05           0.0000
0004002771                O                  05/01/35
0

9784174       286/286     F                  65,000.00          ZZ
                          360                64,952.95          1
                          7.6250             460.07             58
                          7.3750             460.07
IRWIN         PA 15642    5                  04/11/05           00
0004002900                05                 06/01/05           0.0000
0004002900                O                  05/01/35
0

9784184       286/286     F                  69,000.00          ZZ
                          360                68,937.62          1
                          6.5000             436.13             60
                          6.2500             436.13
NORFOLK       VA 23503    1                  04/20/05           00
0004007450                05                 06/01/05           0.0000
0004007450                N                  05/01/35
0

9784186       286/286     F                  72,675.00          ZZ
                          360                72,621.06          1
                          7.5000             508.16             95
                          7.2500             508.16
HOBBS         NM 88240    1                  04/18/05           10
0004008176                05                 06/01/05           20.0000
0004008176                O                  05/01/35
0

9784194       286/286     F                  70,960.00          ZZ
                          360                70,895.85          1
                          6.5000             448.52             80
                          6.2500             448.52
PAYETTE       ID 83661    1                  04/14/05           00
0004028830                05                 06/01/05           0.0000
0004028830                O                  05/01/35
0

9789700       R68/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          6.3750             1253.75            80
                          6.1250             1253.75
SUNRISE       FL 33351    1                  05/27/05           00
0439364092                03                 07/01/05           0.0000
20050815                  O                  06/01/35
0

9794849       H76/G02     F                  148,500.00         ZZ
                          360                147,868.97         2
                          6.8750             975.54             90
                          6.6250             975.54
KINGSTON      NY 12401    1                  01/06/05           12
0438926701                05                 02/01/05           25.0000
2004598573                N                  01/01/35
0

9798192       696/G02     F                  428,000.00         ZZ
                          360                428,000.00         1
                          6.0000             2140.00            80
                          5.7500             2140.00
LEESBURG      VA 20176    1                  05/31/05           00
0439354788                09                 07/01/05           0.0000
10205009                  O                  06/01/35
0

9798901       025/025     F                  180,000.00         ZZ
                          360                178,961.36         3
                          6.2500             1108.30            40
                          6.0000             1108.30
MADERIA BEACH FL 33708    5                  10/28/04           00
0142808229                05                 01/01/05           0.0000
0142808229                O                  12/01/34
0

9806241       Y69/G02     F                  369,100.00         ZZ
                          360                367,574.93         1
                          5.8750             2183.37            60
                          5.6250             2183.37
HUNINGTON BEACCA 92647    2                  01/06/05           00
0438960171                05                 03/01/05           0.0000
1030021698                O                  02/01/35
0

9806245       Y69/G02     F                  400,000.00         ZZ
                          360                398,356.67         1
                          5.8750             2366.16            73
                          5.6250             2366.16
TRACY         CA 95376    2                  01/04/05           00
0438935017                05                 03/01/05           0.0000
1040022313                O                  02/01/35
0

9811880       696/G02     F                  980,000.00         ZZ
                          360                980,000.00         1
                          6.5000             5308.33            80
                          6.2500             5308.33
FAIRFAX       VA 22033    1                  05/27/05           00
0439375262                03                 07/01/05           0.0000
40105175                  O                  06/01/35
0

9811908       696/G02     F                  359,200.00         T
                          360                359,200.00         1
                          6.7500             2329.76            80
                          6.5000             2329.76
WASHINGTON    DC 20003    1                  05/31/05           00
0439367723                01                 07/01/05           0.0000
31205093                  O                  06/01/35
0

9818671       E82/G02     F                  200,000.00         ZZ
                          360                199,505.33         2
                          7.0000             1330.60            67
                          6.7500             1330.60
NEWTON        NJ 07860    5                  02/22/05           00
0401070610                05                 04/01/05           0.0000
0401070610                N                  03/01/35
0

9818717       369/G02     F                  399,000.00         ZZ
                          360                397,281.73         1
                          5.6250             2296.87            98
                          5.3750             2296.87
SHREVEPORT    LA 71105    2                  01/26/05           01
0438982282                03                 03/01/05           30.0000
78031804                  O                  02/01/35
0

9819624       B44/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          6.2500             500.00             80
                          6.0000             500.00
NAMPA         ID 83687    1                  05/25/05           00
0439381773                03                 07/01/05           0.0000
8051111                   O                  06/01/35
0

9821609       L20/U57     F                  237,500.00         ZZ
                          360                236,981.02         1
                          7.6250             1681.01            95
                          7.3750             1681.01
LAKE WORTH    FL 33461    5                  02/17/05           01
0439017500                05                 04/01/05           30.0000
2051050015                O                  03/01/35
0

9824335       E22/U57     F                  260,000.00         ZZ
                          360                259,335.05         1
                          6.8750             1708.01            80
                          6.6250             1708.01
DELRAY BEACH  FL 33334    5                  02/25/05           00
0423451244                05                 04/01/05           0.0000
0423451244                N                  03/01/35
0

9828865       E22/U57     F                  296,000.00         ZZ
                          360                295,212.21         2
                          6.6250             1895.32            50
                          6.3750             1895.32
RIDGEFIELD    NJ 07657    5                  02/25/05           00
0423124429                05                 04/01/05           0.0000
0423124429                O                  03/01/35
0

9835503       N74/G02     F                  400,000.00         T
                          360                399,058.20         1
                          7.2500             2728.71            90
                          7.0000             2728.71
NORTH MYRTLE BSC 29582    1                  03/01/05           23
0439022393                06                 04/01/05           0.0000
2200003097                O                  03/01/35
0

9837909       E22/G02     F                  210,000.00         ZZ
                          360                209,619.29         2
                          6.5000             1327.34            68
                          6.2500             1327.34
CHICAGO       IL 60651    2                  03/09/05           00
0423354208                05                 05/01/05           0.0000
0423354208                N                  04/01/35
0

9838481       E82/G02     F                  205,200.00         ZZ
                          360                204,854.23         4
                          6.8750             1348.02            72
                          6.6250             1348.02
COLORADO SPRINCO 80918    2                  03/03/05           00
0401065099                05                 05/01/05           0.0000
0401065099                N                  04/01/35
0

9850003       Q72/905     F                  520,000.00         ZZ
                          360                515,980.10         1
                          6.2500             3201.73            38
                          6.0000             3201.73
KEYSTONE      CO 80435    2                  09/10/04           00
45284403                  05                 11/01/04           0.0000
45284403                  O                  10/01/34
0

9850063       Q72/905     F                  548,912.00         ZZ
                          360                544,237.91         1
                          6.3750             3424.50            37
                          6.1250             3424.50
SARATOGA      CA 95070    2                  08/17/04           00
45660818                  05                 10/01/04           0.0000
45660818                  O                  09/01/34
0

9850085       Q72/905     F                  428,000.00         ZZ
                          360                424,268.00         1
                          6.2500             2635.27            80
                          6.0000             2635.27
LOS ANGELES   CA 90043    5                  08/23/04           00
45808052                  05                 10/01/04           0.0000
45808052                  O                  09/01/34
0

9855619       E22/U57     F                  64,000.00          TX
                          240                63,722.27          1
                          6.0000             458.52             79
                          5.7500             458.52
LAKE JACKSON  TX 77566    5                  03/21/05           00
0422966515                05                 05/01/05           0.0000
0422966515                N                  04/01/25
0

9858299       S54/G02     F                  96,000.00          ZZ
                          360                95,849.77          2
                          7.2500             654.89             80
                          7.0000             654.89
INDIANAPOLIS  IN 46218    1                  03/17/05           00
0439093105                05                 05/01/05           0.0000
11485737RFC               N                  04/01/35
0

9859675       U05/G02     F                  103,300.00         TX
                          360                99,160.41          1
                          7.3750             713.47             68
                          7.1250             713.47
MIDLAND       TX 79705    5                  03/16/05           00
0439094855                05                 05/01/05           0.0000
3000723504                O                  04/01/35
0

9859979       E22/G02     F                  94,700.00          ZZ
                          360                94,518.91          1
                          6.2500             583.08             77
                          6.0000             583.08
JACKSONVILLE  FL 32244    2                  03/18/05           00
0423310911                03                 05/01/05           0.0000
0423310911                O                  04/01/35
0

9866671       E22/U57     F                  457,000.00         ZZ
                          360                457,000.00         1
                          5.8750             2237.40            80
                          5.6250             2237.40
COLUMBIA      SC 29223    2                  03/21/05           00
0423530476                05                 05/01/05           0.0000
0423530476                O                  04/01/35
0

9868245       E22/U57     F                  417,000.00         ZZ
                          360                416,279.94         1
                          6.7500             2704.65            80
                          6.5000             2704.65
SAN LEANDRO   CA 94578    2                  03/17/05           00
0423749712                05                 05/01/05           0.0000
0423749712                O                  04/01/35
0

9868445       E22/U57     F                  225,000.00         ZZ
                          360                224,959.38         2
                          7.2500             1359.38            75
                          7.0000             1359.38
ELK GROVE     CA 95624    1                  03/22/05           00
0423465905                05                 05/01/05           0.0000
0423465905                N                  04/01/35
0

9869419       E22/U57     F                  56,500.00          ZZ
                          360                56,413.76          1
                          7.3750             390.23             76
                          7.1250             390.23
MEMPHIS       TN 38116    2                  03/30/05           00
0423286202                05                 05/01/05           0.0000
0423286202                N                  04/01/35
0

9869451       E22/U57     F                  32,000.00          ZZ
                          360                31,956.92          2
                          8.0000             234.80             60
                          7.7500             234.80
MEMPHIS       TN 38109    2                  03/30/05           00
0423349687                05                 05/01/05           0.0000
0423349687                N                  04/01/35
0

9869503       E22/G02     F                  62,500.00          ZZ
                          360                62,383.91          1
                          6.3750             389.92             50
                          6.1250             389.92
NORTH BILOXI  MS 39532    1                  03/30/05           00
0423436625                05                 05/01/05           0.0000
0423436625                N                  04/01/35
0

9870065       E22/G02     F                  198,750.00         ZZ
                          360                198,415.09         2
                          6.8750             1305.65            75
                          6.6250             1305.65
TAHLEQUAH     OK 74464    5                  03/29/05           00
0423808534                05                 05/01/05           0.0000
0423808534                N                  04/01/35
0

9870067       E22/G02     F                  198,750.00         ZZ
                          360                198,415.09         2
                          6.8750             1305.65            75
                          6.6250             1305.65
TAHLEQUAH     OK 74464    5                  03/29/05           00
0423808625                05                 05/01/05           0.0000
0423808625                N                  04/01/35
0

9871931       E22/U57     F                  102,500.00         ZZ
                          360                102,335.58         1
                          7.1250             690.56             67
                          6.8750             690.56
BEAVERTON     OR 97005    2                  03/29/05           00
0423722560                05                 05/01/05           0.0000
0423722560                N                  04/01/35
0

9872049       E22/U57     F                  86,000.00          ZZ
                          360                86,000.00          1
                          7.7500             555.42             90
                          7.5000             555.42
METAIRIE      LA 70003    1                  03/30/05           10
0423784560                05                 05/01/05           25.0000
0423784560                O                  04/01/35
0

9872131       E22/U57     F                  206,600.00         ZZ
                          360                206,243.25         1
                          6.7500             1340.00            85
                          6.5000             1340.00
FORT PIERCE   FL 34981    1                  03/31/05           10
0423011329                03                 05/01/05           20.0000
0423011329                N                  04/01/35
0

9873091       W02/G02     F                  50,700.00          ZZ
                          360                50,628.21          1
                          7.7500             363.22             65
                          7.5000             363.22
CONYERS       GA 30094    5                  03/25/05           00
0439110636                05                 05/01/05           0.0000
0090109573                O                  04/01/35
0

9873197       X43/G02     F                  123,500.00         ZZ
                          360                123,500.00         1
                          6.6250             681.82             95
                          6.3750             681.82
YUCCA VALLEY  CA 92284    5                  03/21/05           04
0439122870                05                 05/01/05           30.0000
10105032                  O                  04/01/35
0

9873665       E22/G02     F                  80,640.00          ZZ
                          360                80,531.42          4
                          8.0000             591.71             90
                          7.7500             591.71
COLUMBIA      MO 65202    1                  04/01/05           10
0423756345                05                 05/01/05           25.0000
0423756345                N                  04/01/35
0

9873701       E22/U57     F                  64,600.00          ZZ
                          360                64,547.04          1
                          7.0000             429.79             85
                          6.7500             429.79
KANSAS CITY   MO 64123    5                  04/01/05           10
0423808575                05                 06/01/05           20.0000
0423808575                N                  05/01/35
0

9874465       E22/U57     F                  170,000.00         ZZ
                          360                170,000.00         1
                          6.5000             920.83             90
                          6.2500             920.83
THORNTON      CO 80229    5                  03/30/05           04
0423828284                05                 06/01/05           25.0000
0423828284                O                  05/01/35
0

9874515       E22/U57     F                  99,769.60          ZZ
                          360                99,601.48          1
                          6.8750             655.42             80
                          6.6250             655.42
FORT MYERS    FL 33912    1                  04/04/05           00
0423785187                09                 05/01/05           0.0000
0423785187                N                  04/01/35
0

9874735       E22/U57     F                  68,000.00          ZZ
                          360                67,946.95          2
                          7.2500             463.88             85
                          7.0000             463.88
AUGUSTA       GA 30906    2                  04/04/05           04
0423604800                05                 06/01/05           20.0000
0423604800                N                  05/01/35
0

9875981       E22/G02     F                  158,800.00         ZZ
                          360                158,679.17         2
                          7.3750             1096.79            90
                          7.1250             1096.79
INDEPENDENCE  MO 64052    2                  04/04/05           10
0423474782                05                 06/01/05           25.0000
0423474782                N                  05/01/35
0

9875983       E22/G02     F                  159,750.00         ZZ
                          360                159,628.45         2
                          7.3750             1103.35            90
                          7.1250             1103.35
INDEPENDENCE  MO 64052    2                  04/04/05           04
0423474824                05                 06/01/05           25.0000
0423474824                N                  05/01/35
0

9876145       E22/U57     F                  66,300.00          ZZ
                          360                66,185.52          2
                          6.7500             430.02             85
                          6.5000             430.02
ATHENS        GA 30607    2                  04/05/05           04
0423694454                05                 05/01/05           20.0000
0423694454                N                  04/01/35
0

9877687       E22/G02     F                  37,500.00          ZZ
                          360                37,474.84          4
                          8.0000             275.16             35
                          7.7500             275.16
RIVER ROUGE   MI 48218    5                  04/06/05           00
0423475680                05                 06/01/05           0.0000
0423475680                N                  05/01/35
0

9877829       E22/G02     F                  307,500.00         ZZ
                          360                307,235.25         2
                          6.7500             1994.44            75
                          6.5000             1994.44
COPIAGUE      NY 11726    5                  04/06/05           00
0423681048                05                 06/01/05           0.0000
0423681048                N                  05/01/35
0

9881389       E22/G02     F                  53,520.00          ZZ
                          360                53,427.58          1
                          6.7500             347.13             80
                          6.5000             347.13
CLEARWATER    FL 33755    1                  04/07/05           00
0423562537                05                 05/01/05           0.0000
0423562537                N                  04/01/35
0

9881503       E22/G02     F                  61,000.00          ZZ
                          360                60,944.86          1
                          6.5000             385.56             75
                          6.2500             385.56
DENTON        TX 76209    2                  04/07/05           00
0423724855                05                 06/01/05           0.0000
0423724855                N                  05/01/35
0

9881563       E22/G02     F                  71,550.00          ZZ
                          360                71,550.00          1
                          7.1250             424.83             90
                          6.8750             424.83
OLATHE        KS 66061    1                  04/07/05           10
0423819986                05                 06/01/05           25.0000
0423819986                N                  05/01/35
0

9881577       E22/U57     F                  32,600.00          ZZ
                          360                32,573.93          1
                          7.1250             219.63             55
                          6.8750             219.63
EIGHT MILE    AL 36613    2                  04/07/05           00
0423841766                05                 06/01/05           0.0000
0423841766                N                  05/01/35
0

9882387       E22/G02     F                  27,000.00          ZZ
                          360                26,979.96          1
                          7.5000             188.79             75
                          7.2500             188.79
PRICHARD      AL 36610    2                  04/08/05           00
0423072081                05                 06/01/05           0.0000
0423072081                N                  05/01/35
0

9882445       E22/G02     F                  45,000.00          ZZ
                          360                44,963.11          3
                          7.0000             299.39             66
                          6.7500             299.39
SEMINOLE      OK 74868    1                  04/05/05           00
0423517218                05                 06/01/05           0.0000
0423517218                N                  05/01/35
0

9882663       E22/U57     F                  51,300.00          ZZ
                          360                51,300.00          1
                          7.2500             309.94             90
                          7.0000             309.94
FORT WORTH    TX 76119    2                  04/08/05           10
0423754985                05                 06/01/05           25.0000
0423754985                N                  05/01/35
0

9882669       E22/U57     F                  161,100.00         ZZ
                          360                161,100.00         1
                          6.2500             839.06             90
                          6.0000             839.06
LAWRENCEVILLE GA 30045    2                  04/04/05           04
0423762269                03                 06/01/05           25.0000
0423762269                O                  05/01/35
0

9882755       E22/U57     F                  95,250.00          ZZ
                          360                95,175.70          1
                          7.2500             649.77             90
                          7.0000             649.77
SAINT LOUIS   MO 63123    1                  04/08/05           10
0423835339                05                 06/01/05           25.0000
0423835339                N                  05/01/35
0

9885309       E22/G02     F                  70,000.00          ZZ
                          360                70,000.00          1
                          5.7500             335.42             61
                          5.5000             335.42
HOLLYWOOD     FL 33020    2                  04/08/05           00
0423681725                01                 06/01/05           0.0000
0423681725                N                  05/01/35
0

9885385       E22/G02     F                  101,600.00         ZZ
                          360                101,600.00         1
                          6.0000             508.00             80
                          5.7500             508.00
MANDEVILLE    LA 70471    5                  04/08/05           00
0423711803                05                 06/01/05           0.0000
0423711803                N                  05/01/35
0

9885437       E22/G02     F                  256,000.00         ZZ
                          360                237,753.42         1
                          7.0000             1703.17            80
                          6.7500             1703.17
MIAMI         FL 33173    1                  04/11/05           00
0423748292                05                 06/01/05           0.0000
0423748292                N                  05/01/35
0

9885565       E22/G02     F                  67,500.00          ZZ
                          360                67,447.34          1
                          7.2500             460.47             75
                          7.0000             460.47
TITUSVILLE    FL 32780    5                  04/11/05           00
0423865153                07                 06/01/05           0.0000
0423865153                N                  05/01/35
0

9885729       E22/U57     F                  232,000.00         ZZ
                          360                231,800.25         1
                          6.7500             1504.75            80
                          6.5000             1504.75
WARMINSTER    PA 18974    5                  04/11/05           00
0423633338                05                 06/01/05           0.0000
0423633338                N                  05/01/35
0

9888639       E22/U57     F                  91,800.00          ZZ
                          360                91,731.87          2
                          7.5000             641.88             90
                          7.2500             641.88
JACKSON       MI 49203    5                  04/12/05           04
0423790997                05                 06/01/05           25.0000
0423790997                N                  05/01/35
0

9888739       E22/U57     F                  54,000.00          ZZ
                          360                53,956.82          1
                          7.1250             363.81             90
                          6.8750             363.81
MEMPHIS       TN 38109    5                  04/12/05           04
0423670264                05                 06/01/05           25.0000
0423670264                N                  05/01/35
0

9889191       U05/G02     F                  95,400.00          ZZ
                          360                95,319.85          4
                          6.8750             626.71             90
                          6.6250             626.71
GATESVILLE    TX 76528    1                  04/08/05           01
0439363284                05                 06/01/05           25.0000
3000727884                N                  05/01/35
0

9890051       E22/U57     F                  396,000.00         ZZ
                          360                395,650.62         2
                          6.6250             2535.63            90
                          6.3750             2535.63
SOUTH RICHMONDNY 11419    1                  04/13/05           23
0423635002                05                 06/01/05           0.0000
0423635002                O                  05/01/35
0

9890063       E82/G02     F                  50,000.00          ZZ
                          360                49,958.00          1
                          6.8750             328.46             29
                          6.6250             328.46
KEYPORT       NJ 07735    5                  04/14/05           00
0401099064                05                 06/01/05           0.0000
0401099064                N                  05/01/35
0

9890869       Z41/G02     F                  184,500.00         ZZ
                          360                184,251.57         4
                          8.0000             1353.80            90
                          7.7500             1353.80
NAMPA         ID 83686    1                  04/01/05           12
0439182908                05                 05/01/05           30.0000
2051040009                N                  04/01/35
0

9891039       X81/U57     F                  89,205.00          ZZ
                          360                88,981.87          1
                          7.8750             646.80             95
                          7.6250             646.80
MINNEAPOLIS   MN 55410    1                  04/05/05           04
0439193236                06                 05/01/05           30.0000
9555992948                O                  04/01/35
0

9891333       E22/U57     F                  68,700.00          ZZ
                          360                68,642.28          1
                          6.8750             451.31             63
                          6.6250             451.31
BENTONVILLE   AR 72712    2                  04/13/05           00
0423570001                05                 06/01/05           0.0000
0423570001                N                  05/01/35
0

9891383       E22/U57     F                  112,565.00         ZZ
                          360                112,565.00         1
                          6.8750             644.90             95
                          6.6250             644.90
SAN ANTONIO   TX 78254    1                  04/07/05           04
0423771831                03                 06/01/05           30.0000
0423771831                N                  05/01/35
0

9891505       E22/U57     F                  72,000.00          ZZ
                          360                72,000.00          1
                          7.1250             427.50             90
                          6.8750             427.50
ST PETERSBURG FL 33703    5                  04/14/05           01
0423836840                01                 06/01/05           25.0000
0423836840                N                  05/01/35
0

9891519       E22/U57     F                  80,000.00          ZZ
                          360                79,937.59          2
                          7.2500             545.74             80
                          7.0000             545.74
NORMAN        OK 73069    5                  04/14/05           00
0423853431                05                 06/01/05           0.0000
0423853431                N                  05/01/35
0

9891547       E82/G02     F                  380,000.00         ZZ
                          360                379,648.04         1
                          6.3750             2370.71            72
                          6.1250             2370.71
BAKERSFIELD   CA 93311    5                  04/13/05           00
0401084447                05                 06/01/05           0.0000
0401084447                O                  05/01/35
0

9891563       E82/G02     F                  400,000.00         ZZ
                          360                399,629.51         1
                          6.3750             2495.49            80
                          6.1250             2495.49
ASTORIA       NY 11102    2                  04/13/05           00
0401085857                05                 06/01/05           0.0000
0401085857                O                  05/01/35
0

9891719       253/253     F                  442,000.00         ZZ
                          360                441,117.76         1
                          6.0000             2650.02            77
                          5.7500             2650.02
GUNNISON      CO 81230    5                  03/18/05           00
384114                    05                 05/01/05           0.0000
384114                    O                  04/01/35
0

9892457       E22/G02     F                  47,250.00          ZZ
                          360                47,213.14          1
                          7.2500             322.33             75
                          7.0000             322.33
MUNCIE        IN 47302    5                  04/15/05           00
0423926807                05                 06/01/05           0.0000
0423926807                N                  05/01/35
0

9892477       E22/U57     F                  95,000.00          ZZ
                          360                95,000.00          1
                          6.5000             514.58             95
                          6.2500             514.58
SPOKANE       WA 99205    2                  04/11/05           04
0423938927                05                 06/01/05           30.0000
0423938927                O                  05/01/35
0

9892633       E22/U57     F                  600,000.00         T
                          360                599,430.70         1
                          6.2500             3694.30            39
                          6.0000             3694.30
HARBOR SPRINGSMI 49740    1                  04/15/05           00
0423776368                05                 06/01/05           0.0000
0423776368                O                  05/01/35
0

9892919       E22/U57     F                  68,000.00          ZZ
                          360                67,940.01          1
                          6.6250             435.41             80
                          6.3750             435.41
PUEBLO        CO 81004    2                  04/15/05           00
0423474162                05                 06/01/05           0.0000
0423474162                N                  05/01/35
0

9892963       E22/G02     F                  63,750.00          ZZ
                          360                63,696.44          1
                          6.8750             418.79             75
                          6.6250             418.79
SAINT LOUIS   MO 63138    5                  04/15/05           00
0423291459                05                 06/01/05           0.0000
0423291459                N                  05/01/35
0

9893493       225/225     F                  390,400.00         ZZ
                          360                389,167.76         1
                          6.3750             2435.59            80
                          6.1250             2435.59
ANNANDALE     VA 22003    1                  02/11/05           00
5715929                   05                 04/01/05           0.0000
5715929                   N                  03/01/35
0

9893527       225/225     F                  650,000.00         ZZ
                          360                648,877.57         1
                          6.7500             4215.89            78
                          6.5000             4215.89
CHESTER TWP   NJ 07930    2                  03/01/05           00
5718740                   05                 05/01/05           0.0000
5718740                   O                  04/01/35
0

9893655       Y78/G02     F                  52,800.00          ZZ
                          360                52,697.10          1
                          6.1250             320.82             66
                          5.8750             320.82
FINDLAY       OH 45840    2                  04/08/05           00
0439188491                05                 05/01/05           0.0000
19772139                  N                  04/01/35
0

9893911       E22/U57     F                  396,000.00         ZZ
                          360                395,624.26         1
                          6.2500             2438.24            80
                          6.0000             2438.24
WEST GREENWICHRI 02817    5                  04/12/05           00
0423556943                05                 06/01/05           0.0000
0423556943                O                  05/01/35
0

9895847       E22/G02     F                  88,000.00          ZZ
                          360                87,924.23          3
                          6.7500             570.77             62
                          6.5000             570.77
FORT MORGAN   CO 80701    5                  04/19/05           00
0423740190                05                 06/01/05           0.0000
0423740190                N                  05/01/35
0

9895883       E22/U57     F                  396,800.00         ZZ
                          360                396,423.50         1
                          6.2500             2443.17            80
                          6.0000             2443.17
REDLANDS      CA 92373    5                  04/12/05           00
0423783307                05                 06/01/05           0.0000
0423783307                O                  05/01/35
0

9896045       E22/G02     F                  67,200.00          ZZ
                          360                67,146.26          2
                          7.1250             452.74             80
                          6.8750             452.74
MEMPHIS       TN 38111    1                  04/19/05           00
0423701846                05                 06/01/05           0.0000
0423701846                N                  05/01/35
0

9896051       E82/G02     F                  60,000.00          ZZ
                          240                59,881.28          1
                          6.7500             456.22             60
                          6.5000             456.22
GRAND RAPIDS  MI 49507    2                  04/20/05           00
0401091095                05                 06/01/05           0.0000
0401091095                N                  05/01/25
0

9897341       Z37/G02     F                  57,000.00          ZZ
                          360                56,901.58          2
                          6.7500             369.70             75
                          6.5000             369.70
BAY CITY      MI 48708    5                  03/11/05           00
0439260381                05                 05/01/05           0.0000
002330275                 N                  04/01/35
0

9897517       E22/U57     F                  57,800.00          ZZ
                          360                57,756.02          1
                          7.3750             399.21             85
                          7.1250             399.21
BUFFALO       NY 14213    1                  04/20/05           04
0423150853                05                 06/01/05           20.0000
0423150853                N                  05/01/35
0

9897551       E22/U57     F                  93,000.00          ZZ
                          360                93,000.00          2
                          6.6250             513.44             75
                          6.3750             513.44
CHICAGO       IL 60636    5                  04/20/05           00
0423523455                05                 06/01/05           0.0000
0423523455                N                  05/01/35
0

9897909       E22/G02     F                  79,920.00          ZZ
                          360                79,847.75          1
                          6.5000             505.15             80
                          6.2500             505.15
WEST PALM BEACFL 33407    1                  04/20/05           00
0423985068                05                 06/01/05           0.0000
0423985068                N                  05/01/35
0

9898275       L14/G02     F                  348,000.00         ZZ
                          360                348,000.00         1
                          5.7500             1667.50            75
                          5.5000             1667.50
SEATTLE       WA 98116    2                  03/09/05           00
0439196254                05                 05/01/05           0.0000
220627415                 O                  04/01/35
0

9898281       L14/G02     F                  100,000.00         T
                          360                100,000.00         1
                          5.8750             489.58             27
                          5.6250             489.58
STEAMBOAT SPRICO 80487    5                  03/15/05           00
0439199241                01                 05/01/05           0.0000
210352258                 O                  04/01/35
0

9898289       L14/G02     F                  56,320.00          ZZ
                          360                56,201.36          1
                          6.5000             305.07             80
                          6.2500             304.43
THORNTOWN     IN 46071    1                  02/28/05           00
0439197401                05                 04/01/05           0.0000
222405925                 O                  03/01/35
0

9898317       L14/G02     F                  90,015.00          ZZ
                          360                89,855.72          1
                          6.6250             576.38             85
                          6.3750             576.38
TARPON SPRINGSFL 34688    1                  03/03/05           11
0439197310                01                 05/01/05           12.0000
201330251                 O                  04/01/35
0

9898323       L14/G02     F                  255,600.00         ZZ
                          360                255,125.26         1
                          6.3750             1594.62            80
                          6.1250             1594.62
NEWMAN        CA 95360    1                  03/16/05           00
0439196221                05                 05/01/05           0.0000
214409618                 O                  04/01/35
0

9898329       L14/G02     F                  163,920.00         TX
                          360                163,568.69         1
                          5.6250             943.62             80
                          5.3750             943.62
HOUSTON       TX 77059    1                  03/04/05           00
0439200783                03                 05/01/05           0.0000
210352168                 O                  04/01/35
0

9898337       L14/G02     F                  220,008.00         ZZ
                          360                220,008.00         1
                          6.0000             1100.04            80
                          5.7500             1100.04
AURORA        CO 80018    1                  03/14/05           00
0439197237                03                 05/01/05           0.0000
104129758                 O                  04/01/35
0

9898345       L14/G02     F                  99,680.00          ZZ
                          360                99,680.00          1
                          6.1250             508.78             80
                          5.8750             508.78
ANTIOCH       TN 37013    1                  03/30/05           00
0439200320                09                 05/01/05           0.0000
230330126                 O                  04/01/35
0

9898353       L14/G02     F                  485,600.00         ZZ
                          360                484,630.74         1
                          6.0000             2911.42            80
                          5.7500             2911.42
PHOENIX       AZ 85042    1                  03/11/05           00
0439199902                03                 05/01/05           0.0000
224302209                 O                  04/01/35
0

9898367       L14/G02     F                  263,500.00         ZZ
                          360                262,961.37         1
                          5.8750             1558.71            80
                          5.6250             1558.71
QUINCY        MA 02169    1                  03/31/05           00
0439203423                05                 05/01/05           0.0000
222209100                 O                  04/01/35
0

9898369       L14/G02     F                  335,508.00         ZZ
                          360                335,508.00         1
                          6.5000             1817.34            80
                          6.2500             1817.34
INDIAN HEAD   MD 20640    1                  03/16/05           00
0439197260                03                 05/01/05           0.0000
126400138                 O                  04/01/35
0

9898381       L14/G02     F                  78,100.00          ZZ
                          360                77,803.61          1
                          6.0000             468.25             49
                          5.7500             468.25
DENVER        CO 80219    5                  03/24/05           00
0439197419                05                 05/01/05           0.0000
203667229                 O                  04/01/35
0

9898403       L14/G02     F                  53,600.00          ZZ
                          360                53,600.00          1
                          5.6250             251.25             80
                          5.3750             251.25
SAN ANTONIO   TX 78227    1                  02/25/05           00
0439199035                09                 04/01/05           0.0000
206408471                 N                  03/01/35
0

9898415       L14/G02     F                  416,000.00         ZZ
                          360                416,000.00         1
                          6.1250             2123.33            80
                          5.8750             2123.33
BURIEN        WA 98146    1                  03/08/05           00
0439196338                05                 05/01/05           0.0000
220627298                 O                  04/01/35
0

9898417       L14/G02     F                  282,924.00         ZZ
                          360                282,435.45         1
                          6.7500             1835.04            95
                          6.5000             1835.04
BAKERSFIELD   CA 93311    1                  03/01/05           12
0439197617                05                 05/01/05           30.0000
121504598                 O                  04/01/35
0

9898425       L14/G02     F                  329,900.00         ZZ
                          360                329,209.47         1
                          5.7500             1925.21            40
                          5.5000             1925.21
MCLEAN        VA 22101    1                  03/25/05           00
0439195579                05                 05/01/05           0.0000
205851428                 O                  04/01/35
0

9898437       L14/G02     F                  203,300.00         ZZ
                          360                203,300.00         1
                          6.2500             1058.85            74
                          6.0000             1058.85
OLYMPIA       WA 98502    5                  03/22/05           00
0439195611                05                 05/01/05           0.0000
220627336                 O                  04/01/35
0

9898465       L14/G02     F                  238,200.00         ZZ
                          360                238,200.00         1
                          5.8750             1166.19            77
                          5.6250             1166.19
TACOMA        WA 98407    2                  03/14/05           00
0439207846                05                 05/01/05           0.0000
220627386                 O                  04/01/35
0

9898641       E22/U57     F                  96,840.00          ZZ
                          360                96,766.31          1
                          7.3750             668.85             90
                          7.1250             668.85
LEWISVILLE    TX 75057    2                  04/21/05           04
0423508621                05                 06/01/05           25.0000
0423508621                N                  05/01/35
0

9898701       E22/U57     F                  640,000.00         ZZ
                          360                639,435.34         1
                          6.6250             4097.99            80
                          6.3750             4097.99
LOS ANGELES   CA 90007    1                  04/13/05           00
0423754746                05                 06/01/05           0.0000
0423754746                N                  05/01/35
0

9898745       E22/G02     F                  53,600.00          ZZ
                          360                53,554.97          1
                          6.8750             352.11             78
                          6.6250             352.11
ROANOKE       VA 24012    2                  04/20/05           00
0423819069                05                 06/01/05           0.0000
0423819069                N                  05/01/35
0

9898821       E22/U57     F                  59,200.00          ZZ
                          360                59,151.47          1
                          7.0000             393.86             80
                          6.7500             393.86
JACKSON       MS 39209    1                  04/21/05           00
0423931658                05                 06/01/05           0.0000
0423931658                N                  05/01/35
0

9898915       E22/U57     F                  51,525.00          ZZ
                          360                51,486.76          1
                          7.5000             360.27             90
                          7.2500             360.27
LITTLE ROCK   AR 72209    1                  04/06/05           04
0423423789                05                 06/01/05           25.0000
0423423789                N                  05/01/35
0

9899111       N67/G02     F                  835,500.00         ZZ
                          360                835,500.00         1
                          5.8750             4090.47            73
                          5.6250             4090.47
ALBUQUERQUE   NM 87122    2                  03/24/05           00
0439206871                05                 05/01/05           0.0000
1161012035                O                  04/01/35
0

9899117       N67/G02     F                  336,000.00         ZZ
                          360                335,657.43         1
                          5.8750             1987.57            80
                          5.6250             1987.57
ALBUQUERQUE   NM 87122    2                  04/05/05           00
0439210428                05                 06/01/05           0.0000
1161012160                O                  05/01/35
0

9899137       N67/G02     F                  364,000.00         ZZ
                          360                363,670.94         1
                          6.5000             2300.73            80
                          6.2500             2300.73
MIAMI         FL 33170    1                  04/11/05           00
0439200627                05                 06/01/05           0.0000
3252009940                O                  05/01/35
0

9899141       N67/G02     F                  100,000.00         ZZ
                          360                99,909.60          1
                          6.5000             632.07             72
                          6.2500             632.07
ATLANTA       GA 30316    5                  04/12/05           00
0439206640                05                 06/01/05           0.0000
3253000244                O                  05/01/35
0

9899153       N67/G02     F                  216,000.00         ZZ
                          360                215,608.40         1
                          6.5000             1365.27            80
                          6.2500             1365.27
SUNRISE       FL 33323    1                  03/28/05           00
0439203258                05                 05/01/05           0.0000
3254019378                O                  04/01/35
0

9899163       N67/G02     F                  333,000.00         ZZ
                          360                330,985.97         1
                          6.0000             1996.50            39
                          5.7500             1996.50
BROOKLYN      NY 11230    1                  11/22/04           00
0439206863                05                 01/01/05           0.0000
3274022015                O                  12/01/34
0

9899167       N67/G02     F                  820,000.00         ZZ
                          360                818,477.01         1
                          6.3750             5115.73            80
                          6.1250             5115.73
WASHINGTON    DC 20002    2                  03/25/05           00
0439207234                07                 05/01/05           0.0000
3274023509                O                  04/01/35
0

9899175       N67/G02     F                  575,200.00         ZZ
                          360                575,200.00         1
                          6.0000             2876.00            80
                          5.7500             2876.00
HARTSDALE     NY 10530    1                  03/31/05           00
0439205766                05                 05/01/05           0.0000
3274024941                O                  04/01/35
0

9899177       N67/G02     F                  342,450.00         ZZ
                          360                341,900.67         1
                          7.1250             2307.15            95
                          5.9648             2307.15
ELMONT        NY 11003    1                  03/31/05           37
0439205543                05                 05/01/05           35.0000
3274025159                O                  04/01/35
0

9899201       N67/G02     F                  413,000.00         ZZ
                          360                412,214.22         1
                          6.2500             2542.91            73
                          6.0000             2542.91
STRATFORD     CT 06614    5                  03/31/05           00
0439206152                05                 05/01/05           0.0000
3274025612                O                  04/01/35
0

9899203       N67/G02     F                  225,000.00         ZZ
                          240                224,009.12         1
                          5.8750             1595.79            60
                          5.6250             1595.79
BAY SHORE     NY 11706    5                  03/22/05           00
0439206798                05                 05/01/05           0.0000
3274025626                O                  04/01/25
0

9899209       N67/G02     F                  171,000.00         ZZ
                          360                170,829.77         1
                          6.0000             1025.23            90
                          5.7500             1025.23
NEWINGTON     CT 06111    1                  04/15/05           01
0439205618                05                 06/01/05           30.0000
3274025857                O                  05/01/35
0

9899223       N67/G02     F                  380,000.00         ZZ
                          360                379,639.44         1
                          6.2500             2339.73            80
                          6.0000             2339.73
CHESTER       NY 10918    1                  04/14/05           00
0439206079                05                 06/01/05           0.0000
3274026116                O                  05/01/35
0

9899231       N67/G02     F                  300,000.00         ZZ
                          360                299,401.21         1
                          6.0000             1798.65            66
                          5.7500             1798.65
ISLIP         NY 11751    5                  03/25/05           00
0439205915                05                 05/01/05           0.0000
3274026765                O                  04/01/35
0

9899237       N67/G02     F                  320,000.00         ZZ
                          360                319,659.25         1
                          5.8750             1892.92            80
                          5.6250             1892.92
BURKE         VA 22015    5                  04/11/05           00
0439206723                03                 06/01/05           0.0000
3274026843                O                  05/01/35
0

9899243       N67/G02     F                  410,400.00         ZZ
                          360                410,400.00         2
                          6.7500             2308.50            90
                          6.5000             2308.50
DANBURY       CT 06810    1                  03/30/05           01
0439201591                05                 05/01/05           30.0000
3274026929                O                  04/01/35
0

9899247       N67/G02     F                  520,000.00         ZZ
                          360                518,755.28         1
                          6.0000             3117.66            80
                          5.7500             3117.66
TOWSON        MD 21286    1                  03/28/05           00
0439201567                05                 05/01/05           0.0000
3274026960                O                  04/01/35
0

9899251       N67/G02     F                  147,500.00         ZZ
                          360                147,500.00         1
                          6.5000             798.96             93
                          5.3398             798.96
HANOVER       VA 23069    2                  04/13/05           45
0439206764                05                 06/01/05           35.0000
3274027307                O                  05/01/35
0

9899259       N67/G02     F                  496,000.00         ZZ
                          360                495,056.29         1
                          6.2500             3053.96            80
                          6.0000             3053.96
YUCAIPA       CA 92399    1                  03/22/05           00
0439206376                05                 05/01/05           0.0000
3318002290                O                  04/01/35
0

9899261       N67/G02     F                  513,000.00         ZZ
                          360                513,000.00         1
                          5.7500             2458.13            95
                          5.5000             2458.13
ALTADENA      CA 91001    2                  03/14/05           01
0439205873                05                 05/01/05           30.0000
3318002299                O                  04/01/35
0

9899293       N67/G02     F                  400,000.00         ZZ
                          360                399,162.76         2
                          5.7500             2334.29            74
                          5.5000             2334.29
LAWNDALE      CA 90260    5                  03/18/05           00
0439206996                05                 05/01/05           0.0000
3318002667                O                  04/01/35
0

9899295       N67/G02     F                  429,900.00         ZZ
                          360                429,562.00         1
                          5.7500             2059.94            80
                          5.5000             2059.94
RANCHO SANTA MCA 92688    1                  03/21/05           00
0439210469                03                 05/01/05           0.0000
3318002678                O                  04/01/35
0

9899329       N67/G02     F                  266,000.00         ZZ
                          360                265,443.23         1
                          5.7500             1552.30            80
                          5.5000             1552.30
WEST JORDAN   UT 84088    2                  03/25/05           00
0439205303                05                 05/01/05           0.0000
3318002846                O                  04/01/35
0

9899373       N67/G02     F                  520,000.00         ZZ
                          360                519,469.83         1
                          5.8750             3076.00            80
                          5.6250             3076.00
WEST HILLS ARECA 91307    1                  04/11/05           00
0439205923                05                 06/01/05           0.0000
3318003226                O                  05/01/35
0

9899389       N67/G02     F                  259,950.00         ZZ
                          360                259,950.00         1
                          5.8750             1272.67            65
                          5.6250             1272.67
RENTON        WA 98058    1                  03/18/05           00
0439206632                05                 05/01/05           0.0000
3339001604                O                  04/01/35
0

9899391       N67/G02     F                  328,000.00         ZZ
                          360                328,000.00         1
                          5.7500             1571.67            80
                          5.5000             1571.67
KENT          WA 98042    5                  03/21/05           00
0439203704                03                 05/01/05           0.0000
3339001606                O                  04/01/35
0

9899409       N67/G02     F                  376,000.00         ZZ
                          360                375,231.43         1
                          5.8750             2224.18            80
                          5.6250             2224.18
SANTA ROSA    CA 95407    2                  03/28/05           00
0439205949                05                 05/01/05           0.0000
3347001519                O                  04/01/35
0

9899425       N67/G02     F                  252,000.00         ZZ
                          360                251,943.43         1
                          5.8750             1233.75            80
                          5.6250             1233.75
RICHMOND      CA 94801    5                  03/22/05           00
0439206442                05                 05/01/05           0.0000
3347001631                O                  04/01/35
0

9899431       N67/G02     F                  244,900.00         ZZ
                          360                244,900.00         1
                          6.1250             1250.01            75
                          5.8750             1250.01
FREMONT       CA 94539    2                  04/01/05           00
0439206772                01                 06/01/05           0.0000
3347001665                O                  05/01/35
0

9899439       N67/G02     F                  500,000.00         ZZ
                          360                499,750.00         1
                          5.6250             2343.75            80
                          5.3750             2343.75
MILPITAS      CA 95035    2                  03/23/05           00
0439205816                05                 05/01/05           0.0000
3347001735                O                  04/01/35
0

9899447       N67/G02     F                  220,000.00         ZZ
                          360                219,571.27         1
                          6.1250             1336.74            85
                          4.9648             1336.74
SUTTER        CA 95982    5                  03/22/05           26
0439205808                05                 05/01/05           25.0000
3347001798                O                  04/01/35
0

9899453       N67/G02     F                  290,500.00         ZZ
                          360                290,500.00         1
                          6.3750             1543.28            70
                          6.1250             1543.28
ROSEVILLE     CA 95747    2                  04/07/05           00
0439204538                05                 06/01/05           0.0000
3347001894                O                  05/01/35
0

9899457       N67/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          6.2500             1291.67            80
                          6.0000             1291.67
TIJERAS       NM 87059    1                  03/28/05           00
0439202110                05                 05/01/05           0.0000
3510300310                O                  04/01/35
0

9899459       N67/G02     F                  319,200.00         ZZ
                          360                319,200.00         1
                          5.8750             1562.75            80
                          5.6250             1562.75
ALBUQUERQUE   NM 87122    1                  04/12/05           00
0439206269                05                 06/01/05           0.0000
3510300312                O                  05/01/35
0

9899493       L14/G02     F                  88,000.00          ZZ
                          360                87,820.10          1
                          5.8750             520.56             80
                          5.6250             520.56
LANCASTER     TX 75146    1                  03/15/05           00
0439201096                05                 05/01/05           0.0000
213318071                 O                  04/01/35
0

9899495       L14/G02     F                  78,900.00          ZZ
                          360                78,900.00          1
                          6.1250             402.72             27
                          5.8750             402.72
GLENDALE      AZ 85308    5                  03/21/05           00
0439196197                05                 05/01/05           0.0000
232104555                 O                  04/01/35
0

9899507       L14/G02     F                  212,664.00         ZZ
                          360                211,978.73         1
                          5.6250             1224.22            80
                          5.3750             1224.22
BAKERSFIELD   CA 93312    1                  02/10/05           00
0439202722                05                 04/01/05           0.0000
121506934                 O                  03/01/35
0

9899519       L14/G02     F                  57,600.00          ZZ
                          360                57,505.28          1
                          7.0000             383.22             80
                          6.7500             383.22
WESTWORTH VILLTX 76114    1                  03/21/05           00
0439201211                05                 05/01/05           0.0000
215508539                 O                  04/01/35
0

9899523       L14/G02     F                  105,600.00         ZZ
                          360                105,600.00         1
                          5.8750             517.00             80
                          5.6250             517.00
FRISCO        TX 75035    1                  03/21/05           00
0439202086                03                 05/01/05           0.0000
114230610                 N                  04/01/35
0

9899547       L14/G02     F                  128,250.00         ZZ
                          360                128,023.07         1
                          6.6250             821.20             95
                          6.3750             821.20
LITTLE EGG HARNJ 08087    1                  03/04/05           12
0439203274                05                 05/01/05           30.0000
214822912                 O                  04/01/35
0

9899559       L14/G02     F                  132,000.00         ZZ
                          360                131,730.18         1
                          5.8750             780.83             80
                          5.6250             780.83
DALLAS        TX 75220    1                  03/17/05           00
0439195181                05                 05/01/05           0.0000
204860966                 O                  04/01/35
0

9899571       L14/G02     F                  101,600.00         ZZ
                          360                101,600.00         1
                          5.8750             497.42             80
                          5.6250             497.42
MCKINNEY      TX 75071    1                  03/17/05           00
0439196387                03                 05/01/05           0.0000
114230167                 N                  04/01/35
0

9899573       L14/G02     F                  249,600.00         ZZ
                          360                249,089.79         1
                          5.8750             1476.48            80
                          5.6250             1476.48
PHOENIX       AZ 85028    5                  03/07/05           00
0439202714                07                 05/01/05           0.0000
202127390                 O                  04/01/35
0

9899579       L14/G02     F                  242,000.00         ZZ
                          360                242,000.00         1
                          5.8750             1184.79            74
                          5.6250             1184.79
PATTERSON     CA 95363    5                  03/15/05           00
0439195645                05                 05/01/05           0.0000
214409572                 O                  04/01/35
0

9899591       L14/G02     F                  216,125.00         ZZ
                          360                215,521.27         1
                          6.3750             1348.34            95
                          6.1250             1348.34
JUPITER       FL 33458    1                  02/28/05           11
0439196163                05                 04/01/05           30.0000
202318219                 O                  03/01/35
0

9899597       L14/G02     F                  204,800.00         ZZ
                          360                204,800.00         1
                          5.8750             1002.67            80
                          5.6250             1002.67
THORNTON      CO 80241    1                  03/29/05           00
0439195835                03                 05/01/05           0.0000
232807972                 O                  04/01/35
0

9899601       L14/G02     F                  87,600.00          ZZ
                          360                87,600.00          1
                          6.0000             438.00             60
                          5.7500             438.00
ARLINGTON     VA 22204    1                  03/08/05           00
0439195660                01                 05/01/05           0.0000
205880021                 N                  04/01/35
0

9899611       L14/G02     F                  160,000.00         ZZ
                          360                159,357.08         1
                          5.6250             921.06             51
                          5.3750             921.06
JUPITER       FL 33458    1                  03/18/05           00
0439194978                05                 05/01/05           0.0000
120004881                 O                  04/01/35
0

9899613       L14/G02     F                  107,700.00         ZZ
                          360                107,352.93         1
                          5.6250             619.99             68
                          5.3750             619.99
ALPHARETTA    GA 30004    1                  02/28/05           00
0439202326                09                 04/01/05           0.0000
121020958                 N                  03/01/35
0

9899615       L14/G02     F                  354,200.00         ZZ
                          360                354,200.00         1
                          6.0000             1771.00            80
                          5.7500             1771.00
LAS VEGAS     NV 89131    1                  03/28/05           00
0439202425                03                 05/01/05           0.0000
134304319                 O                  04/01/35
0

9899623       L14/G02     F                  271,920.00         ZZ
                          360                271,427.03         2
                          6.5000             1718.72            80
                          6.2500             1718.72
NEWMARKET     NH 03857    1                  03/01/05           00
0439195652                05                 05/01/05           0.0000
215726027                 O                  04/01/35
0

9899635       L14/G02     F                  220,400.00         ZZ
                          360                220,010.01         1
                          6.6250             1411.25            95
                          6.3750             1411.25
MIAMI         FL 33136    1                  03/16/05           04
0439195884                05                 05/01/05           30.0000
209606070                 O                  04/01/35
0

9899637       L14/G02     F                  359,650.00         ZZ
                          360                359,013.63         1
                          6.6250             2302.88            95
                          6.3750             2302.88
FRIENDSWOOD   TX 77546    1                  03/01/05           12
0439200866                05                 05/01/05           30.0000
211040377                 O                  04/01/35
0

9899641       L14/G02     F                  176,000.00         ZZ
                          360                175,648.70         1
                          6.0000             1055.21            80
                          5.7500             1055.21
SAVANNAH      GA 31405    5                  03/11/05           00
0439194614                05                 05/01/05           0.0000
233051010                 O                  04/01/35
0

9899649       L14/G02     F                  115,000.00         ZZ
                          360                114,570.45         1
                          6.0000             689.49             89
                          5.7500             689.49
MCKINNEY      TX 75071    1                  03/09/05           26
0439194341                05                 05/01/05           25.0000
114230175                 O                  04/01/35
0

9899657       L14/G02     F                  250,000.00         T
                          360                250,000.00         1
                          6.0000             1250.00            39
                          5.7500             1250.00
SNOQUALMIE PASWA 98068    5                  03/18/05           00
0439194036                03                 05/01/05           0.0000
220105943                 O                  04/01/35
0

9899675       L14/G02     F                  207,934.00         ZZ
                          360                207,934.00         1
                          6.2500             1082.99            80
                          6.0000             1082.99
AURORA        CO 80018    1                  03/25/05           00
0439195371                03                 05/01/05           0.0000
104129882                 O                  04/01/35
0

9899679       L14/G02     F                  196,758.00         ZZ
                          360                196,758.00         1
                          6.2500             1024.78            80
                          6.0000             1024.78
MILAN         MI 48160    1                  03/30/05           00
0439200213                05                 05/01/05           0.0000
123102729                 O                  04/01/35
0

9899689       L14/G02     F                  523,997.00         ZZ
                          360                522,386.40         1
                          5.8750             3099.65            80
                          5.6250             3099.65
HIGHLAND      CA 92346    1                  02/16/05           00
0439202235                05                 04/01/05           0.0000
103317762                 O                  03/01/35
0

9899715       L14/G02     F                  105,200.00         ZZ
                          360                104,994.98         1
                          6.1250             639.21             80
                          5.8750             639.21
ARLINGTON     TX 76016    1                  03/21/05           00
0439195561                05                 05/01/05           0.0000
204839647                 O                  04/01/35
0

9899723       L14/G02     F                  100,000.00         ZZ
                          360                99,783.37          1
                          5.8750             591.54             40
                          5.6250             591.54
IRMO          SC 29063    1                  03/25/05           00
0439196734                03                 05/01/05           0.0000
103920095                 O                  04/01/35
0

9899727       L14/G02     F                  80,097.00          ZZ
                          360                79,185.22          1
                          6.5000             506.27             69
                          6.2500             506.27
HOUSTON       TX 77066    2                  03/10/05           00
0439200528                03                 05/01/05           0.0000
224604996                 N                  04/01/35
0

9899731       L14/G02     F                  220,700.00         ZZ
                          360                220,440.00         1
                          6.0000             1103.50            80
                          5.7500             1103.50
AUBURN        WA 98092    1                  03/03/05           00
0439202938                01                 05/01/05           0.0000
220627114                 O                  04/01/35
0

9899737       L14/G02     F                  160,800.00         ZZ
                          360                160,447.17         1
                          5.5000             913.01             80
                          5.2500             913.01
AVONDALE      AZ 85323    1                  03/01/05           00
0439202631                03                 05/01/05           0.0000
224501927                 O                  04/01/35
0

9899743       L14/G02     F                  212,000.00         ZZ
                          360                211,814.42         1
                          5.7500             1015.83            80
                          5.5000             1014.94
JOHNSTOWN     CO 80534    1                  03/03/05           00
0439200189                03                 05/01/05           0.0000
203527202                 O                  04/01/35
0

9899753       L14/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          5.8750             1077.08            80
                          5.6250             1077.08
GRAND JUNCTIONCO 81506    1                  03/21/05           00
0439194382                03                 05/01/05           0.0000
225201834                 O                  04/01/35
0

9899757       L14/G02     F                  222,400.00         ZZ
                          360                221,778.75         1
                          6.3750             1387.49            89
                          6.1250             1387.49
JUPITER       FL 33458    1                  02/28/05           12
0439194606                09                 04/01/05           25.0000
202318302                 O                  03/01/35
0

9899761       L14/G02     F                  215,940.00         ZZ
                          360                215,940.00         1
                          5.6250             1012.22            80
                          5.3750             1012.22
WAXHAW        NC 28173    1                  03/22/05           00
0439203084                03                 05/01/05           0.0000
101123518                 O                  04/01/35
0

9899785       L14/G02     F                  212,000.00         ZZ
                          360                211,566.64         1
                          5.8750             1254.07            80
                          5.6250             1254.07
SNOHOMISH     WA 98290    2                  03/10/05           00
0439194671                05                 05/01/05           0.0000
220207550                 O                  04/01/35
0

9899787       L14/G02     F                  180,000.00         ZZ
                          360                179,433.47         1
                          5.7500             1050.44            72
                          5.5000             1050.44
CLOVIS        CA 93612    5                  02/18/05           00
0439195017                05                 04/01/05           0.0000
223801440                 O                  03/01/35
0

9899801       L14/G02     F                  270,400.00         ZZ
                          360                270,400.00         1
                          5.8750             1323.83            80
                          5.6250             1323.83
KENT          WA 98042    5                  03/14/05           00
0439194895                05                 05/01/05           0.0000
220627455                 O                  04/01/35
0

9899811       L14/G02     F                  259,110.00         ZZ
                          360                258,843.19         1
                          5.8750             1268.56            90
                          5.6250             1268.15
JACKSONVILLE  FL 32246    1                  03/18/05           11
0439195157                03                 05/01/05           25.0000
260204016                 O                  04/01/35
0

9899821       L14/G02     F                  391,200.00         ZZ
                          360                390,433.41         1
                          6.1250             2376.98            90
                          5.8750             2376.98
LAS VEGAS     NV 89131    1                  03/14/05           11
0439195132                03                 05/01/05           25.0000
134304683                 O                  04/01/35
0

9899823       L14/G02     F                  118,600.00         ZZ
                          360                118,600.00         1
                          5.8750             580.65             80
                          5.6250             580.65
WOODSTOCK     GA 30188    1                  03/16/05           00
0439194143                09                 05/01/05           0.0000
121021134                 O                  04/01/35
0

9899839       L14/G02     F                  243,423.00         ZZ
                          360                242,992.27         1
                          6.6250             1558.67            95
                          6.3750             1558.67
FRESNO        CA 93722    1                  03/24/05           12
0439194564                05                 05/01/05           30.0000
121506200                 O                  04/01/35
0

9899847       L14/G02     F                  209,728.00         ZZ
                          360                209,615.50         1
                          6.1250             1070.49            80
                          5.8750             1070.49
THORNTON      CO 80602    1                  03/30/05           00
0439196353                03                 05/01/05           0.0000
104129842                 O                  04/01/35
0

9899849       L14/G02     F                  636,000.00         ZZ
                          360                635,760.09         1
                          5.7500             3047.50            80
                          5.5000             3047.50
PARKER        CO 80134    1                  03/02/05           00
0439196403                03                 05/01/05           0.0000
232603930                 O                  04/01/35
0

9899855       L14/G02     F                  63,920.00          ZZ
                          360                63,780.27          1
                          5.7500             373.02             80
                          5.5000             373.02
MESQUITE      TX 75149    1                  03/01/05           00
0439201369                05                 05/01/05           0.0000
215508559                 O                  04/01/35
0

9899861       L14/G02     F                  313,600.00         ZZ
                          360                313,600.00         1
                          6.0000             1568.00            80
                          5.7500             1568.00
SNOQUALMIE    WA 98065    1                  03/09/05           00
0439194903                03                 05/01/05           0.0000
220105914                 O                  04/01/35
0

9899865       L14/G02     F                  115,000.00         ZZ
                          360                114,452.12         1
                          5.6250             662.01             37
                          5.3750             662.01
LONGWOOD      FL 32779    1                  03/01/05           00
0439195041                09                 05/01/05           0.0000
100626953                 O                  04/01/35
0

9899877       L14/G02     F                  219,200.00         ZZ
                          360                218,510.10         1
                          5.7500             1279.20            80
                          5.5000             1279.20
WESTMINSTER   CO 80021    1                  03/02/05           00
0439196262                03                 04/01/05           0.0000
232807885                 O                  03/01/35
0

9901643       E22/G02     F                  80,000.00          ZZ
                          360                79,927.68          2
                          6.5000             505.65             39
                          6.2500             505.65
NEW ORLEANS   LA 70117    5                  04/22/05           00
0423667146                05                 06/01/05           0.0000
0423667146                N                  05/01/35
0

9902341       L14/G02     F                  320,800.00         ZZ
                          360                320,800.00         1
                          6.8750             1837.92            80
                          6.6250             1837.92
WOODBRIDGE    VA 22191    1                  03/31/05           00
0439199290                09                 05/01/05           0.0000
101717995                 O                  04/01/35
0

9902345       L14/G02     F                  256,760.00         ZZ
                          360                256,760.00         1
                          5.7500             1230.31            80
                          5.5000             1230.31
EDGEWOOD      WA 98371    1                  03/10/05           00
0439201583                05                 05/01/05           0.0000
220627294                 O                  04/01/35
0

9902347       L14/G02     F                  304,792.00         ZZ
                          360                304,154.02         1
                          5.7500             1778.69            80
                          5.5000             1778.69
MURRIETA      CA 92563    1                  03/04/05           00
0439204397                05                 05/01/05           0.0000
103319420                 O                  04/01/35
0

9902357       L14/G02     F                  288,400.00         ZZ
                          360                287,448.62         1
                          5.5000             1637.51            70
                          5.2500             1637.51
SPARKS        NV 89434    1                  02/25/05           00
0439197351                05                 04/01/05           0.0000
204031800                 O                  03/01/35
0

9902363       L14/G02     F                  284,000.00         ZZ
                          360                283,391.34         1
                          5.6250             1634.87            80
                          5.3750             1634.87
RIVERSIDE     CA 92503    1                  03/14/05           00
0439207952                05                 05/01/05           0.0000
216704776                 O                  04/01/35
0

9902371       L14/G02     F                  127,500.00         ZZ
                          360                127,245.51         1
                          6.0000             764.43             95
                          5.7500             764.43
PORTERVILLE   CA 93257    1                  03/09/05           12
0439201468                05                 05/01/05           30.0000
200516369                 O                  04/01/35
0

9902375       L14/G02     F                  132,000.00         ZZ
                          360                132,000.00         1
                          5.7500             632.50             80
                          5.5000             632.50
SPRING HILL   FL 34608    1                  03/24/05           00
0439197872                05                 05/01/05           0.0000
231909363                 O                  04/01/35
0

9902381       L14/G02     F                  261,652.00         ZZ
                          360                261,049.10         1
                          5.5000             1485.64            80
                          5.2500             1485.64
RIVERTON      UT 84065    1                  03/10/05           00
0439204710                05                 05/01/05           0.0000
210714595                 O                  04/01/35
0

9902387       L14/G02     F                  228,800.00         ZZ
                          360                228,800.00         1
                          5.8750             1120.17            80
                          5.6250             1120.17
CARROLLTON    TX 75007    1                  03/29/05           00
0439201724                03                 05/01/05           0.0000
275103523                 O                  04/01/35
0

9902395       L14/G02     F                  103,350.00         ZZ
                          360                103,061.31         1
                          6.3750             644.77             54
                          6.1250             644.77
CHARLOTTE     NC 28270    1                  02/23/05           00
0439199324                03                 04/01/05           0.0000
101151057                 N                  03/01/35
0

9902399       L14/G02     F                  125,303.00         ZZ
                          360                125,303.00         1
                          5.8750             613.46             80
                          5.6250             613.46
FOWLERVILLE   MI 48836    1                  03/24/05           00
0439196684                05                 05/01/05           0.0000
123102604                 O                  04/01/35
0

9902409       L14/G02     F                  292,000.00         ZZ
                          360                292,000.00         1
                          6.0000             1460.00            77
                          5.7500             1460.00
SEATTLE       WA 98117    5                  03/17/05           00
0439202250                05                 05/01/05           0.0000
220627372                 O                  04/01/35
0

9902415       L14/G02     F                  256,500.00         ZZ
                          360                256,078.25         1
                          7.0000             1706.51            95
                          6.7500             1706.51
DUNCANVILLE   AL 35456    1                  03/30/05           11
0439197773                05                 05/01/05           30.0000
206815921                 O                  04/01/35
0

9902423       L14/G02     F                  315,000.00         ZZ
                          360                314,428.92         1
                          6.5000             1991.02            90
                          6.2500             1991.02
PLANTATION    FL 33317    1                  03/23/05           11
0439202920                05                 05/01/05           25.0000
220002914                 O                  04/01/35
0

9902439       L14/G02     F                  249,000.00         T
                          360                249,000.00         1
                          5.8750             1219.06            57
                          5.6250             1219.06
ARLINGTON     WA 98223    2                  03/21/05           00
0439197385                03                 05/01/05           0.0000
220207443                 O                  04/01/35
0

9902441       L14/G02     F                  224,248.00         ZZ
                          360                223,525.41         1
                          5.6250             1290.90            90
                          5.3750             1290.90
MCCALLA       AL 35111    1                  03/02/05           11
0439201716                05                 04/01/05           25.0000
206816214                 O                  03/01/35
0

9902443       L14/G02     F                  214,400.00         ZZ
                          360                213,676.30         1
                          6.1250             1094.33            80
                          5.8750             1090.62
PLANO         TX 75024    1                  03/30/05           00
0439201534                03                 05/01/05           0.0000
215508482                 O                  04/01/35
0

9902455       L14/G02     F                  100,000.00         ZZ
                          360                99,669.06          1
                          6.1250             607.62             31
                          5.8750             607.62
THORNTON      CO 80602    1                  03/25/05           00
0439200577                05                 05/01/05           0.0000
104129621                 O                  04/01/35
0

9902463       L14/G02     F                  190,000.00         ZZ
                          360                189,663.79         1
                          6.6250             1216.60            95
                          6.3750             1216.60
CARNEYS POINT NJ 08069    1                  03/08/05           11
0439200494                05                 05/01/05           30.0000
214822693                 O                  04/01/35
0

9902465       L14/G02     F                  150,300.00         ZZ
                          360                149,977.87         1
                          5.6250             865.22             80
                          5.3750             865.22
LYNCHBURG     VA 24502    1                  03/10/05           00
0439197864                05                 05/01/05           0.0000
210352189                 O                  04/01/35
0

9902467       L14/G02     F                  204,000.00         ZZ
                          360                204,000.00         1
                          5.8750             998.75             80
                          5.6250             998.75
SEATTLE       WA 98146    1                  03/07/05           00
0439197294                05                 05/01/05           0.0000
220302343                 O                  04/01/35
0

9902485       L14/G02     F                  269,010.00         ZZ
                          360                268,442.84         1
                          5.7500             1569.87            80
                          5.5000             1569.87
VISALIA       CA 93291    1                  03/24/05           00
0439201245                05                 05/01/05           0.0000
121506094                 O                  04/01/35
0

9902493       L14/G02     F                  124,000.00         ZZ
                          360                123,740.44         1
                          5.7500             723.64             80
                          5.5000             723.64
LAVERGNE      TN 37086    2                  03/23/05           00
0439203225                05                 05/01/05           0.0000
230329663                 O                  04/01/35
0

9902495       L14/G02     F                  276,000.00         ZZ
                          360                276,000.00         1
                          6.1250             1408.75            80
                          5.8750             1408.75
PORTLAND      OR 97236    1                  03/21/05           00
0439197179                05                 05/01/05           0.0000
220302500                 O                  04/01/35
0

9902507       L14/G02     F                  543,500.00         ZZ
                          360                543,187.21         1
                          6.0000             2717.50            80
                          5.7500             2715.93
SCOTTSDALE    AZ 85250    2                  03/10/05           00
0439197229                03                 05/01/05           0.0000
283200178                 O                  04/01/35
0

9902519       L14/G02     F                  240,730.00         ZZ
                          360                240,237.92         1
                          5.8750             1424.01            70
                          5.6250             1424.01
PHOENIX       AZ 85048    1                  03/22/05           00
0439198466                03                 05/01/05           0.0000
202127256                 O                  04/01/35
0

9902529       L14/G02     F                  178,100.00         ZZ
                          360                177,744.51         1
                          6.0000             1067.80            80
                          5.7500             1067.80
MCCORDSVILLE  IN 46055    1                  03/31/05           00
0439197476                03                 05/01/05           0.0000
113904601                 O                  04/01/35
0

9902543       L14/G02     F                  110,400.00         ZZ
                          360                110,168.91         1
                          5.7500             644.27             80
                          5.5000             644.27
SMYRNA        TN 37167    1                  03/18/05           00
0439202094                03                 05/01/05           0.0000
117001960                 O                  04/01/35
0

9902549       L14/G02     F                  400,000.00         ZZ
                          360                399,292.21         1
                          6.6250             2561.25            90
                          6.3750             2561.25
WESTON        FL 33332    1                  03/21/05           11
0439198029                03                 05/01/05           25.0000
120004092                 O                  04/01/35
0

9902557       L14/G02     F                  376,200.00         ZZ
                          360                375,484.23         1
                          6.2500             2316.33            80
                          6.0000             2316.33
N LAS VEGAS   NV 89086    1                  03/11/05           00
0439198060                03                 05/01/05           0.0000
134304440                 O                  04/01/35
0

9902561       L14/G02     F                  204,720.00         ZZ
                          360                204,719.99         1
                          5.8750             1002.28            80
                          5.6250             1002.27
FRANKLIN      TN 37064    1                  03/24/05           00
0439203365                09                 05/01/05           0.0000
230330430                 O                  04/01/35
0

9902571       L14/G02     F                  131,200.00         ZZ
                          360                130,918.80         1
                          5.6250             755.27             80
                          5.3750             755.27
MANASSAS      VA 20110    1                  03/11/05           00
0439198094                01                 05/01/05           0.0000
205851290                 O                  04/01/35
0

9902575       L14/G02     F                  215,200.00         ZZ
                          360                215,200.00         1
                          6.5000             1165.67            80
                          6.2500             1165.67
VENICE        FL 34293    1                  03/30/05           00
0439200718                05                 05/01/05           0.0000
282900194                 O                  04/01/35
0

9902587       L14/G02     F                  103,600.00         ZZ
                          360                103,600.00         1
                          6.1250             528.79             80
                          5.8750             528.79
DALLAS        TX 75219    1                  03/18/05           00
0439203720                01                 05/01/05           0.0000
215508487                 O                  04/01/35
0

9902591       L14/G02     F                  74,106.00          ZZ
                          360                74,106.00          1
                          5.7500             355.09             80
                          5.5000             355.09
ANTIOCH       TN 37013    1                  03/16/05           00
0439200411                07                 05/01/05           0.0000
117001900                 O                  04/01/35
0

9902607       L14/G02     F                  770,000.00         ZZ
                          360                770,000.00         1
                          6.1250             3930.21            80
                          5.8750             3930.21
ROCKVILLE     VA 23146    1                  03/11/05           00
0439201971                05                 05/01/05           0.0000
217902427                 O                  04/01/35
0

9902609       L14/G02     F                  272,720.00         ZZ
                          360                272,720.00         1
                          5.7500             1306.78            80
                          5.5000             1306.78
ST AUGUSTINE  FL 32095    1                  03/04/05           00
0439198581                03                 05/01/05           0.0000
260203191                 O                  04/01/35
0

9902681       T08/G02     F                  245,000.00         ZZ
                          360                245,000.00         1
                          6.5000             1327.08            100
                          6.2500             1327.08
LANCASTER     CA 93536    1                  03/29/05           11
0439204249                05                 05/01/05           35.0000
12156192                  O                  04/01/35
0

9902683       T08/G02     F                  397,000.00         ZZ
                          360                397,000.00         1
                          5.8750             1943.65            75
                          5.6250             1943.65
KEY BISCAYNE  FL 33149    2                  03/31/05           00
0439201740                01                 05/01/05           0.0000
11250311                  O                  04/01/35
0

9902701       T08/G02     F                  67,000.00          ZZ
                          360                66,947.73          1
                          7.2500             457.06             64
                          7.0000             457.06
TAMPA         FL 33611    2                  04/07/05           00
0439202649                01                 06/01/05           0.0000
11280105                  O                  05/01/35
0

9902711       T08/G02     F                  67,840.00          ZZ
                          360                67,731.18          1
                          7.1250             457.05             80
                          6.8750             457.05
WILLIS        TX 77318    1                  04/01/05           00
0439203167                03                 05/01/05           0.0000
12151829                  O                  04/01/35
0

9902773       T08/G02     F                  98,500.00          ZZ
                          360                98,500.00          1
                          7.6250             625.89             80
                          7.3750             625.89
NORTH FORT MYEFL 33903    2                  04/08/05           00
0439201617                05                 06/01/05           0.0000
11024296                  N                  05/01/35
0

9902783       T08/G02     F                  215,000.00         ZZ
                          360                214,805.63         1
                          6.5000             1358.95            58
                          6.2500             1358.95
CLINTON       MD 20735    5                  04/04/05           00
0439201179                03                 06/01/05           0.0000
31032395                  O                  05/01/35
0

9902787       T08/G02     F                  135,000.00         ZZ
                          360                134,913.92         1
                          8.2500             1014.21            100
                          8.0000             1014.21
ROMULUS       MI 48174    1                  04/08/05           11
0439201054                05                 06/01/05           35.0000
132313948                 N                  05/01/35
0

9902791       T08/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.3750             398.44             56
                          6.1250             398.44
BRANDON       FL 33510    1                  04/08/05           00
0439199985                05                 06/01/05           0.0000
11290123                  O                  05/01/35
0

9902811       T08/G02     F                  83,800.00          ZZ
                          360                83,734.63          1
                          7.2500             571.66             80
                          7.0000             571.66
PHOENIX       AZ 85022    1                  04/07/05           00
0439205592                01                 06/01/05           0.0000
132313768                 O                  05/01/35
0

9902825       T08/G02     F                  101,000.00         ZZ
                          360                100,731.20         1
                          6.6250             646.71             75
                          6.3750             646.71
KANSAS CITY   MO 64158    2                  02/28/05           00
0439205725                05                 04/01/05           0.0000
139000723                 O                  03/01/35
0

9902833       T08/G02     F                  234,000.00         ZZ
                          360                233,812.88         1
                          7.1250             1576.50            90
                          6.8750             1576.50
PORT SAINT LUCFL 34953    1                  04/08/05           11
0439204066                05                 06/01/05           25.0000
132028909                 N                  05/01/35
0

9902835       T08/G02     F                  217,550.00         ZZ
                          360                217,358.06         1
                          6.6250             1393.00            95
                          6.3750             1393.00
ROCKLEDGE     FL 32955    1                  04/05/05           11
0439202862                03                 06/01/05           30.0000
11142473                  O                  05/01/35
0

9902903       742/G02     F                  225,000.00         ZZ
                          360                224,810.97         2
                          6.8750             1478.09            70
                          6.6250             1478.09
JOHNSON       NY 10933    2                  04/19/05           00
0439225962                05                 06/01/05           0.0000
10695245                  N                  05/01/35
0

9905027       E22/U57     F                  93,600.00          ZZ
                          360                93,525.15          4
                          7.1250             630.60             80
                          6.8750             630.60
HUNTSVILLE    AL 35805    1                  04/25/05           00
0423918556                05                 06/01/05           0.0000
0423918556                N                  05/01/35
0

9905809       X08/G02     F                  404,000.00         ZZ
                          360                403,578.20         1
                          5.7500             2357.63            80
                          5.5000             2357.63
SALT LAKE CITYUT 84108    1                  04/06/05           00
0439222977                05                 06/01/05           0.0000
6053045                   O                  05/01/35
0

9905817       X08/G02     F                  166,500.00         ZZ
                          360                166,353.10         1
                          6.6250             1066.12            90
                          6.3750             1066.12
PROVO         UT 84606    1                  04/04/05           29
0439219924                01                 06/01/05           25.0000
6052785                   N                  05/01/35
0

9905843       X08/G02     F                  54,300.00          ZZ
                          360                54,199.15          1
                          6.3750             338.76             31
                          6.1250             338.76
HEBER         UT 84032    1                  03/28/05           00
0439220740                05                 05/01/05           0.0000
6052443                   O                  04/01/35
0

9906903       E22/G02     F                  400,000.00         ZZ
                          360                399,638.40         1
                          6.5000             2528.27            56
                          6.2500             2528.27
COLUMBIANA    AL 35051    1                  04/26/05           00
0423921808                05                 06/01/05           0.0000
0423921808                O                  05/01/35
0

9907019       E22/U57     F                  50,697.00          ZZ
                          360                50,697.00          1
                          7.1250             341.56             93
                          6.8750             341.56
WICHITA       KS 67217    1                  04/26/05           01
0423856954                05                 07/01/05           30.0000
0423856954                N                  06/01/35
0

9907527       Q30/G02     F                  210,000.00         ZZ
                          360                210,000.00         1
                          6.3750             1115.63            75
                          6.1250             1115.63
ROOSEVELT     NY 11575    2                  04/18/05           00
0439205279                05                 06/01/05           0.0000
40040590                  O                  05/01/35
0

9907679       Y65/G02     F                  392,000.00         ZZ
                          360                391,254.18         1
                          6.2500             2413.61            80
                          6.0000             2413.61
LOS ANGELES   CA 91344    5                  03/23/05           00
0439207226                05                 05/01/05           0.0000
40280488                  O                  04/01/35
0

9908315       E82/G02     F                  236,375.00         ZZ
                          360                236,176.41         2
                          6.8750             1552.82            64
                          6.6250             1552.82
MADERA        CA 93637    5                  04/26/05           00
0401111208                05                 06/01/05           0.0000
0401111208                N                  05/01/35
0

9908331       E82/G02     F                  97,500.00          ZZ
                          360                97,422.03          1
                          7.1250             656.88             75
                          6.8750             656.88
OREM          UT 84058    5                  04/28/05           00
0401121066                05                 06/01/05           0.0000
0401121066                N                  05/01/35
0

9908343       E82/G02     F                  80,000.00          ZZ
                          360                79,927.67          1
                          6.5000             505.66             60
                          6.2500             505.66
BALTIMORE     MD 21215    2                  04/25/05           00
0401123625                05                 06/01/05           0.0000
0401123625                O                  05/01/35
0

9908711       F62/F62     F                  200,000.00         ZZ
                          360                199,827.80         1
                          6.7500             1297.20            78
                          6.5000             1297.20
PEMBROKE PINESFL 33023    1                  04/06/05           00
45466                     05                 06/01/05           0.0000
45466                     O                  05/01/35
0

9908821       X64/U57     F                  101,250.00         ZZ
                          360                101,160.67         1
                          6.6250             648.31             73
                          6.3750             648.31
MELVINDALE    MI 48122    2                  04/27/05           00
0439204694                05                 06/01/05           0.0000
0000043299                N                  05/01/35
0

9909283       E22/G02     F                  99,000.00          ZZ
                          360                98,908.31          1
                          6.3750             617.63             55
                          6.1250             617.63
GRAND JUNCTIONCO 81506    5                  04/28/05           00
0424038693                09                 06/01/05           0.0000
0424038693                N                  05/01/35
0

9909395       E22/G02     F                  110,000.00         ZZ
                          360                109,905.29         1
                          6.7500             713.46             50
                          6.5000             713.46
DAYTON        ME 04005    5                  04/22/05           00
0423890763                05                 06/01/05           0.0000
0423890763                O                  05/01/35
0

9910247       E82/G02     F                  145,000.00         ZZ
                          360                144,859.07         1
                          6.1250             881.03             42
                          5.8750             881.03
MIAMI LAKES   FL 33016    2                  04/27/05           00
0401108618                03                 06/01/05           0.0000
0401108618                O                  05/01/35
0

9910249       E82/G02     F                  73,250.00          ZZ
                          360                73,182.15          1
                          6.3750             456.99             61
                          6.1250             456.99
WILLINGBORA   NJ 08046    2                  04/26/05           00
0401109012                05                 06/01/05           0.0000
0401109012                O                  05/01/35
0

9910255       E82/G02     F                  60,600.00          ZZ
                          360                60,545.22          1
                          6.5000             383.03             71
                          6.2500             383.03
BECKLEY       WV 25801    2                  04/27/05           00
0401105739                01                 06/01/05           0.0000
0401105739                O                  05/01/35
0

9910281       E82/G02     F                  73,500.00          ZZ
                          360                73,435.15          1
                          6.6250             470.63             76
                          6.3750             470.63
LORAIN        OH 44052    2                  04/28/05           00
0401096011                05                 06/01/05           0.0000
0401096011                N                  05/01/35
0

9911143       E22/G02     F                  123,000.00         ZZ
                          360                122,891.48         1
                          6.6250             787.58             42
                          6.3750             787.58
LOS ANGELES   CA 90001    5                  04/22/05           00
0423998673                05                 06/01/05           0.0000
0423998673                N                  05/01/35
0

9911377       E22/G02     F                  110,000.00         ZZ
                          360                109,902.95         1
                          6.6250             704.34             44
                          6.3750             704.34
CINCINNATI    OH 45220    5                  04/25/05           00
0424055135                05                 06/01/05           0.0000
0424055135                O                  05/01/35
0

9911439       E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          4
                          6.8750             550.00             75
                          6.6250             550.00
SPRINGFIELD   IL 62703    1                  04/29/05           00
0424064517                05                 06/01/05           0.0000
0424064517                N                  05/01/35
0

9911595       E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          6.8750             1352.08            80
                          6.6250             1352.08
SOUTH AMBOY   NJ 08879    1                  04/29/05           00
0423824374                05                 06/01/05           0.0000
0423824374                O                  05/01/35
0

9911985       E22/U57     F                  532,000.00         ZZ
                          360                531,457.60         1
                          5.8750             3146.98            80
                          5.6250             3146.98
CANTON        CT 06019    1                  04/29/05           00
0423565183                05                 06/01/05           0.0000
0423565183                O                  05/01/35
0

9912285       E22/G02     F                  44,250.00          ZZ
                          360                44,213.72          1
                          7.0000             294.40             75
                          6.7500             294.40
AKRON         MI 48701    5                  04/29/05           00
0424078541                05                 06/01/05           0.0000
0424078541                N                  05/01/35
0

9912289       E22/U57     F                  60,000.00          ZZ
                          360                59,950.82          1
                          7.0000             399.18             80
                          6.7500             399.18
OWASSO        OK 74055    2                  04/29/05           00
0424079051                05                 06/01/05           0.0000
0424079051                N                  05/01/35
0

9912633       S27/G02     F                  60,000.00          ZZ
                          360                59,948.34          1
                          6.7500             389.16             36
                          6.5000             389.16
HOMESTEAD     FL 33033    5                  04/21/05           00
0439211384                05                 06/01/05           0.0000
1010041049                O                  05/01/35
0

9912667       Q87/G02     F                  68,000.00          ZZ
                          240                67,859.25          1
                          6.3750             502.00             85
                          6.1250             502.00
SOUTH PITTSBURTN 37380    5                  04/28/05           14
0439216961                05                 06/01/05           12.0000
COBA01                    O                  05/01/25
0

9912759       Y65/G02     F                  937,500.00         ZZ
                          360                936,588.80         1
                          6.1250             5696.36            75
                          5.8750             5696.36
PINE          CO 80470    2                  04/06/05           00
0439213703                05                 06/01/05           0.0000
40287214                  O                  05/01/35
0

9912879       L20/U57     F                  81,220.00          ZZ
                          360                81,146.57          1
                          6.5000             513.37             80
                          6.2500             513.37
HYRUM         UT 84319    1                  04/28/05           00
0439224742                05                 06/01/05           0.0000
1061070932                O                  05/01/35
0

9913575       E22/G02     F                  50,000.00          ZZ
                          360                49,951.40          1
                          6.1250             303.81             70
                          5.8750             303.81
MEMPHIS       TN 38127    2                  05/02/05           00
0424013498                05                 06/01/05           0.0000
0424013498                N                  05/01/35
0

9913643       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.6250             320.16             80
                          6.3750             320.16
JACKSON       MS 39209    1                  05/02/05           00
0424090454                05                 07/01/05           0.0000
0424090454                N                  06/01/35
0

9913653       E22/U57     F                  84,800.00          ZZ
                          360                84,725.19          1
                          6.6250             542.98             80
                          6.3750             542.98
GRAND JUNCTIONCO 81501    1                  05/02/05           00
0424113348                05                 06/01/05           0.0000
0424113348                N                  05/01/35
0

9913667       E22/U57     F                  77,200.00          ZZ
                          360                77,133.53          1
                          6.7500             500.72             80
                          6.5000             500.72
BATON ROUGE   LA 70810    1                  05/02/05           00
0423226901                05                 06/01/05           0.0000
0423226901                N                  05/01/35
0

9913841       E22/U57     F                  300,000.00         ZZ
                          360                299,728.80         1
                          6.5000             1896.20            80
                          6.2500             1896.20
FORT MYERS    FL 33913    1                  04/29/05           00
0423894310                01                 06/01/05           0.0000
0423894310                N                  05/01/35
0

9913933       E22/U57     F                  300,000.00         ZZ
                          360                299,735.32         1
                          6.6250             1920.93            80
                          6.3750             1920.93
FRANKFORT     IN 46041    5                  04/26/05           00
0423970169                05                 06/01/05           0.0000
0423970169                O                  05/01/35
0

9915299       624/G02     F                  57,600.00          ZZ
                          360                57,550.41          1
                          6.7500             373.59             80
                          6.5000             373.59
OXFORD        NC 27565    1                  04/15/05           00
0439271909                05                 06/01/05           0.0000
1000078055                O                  05/01/35
0

9915391       624/G02     F                  300,000.00         ZZ
                          360                299,715.35         1
                          6.2500             1847.15            69
                          6.0000             1847.15
ELK GROVE     CA 95757    1                  04/01/05           00
0439273848                05                 06/01/05           0.0000
1000076815                O                  05/01/35
0

9915607       L20/G02     F                  84,800.00          ZZ
                          360                84,723.34          1
                          6.5000             535.99             80
                          6.2500             535.99
MURRAY        UT 84107    1                  04/28/05           00
0439222480                09                 06/01/05           0.0000
1011340081                O                  05/01/35
0

9915627       Y69/G02     F                  204,950.00         ZZ
                          360                204,764.72         1
                          6.5000             1295.43            80
                          6.2500             1295.43
EAGLE LAKE    TX 77434    2                  04/14/05           00
0439225095                05                 06/01/05           0.0000
3010031191                O                  05/01/35
0

9915633       Y69/G02     F                  493,600.00         ZZ
                          360                493,108.61         1
                          6.0000             2959.39            80
                          5.7500             2959.39
DULUTH        GA 30097    1                  04/14/05           00
0439225947                03                 06/01/05           0.0000
5010029969                O                  05/01/35
0

9915635       Y69/G02     F                  350,000.00         ZZ
                          360                349,659.82         1
                          6.1250             2126.64            49
                          5.8750             2126.64
KEY LARGO     FL 33037    5                  04/06/05           00
0439224841                01                 06/01/05           0.0000
5020030189                O                  05/01/35
0

9915637       Y69/G02     F                  550,000.00         ZZ
                          360                549,452.47         1
                          6.0000             3297.53            79
                          5.7500             3297.53
COSTA MESA    CA 92627    1                  04/08/05           00
0439219569                05                 06/01/05           0.0000
1030030118                O                  05/01/35
0

9915639       Y69/G02     F                  456,000.00         ZZ
                          360                455,546.04         1
                          6.0000             2733.96            80
                          5.7500             2733.96
DENVER        CO 80206    2                  04/08/05           00
0439221110                05                 06/01/05           0.0000
3030030120                O                  05/01/35
0

9915641       Y69/G02     F                  435,900.00         ZZ
                          360                435,455.57         1
                          5.8750             2578.52            80
                          5.6250             2578.52
SANTA CLARITA CA 91354    1                  04/14/05           00
0439220260                01                 06/01/05           0.0000
1040031760                O                  05/01/35
0

9915645       Y69/G02     F                  66,500.00          ZZ
                          360                66,435.36          1
                          6.1250             404.07             95
                          5.8750             404.07
ATLANTA       GA 30342    1                  04/19/05           01
0439225715                01                 06/01/05           30.0000
5010031808                O                  05/01/35
0

9915647       Y69/G02     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            73
                          6.0000             2462.87
GRANADA HILLS CA 91344    1                  04/04/05           00
0439221961                05                 06/01/05           0.0000
1030027903                O                  05/01/35
0

9915649       Y69/G02     F                  496,000.00         ZZ
                          360                495,506.22         1
                          6.0000             2973.78            80
                          5.7500             2973.78
MADEIRA BEACH FL 33708    1                  04/21/05           00
0439224403                01                 06/01/05           0.0000
5020030678                O                  05/01/35
0

9915651       Y69/G02     F                  384,000.00         ZZ
                          360                383,608.49         1
                          5.8750             2271.51            80
                          5.6250             2271.51
FRISCO        TX 75034    2                  04/08/05           00
0439221375                03                 06/01/05           0.0000
3010026978                O                  05/01/35
0

9915653       Y69/G02     F                  600,000.00         ZZ
                          360                599,457.59         1
                          6.5000             3792.41            80
                          6.2500             3792.41
CENTREVILLE   VA 20120    1                  04/20/05           00
0439225806                03                 06/01/05           0.0000
5010030633                O                  05/01/35
0

9915655       Y69/G02     F                  385,000.00         ZZ
                          360                384,625.79         1
                          6.1250             2339.31            70
                          5.8750             2339.31
SAN CLEMENTE  CA 92672    5                  04/05/05           00
0439221763                01                 06/01/05           0.0000
1030029781                O                  05/01/35
0

9915657       Y69/G02     F                  528,000.00         ZZ
                          360                527,461.68         1
                          5.8750             3123.32            80
                          5.6250             3123.32
SAINT SIMONS IGA 31522    1                  04/11/05           00
0439224932                01                 06/01/05           0.0000
5010030250                O                  05/01/35
0

9915661       Y69/G02     F                  121,100.00         ZZ
                          360                120,979.44         1
                          6.0000             726.06             95
                          5.7500             726.06
EL PASO       TX 79902    1                  04/18/05           14
0439220385                05                 06/01/05           30.0000
3010031926                O                  05/01/35
0

9915663       Y69/G02     F                  593,000.00         ZZ
                          360                592,409.66         1
                          6.0000             3555.34            75
                          5.7500             3555.34
BOYDS         MD 20841    1                  04/21/05           00
0439220823                03                 06/01/05           0.0000
5010031125                O                  05/01/35
0

9915665       Y69/G02     F                  400,000.00         ZZ
                          360                399,611.22         1
                          6.1250             2430.45            80
                          5.8750             2430.45
BURKE         VA 22015    1                  04/15/05           00
0439220195                05                 06/01/05           0.0000
5010031302                O                  05/01/35
0

9915923       L14/G02     F                  101,600.00         ZZ
                          360                101,295.03         1
                          6.0000             609.15             80
                          5.7500             609.15
GALLATIN      TN 37066    1                  02/28/05           00
0439212176                05                 04/01/05           0.0000
230330442                 O                  03/01/35
0

9915939       T51/G02     F                  72,000.00          ZZ
                          360                71,950.45          3
                          7.8750             522.05             90
                          7.6250             522.05
MILWAUKEE     WI 53212    1                  04/27/05           10
0439223181                05                 06/01/05           25.0000
0000025604                N                  05/01/35
0

9916151       E22/G02     F                  88,400.00          TX
                          360                88,400.00          1
                          6.3750             469.63             80
                          6.1250             469.63
RICHARDSON    TX 75081    5                  05/03/05           00
0423757368                05                 06/01/05           0.0000
0423757368                N                  05/01/35
0

9916167       E22/G02     F                  259,000.00         ZZ
                          360                259,000.00         1
                          6.2500             1348.96            51
                          6.0000             1348.96
SAN LORENZO   CA 94580    2                  04/25/05           00
0423782796                03                 06/01/05           0.0000
0423782796                N                  05/01/35
0

9916177       E22/G02     F                  84,100.00          ZZ
                          360                84,100.00          1
                          6.2500             517.82             75
                          6.0000             517.82
HOUSTON       TX 77064    2                  04/27/05           00
0423801448                03                 07/01/05           0.0000
0423801448                O                  06/01/35
0

9916181       E22/U57     F                  51,600.00          ZZ
                          360                51,600.00          1
                          6.8750             295.63             80
                          6.6250             295.63
RICHMOND      VA 23223    5                  05/03/05           00
0423808351                05                 06/01/05           0.0000
0423808351                N                  05/01/35
0

9916185       E22/G02     F                  294,000.00         ZZ
                          360                294,000.00         1
                          6.2500             1531.25            60
                          6.0000             1531.25
SAN LEANDRO   CA 94578    2                  04/25/05           00
0423813369                05                 06/01/05           0.0000
0423813369                N                  05/01/35
0

9916189       E22/G02     F                  314,400.00         ZZ
                          360                314,400.00         1
                          6.6250             1735.75            80
                          6.3750             1735.75
SEATTLE       WA 98115    1                  04/29/05           00
0423821644                05                 07/01/05           0.0000
0423821644                N                  06/01/35
0

9916207       E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          2
                          7.0000             479.02             90
                          6.7500             479.02
TORRINGTON    WY 82240    1                  05/03/05           10
0423851211                05                 07/01/05           25.0000
0423851211                N                  06/01/35
0

9916229       E22/U57     F                  250,400.00         ZZ
                          360                250,179.08         1
                          6.6250             1603.34            80
                          6.3750             1603.34
ROSEVILLE     MN 55113    1                  05/03/05           00
0423894260                05                 06/01/05           0.0000
0423894260                N                  05/01/35
0

9916385       E22/G02     F                  253,450.00         ZZ
                          360                253,450.00         1
                          6.6250             1622.87            80
                          6.3750             1622.87
SPARKS        NV 89436    1                  04/29/05           00
0424045029                03                 07/01/05           0.0000
0424045029                N                  06/01/35
0

9916633       S27/U57     F                  274,050.00         T
                          360                273,819.76         1
                          6.8750             1800.32            90
                          6.6250             1800.32
NORTH FORT MYEFL 33903    1                  04/29/05           01
0439225178                05                 06/01/05           25.0000
10141075                  O                  05/01/35
0

9916741       A11/G02     F                  109,000.00         ZZ
                          360                109,000.00         1
                          5.7500             522.30             67
                          5.5000             522.29
REDDING       CA 96001    5                  04/18/05           00
0439226374                05                 06/01/05           0.0000
4674665328                O                  05/01/35
0

9916753       A11/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.2500             1041.67            80
                          6.0000             1041.67
HOWELL        MI 48843    2                  04/20/05           00
0439224908                05                 06/01/05           0.0000
7274796681                O                  05/01/35
0

9916757       A11/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          6.7500             1485.00            80
                          6.5000             1485.00
AUGUSTA TOWNSHMI 48191    2                  04/13/05           00
0439223785                05                 06/01/05           0.0000
7274974464                O                  05/01/35
0

9916759       A11/G02     F                  101,725.00         ZZ
                          360                101,725.00         1
                          6.6250             561.61             76
                          6.3750             561.61
POINT PLEASANTWV 25550    2                  04/11/05           00
0439226531                05                 06/01/05           0.0000
4674881024                O                  05/01/35
0

9916765       A11/G02     F                  232,000.00         ZZ
                          360                232,000.00         1
                          6.2500             1208.34            78
                          6.0000             1208.33
GARFIELD      NJ 07026    2                  04/14/05           00
0439219692                05                 06/01/05           0.0000
4674782215                O                  05/01/35
0

9916769       A11/G02     F                  198,400.00         ZZ
                          360                198,399.99         1
                          6.0000             992.01             80
                          5.7500             992.00
MILLERSPORT   OH 43046    5                  03/11/05           00
0439224817                05                 05/01/05           0.0000
4674608227                O                  04/01/35
0

9916771       A11/G02     F                  292,300.00         ZZ
                          360                292,300.00         1
                          6.5000             1583.30            83
                          6.2500             1583.29
TOWNSHIP OF MEMI 48455    2                  04/20/05           12
0439226507                05                 06/01/05           17.0000
1674718059                O                  05/01/35
0

9916775       A11/G02     F                  268,400.00         ZZ
                          360                268,400.00         1
                          5.7500             1286.09            77
                          5.5000             1286.08
SPARTA        NJ 07871    2                  04/20/05           00
0439224189                01                 06/01/05           0.0000
4674507854                O                  05/01/35
0

9916777       A11/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          6.2500             1604.17            80
                          6.0000             1604.17
FARMINGTON HILMI 48336    1                  04/25/05           00
0439226366                05                 06/01/05           0.0000
7274789653                O                  05/01/35
0

9916791       A11/G02     F                  202,800.00         ZZ
                          360                202,800.00         1
                          6.2500             1056.25            74
                          6.0000             1056.25
LAUREL        MT 59044    2                  04/12/05           00
0439222498                05                 06/01/05           0.0000
4674727342                O                  05/01/35
0

9916795       A11/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.2500             937.50             80
                          6.0000             937.50
HORNBROOK     CA 96044    1                  04/21/05           00
0439226457                05                 06/01/05           0.0000
4674770044                O                  05/01/35
0

9916799       A11/G02     F                  238,950.00         ZZ
                          360                238,950.00         1
                          6.3750             1269.43            80
                          6.1250             1269.42
STERLING HEIGHMI 48312    1                  04/22/05           00
0439218827                05                 06/01/05           0.0000
1174819078                O                  05/01/35
0

9916847       A11/G02     F                  225,150.00         ZZ
                          360                225,150.00         1
                          6.3750             1196.11            95
                          6.1250             1196.11
AVOCA         IA 51521    2                  04/18/05           12
0439225251                05                 06/01/05           30.0000
4674591748                O                  05/01/35
0

9916859       A11/G02     F                  362,000.00         T
                          360                362,000.00         1
                          6.6250             1998.55            69
                          6.3750             1998.54
DIAMOND BAR   CA 91765    1                  04/20/05           00
0439222183                03                 06/01/05           0.0000
4674916460                O                  05/01/35
0

9916873       A11/G02     F                  126,600.00         ZZ
                          360                126,600.00         1
                          5.8750             619.82             65
                          5.6250             619.81
CAPE CORAL    FL 33990    2                  04/09/05           00
0439226408                05                 06/01/05           0.0000
4674740654                O                  05/01/35
0

9916881       A11/G02     F                  148,500.00         ZZ
                          360                148,500.00         1
                          6.0000             742.50             90
                          5.7500             742.50
SALINA        KS 67401    2                  04/20/05           12
0439224288                05                 06/01/05           25.0000
4674541295                O                  05/01/35
0

9916885       A11/G02     F                  244,000.00         ZZ
                          360                244,000.00         1
                          6.5000             1321.67            79
                          6.2500             1321.67
INDEPENDENCE TMI 48326    2                  04/13/05           00
0439223108                05                 06/01/05           0.0000
4674796559                O                  05/01/35
0

9916891       A11/G02     F                  122,900.00         ZZ
                          360                122,900.00         1
                          5.8750             601.70             75
                          5.6250             601.70
LIVONIA       MI 48152    2                  04/19/05           00
0439224353                05                 06/01/05           0.0000
1674822960                O                  05/01/35
0

9917069       758/U57     F                  55,600.00          ZZ
                          360                55,553.29          1
                          6.8750             365.25             80
                          6.6250             365.25
COLLEGE STATIOTX 77840    1                  04/11/05           00
0439226523                05                 06/01/05           0.0000
120000714                 N                  05/01/35
0

9917219       E22/U57     F                  62,910.00          ZZ
                          360                62,860.92          1
                          7.2500             429.16             90
                          7.0000             429.16
HERRIN        IL 62948    1                  05/04/05           10
0423676188                05                 06/01/05           25.0000
0423676188                N                  05/01/35
0

9917221       E22/U57     F                  59,200.00          TX
                          360                59,147.77          1
                          6.6250             379.06             79
                          6.3750             379.06
PEARSALL      TX 78061    5                  04/29/05           00
0423676667                05                 06/01/05           0.0000
0423676667                O                  05/01/35
0

9917235       E22/G02     F                  48,100.00          TX
                          360                48,060.57          1
                          7.0000             320.01             74
                          6.7500             320.01
SAN BENITO    TX 78586    5                  05/03/05           00
0423719525                05                 06/01/05           0.0000
0423719525                N                  05/01/35
0

9917247       E22/G02     F                  259,000.00         ZZ
                          360                259,000.00         1
                          6.2500             1348.96            55
                          6.0000             1348.96
SAN LORENZO   CA 94580    2                  04/25/05           00
0423742816                03                 06/01/05           0.0000
0423742816                N                  05/01/35
0

9917275       E22/G02     F                  270,000.00         ZZ
                          360                270,000.00         1
                          6.2500             1406.25            59
                          6.0000             1406.25
SAN LORENZO   CA 94580    2                  04/25/05           00
0423813500                03                 06/01/05           0.0000
0423813500                N                  05/01/35
0

9917331       E22/G02     F                  202,000.00         ZZ
                          360                202,000.00         1
                          6.6250             1293.43            60
                          6.3750             1293.43
BRONX         NY 10466    5                  04/29/05           00
0423917350                07                 07/01/05           0.0000
0423917350                O                  06/01/35
0

9917381       E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          6.0000             450.00             52
                          5.7500             450.00
CORAL SPRINGS FL 33065    5                  04/29/05           00
0423967249                09                 07/01/05           0.0000
0423967249                O                  06/01/35
0

9917419       E22/G02     F                  32,200.00          ZZ
                          360                32,200.00          1
                          6.5000             174.42             75
                          6.2500             174.42
PENSACOLA     FL 32505    2                  05/04/05           00
0423992106                05                 06/01/05           0.0000
0423992106                N                  05/01/35
0

9917431       E22/U57     F                  50,400.00          ZZ
                          360                50,356.61          1
                          6.7500             326.89             90
                          6.5000             326.89
BIRMINGHAM    AL 35217    1                  05/04/05           04
0423998178                05                 06/01/05           25.0000
0423998178                N                  05/01/35
0

9917461       E22/U57     F                  358,958.00         ZZ
                          360                358,958.00         1
                          6.5000             2268.86            80
                          6.2500             2268.86
WEST SACRAMENTCA 95691    1                  04/29/05           00
0424020865                05                 07/01/05           0.0000
0424020865                O                  06/01/35
0

9917487       E22/G02     F                  235,000.00         ZZ
                          360                235,000.00         1
                          6.3750             1466.09            66
                          6.1250             1466.09
INGLEWOOD     CA 90303    5                  04/27/05           00
0424050284                05                 07/01/05           0.0000
0424050284                O                  06/01/35
0

9917511       E22/G02     F                  180,000.00         ZZ
                          360                179,800.00         1
                          6.6250             993.75             88
                          6.3750             993.75
BRANSON       MO 65616    5                  04/29/05           10
0424077824                05                 06/01/05           25.0000
0424077824                O                  05/01/35
0

9917545       E22/U57     F                  50,000.00          ZZ
                          360                49,960.02          1
                          7.1250             336.86             85
                          6.8750             336.86
HESSTON       KS 67062    1                  05/02/05           10
0424102523                05                 06/01/05           20.0000
0424102523                N                  05/01/35
0

9917877       624/G02     F                  494,000.00         ZZ
                          360                492,941.30         1
                          5.6250             2843.74            78
                          5.3750             2843.74
CERRITOS      CA 90703    2                  02/25/05           00
0439278664                05                 05/01/05           0.0000
1000073848                O                  04/01/35
0

9917899       624/G02     F                  399,960.00         ZZ
                          360                399,580.50         1
                          6.2500             2462.62            80
                          6.0000             2462.62
LODI          CA 95242    1                  04/20/05           00
0439263971                05                 06/01/05           0.0000
1000077156                O                  05/01/35
0

9917931       624/G02     F                  391,200.00         ZZ
                          360                390,080.62         1
                          6.2500             2408.69            80
                          6.0000             2408.69
MURRIETA      CA 92582    5                  02/22/05           00
0439266883                05                 04/01/05           0.0000
1000073515                O                  03/01/35
0

9917947       624/G02     F                  287,200.00         ZZ
                          360                287,200.00         1
                          6.3750             1525.75            80
                          6.1250             1525.75
BEN LOMOND    CA 95005    1                  03/11/05           00
0439270570                05                 05/01/05           0.0000
1000076518                O                  04/01/35
0

9917951       624/G02     F                  81,700.00          ZZ
                          360                81,558.93          1
                          6.7500             529.90             95
                          6.5000             529.90
CORCORAN      CA 93212    1                  03/21/05           11
0439269408                05                 05/01/05           30.0000
1000076948                N                  04/01/35
0

9917969       624/G02     F                  224,000.00         ZZ
                          360                223,593.91         1
                          6.5000             1415.83            79
                          6.2500             1415.83
TWIN PEAKS    CA 92391    5                  02/28/05           00
0439271057                05                 05/01/05           0.0000
1000074970                O                  04/01/35
0

9917977       624/G02     F                  250,750.00         ZZ
                          360                250,517.76         1
                          6.3750             1564.35            85
                          6.1250             1564.35
MODESTO       CA 95355    5                  03/31/05           01
0439276056                05                 06/01/05           12.0000
1000076266                O                  05/01/35
0

9917987       624/G02     F                  377,569.00         ZZ
                          360                376,932.78         1
                          6.8750             2480.36            90
                          6.6250             2480.36
TUCKER        GA 30084    1                  04/01/05           11
0439275728                03                 05/01/05           25.0000
1000074660                O                  04/01/35
0

9918247       Y78/U57     F                  56,000.00          ZZ
                          360                56,000.00          1
                          6.3750             349.37             80
                          6.1250             349.37
COLUMBUS      OH 43211    5                  05/04/05           00
0439232117                05                 07/01/05           0.0000
20044112                  N                  06/01/35
0

9918251       Y78/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          6.3750             349.37             80
                          6.1250             349.37
COLUMBUS      OH 43211    2                  05/04/05           00
0439232471                05                 07/01/05           0.0000
19991280                  N                  06/01/35
0

9918313       Y78/U57     F                  100,800.00         ZZ
                          360                100,715.32         1
                          6.8750             662.18             80
                          6.6250             662.18
LONDON        KY 40741    1                  04/29/05           00
0439232000                05                 06/01/05           0.0000
20023011                  O                  05/01/35
0

9918317       A52/G02     F                  77,500.00          ZZ
                          360                77,500.00          1
                          6.2500             477.18             55
                          6.0000             477.18
LITHIONIA     GA 30038    1                  05/02/05           00
0439224635                05                 07/01/05           0.0000
33533                     O                  06/01/35
0

9918327       624/G02     F                  369,650.00         ZZ
                          360                368,876.27         1
                          5.7500             2157.18            70
                          5.5000             2157.18
MERCED        CA 95340    1                  03/15/05           00
0439266636                05                 05/01/05           0.0000
1000075607                O                  04/01/35
0

9918415       U85/G02     F                  55,000.00          ZZ
                          360                54,957.09          2
                          7.2500             375.20             68
                          7.0000             375.20
RACINE        WI 53403    5                  04/28/05           00
0439226127                05                 06/01/05           0.0000
TQSW1174                  N                  05/01/35
0

9918421       U85/G02     F                  60,000.00          ZZ
                          360                59,945.76          1
                          6.5000             379.24             80
                          6.2500             379.24
INDIANAPOLIS  IN 46203    5                  04/29/05           00
0439232109                05                 06/01/05           0.0000
TQS285                    O                  05/01/35
0

9918843       X08/G02     F                  528,000.00         ZZ
                          360                527,461.68         1
                          5.8750             3123.32            80
                          5.6250             3123.32
SANDY         UT 84092    1                  04/22/05           00
0439314741                03                 06/01/05           0.0000
6053553                   O                  05/01/35
0

9918849       X08/G02     F                  90,000.00          ZZ
                          360                89,916.65          1
                          6.3750             561.48             71
                          6.1250             561.48
OGDEN         UT 84404    1                  04/20/05           00
0439314394                05                 06/01/05           0.0000
2819617                   O                  05/01/35
0

9918903       E22/U57     F                  61,750.00          ZZ
                          360                61,698.13          1
                          6.8750             405.65             95
                          6.6250             405.65
RAINBOW CITY  AL 35906    1                  05/05/05           04
0423772854                05                 06/01/05           30.0000
0423772854                N                  05/01/35
0

9918925       E22/G02     F                  84,500.00          ZZ
                          360                84,429.01          2
                          6.8750             555.10             67
                          6.6250             555.10
NEW ORLEANS   LA 70125    2                  05/05/05           00
0423819820                05                 06/01/05           0.0000
0423819820                N                  05/01/35
0

9918947       E22/G02     F                  63,000.00          ZZ
                          360                62,945.76          1
                          6.7500             408.62             75
                          6.5000             408.62
BIRMINGHAM    AL 35214    5                  05/05/05           00
0423893155                05                 06/01/05           0.0000
0423893155                N                  05/01/35
0

9918951       E22/U57     F                  37,500.00          ZZ
                          360                37,469.26          1
                          7.0000             249.49             75
                          6.7500             249.49
BIRMINGHAM    AL 35214    2                  05/05/05           00
0423894468                05                 06/01/05           0.0000
0423894468                N                  05/01/35
0

9918973       E22/G02     F                  206,400.00         ZZ
                          360                206,400.00         4
                          6.5000             1304.59            80
                          6.2500             1304.59
KETTERING     OH 45419    1                  05/05/05           00
0423950229                05                 07/01/05           0.0000
0423950229                N                  06/01/35
0

9918979       E22/U57     F                  85,200.00          ZZ
                          360                85,200.00          2
                          7.0000             566.84             80
                          6.7500             566.84
BATON ROUGE   LA 70808    5                  05/05/05           00
0423956085                05                 07/01/05           0.0000
0423956085                N                  06/01/35
0

9918985       E22/U57     F                  67,700.00          ZZ
                          360                67,637.30          1
                          6.3750             422.36             77
                          6.1250             422.36
MEMPHIS       TN 38111    2                  05/05/05           00
0423967363                05                 06/01/05           0.0000
0423967363                N                  05/01/35
0

9919019       E22/U57     F                  52,200.00          ZZ
                          360                52,158.26          1
                          7.1250             351.68             90
                          6.8750             351.68
SANGER        TX 76266    1                  05/03/05           04
0424012078                05                 06/01/05           25.0000
0424012078                N                  05/01/35
0

9919023       E22/G02     F                  70,100.00          ZZ
                          360                70,031.87          1
                          6.1250             425.93             53
                          5.8750             425.93
GLENDALE      AZ 85306    1                  04/28/05           00
0424016087                09                 06/01/05           0.0000
0424016087                N                  05/01/35
0

9919027       E22/U57     F                  64,950.00          ZZ
                          360                64,950.00          2
                          7.3750             448.59             95
                          7.1250             448.59
KALAMAZOO     MI 49001    1                  05/05/05           04
0424022598                05                 07/01/05           30.0000
0424022598                N                  06/01/35
0

9919051       E22/U57     F                  54,000.00          ZZ
                          360                53,956.82          1
                          7.1250             363.81             90
                          6.8750             363.81
SANGER        TX 76266    1                  05/03/05           04
0424042349                05                 06/01/05           25.0000
0424042349                N                  05/01/35
0

9919099       E22/G02     F                  60,000.00          ZZ
                          360                59,947.06          1
                          6.6250             384.19             80
                          6.3750             384.19
LUBBOCK       TX 79414    1                  05/05/05           00
0424098697                05                 06/01/05           0.0000
0424098697                O                  05/01/35
0

9919121       E22/G02     F                  52,000.00          ZZ
                          360                52,000.00          1
                          6.6250             332.96             80
                          6.3750             332.96
FORT WORTH    TX 76105    2                  05/05/05           00
0424125433                05                 07/01/05           0.0000
0424125433                N                  06/01/35
0

9919169       X08/G02     F                  480,550.00         ZZ
                          360                480,104.91         1
                          6.3750             2998.01            77
                          6.1250             2998.01
HUNTSVILLE    UT 84317    2                  04/26/05           00
0439314436                05                 06/01/05           0.0000
2812239                   O                  05/01/35
0

9919213       E82/G02     F                  200,000.00         ZZ
                          360                200,000.00         1
                          6.3750             1247.74            76
                          6.1250             1247.74
BAKERSFIELD   CA 93301    5                  05/04/05           00
0401125356                05                 07/01/05           0.0000
0401125356                O                  06/01/35
0

9919233       E82/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.6250             435.41             80
                          6.3750             435.41
MUSKOGEE      OK 74401    2                  05/03/05           00
0401113634                05                 07/01/05           0.0000
0401113634                O                  06/01/35
0

9919251       X08/G02     F                  63,000.00          ZZ
                          360                62,944.41          1
                          6.6250             403.40             58
                          6.3750             403.40
TWIN FALLS    ID 83301    1                  04/15/05           00
0439314527                05                 06/01/05           0.0000
2819561                   O                  05/01/35
0

9919423       U05/G02     F                  99,000.00          ZZ
                          360                98,910.50          1
                          6.5000             625.75             87
                          6.2500             625.75
TEMPLE        GA 30179    2                  04/29/05           10
0439373838                05                 06/01/05           25.0000
3000729148                N                  05/01/35
0

9919431       U05/G02     F                  99,000.00          ZZ
                          360                98,910.50          1
                          6.5000             625.75             87
                          6.2500             625.75
TEMPLE        GA 30179    2                  04/29/05           10
0439374125                05                 06/01/05           25.0000
3000727919                N                  05/01/35
0

9919437       P27/G02     F                  77,750.00          ZZ
                          360                77,684.68          1
                          6.8750             510.76             68
                          6.6250             510.76
ST PETERSBURG FL 33714    5                  04/21/05           00
0439370016                05                 06/01/05           0.0000
2119173372                O                  05/01/35
0

9919687       313/G02     F                  60,000.00          ZZ
                          360                59,948.34          1
                          6.7500             389.16             80
                          6.5000             389.16
MANCHESTER    NH 03102    5                  04/12/05           00
0439270323                01                 06/01/05           0.0000
10568012                  N                  05/01/35
0

9919691       313/G02     F                  27,750.00          ZZ
                          360                27,702.07          1
                          6.7500             179.99             75
                          6.5000             179.99
DALLAS        TX 75231    1                  03/31/05           00
0439271255                01                 05/01/05           0.0000
10579035                  N                  04/01/35
0

9919699       313/G02     F                  52,000.00          ZZ
                          360                51,949.46          1
                          6.1250             315.96             80
                          5.8750             315.96
SUFFOLK       VA 23435    5                  04/21/05           00
0439272444                01                 06/01/05           0.0000
10585396                  N                  05/01/35
0

9919701       313/G02     F                  51,000.00          ZZ
                          360                50,950.42          1
                          6.1250             309.89             79
                          5.8750             309.89
SUFFOLK       VA 23435    5                  04/21/05           00
0439276619                01                 06/01/05           0.0000
10586071                  N                  05/01/35
0

9919703       313/G02     F                  275,000.00         ZZ
                          360                274,501.44         1
                          6.5000             1738.19            58
                          6.2500             1738.19
ELGIN         IL 60123    1                  04/05/05           00
0439277021                05                 05/01/05           0.0000
10591600                  O                  04/01/35
0

9919705       313/G02     F                  526,600.00         ZZ
                          360                526,100.34         1
                          6.2500             3242.37            80
                          6.0000             3242.37
MILLIS        MA 02054    1                  04/12/05           00
0439277534                05                 06/01/05           0.0000
10592228                  O                  05/01/35
0

9919791       J53/J53     F                  394,850.00         ZZ
                          360                394,493.05         1
                          6.5000             2495.72            84
                          6.2500             2495.72
INGRAM        TX 79088    2                  04/22/05           12
200500959                 03                 06/01/05           25.0000
200500959                 O                  05/01/35
0

9919819       X89/G02     F                  161,500.00         ZZ
                          360                161,500.00         1
                          6.5000             1020.79            95
                          6.2500             1020.79
LAS VEGAS     NV 89115    5                  05/01/05           19
0439266289                05                 07/01/05           30.0000
2087946                   O                  06/01/35
0

9919871       588/G02     F                  311,100.00         ZZ
                          360                310,838.63         1
                          6.8750             2043.71            80
                          6.6250             2043.71
FRONT ROYAL   VA 22630    1                  04/22/05           00
0439266073                03                 06/01/05           0.0000
1147151                   O                  05/01/35
0

9920163       J53/J53     F                  565,200.00         ZZ
                          360                564,676.52         1
                          6.3750             3526.11            76
                          6.1250             3526.11
AMARILLO      TX 79119    2                  04/25/05           00
200501327                 03                 06/01/05           0.0000
200501327                 O                  05/01/35
0

9920177       U87/G02     F                  212,000.00         ZZ
                          360                211,808.35         1
                          6.5000             1339.98            80
                          6.2500             1339.98
AREA OF HEMET CA 92544    2                  04/26/05           00
0439262593                05                 06/01/05           0.0000
38CB                      O                  05/01/35
0

9920533       E22/U57     F                  236,000.00         ZZ
                          360                236,000.00         4
                          6.5000             1278.33            80
                          6.2500             1278.33
MILWAUKEE     WI 53210    2                  05/02/05           00
0423394519                05                 06/01/05           0.0000
0423394519                O                  05/01/35
0

9920581       E22/G02     F                  206,250.00         ZZ
                          360                206,250.00         3
                          6.8750             1181.64            75
                          6.6250             1181.64
CLEARWATER    FL 33760    1                  05/04/05           00
0423752930                05                 07/01/05           0.0000
0423752930                N                  06/01/35
0

9920635       E22/U57     F                  102,200.00         ZZ
                          360                102,118.27         1
                          7.1250             688.54             95
                          6.8750             688.54
LAWTON        OK 73505    5                  05/02/05           10
0423863075                05                 06/01/05           30.0000
0423863075                O                  05/01/35
0

9920667       E22/G02     F                  122,550.00         ZZ
                          360                122,550.00         1
                          6.2500             754.56             95
                          6.0000             754.56
HOT SPRINGS   AR 71913    1                  05/06/05           10
0423922657                01                 07/01/05           30.0000
0423922657                O                  06/01/35
0

9920671       E22/G02     F                  95,000.00          ZZ
                          360                94,909.86          1
                          6.2500             584.93             29
                          6.0000             584.93
TAOS          NM 87571    5                  05/02/05           00
0423927458                05                 06/01/05           0.0000
0423927458                O                  05/01/35
0

9920695       E22/U57     F                  320,400.00         ZZ
                          360                320,400.00         2
                          6.7500             1802.25            90
                          6.5000             1802.25
KEARNY        NJ 07032    1                  05/06/05           04
0423956937                05                 07/01/05           25.0000
0423956937                N                  06/01/35
0

9920737       E22/G02     F                  52,000.00          ZZ
                          360                52,000.00          1
                          6.8750             341.60             80
                          6.6250             341.60
ADAMSVILLE    AL 35005    2                  05/06/05           00
0423988369                05                 07/01/05           0.0000
0423988369                N                  06/01/35
0

9920759       E22/U57     F                  92,800.00          ZZ
                          360                92,800.00          1
                          6.6250             594.21             80
                          6.3750             594.21
ROY           UT 84067    1                  05/03/05           00
0424000800                05                 07/01/05           0.0000
0424000800                O                  06/01/35
0

9920795       E22/U57     F                  93,100.00          ZZ
                          360                93,100.00          1
                          7.0000             543.08             95
                          6.7500             543.08
SAINT PETERSBUFL 33716    1                  05/06/05           04
0424035525                01                 07/01/05           30.0000
0424035525                O                  06/01/35
0

9920811       E22/G02     F                  146,000.00         ZZ
                          360                145,877.34         1
                          6.8750             959.12             93
                          6.6250             959.12
SAINT PETERS  MO 63376    2                  05/02/05           10
0424042257                05                 06/01/05           30.0000
0424042257                O                  05/01/35
0

9920819       E22/G02     F                  151,000.00         ZZ
                          360                150,866.78         2
                          6.6250             966.87             86
                          6.3750             966.87
TIPP CITY     OH 45371    2                  05/06/05           04
0424048114                05                 06/01/05           25.0000
0424048114                N                  05/01/35
0

9920833       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.7500             544.82             68
                          6.5000             544.82
OLDSMAR       FL 34677    5                  05/06/05           00
0424055424                01                 07/01/05           0.0000
0424055424                N                  06/01/35
0

9920843       E22/G02     F                  125,000.00         ZZ
                          360                125,000.00         1
                          6.3750             779.84             48
                          6.1250             779.84
BOCA RATON    FL 33433    1                  05/06/05           00
0424062982                01                 07/01/05           0.0000
0424062982                N                  06/01/35
0

9920861       E22/U57     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.5000             379.24             80
                          6.2500             379.24
FAIRFIELD     AL 35064    1                  05/06/05           00
0424081495                05                 07/01/05           0.0000
0424081495                N                  06/01/35
0

9920875       E22/G02     F                  286,200.00         ZZ
                          360                286,200.00         1
                          6.8750             1880.13            90
                          6.6250             1880.13
WEST PALM BEACFL 33414    1                  05/06/05           04
0424099810                05                 07/01/05           30.0000
0424099810                O                  06/01/35
0

9920891       E22/G02     F                  96,000.00          ZZ
                          360                95,917.35          2
                          6.7500             622.65             80
                          6.5000             622.65
WEST PALM BEACFL 33407    1                  05/06/05           00
0424118040                05                 06/01/05           0.0000
0424118040                N                  05/01/35
0

9920903       E22/U57     F                  396,000.00         ZZ
                          360                396,000.00         1
                          7.2500             2701.42            80
                          7.0000             2701.42
DALLAS        TX 75205    1                  05/05/05           00
0424126795                05                 07/01/05           0.0000
0424126795                N                  06/01/35
0

9921627       E82/G02     F                  69,500.00          ZZ
                          360                69,437.17          1
                          6.5000             439.29             93
                          6.2500             439.29
CHICAGO       IL 60617    2                  04/22/05           04
0401120290                05                 06/01/05           30.0000
0401120290                O                  05/01/35
0

9921741       M37/G02     F                  77,400.00          ZZ
                          360                77,400.00          2
                          7.0000             514.94             90
                          6.7500             514.94
CHEYENNE      WY 82001    1                  05/05/05           04
0439233560                05                 07/01/05           25.0000
623517                    N                  06/01/35
0

9921819       G34/G02     F                  58,000.00          ZZ
                          360                57,950.06          1
                          6.7500             376.19             52
                          6.5000             376.19
HENDERSON     NV 89015    1                  04/07/05           00
0439231549                01                 06/01/05           0.0000
77521056                  N                  05/01/35
0

9922161       F36/G02     F                  58,400.00          ZZ
                          360                58,400.00          1
                          6.3750             364.34             80
                          6.1250             364.34
PORT ORCHARD  WA 98366    1                  05/02/05           00
0439259003                01                 07/01/05           0.0000
06408973                  O                  06/01/35
0

9922417       G34/G02     F                  58,000.00          ZZ
                          360                57,950.06          1
                          6.7500             376.19             54
                          6.5000             376.19
HENDERSON     NV 89015    1                  04/07/05           00
0439233669                01                 06/01/05           0.0000
77521056                  N                  05/01/35
0

9922613       U05/G02     F                  45,000.00          ZZ
                          360                44,964.90          1
                          7.2500             306.98             90
                          7.0000             306.98
LAUDERHILL    FL 33313    1                  04/05/05           10
0439260035                01                 06/01/05           25.0000
3000725264                N                  05/01/35
0

9922647       U05/G02     F                  224,000.00         ZZ
                          360                223,787.46         1
                          6.2500             1379.21            80
                          6.0000             1379.21
WEST COVINA   CA 91790    5                  04/14/05           00
0439259581                01                 06/01/05           0.0000
3000736664                O                  05/01/35
0

9922659       U05/G02     F                  301,100.00         ZZ
                          360                300,834.34         2
                          6.6250             1927.98            80
                          6.3750             1927.98
RICHMOND      VA 23220    1                  04/27/05           00
0439231457                05                 06/01/05           0.0000
3000738170                N                  05/01/35
0

9922663       U05/G02     F                  228,800.00         ZZ
                          360                228,593.16         1
                          6.5000             1446.17            80
                          6.2500             1446.17
MIAMI         FL 33155    5                  04/21/05           00
0439232794                05                 06/01/05           0.0000
3000739231                O                  05/01/35
0

9922679       U05/G02     F                  82,800.00          ZZ
                          360                82,717.57          1
                          6.0000             496.43             90
                          5.7500             496.43
HAMPTON       IA 50441    1                  05/02/05           10
0439254541                05                 06/01/05           25.0000
3000731199                O                  05/01/35
0

9922683       U05/G02     F                  258,000.00         ZZ
                          360                257,777.87         1
                          6.7500             1673.38            80
                          6.5000             1673.38
CLARKSTON     MI 48348    1                  04/26/05           00
0439259417                29                 06/01/05           0.0000
3000737199                O                  05/01/35
0

9922693       U05/G02     F                  77,850.00          ZZ
                          360                77,777.90          1
                          6.3750             485.68             90
                          6.1250             485.68
ARLINGTON     TX 76018    1                  04/28/05           14
0439257858                05                 06/01/05           25.0000
3000745131                O                  05/01/35
0

9922695       U05/G02     F                  232,000.00         ZZ
                          360                231,785.12         1
                          6.3750             1447.38            80
                          6.1250             1447.38
SAN ANTONIO   TX 78255    2                  04/18/05           00
0439257288                03                 06/01/05           0.0000
3000735268                O                  05/01/35
0

9922721       U05/G02     F                  263,000.00         ZZ
                          360                262,762.24         1
                          6.5000             1662.34            69
                          6.2500             1662.34
BRONX         NY 10465    5                  04/20/05           00
0439258641                05                 06/01/05           0.0000
3000739341                O                  05/01/35
0

9922723       U05/G02     F                  51,300.00          ZZ
                          360                51,260.96          1
                          7.3750             354.32             90
                          7.1250             354.32
GALVESTON     TX 77550    1                  04/21/05           10
0439259839                05                 06/01/05           25.0000
3000740086                O                  05/01/35
0

9922727       U05/G02     F                  359,650.00         ZZ
                          360                359,300.44         1
                          6.1250             2185.27            78
                          5.8750             2185.27
FONTANA       CA 92336    1                  04/07/05           00
0439258088                03                 06/01/05           0.0000
3000736613                O                  05/01/35
0

9922729       U05/G02     F                  228,800.00         ZZ
                          360                228,593.16         1
                          6.5000             1446.17            80
                          6.2500             1446.17
PINELLAS PARK FL 33782    1                  04/08/05           00
0439255100                05                 06/01/05           0.0000
3000735617                O                  05/01/35
0

9922731       U05/G02     F                  66,575.00          ZZ
                          360                66,516.26          1
                          6.6250             426.29             90
                          6.3750             426.29
GRAND PRAIRIE TX 75052    2                  04/15/05           10
0439259557                09                 06/01/05           25.0000
3000737769                N                  05/01/35
0

9922753       U05/G02     F                  222,400.00         ZZ
                          360                222,178.60         1
                          6.0000             1333.40            80
                          5.7500             1333.40
MODESTO       CA 95350    5                  04/14/05           00
0439258542                05                 06/01/05           0.0000
3000738443                O                  05/01/35
0

9922761       U05/G02     F                  93,000.00          ZZ
                          360                92,921.87          1
                          6.8750             610.94             73
                          6.6250             610.94
PALM HARBOR   FL 34683    5                  04/06/05           00
0439255357                01                 06/01/05           0.0000
3000732060                N                  05/01/35
0

9922763       U05/G02     F                  93,000.00          ZZ
                          360                92,921.87          1
                          6.8750             610.94             73
                          6.6250             610.94
PALM HARBOR   FL 34683    2                  04/06/05           00
0439255647                01                 06/01/05           0.0000
3000732057                N                  05/01/35
0

9922765       U05/G02     F                  93,000.00          ZZ
                          360                92,921.87          1
                          6.8750             610.94             73
                          6.6250             610.94
PALM HARBOR   FL 34683    2                  04/06/05           00
0439256835                01                 06/01/05           0.0000
3000732050                N                  05/01/35
0

9922779       U05/G02     F                  62,650.00          ZZ
                          360                62,596.06          1
                          6.7500             406.35             90
                          6.5000             406.35
MIAMI         FL 33142    1                  04/07/05           01
0439257882                05                 06/01/05           25.0000
3000734863                O                  05/01/35
0

9922793       U05/G02     F                  322,500.00         ZZ
                          360                322,171.20         1
                          5.8750             1907.71            75
                          5.6250             1907.71
CLARKSTON     MI 48346    5                  04/22/05           00
0439259755                05                 06/01/05           0.0000
3000737803                O                  05/01/35
0

9922805       U05/G02     F                  197,900.00         ZZ
                          360                197,725.39         1
                          6.6250             1267.18            90
                          6.3750             1267.18
SUNRISE       FL 33325    1                  04/29/05           10
0439257692                01                 06/01/05           30.0000
3000747416                N                  05/01/35
0

9922807       U05/G02     F                  58,000.00          ZZ
                          360                57,946.29          1
                          6.3750             361.84             45
                          6.1250             361.84
MIAMI         FL 33015    5                  04/14/05           00
0439230855                01                 06/01/05           0.0000
3000737595                O                  05/01/35
0

9922829       U05/G02     F                  57,600.00          ZZ
                          360                57,555.07          2
                          7.2500             392.93             80
                          7.0000             392.93
FORT MYERS    FL 33905    1                  04/14/05           00
0439270265                05                 06/01/05           0.0000
3000736968                N                  05/01/35
0

9922835       U05/G02     F                  225,000.00         ZZ
                          360                224,815.57         1
                          7.0000             1496.93            90
                          6.7500             1496.93
NORTH LAUDERDAFL 33068    1                  04/06/05           10
0439270505                05                 06/01/05           25.0000
3000732950                N                  05/01/35
0

9922849       U05/G02     F                  316,800.00         ZZ
                          360                316,513.61         1
                          6.5000             2002.39            90
                          6.2500             2002.39
MIAMI         FL 33193    5                  04/08/05           10
0439259516                05                 06/01/05           25.0000
3000737049                O                  05/01/35
0

9922987       E22/U57     F                  95,200.00          ZZ
                          360                95,200.00          1
                          7.2500             575.17             80
                          7.0000             575.17
PUEBLO        CO 81005    1                  05/04/05           00
0423833979                05                 07/01/05           0.0000
0423833979                N                  06/01/35
0

9923023       E22/G02     F                  97,200.00          ZZ
                          360                97,200.00          2
                          6.8750             638.53             90
                          6.6250             638.53
GUTHRIE       OK 73044    2                  05/09/05           10
0423888072                05                 07/01/05           25.0000
0423888072                N                  06/01/35
0

9923027       E22/G02     F                  100,350.00         ZZ
                          360                100,350.00         1
                          6.8750             659.23             90
                          6.6250             659.23
HUNTERSVILLE  NC 28078    1                  05/09/05           04
0423898188                09                 07/01/05           25.0000
0423898188                N                  06/01/35
0

9923053       E22/G02     F                  73,600.00          ZZ
                          360                73,600.00          1
                          6.6250             471.27             80
                          6.3750             471.27
HOLIDAY       FL 34690    1                  05/03/05           00
0423925833                05                 07/01/05           0.0000
0423925833                N                  06/01/35
0

9923107       E22/G02     F                  50,500.00          ZZ
                          360                50,500.00          1
                          6.5000             319.19             55
                          6.2500             319.19
MEMPHIS       TN 38128    2                  05/09/05           00
0423978097                05                 07/01/05           0.0000
0423978097                N                  06/01/35
0

9923109       E22/G02     F                  71,991.00          ZZ
                          360                71,991.00          1
                          6.5000             455.03             80
                          6.2500             455.03
MEMPHIS       TN 38128    5                  05/09/05           00
0423978386                05                 07/01/05           0.0000
0423978386                N                  06/01/35
0

9923181       E22/G02     F                  288,000.00         TX
                          360                288,000.00         1
                          6.3750             1796.75            78
                          6.1250             1796.75
BULVERDE      TX 78163    5                  05/03/05           00
0424032753                05                 07/01/05           0.0000
0424032753                O                  06/01/35
0

9923193       E22/G02     F                  99,675.00          ZZ
                          360                99,675.00          3
                          6.7500             646.49             75
                          6.5000             646.49
LOUISVILLE    KY 40203    1                  05/09/05           00
0424039337                05                 07/01/05           0.0000
0424039337                N                  06/01/35
0

9923195       E22/U57     F                  102,000.00         ZZ
                          360                102,000.00         1
                          6.6250             563.13             57
                          6.3750             563.13
MINNEAPOLIS   MN 55409    2                  05/09/05           00
0424039956                05                 07/01/05           0.0000
0424039956                N                  06/01/35
0

9923247       E22/G02     F                  72,000.00          TX
                          360                72,000.00          1
                          6.6250             461.02             67
                          6.3750             461.02
HOUSTON       TX 77018    5                  05/09/05           00
0424092401                05                 07/01/05           0.0000
0424092401                N                  06/01/35
0

9923271       E22/G02     F                  86,250.00          ZZ
                          360                86,250.00          4
                          6.6250             552.27             75
                          6.3750             552.27
BATON ROUGE   LA 70820    1                  05/06/05           00
0424112407                05                 07/01/05           0.0000
0424112407                N                  06/01/35
0

9923289       E22/U57     F                  79,490.00          ZZ
                          360                79,490.00          1
                          7.2500             542.26             90
                          7.0000             542.26
ROUND ROCK    TX 78664    1                  05/09/05           10
0424132561                05                 07/01/05           25.0000
0424132561                N                  06/01/35
0

9923307       E22/G02     F                  226,400.00         ZZ
                          360                226,400.00         1
                          6.8750             1487.29            80
                          6.6250             1487.29
CROSSLAKE     MN 56442    1                  05/09/05           00
0424149433                05                 07/01/05           0.0000
0424149433                O                  06/01/35
0

9923323       E22/G02     F                  295,241.00         ZZ
                          360                295,241.00         1
                          6.6250             1890.46            75
                          6.3750             1890.46
CROSSLAKE     MN 56442    1                  05/09/05           00
0424176089                05                 07/01/05           0.0000
0424176089                N                  06/01/35
0

9923327       E22/G02     F                  95,670.00          ZZ
                          360                95,670.00          2
                          7.0000             636.49             90
                          6.7500             636.49
SALT LAKE CITYUT 84104    1                  05/05/05           04
0424182236                05                 07/01/05           25.0000
0424182236                N                  06/01/35
0

9923339       E22/U57     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.6250             480.23             69
                          6.3750             480.23
COTTAGE GROVE OR 97424    5                  05/04/05           00
0423385871                05                 07/01/05           0.0000
0423385871                N                  06/01/35
0

9923343       E22/U57     F                  84,000.00          ZZ
                          360                84,000.00          2
                          6.5000             530.94             80
                          6.2500             530.94
MEMPHIS       TN 38134    5                  05/09/05           00
0423584721                05                 07/01/05           0.0000
0423584721                N                  06/01/35
0

9923345       E22/U57     F                  85,200.00          ZZ
                          360                85,200.00          1
                          6.5000             538.52             80
                          6.2500             538.52
MEMPHIS       TN 38111    5                  05/09/05           00
0423585801                05                 07/01/05           0.0000
0423585801                N                  06/01/35
0

9923351       E22/G02     F                  95,000.00          TX
                          360                95,000.00          3
                          7.3750             656.14             70
                          7.1250             656.14
GALVESTON     TX 77550    5                  05/09/05           00
0423613215                05                 07/01/05           0.0000
0423613215                N                  06/01/35
0

9923605       T08/G02     F                  196,000.00         ZZ
                          360                195,835.34         1
                          6.8750             1287.58            80
                          6.6250             1287.58
WEST PALM BEACFL 33417    1                  04/15/05           00
0439309386                05                 06/01/05           0.0000
132029163                 O                  05/01/35
0

9923633       T08/G02     F                  200,000.00         ZZ
                          360                199,819.19         1
                          6.5000             1264.14            80
                          6.2500             1264.14
CAPE CORAL    FL 33909    2                  04/26/05           00
0439276874                05                 06/01/05           0.0000
11024250                  O                  05/01/35
0

9923647       T08/G02     F                  468,750.00         ZZ
                          360                468,272.09         1
                          5.8750             2772.83            75
                          5.6250             2772.83
CORONA        CA 92881    5                  04/11/05           00
0439276809                05                 06/01/05           0.0000
132313866                 O                  05/01/35
0

9923695       T08/G02     F                  264,000.00         ZZ
                          360                264,000.00         1
                          6.8750             1512.50            80
                          6.6250             1512.50
LONGWOOD      FL 32750    1                  04/15/05           00
0439273822                03                 06/01/05           0.0000
132029248                 O                  05/01/35
0

9924109       825/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          6.1250             1265.83            80
                          5.8750             1265.83
SILVERTHORNE  CO 80498    1                  05/06/05           00
0439250648                01                 07/01/05           0.0000
4705                      O                  06/01/35
0

9924223       P01/U57     F                  64,890.00          ZZ
                          360                64,890.00          2
                          7.1250             437.18             90
                          6.8750             437.18
HUDSON FALLS  NY 12839    1                  05/04/05           96
0439278995                05                 07/01/05           0.0000
05001353                  N                  06/01/35
0

9924303       T08/G02     F                  248,000.00         ZZ
                          360                248,000.00         1
                          6.2500             1291.67            78
                          6.0000             1291.67
COLORADO SPRINCO 80925    2                  04/15/05           00
0439257569                05                 06/01/05           0.0000
12156922                  O                  05/01/35
0

9924379       T08/G02     F                  287,920.00         ZZ
                          360                287,920.00         1
                          6.0000             1439.60            80
                          5.7500             1439.60
SAINT PETERSBUFL 33704    1                  04/27/05           00
0439258435                05                 06/01/05           0.0000
11094438                  O                  05/01/35
0

9924401       T08/G02     F                  530,000.00         ZZ
                          360                529,459.64         1
                          5.8750             3135.15            72
                          5.6250             3135.15
SIMI VALLEY   CA 93065    1                  04/15/05           00
0439258518                03                 06/01/05           0.0000
132314115                 O                  05/01/35
0

9924407       T08/G02     F                  203,123.00         ZZ
                          360                203,123.00         1
                          6.3750             1079.09            80
                          6.1250             1079.09
AURORA        CO 80018    1                  04/26/05           00
0439259078                03                 06/01/05           0.0000
45170004                  O                  05/01/35
0

9924425       T08/G02     F                  62,800.00          ZZ
                          360                62,747.24          1
                          6.8750             412.55             80
                          6.6250             412.55
MEMPHIS       TN 38118    5                  04/22/05           00
0439258104                05                 06/01/05           0.0000
12156860                  N                  05/01/35
0

9924441       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          2
                          7.6250             566.23             62
                          7.3750             566.23
WINSTED       CT 06098    5                  05/10/05           00
0423855436                05                 07/01/05           0.0000
0423855436                N                  06/01/35
0

9924539       E22/U57     F                  68,800.00          ZZ
                          240                68,800.00          2
                          6.6250             518.03             80
                          6.3750             518.03
NORTH TONAWANDNY 14120    5                  05/10/05           00
0423981398                05                 07/01/05           0.0000
0423981398                N                  06/01/25
0

9924573       E22/U57     F                  292,030.00         ZZ
                          360                292,030.00         1
                          7.0000             1703.51            95
                          6.7500             1703.51
RICHMOND      VA 23220    1                  05/10/05           04
0424014785                01                 07/01/05           30.0000
0424014785                N                  06/01/35
0

9924577       E22/G02     F                  613,200.00         ZZ
                          360                613,200.00         1
                          6.1250             3725.87            70
                          5.8750             3725.87
RIDGEFIELD    WA 98642    1                  05/06/05           00
0424017366                05                 07/01/05           0.0000
0424017366                O                  06/01/35
0

9924593       E22/G02     F                  61,500.00          ZZ
                          360                61,448.33          1
                          6.8750             404.01             69
                          6.6250             404.01
COUNCIL BLUFFSIA 51501    2                  05/05/05           00
0424024891                05                 06/01/05           0.0000
0424024891                O                  05/01/35
0

9924607       E22/G02     F                  199,500.00         ZZ
                          360                199,328.24         1
                          6.7500             1293.95            95
                          6.5000             1293.95
SEMINOLE      FL 33772    5                  05/05/05           10
0424035459                05                 07/01/05           30.0000
0424035459                O                  06/01/35
0

9924631       E22/G02     F                  64,000.00          T
                          360                63,946.24          1
                          6.8750             420.43             89
                          6.6250             420.43
ATLANTIC BEACHFL 32233    2                  05/05/05           04
0424061265                01                 06/01/05           25.0000
0424061265                O                  05/01/35
0

9924657       E22/G02     F                  63,000.00          TX
                          360                63,000.00          1
                          6.6250             403.40             74
                          6.3750             403.40
WATAUGA       TX 76148    5                  05/06/05           00
0424086429                05                 07/01/05           0.0000
0424086429                N                  06/01/35
0

9924715       E22/U57     F                  57,800.00          ZZ
                          360                57,800.00          1
                          7.3750             399.21             85
                          7.1250             399.21
JACKSON       MS 39213    1                  05/10/05           10
0424127918                05                 07/01/05           20.0000
0424127918                N                  06/01/35
0

9924717       E22/G02     F                  47,500.00          ZZ
                          360                47,500.00          1
                          7.0000             316.02             95
                          6.7500             316.02
VANDALIA      MO 63382    5                  05/05/05           10
0424128213                05                 07/01/05           30.0000
0424128213                O                  06/01/35
0

9924737       E22/U57     F                  252,000.00         T
                          360                252,000.00         1
                          6.5000             1592.81            90
                          6.2500             1592.81
AVENTURA      FL 33180    1                  05/10/05           04
0424162105                01                 07/01/05           25.0000
0424162105                O                  06/01/35
0

9924739       E22/U57     F                  65,000.00          ZZ
                          360                65,000.00          1
                          6.6250             416.20             60
                          6.3750             416.20
FORT WAYNE    IN 46815    1                  05/10/05           00
0424163699                05                 07/01/05           0.0000
0424163699                N                  06/01/35
0

9924827       E22/U57     F                  50,100.00          ZZ
                          360                50,100.00          1
                          7.0000             333.32             85
                          6.7500             333.32
MUSKOGEE      OK 74401    1                  05/09/05           10
0423478882                05                 07/01/05           20.0000
0423478882                N                  06/01/35
0

9924857       Y69/G02     F                  400,000.00         ZZ
                          360                399,620.46         1
                          6.2500             2462.87            77
                          6.0000             2462.87
DACULA        GA 30019    1                  04/29/05           00
0439268921                03                 06/01/05           0.0000
5010030727                O                  05/01/35
0

9924965       Y69/G02     F                  496,800.00         ZZ
                          360                496,317.14         1
                          6.1250             3018.61            80
                          5.8750             3018.61
FALLS CHURCH  VA 22046    1                  04/27/05           00
0439269903                05                 06/01/05           0.0000
5010031993                O                  05/01/35
0

9924981       883/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.8750             656.93             66
                          6.6250             656.93
PORT SAINT LUCFL 34953    1                  05/03/05           00
0439263948                05                 07/01/05           0.0000
48002470                  N                  06/01/35
0

9925047       Y69/G02     F                  409,000.00         ZZ
                          360                408,639.14         1
                          6.6250             2618.88            80
                          6.3750             2618.88
SCOTTSDALE    AZ 85260    5                  04/25/05           00
0439311069                03                 06/01/05           0.0000
1010032428                O                  05/01/35
0

9925069       Y69/G02     F                  394,100.00         ZZ
                          360                393,716.95         1
                          6.1250             2394.60            76
                          5.8750             2394.60
SANGER        CA 93657    5                  04/01/05           00
0439273350                05                 06/01/05           0.0000
1020029413                O                  05/01/35
0

9925095       Y69/G02     F                  396,000.00         ZZ
                          360                395,615.11         1
                          6.1250             2406.14            80
                          5.8750             2406.14
MEDLEY        FL 33178    1                  04/29/05           00
0439279803                03                 06/01/05           0.0000
5020033140                O                  05/01/35
0

9925103       Y69/G02     F                  96,500.00          ZZ
                          360                96,500.00          1
                          6.7500             542.81             80
                          6.5000             542.81
SCOTTSDALE    AZ 85257    1                  04/22/05           00
0439265984                01                 06/01/05           0.0000
1010032083                N                  05/01/35
0

9925119       Y69/G02     F                  295,450.00         ZZ
                          360                295,162.84         1
                          6.1250             1795.19            95
                          5.8750             1795.19
HENDERSON     NV 89014    1                  04/19/05           12
0439280561                05                 06/01/05           30.0000
1010028914                O                  05/01/35
0

9925185       Y69/G02     F                  426,400.00         ZZ
                          360                425,975.51         1
                          6.0000             2556.49            80
                          5.7500             2556.49
CANYON COUNTRYCA 91387    1                  04/18/05           00
0439300146                05                 06/01/05           0.0000
1030030775                O                  05/01/35
0

9925513       Z51/Z57     F                  167,315.00         ZZ
                          360                166,586.54         1
                          6.7500             1085.21            97
                          6.5000             1085.21
VICTORVILLLE  CA 92395    1                  12/03/04           11
3497543                   05                 02/01/05           35.0000
333408703                 O                  01/01/35
0

9925517       Z51/Z57     F                  270,000.00         ZZ
                          360                268,736.28         1
                          6.3750             1684.45            100
                          6.1250             1684.45
WEDDINGTON    NC 28104    1                  12/13/04           14
3632596                   05                 02/01/05           35.0000
333408705                 O                  01/01/35
0

9925531       Z51/Z57     F                  237,750.00         ZZ
                          360                236,187.35         1
                          5.6250             1368.62            97
                          5.3750             1368.62
TYRONE        GA 30290    1                  12/03/04           10
3717008                   03                 02/01/05           35.0000
333408719                 O                  01/01/35
0

9925551       Z51/Z57     F                  289,000.00         ZZ
                          360                287,647.31         1
                          6.3750             1802.99            100
                          6.1250             1802.99
PALOS HILLS   IL 60465    1                  12/27/04           12
3764772                   05                 02/01/05           35.0000
333408741                 O                  01/01/35
0

9925559       Z51/Z57     F                  99,000.00          ZZ
                          360                98,490.33          1
                          5.8750             585.63             100
                          5.6250             585.63
MACON         GA 31211    1                  12/28/04           01
3772378                   05                 02/01/05           35.0000
333408751                 O                  01/01/35
0

9925593       Z51/Z57     F                  93,120.00          ZZ
                          360                92,718.31          1
                          6.0000             558.31             97
                          5.7500             558.31
FAIRLAND      IN 46126    1                  01/06/05           11
3811710                   05                 03/01/05           35.0000
333408800                 O                  02/01/35
0

9925595       Z51/Z57     F                  265,000.00         ZZ
                          360                263,985.73         1
                          6.2500             1631.66            100
                          6.0000             1631.66
LISLE         IL 60532    1                  01/18/05           12
3811822                   05                 03/01/05           35.0000
333408802                 O                  02/01/35
0

9925603       Z51/Z57     F                  212,000.00         ZZ
                          360                211,348.37         1
                          5.8750             1254.07            100
                          5.6250             1254.07
OLATHE        KS 66062    1                  02/17/05           10
3815359                   03                 04/01/05           35.0000
333408810                 O                  03/01/35
0

9925623       Z51/Z57     F                  255,000.00         ZZ
                          360                254,001.00         1
                          6.1250             1549.41            100
                          5.8750             1549.41
BEAVERTON     OR 97007    1                  01/27/05           11
3834540                   05                 03/01/05           35.0000
333408831                 O                  02/01/35
0

9925631       Z51/Z57     F                  66,900.00          ZZ
                          360                66,689.42          1
                          5.7500             390.42             97
                          5.5000             390.42
DOVER         PA 17315    1                  02/11/05           11
3840757                   05                 04/01/05           35.0000
333408837                 O                  03/01/35
0

9925633       Z51/Z57     F                  264,810.00         ZZ
                          360                263,461.63         1
                          5.6250             1524.40            97
                          5.3750             1524.40
STOW          OH 44224    1                  02/16/05           01
3842299                   05                 04/01/05           35.0000
333408840                 O                  03/01/35
0

9925641       Z51/Z57     F                  103,000.00         ZZ
                          360                102,586.75         1
                          6.0000             617.54             97
                          5.7500             617.54
CONROE        TX 77304    1                  01/28/05           01
3845471                   05                 03/01/05           35.0000
333408848                 O                  02/01/35
0

9925657       Z51/Z57     F                  87,500.00          ZZ
                          360                87,249.61          1
                          6.2500             538.76             100
                          6.0000             538.76
ELIZABETH CITYNC 27909    1                  02/18/05           27
3854101                   05                 04/01/05           35.0000
333408867                 O                  03/01/35
0

9925669       Z51/Z57     F                  223,000.00         ZZ
                          360                222,167.23         1
                          6.3750             1391.23            100
                          6.1250             1391.23
BERNAL        NM 87569    1                  01/27/05           01
3858920                   05                 03/01/05           35.0000
333408877                 O                  02/01/35
0

9925671       Z51/Z57     F                  80,510.00          ZZ
                          360                80,256.60          1
                          5.7500             469.84             96
                          5.5000             469.84
FLINT         MI 48503    2                  02/07/05           01
3859030                   05                 04/01/05           35.0000
333408878                 O                  03/01/35
0

9925677       Z51/Z57     F                  50,440.00          ZZ
                          360                50,284.94          1
                          5.8750             298.38             97
                          5.6250             298.38
ALAMOGORDO    NM 88310    1                  02/09/05           14
3862634                   05                 04/01/05           35.0000
333408886                 O                  03/01/35
0

9925683       Z51/Z57     F                  225,913.00         ZZ
                          360                225,127.92         1
                          6.7500             1465.27            97
                          6.5000             1465.27
MIAMI         FL 33032    1                  01/31/05           11
3868751                   03                 03/01/05           35.0000
333408897                 O                  02/01/35
0

9925685       Z51/Z57     F                  239,950.00         ZZ
                          360                238,980.89         1
                          6.5000             1516.65            100
                          6.2500             1516.65
TACOMA        WA 98406    1                  02/11/05           14
3869086                   05                 04/01/05           35.0000
333408899                 O                  03/01/35
0

9925695       Z51/Z57     F                  98,000.00          ZZ
                          360                97,674.36          1
                          6.2500             603.41             100
                          6.0000             603.41
SAINT LOUIS   MO 63125    1                  02/15/05           14
3879496                   05                 04/01/05           35.0000
333408917                 O                  03/01/35
0

9925711       Z51/Z57     F                  70,000.00          ZZ
                          360                69,791.14          1
                          6.1250             425.33             100
                          5.8750             425.33
BELTON        SC 29627    1                  02/22/05           10
3913187                   05                 04/01/05           35.0000
333408931                 O                  03/01/35
0

9925717       Z51/Z57     F                  460,000.00         ZZ
                          360                458,969.42         1
                          7.5000             3216.39            80
                          7.2500             3216.39
BURKE         VA 22015    1                  03/01/05           00
3377825                   03                 04/01/05           0.0000
333413951                 O                  03/01/35
0

9925721       Z51/Z57     F                  217,061.00         ZZ
                          360                216,409.47         1
                          6.0000             1301.40            80
                          5.7500             1301.40
SPARKS        NV 89436    1                  02/18/05           00
3456038                   03                 04/01/05           0.0000
333413954                 O                  03/01/35
0

9925723       Z51/Z57     F                  350,000.00         ZZ
                          360                347,019.65         4
                          6.3750             2183.54            70
                          6.1250             2183.54
BAYONNE       NJ 07002    5                  08/20/04           00
3589834                   05                 10/01/04           0.0000
333413957                 O                  09/01/34
0

9925727       Z51/Z57     F                  506,800.00         ZZ
                          360                502,365.46         1
                          6.2500             3120.45            67
                          6.0000             3120.45
WILMETTE      IL 60091    5                  08/27/04           00
3632226                   05                 10/01/04           0.0000
333413960                 O                  09/01/34
0

9925731       Z51/Z57     F                  567,000.00         ZZ
                          360                564,100.63         1
                          6.8750             3724.79            90
                          6.6250             3724.79
CLOSTER       NJ 07624    1                  11/24/04           00
3717697                   05                 01/01/05           0.0000
333413968                 O                  12/01/34
0

9925733       Z51/Z57     F                  235,234.00         ZZ
                          360                234,680.13         1
                          7.2500             1604.72            95
                          6.5360             1604.72
COPLEY        OH 44321    1                  02/28/05           26
3720393                   05                 04/01/05           30.0000
333413969                 O                  03/01/35
0

9925735       Z51/Z57     F                  99,200.00          ZZ
                          360                99,006.67          1
                          6.1250             602.75             80
                          5.8750             602.75
OSTRANDER     OH 43061    1                  03/02/05           00
3744524                   05                 05/01/05           0.0000
333413970                 O                  04/01/35
0

9925737       Z51/Z57     F                  56,050.00          ZZ
                          360                55,924.42          1
                          7.5000             391.91             95
                          6.3120             391.91
KITTS HILL    OH 45645    1                  02/23/05           26
3753479                   05                 04/01/05           30.0000
333413973                 O                  03/01/35
0

9925743       Z51/Z57     F                  566,850.00         ZZ
                          360                565,580.03         1
                          7.5000             3963.50            84
                          7.0560             3963.50
YORK          ME 03909    2                  02/23/05           26
3806486                   05                 04/01/05           20.0000
333413992                 O                  03/01/35
0

9925747       Z51/Z57     F                  250,917.00         ZZ
                          360                250,395.53         1
                          7.8750             1819.33            95
                          7.1440             1819.33
RENO          NV 89506    1                  02/02/05           26
3813472                   03                 04/01/05           30.0000
333413994                 O                  03/01/35
0

9925767       Z51/Z57     F                  242,250.00         ZZ
                          360                241,746.54         1
                          7.8750             1756.49            95
                          7.1370             1756.49
MOUNT HOLLY   NJ 08060    1                  02/11/05           26
3842329                   05                 04/01/05           30.0000
333414020                 O                  03/01/35
0

9925769       Z51/Z57     F                  400,000.00         ZZ
                          360                398,770.52         1
                          5.8750             2366.16            75
                          5.6250             2366.16
BOULDER       CO 80305    1                  02/28/05           00
3843396                   05                 04/01/05           0.0000
333414021                 O                  03/01/35
0

9925777       Z51/Z57     F                  117,600.00         ZZ
                          360                117,229.86         1
                          5.7500             686.29             80
                          5.5000             686.29
FRANKLIN      OH 45005    1                  02/28/05           00
3847148                   05                 04/01/05           0.0000
333414031                 O                  03/01/35
0

9925793       Z51/Z57     F                  364,000.00         ZZ
                          360                362,881.19         1
                          5.8750             2153.20            80
                          5.6250             2153.20
LA HABRA      CA 90631    1                  02/08/05           00
3857266                   05                 04/01/05           0.0000
333414057                 O                  03/01/35
0

9925795       Z51/Z57     F                  166,400.00         ZZ
                          360                165,850.71         1
                          5.5000             944.81             80
                          5.2500             944.81
VA BEACH      VA 23454    1                  02/25/05           00
3857343                   05                 04/01/05           0.0000
333414058                 O                  03/01/35
0

9925805       Z51/Z57     F                  604,550.00         ZZ
                          360                603,371.82         1
                          6.1250             3673.31            80
                          5.8750             3673.31
ALEXANDRIA    VA 22309    1                  03/11/05           00
3864038                   03                 05/01/05           0.0000
333414073                 O                  04/01/35
0

9925807       Z51/Z57     F                  391,900.00         ZZ
                          360                390,751.43         1
                          6.1250             2381.23            80
                          5.8750             2381.23
GRAYSON       GA 30017    1                  03/01/05           00
3865315                   03                 04/01/05           0.0000
333414074                 O                  03/01/35
0

9925815       Z51/Z57     F                  290,000.00         ZZ
                          360                288,833.53         1
                          5.8750             1715.46            60
                          5.6250             1715.46
VIRGINIA BEACHVA 23451    1                  02/28/05           00
3869329                   05                 04/01/05           0.0000
333414089                 O                  03/01/35
0

9925829       Z51/Z57     F                  108,800.00         ZZ
                          360                108,465.57         1
                          5.8750             643.60             80
                          5.6250             643.60
LANSING       MI 48917    1                  02/25/05           00
3875376                   05                 04/01/05           0.0000
333414105                 O                  03/01/35
0

9925833       Z51/Z57     F                  213,750.00         ZZ
                          360                213,305.78         1
                          7.8750             1549.84            95
                          7.1250             1549.84
NAVARRE       FL 32566    1                  02/17/05           26
3876636                   05                 04/01/05           30.0000
333414109                 O                  03/01/35
0

9925837       Z51/Z57     F                  425,000.00         ZZ
                          360                423,335.24         1
                          6.2500             2616.80            85
                          6.0000             2616.80
ELLICOTT CITY MD 21043    5                  03/04/05           26
3878028                   03                 05/01/05           12.0000
333414112                 O                  04/01/35
0

9925853       Z51/Z57     F                  199,452.00         ZZ
                          360                199,026.95         1
                          7.7500             1428.90            95
                          7.0210             1428.90
SEATTLE       WA 98168    1                  02/21/05           26
3891348                   05                 04/01/05           30.0000
333414151                 O                  03/01/35
0

9925855       Z51/Z57     F                  126,400.00         ZZ
                          360                126,135.42         1
                          5.7500             737.64             80
                          5.5000             737.64
CHESWICK      PA 15024    1                  03/07/05           00
3891893                   05                 05/01/05           0.0000
333414154                 O                  04/01/35
0

9925859       Z51/Z57     F                  490,000.00         ZZ
                          360                489,233.19         2
                          7.2500             3342.67            70
                          7.0000             3342.67
BRICK         NJ 08723    1                  03/09/05           00
3892376                   05                 05/01/05           0.0000
333414157                 N                  04/01/35
0

9925865       Z51/Z57     F                  114,400.00         ZZ
                          360                114,048.37         1
                          5.8750             676.72             80
                          5.6250             676.72
MIDLOTHIAN    VA 23112    1                  03/02/05           00
3894383                   05                 04/01/05           0.0000
333414165                 O                  03/01/35
0

9925869       Z51/Z57     F                  232,275.00         ZZ
                          360                231,920.42         2
                          7.3750             1604.27            95
                          6.5150             1604.27
NORTH PROVIDENRI 02911    1                  03/02/05           26
3894634                   05                 05/01/05           30.0000
333414168                 O                  04/01/35
0

9925873       Z51/Z57     F                  312,075.00         ZZ
                          360                311,393.07         1
                          7.6250             2208.85            95
                          6.5720             2208.85
HOUSTON       TX 77077    1                  02/18/05           26
3897085                   03                 04/01/05           30.0000
333414174                 O                  03/01/35
0

9925887       Z51/Z57     F                  440,000.00         ZZ
                          360                439,014.22         1
                          7.5000             3076.55            79
                          7.2500             3076.55
STONEHAM      MA 02180    1                  02/28/05           00
3906519                   05                 04/01/05           0.0000
333414195                 O                  03/01/35
0

9925897       Z51/Z57     F                  500,000.00         ZZ
                          360                498,907.42         1
                          7.6250             3538.97            95
                          6.9250             3538.97
SPRINGFIELD   VA 22152    1                  03/02/05           26
3913630                   05                 04/01/05           30.0000
333414210                 O                  03/01/35
0

9925909       T08/G02     F                  626,800.00         ZZ
                          360                626,800.00         1
                          6.3750             3329.88            80
                          6.1250             3329.88
YORBA LINDA   CA 92886    1                  04/14/05           00
0439257684                05                 06/01/05           0.0000
132313955                 O                  05/01/35
0

9925919       N74/U57     F                  62,050.00          ZZ
                          360                62,003.86          1
                          7.4900             433.44             85
                          7.2400             433.44
FORT WAYNE    IN 46805    5                  05/04/05           01
0439262692                05                 06/04/05           25.0000
3300011758                N                  05/04/35
0

9926371       E22/U57     F                  423,000.00         ZZ
                          360                423,000.00         1
                          6.5000             2673.65            90
                          6.2500             2673.65
CONCORD       CA 94520    5                  05/03/05           01
0423890375                05                 07/01/05           25.0000
0423890375                O                  06/01/35
0

9926383       E22/G02     F                  61,500.00          ZZ
                          360                61,500.00          1
                          6.6250             393.79             65
                          6.3750             393.79
NEW ORLEANS   LA 70118    5                  05/06/05           00
0423916477                05                 07/01/05           0.0000
0423916477                O                  06/01/35
0

9926401       E22/G02     F                  252,800.00         ZZ
                          360                252,800.00         1
                          6.5000             1597.87            80
                          6.2500             1597.87
VANCOUVER     WA 98682    2                  05/05/05           00
0423939495                05                 07/01/05           0.0000
0423939495                O                  06/01/35
0

9926549       E22/G02     F                  64,800.00          ZZ
                          360                64,800.00          1
                          6.6250             414.92             90
                          6.3750             414.92
PHILADELPHIA  PA 19124    1                  05/11/05           04
0424081008                07                 07/01/05           25.0000
0424081008                O                  06/01/35
0

9926567       E22/U57     F                  244,800.00         ZZ
                          360                244,800.00         1
                          6.2500             1507.28            80
                          6.0000             1507.28
FORT LAUDERDALFL 33323    5                  05/06/05           00
0424094357                05                 07/01/05           0.0000
0424094357                O                  06/01/35
0

9926621       E22/U57     F                  86,700.00          ZZ
                          360                86,700.00          1
                          6.8750             569.56             85
                          6.6250             569.56
BROKEN ARROW  OK 74014    2                  05/11/05           04
0424152775                05                 07/01/05           20.0000
0424152775                N                  06/01/35
0

9926639       E22/G02     F                  82,250.00          ZZ
                          360                82,250.00          1
                          6.3750             513.13             70
                          6.1250             513.13
HURRICANE     UT 84737    1                  05/11/05           00
0424181543                03                 07/01/05           0.0000
0424181543                N                  06/01/35
0

9926641       E22/G02     F                  82,250.00          ZZ
                          360                82,250.00          1
                          6.3750             513.13             70
                          6.1250             513.13
HURRICANE     UT 84737    1                  05/11/05           00
0424182434                03                 07/01/05           0.0000
0424182434                N                  06/01/35
0

9926643       E22/G02     F                  79,100.00          ZZ
                          360                79,100.00          1
                          6.5000             499.97             70
                          6.2500             499.97
SAINT GEORGE  UT 84790    1                  05/11/05           00
0424182475                09                 07/01/05           0.0000
0424182475                N                  06/01/35
0

9926711       E22/G02     F                  252,000.00         ZZ
                          360                252,000.00         4
                          7.0000             1676.56            90
                          6.7500             1676.56
WEST HAVEN    CT 06516    1                  05/11/05           04
0423803949                05                 07/01/05           25.0000
0423803949                N                  06/01/35
0

9926719       E22/G02     F                  246,400.00         ZZ
                          360                246,400.00         3
                          6.7500             1386.00            80
                          6.5000             1386.00
BRIDGEPORT    CT 06608    1                  05/11/05           00
0423817675                05                 07/01/05           0.0000
0423817675                N                  06/01/35
0

9926733       E22/U57     F                  272,000.00         ZZ
                          360                272,000.00         1
                          6.3750             1696.93            80
                          6.1250             1696.93
PUEBLO        CO 81006    2                  05/06/05           00
0423860691                05                 07/01/05           0.0000
0423860691                O                  06/01/35
0

9926899       A52/G02     F                  146,700.00         ZZ
                          360                146,582.68         2
                          7.1250             988.35             90
                          6.8750             988.35
NORCROSS      GA 30093    1                  04/29/05           11
0439272469                05                 06/01/05           25.0000
33463                     N                  05/01/35
0

9926925       N16/G02     F                  348,000.00         ZZ
                          360                348,000.00         1
                          6.1250             2114.48            80
                          5.8750             2114.48
PITTSBURG     CA 94565    5                  05/04/05           00
0439272931                05                 07/01/05           0.0000
351703131                 O                  06/01/35
0

9927051       883/G02     F                  228,550.00         ZZ
                          360                228,550.00         1
                          6.5000             1444.59            75
                          6.2500             1444.59
PORT SAINT LUCFL 34986    1                  05/09/05           00
0439317082                03                 07/01/05           0.0000
19000043                  O                  06/01/35
0

9928607       E22/G02     F                  63,000.00          ZZ
                          360                63,000.00          1
                          6.8750             413.87             75
                          6.6250             413.87
KANSAS CITY   MO 64109    2                  05/12/05           00
0423254978                05                 07/01/05           0.0000
0423254978                N                  06/01/35
0

9928613       E22/G02     F                  312,000.00         ZZ
                          360                312,000.00         1
                          6.0000             1560.00            80
                          5.7500             1560.00
FORT LAUDERDALFL 33301    1                  05/12/05           00
0423380641                06                 07/01/05           0.0000
0423380641                O                  06/01/35
0

9928637       E22/U57     F                  68,000.00          ZZ
                          360                68,000.00          1
                          7.0000             396.67             80
                          6.7500             396.67
PEMBROKE PINESFL 33027    5                  05/12/05           00
0423731223                01                 07/01/05           0.0000
0423731223                N                  06/01/35
0

9928681       E22/G02     F                  91,600.00          ZZ
                          360                91,600.00          2
                          6.5000             578.97             77
                          6.2500             578.97
EL PASO       TX 79936    1                  05/06/05           00
0423930247                05                 07/01/05           0.0000
0423930247                N                  06/01/35
0

9928697       E22/G02     F                  71,910.00          ZZ
                          360                71,910.00          1
                          6.6250             460.45             90
                          6.3750             460.45
JACKSONVILLE  NC 28546    1                  05/12/05           01
0423968957                05                 07/01/05           25.0000
0423968957                N                  06/01/35
0

9928721       E22/G02     F                  68,400.00          ZZ
                          360                68,400.00          1
                          6.5000             370.50             80
                          6.2500             370.50
SUNRISE       FL 33322    1                  05/12/05           00
0423996024                01                 07/01/05           0.0000
0423996024                O                  06/01/35
0

9928743       E22/U57     F                  88,045.00          ZZ
                          360                88,045.00          1
                          6.5000             476.91             80
                          6.2500             476.91
WILMINGTON    NC 28401    1                  05/12/05           00
0424019008                03                 07/01/05           0.0000
0424019008                O                  06/01/35
0

9928747       E22/U57     F                  64,000.00          ZZ
                          360                64,000.00          1
                          6.3750             399.28             80
                          6.1250             399.28
GAINESVILLE   TX 76240    1                  05/12/05           00
0424021921                05                 07/01/05           0.0000
0424021921                O                  06/01/35
0

9928777       E22/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          6.2500             2093.44            80
                          6.0000             2093.44
BONNERS FERRY ID 83805    1                  05/11/05           00
0424063311                05                 07/01/05           0.0000
0424063311                O                  06/01/35
0

9928837       E22/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          6.6250             461.02             80
                          6.3750             461.02
YPSILANTI     MI 48198    1                  05/12/05           00
0424149136                05                 07/01/05           0.0000
0424149136                N                  06/01/35
0

9928855       E22/U57     F                  69,350.00          ZZ
                          360                69,350.00          1
                          7.5000             484.91             95
                          7.2500             484.91
MEMPHIS       TN 38128    1                  05/12/05           04
0424188860                05                 07/01/05           30.0000
0424188860                N                  06/01/35
0

9928891       E82/G02     F                  214,000.00         ZZ
                          360                214,000.00         1
                          6.6250             1370.27            68
                          6.3750             1370.27
CROFTON       MD 21114    5                  05/11/05           00
0401120886                09                 07/01/05           0.0000
0401120886                O                  06/01/35
0

9928921       E82/G02     F                  183,000.00         ZZ
                          360                183,000.00         1
                          6.2500             1126.76            75
                          6.0000             1126.76
PALM BAY      FL 32907    2                  05/11/05           00
0401113055                05                 07/01/05           0.0000
0401113055                O                  06/01/35
0

9928933       E82/G02     F                  54,500.00          ZZ
                          360                54,500.00          1
                          6.5000             344.48             61
                          6.2500             344.48
OMAHA         NE 68138    2                  05/11/05           00
0401122882                05                 07/01/05           0.0000
0401122882                O                  06/01/35
0

9932333       E22/U57     F                  61,750.00          ZZ
                          360                61,750.00          1
                          7.2500             421.24             95
                          7.0000             421.24
LOUISVILLE    KY 40218    1                  05/13/05           10
0424064756                05                 07/01/05           30.0000
0424064756                N                  06/01/35
0

9932343       E22/U57     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.8750             394.16             80
                          6.6250             394.16
OWASSO        OK 74055    2                  05/13/05           00
0424070522                05                 07/01/05           0.0000
0424070522                N                  06/01/35
0

9932365       E22/G02     F                  29,400.00          ZZ
                          360                29,400.00          1
                          7.2500             200.56             72
                          7.0000             200.56
SPRINGFIELD   IL 62702    2                  05/13/05           00
0424090462                05                 07/01/05           0.0000
0424090462                N                  06/01/35
0

9932441       E22/U57     F                  64,400.00          ZZ
                          360                64,400.00          1
                          6.8750             368.96             90
                          6.6250             368.96
BOISE         ID 83705    1                  05/11/05           04
0423479443                05                 07/01/05           25.0000
0423479443                N                  06/01/35
0

9932455       E22/U57     F                  620,000.00         ZZ
                          360                620,000.00         1
                          6.2500             3817.45            80
                          6.0000             3817.45
ORANGEVALE    CA 95662    1                  05/03/05           00
0423551209                05                 07/01/05           0.0000
0423551209                O                  06/01/35
0

9932477       E22/G02     F                  46,800.00          ZZ
                          360                46,800.00          1
                          6.8750             307.44             90
                          6.6250             307.44
ALTON         VA 24520    5                  05/09/05           04
0423765379                05                 07/01/05           25.0000
0423765379                O                  06/01/35
0

9932543       E22/U57     F                  49,600.00          ZZ
                          360                49,600.00          1
                          6.6250             317.59             80
                          6.3750             317.59
HUNTSVILLE    AL 35811    5                  05/09/05           00
0423939784                05                 07/01/05           0.0000
0423939784                O                  06/01/35
0

9932561       E22/U57     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.2500             518.45             95
                          7.0000             518.45
LOUISVILLE    KY 40229    1                  05/13/05           04
0423967553                05                 07/01/05           30.0000
0423967553                N                  06/01/35
0

9932569       E22/G02     F                  130,500.00         ZZ
                          360                130,500.00         1
                          6.2500             803.51             47
                          6.0000             803.51
NAUGATUCK     CT 06770    2                  05/09/05           00
0423973999                05                 07/01/05           0.0000
0423973999                O                  06/01/35
0

9932573       E22/U57     F                  40,000.00          ZZ
                          360                40,000.00          1
                          7.1250             269.49             49
                          6.8750             269.49
ST. PETERSBURGFL 33712    5                  05/13/05           00
0423974690                05                 07/01/05           0.0000
0423974690                N                  06/01/35
0

9932601       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.6250             463.75             80
                          6.3750             463.75
PLANTATION    FL 33313    5                  05/09/05           00
0424009249                01                 07/01/05           0.0000
0424009249                O                  06/01/35
0

9932643       E22/U57     F                  96,660.00          ZZ
                          360                96,660.00          1
                          7.2500             659.39             95
                          7.0000             659.39
MERRRIAM      KS 66203    1                  05/13/05           10
0424041655                05                 07/01/05           30.0000
0424041655                N                  06/01/35
0

9932653       E22/G02     F                  121,100.00         ZZ
                          360                120,990.53         1
                          6.5000             765.43             95
                          6.2500             765.43
RICHMOND      KY 40475    2                  05/04/05           04
0424048270                05                 06/01/05           30.0000
0424048270                O                  05/01/35
0

9932663       E22/U57     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.8750             551.82             79
                          6.6250             551.82
NASHVILLE     NC 27856    5                  05/13/05           00
0424133692                05                 07/01/05           0.0000
0424133692                N                  06/01/35
0

9932673       E22/G02     F                  500,000.00         ZZ
                          360                500,000.00         1
                          6.2500             3078.59            72
                          6.0000             3078.59
MIDLAND       VA 22728    5                  05/09/05           00
0424136323                05                 07/01/05           0.0000
0424136323                O                  06/01/35
0

9932683       E22/G02     F                  54,900.00          ZZ
                          360                54,900.00          1
                          7.1250             325.97             90
                          6.8750             325.97
PHOENIX       AZ 85033    1                  05/06/05           04
0424140614                01                 07/01/05           25.0000
0424140614                N                  06/01/35
0

9932715       E22/U57     F                  83,300.00          ZZ
                          360                83,300.00          2
                          7.0000             554.20             85
                          6.7500             554.20
ROANOKE       VA 24013    1                  05/13/05           04
0424176998                05                 07/01/05           20.0000
0424176998                N                  06/01/35
0

9933095       E82/G02     F                  71,000.00          ZZ
                          360                71,000.00          3
                          7.2500             484.35             79
                          7.0000             484.35
BATTLE CREEK  MI 49017    5                  05/12/05           00
0401108840                05                 07/01/05           0.0000
0401108840                O                  06/01/35
0

9933181       L14/G02     F                  97,800.00          ZZ
                          360                97,800.00          1
                          6.3750             519.56             60
                          6.1250             519.56
ALEXANDRIA    VA 22302    1                  04/27/05           00
0439338633                06                 06/01/05           0.0000
205880496                 O                  05/01/35
0

9933207       L14/G02     F                  290,880.00         ZZ
                          360                290,880.00         1
                          6.0000             1454.40            80
                          5.7500             1454.40
WAXHAW        NC 28173    1                  04/25/05           00
0439345307                03                 06/01/05           0.0000
101123651                 O                  05/01/35
0

9933231       L14/G02     F                  218,781.00         ZZ
                          360                218,578.36         1
                          6.3750             1364.91            90
                          6.1250             1364.91
LEXINGTON     SC 29072    1                  04/29/05           12
0439337148                03                 06/01/05           25.0000
103920020                 O                  05/01/35
0

9933233       L14/G02     F                  74,872.00          T
                          360                74,812.12          1
                          7.1250             504.43             80
                          6.8750             504.43
EASLEY        SC 29642    1                  04/15/05           00
0439348962                03                 06/01/05           0.0000
103950824                 O                  05/01/35
0

9933243       L14/G02     F                  95,000.00          ZZ
                          360                94,909.85          1
                          6.2500             584.94             42
                          6.0000             584.94
VENICE        FL 34292    1                  04/25/05           00
0439339227                03                 06/01/05           0.0000
106307364                 O                  05/01/35
0

9933251       L14/G02     F                  71,700.00          ZZ
                          360                71,700.00          1
                          6.1250             365.97             42
                          5.8750             365.97
APOLLO BEACH  FL 33572    1                  04/07/05           00
0439336876                05                 06/01/05           0.0000
106307945                 O                  05/01/35
0

9933325       L14/G02     F                  100,000.00         ZZ
                          360                99,905.11          1
                          6.2500             615.72             49
                          6.0000             615.72
ROSWELL       GA 30076    1                  04/20/05           00
0439348780                03                 06/01/05           0.0000
200925453                 O                  05/01/35
0

9933329       L14/G02     F                  285,000.00         ZZ
                          360                284,722.99         1
                          6.1250             1731.70            68
                          5.8750             1731.70
ORMOND BEACH  FL 32176    1                  04/15/05           00
0439348590                05                 06/01/05           0.0000
208030090                 O                  05/01/35
0

9933337       L14/G02     F                  224,000.00         ZZ
                          360                224,000.00         1
                          5.8750             1096.67            80
                          5.6250             1096.67
STILLWATER    MN 55082    1                  04/29/05           00
0439337262                05                 06/01/05           0.0000
208322756                 O                  05/01/35
0

9933343       L14/G02     F                  87,200.00          ZZ
                          360                87,200.00          1
                          6.1250             445.08             80
                          5.8750             445.08
FOUNTAIN      CO 80817    5                  04/07/05           00
0439343971                09                 06/01/05           0.0000
209508481                 O                  05/01/35
0

9933375       L14/G02     F                  85,000.00          T
                          360                84,913.34          1
                          5.8750             502.81             42
                          5.6250             502.81
SAN ANTONIO   TX 78258    1                  04/04/05           00
0439348806                03                 06/01/05           0.0000
210352316                 O                  05/01/35
0

9933381       L14/G02     F                  344,500.00         ZZ
                          360                344,165.17         1
                          6.1250             2093.22            65
                          5.8750             2093.22
PERRIS        CA 92570    5                  04/06/05           00
0439338898                05                 06/01/05           0.0000
210352381                 O                  05/01/35
0

9933383       L14/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.0000             400.00             26
                          5.7500             400.00
GRANTS PASS   OR 97527    2                  04/20/05           00
0439340217                05                 06/01/05           0.0000
210352409                 O                  05/01/35
0

9933387       L14/G02     F                  87,000.00          ZZ
                          360                87,000.00          1
                          6.2500             453.13             56
                          6.0000             453.13
PARK CITY     UT 84098    1                  04/25/05           00
0439339177                01                 06/01/05           0.0000
210352445                 N                  05/01/35
0

9933389       L14/G02     F                  57,000.00          ZZ
                          360                56,948.47          1
                          6.5000             360.28             75
                          6.2500             360.28
MUSKOGEE      OK 74403    1                  04/25/05           00
0439340050                05                 06/01/05           0.0000
210352456                 O                  05/01/35
0

9933395       L14/G02     F                  353,100.00         ZZ
                          360                353,100.00         1
                          6.5000             2231.84            95
                          6.2500             2231.84
HUNTSVILLE    UT 84317    1                  05/20/05           11
0439350109                05                 07/01/05           30.0000
210720075                 O                  06/01/35
0

9933405       L14/G02     F                  75,200.00          ZZ
                          360                75,128.65          1
                          6.2500             463.02             80
                          6.0000             463.02
AVON          IN 46123    1                  04/22/05           00
0439340589                05                 06/01/05           0.0000
213905162                 O                  05/01/35
0

9933417       L14/G02     F                  349,528.00         ZZ
                          360                349,212.02         1
                          6.5000             2209.26            80
                          6.2500             2209.26
FRESNO        CA 93720    1                  04/07/05           00
0439341934                05                 06/01/05           0.0000
274002959                 O                  05/01/35
0

9933421       L14/G02     F                  226,390.00         ZZ
                          360                226,390.00         1
                          5.7500             1084.79            80
                          5.5000             1084.79
GARLAND       TX 75040    1                  04/04/05           00
0439337627                03                 06/01/05           0.0000
275103564                 O                  05/01/35
0

9933427       L14/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          6.1250             1835.71            79
                          5.8750             1835.71
GILBERT       AZ 85297    1                  04/26/05           00
0439339151                03                 06/01/05           0.0000
281001811                 O                  05/01/35
0

9933437       L14/G02     F                  75,000.00          ZZ
                          360                74,932.19          1
                          6.5000             474.06             75
                          6.2500             474.06
RALEIGH       NC 27603    1                  04/22/05           00
0439342783                05                 06/01/05           0.0000
282500849                 O                  05/01/35
0

9933447       L14/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.0000             340.00             80
                          5.7500             340.00
PHOENIX       AZ 85015    1                  04/27/05           00
0439346651                01                 06/01/05           0.0000
283600045                 O                  05/01/35
0

9933451       L14/G02     F                  240,000.00         ZZ
                          360                239,554.24         1
                          6.3750             1497.29            80
                          6.1250             1497.29
SUNNYVALE     TX 75182    1                  03/29/05           00
0439341926                03                 05/01/05           0.0000
400000584                 O                  04/01/35
0

9933465       L14/G02     F                  340,000.00         ZZ
                          360                339,707.26         1
                          6.7500             2205.24            74
                          6.5000             2205.24
SOUTH AMBOY   NJ 08879    5                  04/22/05           00
0439336900                03                 06/01/05           0.0000
214822168                 O                  05/01/35
0

9933477       L14/G02     F                  221,200.00         ZZ
                          360                220,979.79         1
                          6.0000             1326.21            80
                          5.7500             1326.21
SOUTHINGTON   CT 06489    1                  04/25/05           00
0439337833                05                 06/01/05           0.0000
215155807                 O                  05/01/35
0

9933481       L14/G02     F                  256,000.00         ZZ
                          360                255,784.93         1
                          6.8750             1681.74            80
                          6.6250             1681.74
BETHEL        CT 06801    5                  04/06/05           00
0439347907                05                 06/01/05           0.0000
215187046                 O                  05/01/35
0

9933495       L14/G02     F                  283,500.00         ZZ
                          360                283,261.82         1
                          6.8750             1862.40            90
                          6.6250             1862.40
LOUISVILLE    KY 40245    1                  04/20/05           11
0439338740                03                 06/01/05           25.0000
216422491                 O                  05/01/35
0

9933517       L14/G02     F                  71,840.00          ZZ
                          360                71,770.17          1
                          6.1250             436.51             80
                          5.8750             436.51
SAVANNAH      GA 31406    1                  04/29/05           00
0439349036                05                 06/01/05           0.0000
233055400                 O                  05/01/35
0

9933537       L14/G02     F                  264,036.00         ZZ
                          360                264,036.00         1
                          5.8750             1292.68            80
                          5.6250             1292.68
JACKSONVILLE  FL 32258    1                  04/07/05           00
0439341116                03                 06/01/05           0.0000
260207002                 O                  05/01/35
0

9933545       L14/G02     F                  80,000.00          ZZ
                          360                79,922.24          1
                          6.1250             486.09             63
                          5.8750             486.09
NASHVILLE     TN 37221    1                  04/25/05           00
0439337015                07                 06/01/05           0.0000
230329321                 O                  05/01/35
0

9933559       L14/G02     F                  68,130.00          ZZ
                          360                68,071.34          2
                          6.7500             441.89             90
                          6.5000             441.89
NASHVILLE     TN 37216    1                  04/22/05           11
0439342742                05                 06/01/05           25.0000
230330276                 N                  05/01/35
0

9933573       L14/G02     F                  90,320.00          ZZ
                          360                90,320.00          1
                          6.3750             479.83             80
                          6.1250             479.83
ANTIOCH       TN 37013    1                  04/29/05           00
0439345737                01                 06/01/05           0.0000
230330920                 O                  05/01/35
0

9933635       L14/G02     F                  83,200.00          ZZ
                          360                83,124.78          1
                          6.5000             525.89             80
                          6.2500             525.89
NASHVILLE     TN 37216    1                  04/15/05           00
0439339441                05                 06/01/05           0.0000
217001922                 O                  05/01/35
0

9933645       L14/G02     F                  376,000.00         ZZ
                          360                376,000.00         1
                          6.5000             2036.67            80
                          6.2500             2036.67
WILMINGTON    CA 90744    1                  04/27/05           00
0439340498                05                 06/01/05           0.0000
217312793                 O                  05/01/35
0

9933661       L14/G02     F                  600,000.00         ZZ
                          360                598,403.11         1
                          6.6250             3841.87            64
                          6.3750             3841.87
BURLINGTON    VT 05401    1                  02/15/05           00
0439348087                05                 04/01/05           0.0000
219606843                 O                  03/01/35
0

9933677       L14/G02     F                  65,600.00          ZZ
                          360                65,548.82          1
                          7.2500             447.51             80
                          7.0000             447.51
PORT RICHEY   FL 34668    1                  04/13/05           00
0439340977                03                 06/01/05           0.0000
201330386                 O                  05/01/35
0

9933699       L14/G02     F                  235,900.00         ZZ
                          360                235,676.17         1
                          6.2500             1452.48            80
                          6.0000             1452.48
RALEIGH       NC 27609    1                  04/29/05           00
0439338674                05                 06/01/05           0.0000
203108922                 O                  05/01/35
0

9933723       L14/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.5000             1300.00            80
                          6.2500             1300.00
WASHOUGAL     WA 98671    2                  04/01/05           00
0439338054                05                 06/01/05           0.0000
220207694                 O                  05/01/35
0

9933741       L14/G02     F                  79,920.00          ZZ
                          360                79,854.49          1
                          7.0000             531.71             80
                          6.7500             531.71
CROWN POINT   IN 46307    1                  04/29/05           00
0439351156                05                 06/01/05           0.0000
222406127                 O                  05/01/35
0

9933745       L14/G02     F                  321,750.00         ZZ
                          360                321,437.28         1
                          6.1250             1954.99            75
                          5.8750             1954.99
VALLEJO       CA 94589    5                  04/22/05           00
0439339235                05                 06/01/05           0.0000
223320030                 O                  05/01/35
0

9933761       L14/G02     F                  292,000.00         ZZ
                          360                292,000.00         1
                          6.2500             1520.83            80
                          6.0000             1520.83
GOLD CANYON   AZ 85218    1                  04/23/05           00
0439338914                03                 06/01/05           0.0000
224501717                 N                  05/01/35
0

9933821       Q14/U57     F                  76,500.00          ZZ
                          360                76,429.15          2
                          6.3750             477.26             75
                          6.1250             477.26
MOLINE        IL 61265    5                  04/27/05           00
0439314428                05                 06/01/05           0.0000
0000526135                N                  05/01/35
0

9934185       944/G02     F                  95,000.00          ZZ
                          360                95,000.00          1
                          6.5000             514.58             58
                          6.2500             514.58
NEW PORT RICHEFL 34653    5                  04/29/05           00
0439330986                05                 06/01/05           0.0000
1001818695                O                  05/01/35
0

9934219       944/G02     F                  750,000.00         ZZ
                          360                749,288.37         1
                          6.2500             4617.88            28
                          6.0000             4617.88
LOS ANGELES   CA 90272    5                  04/14/05           00
0439333402                05                 06/01/05           0.0000
W01814585                 N                  05/01/35
0

9934227       944/G02     F                  92,000.00          ZZ
                          360                91,918.83          2
                          6.6250             589.09             80
                          6.3750             589.09
THE DALLES    OR 97058    1                  04/07/05           00
0439333477                05                 06/01/05           0.0000
1001817986                N                  05/01/35
0

9934231       944/G02     F                  750,000.00         T
                          360                749,253.37         1
                          6.0000             4496.63            63
                          5.7500             4496.63
KETCHUM       ID 83340    1                  04/26/05           00
0439333485                05                 06/01/05           0.0000
1001820618                O                  05/01/35
0

9934239       944/G02     F                  493,500.00         ZZ
                          360                493,500.00         1
                          6.1250             2518.91            63
                          5.8750             2518.91
BOULDER       CO 80301    2                  04/21/05           00
0439330820                03                 06/01/05           0.0000
01815799                  O                  05/01/35
0

9934281       E22/U57     F                  271,600.00         ZZ
                          360                271,600.00         1
                          6.0000             1358.00            80
                          5.7500             1358.00
MONCLOVA      OH 43542    1                  05/16/05           00
0424270387                05                 07/01/05           0.0000
0424270387                O                  06/01/35
0

9934381       E22/U57     F                  61,760.00          ZZ
                          360                61,760.00          1
                          6.7500             347.40             80
                          6.5000             347.40
CLARKSVILLE   TN 37040    1                  05/16/05           00
0424131746                05                 07/01/05           0.0000
0424131746                O                  06/01/35
0

9934407       E22/G02     F                  47,850.00          ZZ
                          360                47,850.00          1
                          7.0000             318.35             75
                          6.7500             318.35
BILLINGS      MT 59101    2                  05/16/05           00
0424088912                05                 07/01/05           0.0000
0424088912                N                  06/01/35
0

9934463       E22/G02     F                  116,850.00         ZZ
                          360                116,850.00         1
                          6.1250             709.99             95
                          5.8750             709.99
LOUISVILLE    KY 40222    5                  05/11/05           04
0424070225                05                 07/01/05           30.0000
0424070225                O                  06/01/35
0

9934495       E22/G02     F                  166,500.00         ZZ
                          360                166,500.00         4
                          6.2500             1025.17            90
                          6.0000             1025.17
PUEBLO        CO 81001    1                  05/16/05           10
0424033637                05                 07/01/05           25.0000
0424033637                N                  06/01/35
0

9934511       E22/G02     F                  560,000.00         TX
                          360                560,000.00         1
                          6.3750             3493.67            80
                          6.1250             3493.67
DALLAS        TX 75225    5                  05/10/05           00
0424047975                05                 07/01/05           0.0000
0424047975                O                  06/01/35
0

9934529       E22/U57     F                  85,500.00          ZZ
                          360                85,500.00          1
                          7.2500             583.26             95
                          7.0000             583.26
CINICINNATI   OH 45255    1                  05/16/05           04
0424004737                01                 07/01/05           30.0000
0424004737                N                  06/01/35
0

9934535       E22/G02     F                  87,000.00          ZZ
                          360                87,000.00          1
                          6.3750             542.77             64
                          6.1250             542.77
HOUSTON       TX 77084    2                  05/05/05           00
0424012490                03                 07/01/05           0.0000
0424012490                O                  06/01/35
0

9934553       E22/G02     F                  228,000.00         ZZ
                          360                228,000.00         1
                          6.3750             1211.25            79
                          6.1250             1211.25
BERKELEY TOWNSNJ 08741    5                  05/10/05           00
0424026342                05                 07/01/05           0.0000
0424026342                O                  06/01/35
0

9934621       E22/U57     F                  97,600.00          ZZ
                          360                97,600.00          1
                          6.5000             616.90             95
                          6.2500             616.90
BAY CITY      MI 48706    5                  05/11/05           04
0423916691                05                 07/01/05           30.0000
0423916691                O                  06/01/35
0

9934667       E22/G02     F                  137,750.00         ZZ
                          360                137,750.00         1
                          6.1250             703.10             95
                          5.8750             703.10
EPHRAIM       UT 84627    1                  05/13/05           04
0423843747                05                 07/01/05           30.0000
0423843747                O                  06/01/35
0

9934687       E22/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.5000             429.81             80
                          6.2500             429.81
PUEBLO        CO 81003    2                  05/16/05           00
0423389675                05                 07/01/05           0.0000
0423389675                N                  06/01/35
0

9936603       U45/U57     F                  612,000.00         ZZ
                          360                612,000.00         1
                          7.2500             4174.92            90
                          7.0000             4174.92
PANAMA CITY BEFL 32407    1                  05/03/05           04
0439309931                06                 07/01/05           25.0000
50905064                  O                  06/01/35
0

9936893       H93/G02     F                  45,500.00          ZZ
                          360                45,500.00          4
                          7.8750             298.59             70
                          7.6250             298.59
KANSAS CITY   MO 64127    1                  05/12/05           00
0439313057                05                 07/01/05           0.0000
2005000220                N                  06/01/35
0

9936961       E82/G02     F                  82,650.00          ZZ
                          360                82,650.00          1
                          6.6250             529.22             61
                          6.3750             529.22
GREENDALE     WI 53129    2                  05/13/05           00
0401123930                05                 07/01/05           0.0000
0401123930                O                  06/01/35
0

9938831       E22/G02     F                  225,000.00         ZZ
                          360                225,000.00         2
                          6.6250             1440.70            90
                          6.3750             1440.70
HARTFORD      CT 06114    5                  05/12/05           04
0424054237                05                 07/01/05           25.0000
0424054237                O                  06/01/35
0

9938839       E22/U57     F                  492,000.00         ZZ
                          360                492,000.00         1
                          6.0000             2460.00            80
                          5.7500             2460.00
PALM BEACH GARFL 33418    1                  05/17/05           00
0424059780                03                 07/01/05           0.0000
0424059780                O                  06/01/35
0

9938865       E22/U57     F                  55,250.00          ZZ
                          360                55,250.00          1
                          6.7500             358.35             85
                          6.5000             358.35
SOUTH BEND    IN 46619    1                  05/17/05           04
0424082279                05                 07/01/05           20.0000
0424082279                N                  06/01/35
0

9938917       E22/U57     F                  76,000.00          ZZ
                          360                76,000.00          1
                          6.5000             411.67             80
                          6.2500             411.67
RAYTOWN       MO 64133    1                  05/17/05           00
0424129203                05                 07/01/05           0.0000
0424129203                O                  06/01/35
0

9938923       E22/G02     F                  200,000.00         TX
                          360                200,000.00         1
                          6.3750             1247.74            80
                          6.1250             1247.74
SAN ANTONIO   TX 78209    5                  05/12/05           00
0424135937                05                 07/01/05           0.0000
0424135937                O                  06/01/35
0

9938937       E22/G02     F                  67,619.00          ZZ
                          360                67,619.00          1
                          6.5000             366.27             80
                          6.2500             366.27
GRIFFIN       GA 30223    2                  05/17/05           00
0424148567                05                 07/01/05           0.0000
0424148567                N                  06/01/35
0

9938943       E22/G02     F                  98,800.00          ZZ
                          360                98,800.00          2
                          7.1250             665.63             80
                          6.8750             665.63
MEMPHIS       TN 38112    1                  05/17/05           00
0424156040                05                 07/01/05           0.0000
0424156040                N                  06/01/35
0

9938947       E22/U57     F                  82,400.00          ZZ
                          360                82,400.00          1
                          6.5000             446.33             80
                          6.2500             446.33
HIRAM         GA 30141    1                  05/17/05           00
0424158970                09                 07/01/05           0.0000
0424158970                O                  06/01/35
0

9938965       E22/G02     F                  63,900.00          ZZ
                          360                63,900.00          1
                          6.8750             419.78             80
                          6.6250             419.78
COLUMBUS      OH 43207    5                  05/17/05           00
0424176584                05                 07/01/05           0.0000
0424176584                N                  06/01/35
0

9938983       E22/G02     F                  420,000.00         ZZ
                          360                420,000.00         1
                          6.2500             2586.01            60
                          6.0000             2586.01
LOS ANGELES   CA 90007    5                  05/12/05           00
0424193035                05                 07/01/05           0.0000
0424193035                N                  06/01/35
0

9939073       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.3750             623.87             96
                          6.1250             623.87
FORT WAYNE    IN 46804    2                  05/12/05           04
0423510676                05                 07/01/05           35.0000
0423510676                O                  06/01/35
0

9939121       E22/G02     F                  306,000.00         T
                          360                306,000.00         1
                          6.7500             1984.71            57
                          6.5000             1984.71
SAN DIEGO     CA 92126    5                  05/13/05           00
0423808344                05                 07/01/05           0.0000
0423808344                O                  06/01/35
0

9939157       E22/G02     F                  69,000.00          ZZ
                          360                69,000.00          1
                          6.2500             424.84             76
                          6.0000             424.84
CLAYTON       NC 27520    2                  05/17/05           00
0423947118                09                 07/01/05           0.0000
0423947118                N                  06/01/35
0

9939159       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.2500             517.20             80
                          6.0000             517.20
ZEBULON       NC 27597    2                  05/17/05           00
0423951466                05                 07/01/05           0.0000
0423951466                N                  06/01/35
0

9939169       E22/G02     F                  180,000.00         ZZ
                          360                180,000.00         1
                          6.6250             1152.56            67
                          6.3750             1152.56
OVERGAARD     AZ 85933    5                  05/06/05           00
0423968163                05                 07/01/05           0.0000
0423968163                O                  06/01/35
0

9939203       E22/G02     F                  209,993.00         ZZ
                          360                209,993.00         1
                          6.5000             1327.30            70
                          6.2500             1327.30
MIAMI         FL 33142    1                  05/17/05           00
0424032522                08                 07/01/05           0.0000
0424032522                N                  06/01/35
0

9939207       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.8750             656.93             77
                          6.6250             656.93
TRENTON       NJ 08650    5                  05/16/05           00
0424035350                05                 07/01/05           0.0000
0424035350                N                  06/01/35
0

9939419       E82/G02     F                  281,000.00         ZZ
                          360                281,000.00         1
                          6.8750             1845.97            80
                          6.6250             1845.97
RIVERBANK     CA 95367    5                  05/14/05           00
0401126420                05                 07/01/05           0.0000
0401126420                O                  06/01/35
0

9939481       E82/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.5000             1870.93            80
                          6.2500             1870.93
GILBERT       AZ 85297    5                  05/06/05           00
0401122619                03                 07/01/05           0.0000
0401122619                O                  06/01/35
0

9939529       U75/G02     F                  73,520.00          T
                          360                73,520.00          1
                          7.7500             526.71             80
                          7.5000             526.71
KISSIMMEE     FL 34759    1                  05/13/05           00
0439323700                01                 07/01/05           0.0000
0100014020                O                  06/01/35
0

9941071       825/G02     F                  230,400.00         ZZ
                          360                230,400.00         1
                          6.1250             1176.00            80
                          5.8750             1176.00
DILLON        CO 80435    1                  05/17/05           00
0439332016                03                 07/01/05           0.0000
04305                     O                  06/01/35
0

9941119       742/G02     F                  340,000.00         ZZ
                          360                340,000.00         1
                          6.7500             2205.23            80
                          6.5000             2205.23
HOPEWELL JUNCTNY 12533    5                  05/10/05           00
0439318841                05                 07/01/05           0.0000
10756807                  O                  06/01/35
0

9941133       H76/U57     F                  528,700.00         ZZ
                          360                528,700.00         1
                          6.3750             3298.41            75
                          6.1250             3298.41
ARLINGTON     MA 02476    5                  05/06/05           00
0439330044                05                 07/01/05           0.0000
2005631125                O                  06/01/35
0

9941147       U05/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.7500             1556.64            80
                          6.5000             1556.64
MIAMI         FL 33179    5                  05/05/05           00
0439326109                03                 07/01/05           0.0000
3000750280                O                  06/01/35
0

9941207       P01/G02     F                  323,000.00         ZZ
                          360                323,000.00         1
                          6.5000             2041.58            95
                          6.2500             2041.58
WATERFORD     NY 12188    5                  05/10/05           10
0439329236                05                 07/01/05           30.0000
05001679                  O                  06/01/35
0

9941305       944/G02     F                  94,000.00          ZZ
                          360                94,000.00          1
                          6.2500             489.58             63
                          6.0000             489.58
PORTLAND      OR 97220    5                  04/26/05           00
0439332479                05                 06/01/05           0.0000
1001819174                O                  05/01/35
0

9941523       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          2
                          6.6250             512.25             77
                          6.3750             512.25
OKLAHOMA CITY OK 73142    5                  05/17/05           00
0424053577                05                 07/01/05           0.0000
0424053577                N                  06/01/35
0

9941531       E22/U57     F                  92,800.00          ZZ
                          360                92,800.00          1
                          6.1250             473.67             80
                          5.8750             473.67
SALT LAKE CITYUT 84116    1                  05/16/05           00
0424059731                05                 07/01/05           0.0000
0424059731                O                  06/01/35
0

9941571       E22/U57     F                  320,000.00         ZZ
                          360                320,000.00         1
                          6.0000             1918.56            80
                          5.7500             1918.56
SACRAMENTO    CA 95818    5                  05/03/05           00
0424103265                05                 07/01/05           0.0000
0424103265                N                  06/01/35
0

9941577       E22/U57     F                  73,600.00          ZZ
                          360                73,600.00          1
                          6.5000             465.20             80
                          6.2500             465.20
PUEBLO        CO 81004    5                  05/18/05           00
0424106540                05                 07/01/05           0.0000
0424106540                N                  06/01/35
0

9941611       E22/U57     F                  96,000.00          TX
                          360                96,000.00          1
                          7.2500             654.89             80
                          7.0000             654.89
DENTON        TX 76209    5                  05/18/05           00
0424143816                05                 07/01/05           0.0000
0424143816                N                  06/01/35
0

9941619       E22/U57     F                  204,400.00         ZZ
                          360                204,400.00         1
                          6.0000             1022.00            94
                          5.7500             1022.00
COLUMBIAVILLE MI 48421    2                  05/13/05           01
0424147262                05                 07/01/05           30.0000
0424147262                O                  06/01/35
0

9941713       E22/U57     F                  60,000.00          ZZ
                          360                60,000.00          1
                          7.1250             404.23             80
                          6.8750             404.23
JACKSON       MS 39209    1                  05/18/05           00
0424253847                05                 07/01/05           0.0000
0424253847                N                  06/01/35
0

9941751       E22/U57     F                  52,150.00          ZZ
                          360                52,150.00          1
                          6.6250             333.92             95
                          6.3750             333.92
GREENVILLE    SC 29609    1                  05/18/05           10
0423587666                05                 07/01/05           30.0000
0423587666                N                  06/01/35
0

9941789       E22/U57     F                  90,750.00          ZZ
                          360                90,750.00          1
                          7.2500             619.07             90
                          7.0000             619.07
CLINTON       MS 39056    5                  05/18/05           04
0423803543                05                 07/01/05           25.0000
0423803543                N                  06/01/35
0

9941791       E22/U57     F                  89,900.00          ZZ
                          360                89,900.00          1
                          7.2500             613.28             90
                          7.0000             613.28
CLINTON       MS 39056    5                  05/18/05           04
0423805175                05                 07/01/05           25.0000
0423805175                N                  06/01/35
0

9941831       E22/U57     F                  56,000.00          ZZ
                          360                56,000.00          1
                          6.5000             353.96             80
                          6.2500             353.96
CLARKFIELD    MN 56223    5                  05/13/05           00
0423943646                05                 07/01/05           0.0000
0423943646                O                  06/01/35
0

9941901       E82/G02     F                  114,000.00         ZZ
                          360                114,000.00         1
                          6.2500             701.92             20
                          6.0000             701.92
TAHOE CITY    CA 96145    2                  05/11/05           00
0401108154                05                 07/01/05           0.0000
0401108154                O                  06/01/35
0

9942337       E22/G02     F                  225,000.00         ZZ
                          360                225,000.00         1
                          6.5000             1422.15            90
                          6.2500             1422.15
PORTERVILLE   CA 93257    5                  05/10/05           10
0424067213                05                 07/01/05           25.0000
0424067213                O                  06/01/35
0

9942369       E22/U57     F                  64,600.00          ZZ
                          360                64,600.00          1
                          7.3750             446.18             95
                          7.1250             446.18
NEW BERN      NC 28560    1                  05/19/05           04
0424104149                05                 07/01/05           30.0000
0424104149                N                  06/01/35
0

9942393       E22/U57     F                  750,000.00         ZZ
                          360                750,000.00         1
                          6.3750             4679.02            80
                          6.1250             4679.02
DAVIS         CA 95616    1                  05/11/05           00
0424139657                03                 07/01/05           0.0000
0424139657                O                  06/01/35
0

9942397       E22/U57     F                  389,500.00         ZZ
                          360                389,500.00         1
                          6.6250             2494.01            95
                          6.3750             2494.01
GRAND JUNCTIONCO 81503    1                  05/19/05           01
0424140929                03                 07/01/05           30.0000
0424140929                O                  06/01/35
0

9942511       E22/G02     F                  105,000.00         ZZ
                          360                105,000.00         4
                          6.1250             637.99             62
                          5.8750             637.99
NEW ORLEANS   LA 70127    5                  05/19/05           00
0424311132                05                 07/01/05           0.0000
0424311132                N                  06/01/35
0

9942529       E22/G02     F                  54,000.00          ZZ
                          360                54,000.00          1
                          6.5000             341.32             80
                          6.2500             341.32
RICHMOND      VA 23060    1                  05/19/05           00
0423585140                05                 07/01/05           0.0000
0423585140                N                  06/01/35
0

9942533       E22/G02     F                  85,200.00          ZZ
                          360                85,200.00          1
                          6.5000             538.52             80
                          6.2500             538.52
DENTON        TX 76209    1                  05/20/05           00
0423606938                05                 07/01/05           0.0000
0423606938                O                  06/01/35
0

9942579       E22/U57     F                  78,375.00          ZZ
                          360                78,375.00          1
                          6.8750             514.87             95
                          6.6250             514.87
TORRINGTON    CT 06790    1                  05/19/05           04
0424015915                01                 07/01/05           30.0000
0424015915                N                  06/01/35
0

9942603       E82/G02     F                  55,250.00          ZZ
                          360                55,250.00          1
                          6.7500             358.35             90
                          6.5000             358.35
SPARTANBURG   SC 29301    2                  05/18/05           04
0401132774                05                 07/01/05           25.0000
0401132774                O                  06/01/35
0

9942613       E82/G02     F                  112,000.00         ZZ
                          360                112,000.00         1
                          6.3750             698.74             33
                          6.1250             698.74
MOYOCK        NC 27958    2                  05/18/05           00
0401122098                03                 07/01/05           0.0000
0401122098                O                  06/01/35
0

9942653       E82/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.3750             524.05             54
                          6.1250             524.05
SHREWSBURY    PA 17361    2                  05/17/05           00
0401103874                05                 07/01/05           0.0000
0401103874                O                  06/01/35
0

9942661       E82/G02     F                  150,000.00         ZZ
                          360                150,000.00         1
                          6.6250             960.47             29
                          6.3750             960.47
DANA POINT    CA 92629    5                  05/17/05           00
0401124995                01                 07/01/05           0.0000
0401124995                O                  06/01/35
0

9943071       P44/G02     F                  250,000.00         ZZ
                          360                250,000.00         2
                          6.5000             1580.17            80
                          6.2500             1580.17
FISKDALE      MA 01518    5                  05/18/05           00
0439331612                05                 07/01/05           0.0000
0504220000                N                  06/01/35
0

9943619       E22/U57     F                  57,000.00          TX
                          360                57,000.00          1
                          7.0000             379.22             75
                          6.7500             379.22
WICHITA FALLS TX 76306    5                  05/20/05           00
0424219970                05                 07/01/05           0.0000
0424219970                N                  06/01/35
0

9943633       E22/U57     F                  63,000.00          ZZ
                          360                63,000.00          1
                          7.2500             429.77             90
                          7.0000             429.77
FORT WORTH    TX 76119    2                  05/20/05           04
0424238202                05                 07/01/05           25.0000
0424238202                N                  06/01/35
0

9943635       E22/U57     F                  52,200.00          ZZ
                          360                52,200.00          1
                          7.2500             356.10             90
                          7.0000             356.10
FORT WORTH    TX 76105    2                  05/20/05           10
0424238400                05                 07/01/05           25.0000
0424238400                N                  06/01/35
0

9943715       E22/U57     F                  100,690.00         ZZ
                          360                100,611.46         1
                          7.2500             686.88             95
                          7.0000             686.88
N. CHARLESTON SC 29406    1                  04/22/05           04
0423550748                09                 06/01/05           30.0000
0423550748                N                  05/01/35
0

9943813       E22/U57     F                  296,000.00         ZZ
                          360                296,000.00         1
                          5.8750             1750.95            80
                          5.6250             1750.95
MILLIS        MA 02054    5                  05/16/05           00
0423954544                05                 07/01/05           0.0000
0423954544                O                  06/01/35
0

9943863       E22/U57     F                  297,000.00         ZZ
                          360                297,000.00         1
                          7.0000             1975.95            90
                          6.7500             1975.95
SPARKS        NV 89436    5                  05/10/05           01
0424002749                03                 07/01/05           25.0000
0424002749                O                  06/01/35
0

9943869       E22/G02     F                  243,900.00         ZZ
                          360                243,900.00         1
                          6.7500             1581.93            80
                          6.5000             1581.93
MIDLOTHIAN    VA 23114    1                  05/20/05           00
0424011328                05                 07/01/05           0.0000
0424011328                O                  06/01/35
0

9943887       E22/U57     F                  98,100.00          ZZ
                          360                98,100.00          1
                          6.7500             636.27             90
                          6.5000             636.27
CHARLOTTE     NC 28205    1                  05/20/05           04
0424028942                05                 07/01/05           25.0000
0424028942                N                  06/01/35
0

9943929       E22/U57     F                  90,400.00          ZZ
                          360                90,400.00          1
                          6.5000             571.39             80
                          6.2500             571.39
ALBUQUERQUE   NM 87106    5                  05/16/05           00
0424069946                03                 07/01/05           0.0000
0424069946                O                  06/01/35
0

9943957       E22/G02     F                  68,800.00          ZZ
                          360                68,800.00          1
                          6.8750             394.17             80
                          6.6250             394.17
FLORISSANT    MO 63031    2                  05/20/05           00
0424095149                05                 07/01/05           0.0000
0424095149                N                  06/01/35
0

9943969       E22/U57     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.5000             505.65             80
                          6.2500             505.65
LOCKPORT      LA 70374    5                  05/16/05           00
0424101715                05                 07/01/05           0.0000
0424101715                O                  06/01/35
0

9943991       E22/G02     F                  211,500.00         ZZ
                          360                211,500.00         1
                          5.8750             1251.10            58
                          5.6250             1251.10
PUEBLO        CO 81005    2                  05/16/05           00
0424121382                03                 07/01/05           0.0000
0424121382                O                  06/01/35
0

9944107       E82/G02     F                  97,800.00          ZZ
                          360                97,800.00          1
                          6.3750             610.14             59
                          6.1250             610.14
POCONO SUMMIT PA 18346    2                  05/19/05           00
0401123518                03                 07/01/05           0.0000
0401123518                O                  06/01/35
0

9944885       E82/G02     F                  388,000.00         ZZ
                          360                388,000.00         1
                          6.6250             2484.41            56
                          6.3750             2484.41
WESTMINSTER   CA 92683    2                  05/20/05           00
0401123666                05                 07/01/05           0.0000
0401123666                O                  06/01/35
0

9944923       E22/G02     F                  261,500.00         ZZ
                          360                261,500.00         1
                          6.2500             1610.10            89
                          6.0000             1610.10
WOODRUFF      SC 29388    5                  05/17/05           10
0424203818                05                 07/01/05           25.0000
0424203818                O                  06/01/35
0

9944973       E22/G02     F                  157,000.00         ZZ
                          360                157,000.00         4
                          5.8750             928.71             80
                          5.6250             928.71
ALBUQUERQUE   NM 87111    2                  05/19/05           00
0424254944                05                 07/01/05           0.0000
0424254944                N                  06/01/35
0

9944987       E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          6.3750             549.01             80
                          6.1250             549.01
BELLA VISTA   AR 72714    1                  05/23/05           00
0424265627                03                 07/01/05           0.0000
0424265627                O                  06/01/35
0

9945033       E22/G02     F                  196,800.00         ZZ
                          360                196,800.00         1
                          6.2500             1211.73            80
                          6.0000             1211.73
SPANAWAY      WA 98387    1                  05/20/05           00
0423893056                03                 07/01/05           0.0000
0423893056                O                  06/01/35
0

9945039       E22/U57     F                  661,600.00         ZZ
                          360                661,600.00         1
                          6.3750             4127.52            80
                          6.1250             4127.52
TACOMA        WA 98403    1                  05/20/05           00
0423910132                05                 07/01/05           0.0000
0423910132                O                  06/01/35
0

9945043       E22/U57     F                  62,000.00          ZZ
                          360                62,000.00          1
                          7.3750             428.22             71
                          7.1250             428.22
KNIGHDALE     NC 27545    2                  05/23/05           00
0423912443                05                 07/01/05           0.0000
0423912443                N                  06/01/35
0

9945127       E22/G02     F                  72,675.00          ZZ
                          360                72,675.00          2
                          6.5000             459.36             75
                          6.2500             459.36
OKLAHOMA CITY OK 73106    1                  05/23/05           00
0424034650                05                 07/01/05           0.0000
0424034650                N                  06/01/35
0

9945241       E22/G02     F                  377,600.00         ZZ
                          360                377,600.00         1
                          6.1250             2294.34            80
                          5.8750             2294.34
BRYSON CITY   NC 28713    5                  05/18/05           00
0424077816                05                 07/01/05           0.0000
0424077816                O                  06/01/35
0

9945267       E22/U57     F                  497,000.00         ZZ
                          360                497,000.00         1
                          6.6250             3182.35            77
                          6.3750             3182.35
BLOOMFIELD HILMI 48302    2                  05/17/05           00
0424090835                05                 07/01/05           0.0000
0424090835                O                  06/01/35
0

9945293       E22/U57     F                  64,320.00          ZZ
                          360                64,320.00          1
                          6.7500             417.18             80
                          6.5000             417.18
CUT BANK      MT 59427    1                  05/23/05           00
0424103141                05                 07/01/05           0.0000
0424103141                O                  06/01/35
0

9945349       E22/G02     F                  55,900.00          ZZ
                          360                55,900.00          1
                          6.5000             353.33             80
                          6.2500             353.33
JACKSON       MI 49202    1                  05/23/05           00
0424161172                05                 07/01/05           0.0000
0424161172                O                  06/01/35
0

9945373       E22/U57     F                  636,000.00         ZZ
                          360                636,000.00         1
                          6.6250             4072.38            80
                          6.3750             4072.38
LOS ANGELES   CA 90007    1                  05/13/05           00
0424170934                05                 07/01/05           0.0000
0424170934                N                  06/01/35
0

9945379       E22/G02     F                  488,000.00         ZZ
                          360                488,000.00         1
                          6.5000             2643.33            80
                          6.2500             2643.33
EL CAJON      CA 92020    5                  05/16/05           00
0424174563                05                 07/01/05           0.0000
0424174563                O                  06/01/35
0

9946277       808/G02     F                  240,169.00         ZZ
                          360                240,169.00         1
                          6.2500             1250.88            80
                          6.0000             1250.88
FRESNO        CA 93711    1                  04/11/05           00
0439337049                03                 06/01/05           0.0000
91W1002672                O                  05/01/35
0

9946411       025/025     F                  92,850.00          ZZ
                          360                92,558.64          1
                          6.2500             571.69             75
                          6.0000             571.69
EDGEFIELD     SC 29824    2                  02/28/05           00
0031747496                05                 04/01/05           0.0000
0031747496                N                  03/01/35
0

9946419       025/025     F                  100,000.00         ZZ
                          360                99,699.85          1
                          6.0000             599.55             44
                          5.7500             599.55
DORAL         FL 33178    1                  02/28/05           00
0031787831                05                 04/01/05           0.0000
0031787831                O                  03/01/35
0

9946423       025/025     F                  138,800.00         ZZ
                          360                83,413.54          1
                          6.2500             722.92             80
                          6.0000             722.92
ORMOND BEACH  FL 32174    1                  03/10/05           00
0031839343                05                 05/01/05           0.0000
0031839343                O                  04/01/35
0

9946527       025/025     F                  272,000.00         ZZ
                          360                271,183.60         1
                          6.0000             1630.78            80
                          5.7500             1630.78
NORTHBRIDGE   MA 01588    1                  02/28/05           00
0201272085                05                 04/01/05           0.0000
0201272085                O                  03/01/35
0

9946575       025/025     F                  86,296.00          ZZ
                          360                86,296.00          1
                          6.5000             467.44             80
                          6.2500             467.44
BRASELTON     GA 30517    1                  02/24/05           00
0201314507                05                 04/01/05           0.0000
0201314507                N                  03/01/35
0

9946589       025/025     F                  102,100.00         ZZ
                          360                101,800.78         1
                          6.1250             620.37             71
                          5.8750             620.37
LEMOORE       CA 93245    2                  02/04/05           00
0201329356                05                 04/01/05           0.0000
0201329356                O                  03/01/35
0

9946609       025/025     F                  2,000,000.00       ZZ
                          360                1,996,285.36       1
                          6.3750             12477.40           58
                          6.1250             12477.40
ST LOUIS      MO 63124    2                  03/09/05           00
0201338399                05                 05/01/05           0.0000
0201338399                O                  04/01/35
0

9946621       025/025     F                  252,000.00         ZZ
                          360                251,278.92         1
                          6.2500             1551.61            80
                          6.0000             1551.61
FAIRVIEW      TN 37062    2                  02/18/05           00
0201343167                05                 04/01/05           0.0000
0201343167                O                  03/01/35
0

9946623       025/025     F                  945,000.00         ZZ
                          240                941,018.84         1
                          6.2500             6907.27            70
                          6.0000             6907.27
AMHERST       NH 03031    5                  03/08/05           00
0201343605                05                 05/01/05           0.0000
0201343605                O                  04/01/25
0

9946629       025/025     F                  432,300.00         ZZ
                          360                432,300.00         1
                          6.1250             2206.53            80
                          5.8750             2206.53
WINDERMERE    FL 34786    1                  02/28/05           00
0201347697                03                 04/01/05           0.0000
0201347697                O                  03/01/35
0

9946631       025/025     F                  650,000.00         ZZ
                          360                648,425.81         1
                          6.2500             4002.16            73
                          6.0000             4002.16
ST LOUIS      MO 63129    2                  03/16/05           00
0201348414                03                 05/01/05           0.0000
0201348414                O                  04/01/35
0

9946667       025/025     F                  57,000.00          ZZ
                          360                56,848.29          1
                          6.6250             364.98             95
                          6.3750             364.98
GREENVILLE    SC 29611    5                  03/04/05           04
0032213928                05                 04/01/05           30.0000
0032213928                O                  03/01/35
0

9946677       025/025     F                  81,600.00          ZZ
                          360                81,452.06          1
                          6.5000             515.77             80
                          6.2500             515.77
COLUMBIA      SC 29203    5                  03/25/05           00
0032379760                05                 05/01/05           0.0000
0032379760                O                  04/01/35
0

9946697       025/025     F                  80,000.00          ZZ
                          360                79,800.50          1
                          6.5000             505.65             24
                          6.2500             505.65
MARGATE       FL 33063    2                  03/07/05           00
0033558693                05                 05/01/05           0.0000
0033558693                O                  04/01/35
0

9946703       025/025     F                  90,000.00          ZZ
                          360                89,832.85          1
                          7.1250             606.35             90
                          6.8750             606.35
WAKE FOREST   NC 27587    2                  03/11/05           04
0033788753                09                 05/01/05           25.0000
0033788753                O                  04/01/35
0

9946711       025/025     F                  82,400.00          ZZ
                          360                82,235.53          1
                          6.0000             494.03             80
                          5.7500             494.03
GREENVILLE    SC 29673    1                  03/18/05           00
0033834748                05                 05/01/05           0.0000
0033834748                O                  04/01/35
0

9946713       025/025     F                  83,920.00          ZZ
                          360                83,662.06          1
                          5.8750             496.42             80
                          5.6250             496.42
HOLLY SPRINGS NC 27540    1                  02/25/05           00
0033848730                03                 04/01/05           0.0000
0033848730                O                  03/01/35
0

9946737       025/025     F                  77,500.00          ZZ
                          360                77,363.22          1
                          5.8750             379.43             49
                          5.6250             379.43
GERMANTOWN    MD 20874    5                  02/25/05           00
0201356854                01                 04/01/05           0.0000
0201356854                N                  03/01/35
0

9946741       025/025     F                  85,000.00          ZZ
                          360                84,750.88          1
                          6.1250             516.47             59
                          5.8750             516.47
TAFT          CA 93268    5                  02/09/05           00
0201359080                05                 04/01/05           0.0000
0201359080                O                  03/01/35
0

9946753       025/025     F                  304,000.00         ZZ
                          360                303,065.60         1
                          5.8750             1798.27            80
                          5.6250             1798.27
BOULDER CITY  NV 89005    5                  03/07/05           00
0201372331                05                 04/01/05           0.0000
0201372331                O                  03/01/35
0

9946755       025/025     F                  251,750.00         ZZ
                          360                251,096.06         1
                          6.7500             1632.85            95
                          6.5000             1632.85
LAS CRUCES    NM 88005    1                  02/24/05           11
0201373883                05                 04/01/05           30.0000
0201373883                O                  03/01/35
0

9946799       025/025     F                  312,670.00         ZZ
                          360                311,731.51         1
                          6.0000             1874.61            90
                          5.7500             1874.61
KNOXVILLE     TN 37922    1                  02/25/05           11
0201394368                05                 04/01/05           25.0000
0201394368                O                  03/01/35
0

9946809       025/025     F                  400,000.00         ZZ
                          360                398,986.06         1
                          6.8750             2627.72            74
                          6.6250             2627.72
NOKOMIS       FL 34275    1                  02/18/05           00
0201401072                01                 04/01/05           0.0000
0201401072                O                  03/01/35
0

9946811       025/025     F                  310,000.00         ZZ
                          360                310,000.00         2
                          6.0000             1550.00            37
                          5.7500             1550.00
OAKLAND       CA 94618    1                  02/25/05           00
0201401759                05                 04/01/05           0.0000
0201401759                N                  03/01/35
0

9946813       025/025     F                  517,500.00         ZZ
                          360                515,946.75         1
                          6.0000             3102.67            75
                          5.7500             3102.67
CONCORD       CA 94518    5                  02/24/05           00
0201401973                05                 04/01/05           0.0000
0201401973                O                  03/01/35
0

9946825       025/025     F                  90,000.00          ZZ
                          360                89,754.57          1
                          6.5000             568.86             72
                          6.2500             568.86
LINDSAY       CA 93247    5                  02/28/05           00
0201407673                05                 04/01/05           0.0000
0201407673                O                  03/01/35
0

9946855       025/025     F                  252,000.00         T
                          360                251,543.15         1
                          6.5000             1592.81            80
                          6.2500             1592.81
SAINT AUGUSTINFL 32092    1                  03/15/05           00
0201418423                03                 05/01/05           0.0000
0201418423                O                  04/01/35
0

9946857       025/025     F                  69,000.00          ZZ
                          360                68,894.66          1
                          7.3750             476.57             94
                          7.1250             476.57
COUNCIL BLUFFSIA 51501    1                  03/10/05           04
0201419587                05                 05/01/05           30.0000
0201419587                O                  04/01/35
0

9946891       025/025     F                  97,500.00          ZZ
                          360                97,227.66          1
                          6.3750             608.27             67
                          6.1250             608.27
ALBUQUERQUE   NM 87120    1                  02/22/05           00
0201429628                05                 04/01/05           0.0000
0201429628                O                  03/01/35
0

9946901       025/025     F                  88,900.00          ZZ
                          360                88,730.86          1
                          6.2500             547.37             75
                          6.0000             547.37
JACKSONVILLE  FL 32244    1                  03/24/05           00
0201432689                03                 05/01/05           0.0000
0201432689                O                  04/01/35
0

9946911       025/025     F                  102,420.00         T
                          360                102,126.93         1
                          6.2500             630.62             80
                          6.0000             630.62
OCALA         FL 34473    1                  02/28/05           00
0201433307                05                 04/01/05           0.0000
0201433307                O                  03/01/35
0

9946919       025/025     F                  400,000.00         ZZ
                          360                399,201.59         1
                          6.0000             2398.21            77
                          5.7500             2398.21
LA PLATA      MD 20646    1                  03/24/05           00
0201436953                03                 05/01/05           0.0000
0201436953                O                  04/01/35
0

9946923       025/025     F                  100,000.00         ZZ
                          360                99,805.12          1
                          6.1250             607.61             28
                          5.8750             607.61
PENSACOLA BEACFL 32561    5                  02/25/05           00
0201437639                01                 05/01/05           0.0000
0201437639                O                  04/01/35
0

9946925       025/025     F                  340,050.00         ZZ
                          360                339,030.29         1
                          6.2500             2093.75            62
                          6.0000             2093.75
HENDERSON     NV 89052    1                  03/08/05           00
0201438702                03                 05/01/05           0.0000
0201438702                O                  04/01/35
0

9946983       025/025     F                  80,000.00          ZZ
                          360                79,847.78          1
                          6.2500             492.57             60
                          6.0000             492.57
CARPENTERSVILLIL 60110    5                  03/11/05           00
0142863083                05                 05/01/05           0.0000
0142863083                O                  04/01/35
0

9946985       025/025     F                  100,000.00         ZZ
                          360                99,809.64          1
                          6.2500             615.72             77
                          6.0000             615.72
MILAN         IN 47031    2                  03/11/05           00
0142863174                05                 05/01/05           0.0000
0142863174                O                  04/01/35
0

9947037       025/025     F                  91,350.00          ZZ
                          360                91,188.37          3
                          6.6250             584.92             90
                          6.3750             584.92
ALBUQUERQUE   NM 87102    1                  03/23/05           12
0143017127                05                 05/01/05           25.0000
0143017127                O                  04/01/35
0

9947067       025/025     F                  232,000.00         T
                          360                232,000.00         1
                          6.1250             1184.17            80
                          5.8750             1184.17
MONTGOMERY    TX 77356    2                  02/23/05           00
0143059913                03                 04/01/05           0.0000
0143059913                O                  03/01/35
0

9947069       025/025     F                  250,000.00         TX
                          360                249,546.75         1
                          6.5000             1580.17            39
                          6.2500             1580.17
HOUSTON       TX 77024    5                  03/25/05           00
0143060127                05                 05/01/05           0.0000
0143060127                O                  04/01/35
0

9947087       025/025     F                  92,000.00          ZZ
                          360                91,824.96          1
                          6.2500             566.46             80
                          6.0000             566.46
TUCSON        AZ 85716    2                  03/16/05           00
0201446747                01                 05/01/05           0.0000
0201446747                O                  04/01/35
0

9947089       025/025     F                  319,900.00         ZZ
                          360                318,984.65         1
                          6.2500             1969.68            80
                          6.0000             1969.68
TOWNSEND      DE 19734    1                  02/24/05           00
0201447398                03                 04/01/05           0.0000
0201447398                O                  03/01/35
0

9947101       025/025     F                  94,500.00          ZZ
                          360                94,318.22          1
                          7.3750             652.69             90
                          7.1250             652.69
HANFORD       CA 93230    1                  03/15/05           11
0201449642                05                 05/01/05           25.0000
0201449642                N                  04/01/35
0

9947143       025/025     F                  96,000.00          ZZ
                          360                95,817.35          2
                          6.2500             591.09             46
                          6.0000             591.09
BRADENTON     FL 34207    2                  03/11/05           00
0201469350                05                 05/01/05           0.0000
0201469350                N                  04/01/35
0

9947145       025/025     F                  101,600.00         ZZ
                          360                101,262.10         1
                          6.3750             633.85             80
                          6.1250             633.85
HOUSTON       TX 77070    1                  03/21/05           00
0201469699                05                 05/01/05           0.0000
0201469699                O                  04/01/35
0

9947151       025/025     F                  78,000.00          ZZ
                          360                77,999.99          1
                          5.8750             381.87             57
                          5.6250             381.87
COLONIAL HEIGHVA 23834    1                  03/25/05           00
0201473899                05                 05/01/05           0.0000
0201473899                N                  04/01/35
0

9947163       025/025     F                  65,000.00          ZZ
                          360                64,882.15          1
                          6.5000             410.84             62
                          6.2500             410.84
ROANOKE       VA 24019    5                  03/24/05           00
0201483781                05                 05/01/05           0.0000
0201483781                N                  04/01/35
0

9947175       025/025     F                  302,200.00         ZZ
                          360                301,625.02         1
                          6.2500             1860.70            72
                          6.0000             1860.70
HURST         TX 76054    2                  03/20/05           00
0201492998                05                 05/01/05           0.0000
0201492998                O                  04/01/35
0

9947181       025/025     F                  265,000.00         ZZ
                          360                264,458.31         1
                          5.8750             1567.58            64
                          5.6250             1567.58
BAKERSFIELD   CA 93312    1                  03/09/05           00
0201500287                03                 05/01/05           0.0000
0201500287                O                  04/01/35
0

9947183       025/025     F                  290,000.00         ZZ
                          360                289,392.99         1
                          5.7500             1692.36            66
                          5.5000             1692.36
SANTA MARIA   CA 93454    1                  03/10/05           00
0201504206                05                 05/01/05           0.0000
0201504206                O                  04/01/35
0

9947207       025/025     F                  78,000.00          ZZ
                          360                77,886.74          2
                          7.6250             552.08             80
                          7.3750             552.08
INDIANAPOLIS  IN 46208    2                  03/17/05           00
0201526886                05                 05/01/05           0.0000
0201526886                N                  04/01/35
0

9947243       025/025     F                  359,650.00         ZZ
                          360                359,450.00         1
                          6.0000             1798.25            80
                          5.7500             1798.25
ORLANDO       FL 32803    1                  03/18/05           00
0143286201                05                 05/01/05           0.0000
0143286201                O                  04/01/35
0

9947263       025/025     F                  308,000.00         ZZ
                          360                308,000.00         4
                          6.5000             1668.33            80
                          6.2500             1668.33
COEUR D ALENE ID 83815    1                  02/11/05           00
0143300911                05                 04/01/05           0.0000
0143300911                N                  03/01/35
0

9947265       025/025     F                  79,000.00          ZZ
                          360                78,863.59          1
                          6.7500             512.39             70
                          6.5000             512.39
KISSIMMEE     FL 34744    2                  03/21/05           00
0143301372                05                 05/01/05           0.0000
0143301372                N                  04/01/35
0

9947273       025/025     F                  98,000.00          ZZ
                          360                98,000.00          1
                          5.8750             479.79             20
                          5.6250             479.79
MARGATE CITY  NJ 08402    2                  03/24/05           00
0143302586                06                 05/01/05           0.0000
0143302586                O                  04/01/35
0

9947283       025/025     F                  256,000.00         ZZ
                          360                255,175.08         1
                          5.6250             1473.68            80
                          5.3750             1473.68
FOREST        VA 24551    1                  03/04/05           00
0143379048                05                 04/01/05           0.0000
0143379048                O                  03/01/35
0

9947291       025/025     F                  425,000.00         ZZ
                          360                424,210.63         1
                          6.3750             2651.45            71
                          6.1250             2651.45
LONG BEACH    CA 90808    2                  03/25/05           00
0143380442                05                 05/01/05           0.0000
0143380442                O                  04/01/35
0

9947345       025/025     F                  80,750.00          ZZ
                          360                79,774.37          1
                          6.2500             497.19             95
                          6.0000             497.19
MT HOLLY      NC 28120    5                  03/15/05           14
0143107415                05                 05/01/05           30.0000
0143107415                O                  04/01/35
0

9947351       025/025     F                  650,000.00         ZZ
                          360                650,000.00         1
                          6.0000             3250.00            79
                          5.7500             3250.00
CASTLE ROCK   CO 80109    2                  03/24/05           00
0143130334                05                 05/01/05           0.0000
0143130334                O                  04/01/35
0

9947355       025/025     F                  359,650.00         ZZ
                          360                358,914.84         1
                          5.8750             2127.47            80
                          5.6250             2127.47
SAN LORENZO   CA 94580    1                  03/18/05           00
0143139038                05                 05/01/05           0.0000
0143139038                O                  04/01/35
0

9947375       025/025     F                  359,600.00         TX
                          360                357,277.99         1
                          5.8750             2127.17            69
                          5.6250             2127.17
HOUSTON       TX 77062    5                  02/23/05           00
0143151264                03                 04/01/05           0.0000
0143151264                O                  03/01/35
0

9947385       025/025     F                  348,000.00         ZZ
                          360                346,980.09         2
                          6.1250             2114.48            39
                          5.8750             2114.48
SAN JOSE      CA 95129    5                  02/24/05           00
0143153062                05                 04/01/05           0.0000
0143153062                N                  03/01/35
0

9947393       025/025     F                  247,800.00         ZZ
                          360                247,800.00         1
                          5.8750             1213.19            71
                          5.6250             1213.19
JACKSONVILLE  FL 32256    2                  02/22/05           00
0143156024                05                 04/01/05           0.0000
0143156024                O                  03/01/35
0

9947395       025/025     F                  354,375.00         ZZ
                          360                354,375.00         1
                          5.7500             1698.05            75
                          5.5000             1698.05
FT LAUDERDALE FL 33308    1                  03/07/05           00
0143156974                05                 05/01/05           0.0000
0143156974                O                  04/01/35
0

9947401       025/025     F                  415,500.00         ZZ
                          360                414,252.86         1
                          6.0000             2491.13            40
                          5.7500             2491.13
HAYWARD       CA 94542    2                  02/28/05           00
0143157600                05                 04/01/05           0.0000
0143157600                O                  03/01/35
0

9947405       025/025     F                  277,600.00         ZZ
                          360                277,032.56         1
                          5.8750             1642.11            80
                          5.6250             1642.11
NORCROSS      GA 30092    1                  03/18/05           00
0143157816                05                 05/01/05           0.0000
0143157816                O                  04/01/35
0

9947455       025/025     F                  73,150.00          ZZ
                          360                72,973.45          1
                          7.1250             492.83             95
                          6.8750             492.83
SALTVILLE     VA 24370    5                  02/28/05           11
0143164119                05                 04/01/05           30.0000
0143164119                O                  03/01/35
0

9947483       025/025     F                  264,000.00         ZZ
                          360                263,460.36         1
                          5.8750             1561.66            80
                          5.6250             1561.66
DENVER        CO 80209    1                  03/23/05           00
0143166650                05                 05/01/05           0.0000
0143166650                O                  04/01/35
0

9947501       025/025     F                  98,500.00          ZZ
                          360                98,293.83          2
                          5.7500             574.82             77
                          5.5000             574.82
SYRACUSE      NY 13210    2                  03/25/05           00
0143168441                05                 05/01/05           0.0000
0143168441                N                  04/01/35
0

9947527       025/025     F                  386,000.00         ZZ
                          360                386,000.00         1
                          6.2500             2010.42            72
                          6.0000             2010.42
SCOTTSDALE    AZ 85254    1                  02/25/05           00
0143183382                05                 04/01/05           0.0000
0143183382                O                  03/01/35
0

9947529       025/025     F                  64,000.00          ZZ
                          360                63,701.32          1
                          6.7500             360.00             80
                          6.5000             360.00
TEMPE         AZ 85282    1                  02/28/05           00
0143184232                01                 04/01/05           0.0000
0143184232                N                  03/01/35
0

9947535       025/025     F                  94,000.00          ZZ
                          360                94,000.00          1
                          6.2500             489.58             42
                          6.0000             489.58
GILBERT       AZ 85234    1                  03/02/05           00
0143184307                03                 04/01/05           0.0000
0143184307                N                  03/01/35
0

9947569       025/025     F                  101,600.00         ZZ
                          360                101,302.21         1
                          6.1250             617.33             80
                          5.8750             617.33
MADRAS        OR 97741    1                  02/28/05           00
0143264364                05                 04/01/05           0.0000
0143264364                O                  03/01/35
0

9947595       025/025     F                  275,000.00         ZZ
                          360                274,464.07         1
                          6.1250             1670.93            44
                          5.8750             1670.93
MIAMI         FL 33165    2                  03/14/05           00
0029657210                05                 05/01/05           0.0000
0029657210                O                  04/01/35
0

9947599       025/025     F                  64,000.00          ZZ
                          360                63,907.06          1
                          7.6250             452.99             80
                          7.3750             452.99
MACON         GA 31204    5                  03/17/05           00
0029693694                05                 05/01/05           0.0000
0029693694                N                  04/01/35
0

9947619       025/025     F                  211,200.00         T
                          360                211,200.00         1
                          6.1250             1078.00            80
                          5.8750             1078.00
BLUE RIDGE    GA 30513    1                  03/25/05           00
0030369334                05                 05/01/05           0.0000
0030369334                O                  04/01/35
0

9947657       025/025     F                  350,000.00         ZZ
                          360                348,820.60         1
                          5.8750             2070.38            70
                          5.6250             2070.38
TALENT        OR 97540    5                  02/22/05           00
0143264810                05                 04/01/05           0.0000
0143264810                O                  03/01/35
0

9947669       025/025     F                  296,000.00         ZZ
                          360                295,090.18         1
                          5.8750             1750.95            80
                          5.6250             1750.95
BEND          OR 97702    1                  02/25/05           00
0143265916                03                 04/01/05           0.0000
0143265916                O                  03/01/35
0

9947675       025/025     F                  223,200.00         ZZ
                          360                222,497.52         1
                          5.7500             1302.53            80
                          5.5000             1302.53
YACOLT        WA 98675    1                  03/01/05           00
0143266237                05                 04/01/05           0.0000
0143266237                O                  03/01/35
0

9947699       025/025     F                  93,600.00          ZZ
                          360                93,344.76          1
                          6.5000             591.62             80
                          6.2500             591.62
HALLANDALE BEAFL 33009    5                  02/23/05           00
0143284164                01                 04/01/05           0.0000
0143284164                O                  03/01/35
0

9947709       T08/G02     F                  89,300.00          ZZ
                          360                89,300.00          1
                          7.2500             609.18             95
                          7.0000             609.18
TAMPA         FL 33634    1                  05/12/05           11
0439350174                09                 07/01/05           30.0000
11094575                  N                  06/01/35
0

9947711       T08/G02     F                  960,000.00         ZZ
                          360                960,000.00         1
                          6.2500             5000.00            80
                          6.0000             5000.00
SOUTHWEST RANCFL 33332    1                  05/13/05           00
0439350968                03                 07/01/05           0.0000
11250542                  O                  06/01/35
0

9947715       T08/G02     F                  375,000.00         ZZ
                          360                375,000.00         1
                          5.8750             2218.27            60
                          5.6250             2218.27
LA VERNE      CA 91750    5                  04/29/05           00
0439349861                05                 07/01/05           0.0000
45200050                  O                  06/01/35
0

9947733       T08/G02     F                  67,500.00          ZZ
                          360                67,500.00          1
                          7.0000             449.08             90
                          6.7500             449.08
TUCSON        AZ 85706    1                  05/03/05           11
0439349937                05                 07/01/05           25.0000
12152413                  N                  06/01/35
0

9947767       T08/G02     F                  500,000.00         ZZ
                          360                499,536.90         1
                          6.3750             3119.35            75
                          6.1250             3119.35
SOUTH DARTMOUTMA 02748    5                  04/28/05           00
0439350398                05                 06/01/05           0.0000
132314095                 O                  05/01/35
0

9947811       T08/G02     F                  458,850.00         ZZ
                          360                458,850.00         1
                          7.2500             3130.17            95
                          7.0000             3130.17
KISSIMMEE     FL 34746    1                  05/13/05           11
0439350166                05                 07/01/05           30.0000
110111782                 O                  06/01/35
0

9947857       T08/G02     F                  89,600.00          ZZ
                          360                89,600.00          1
                          7.0000             596.11             80
                          6.7500             596.11
HOUMA         LA 70364    1                  05/06/05           00
0439349440                05                 07/01/05           0.0000
45050004                  O                  06/01/35
0

9947873       T08/G02     F                  93,500.00          ZZ
                          360                93,500.00          1
                          5.6250             538.24             41
                          5.3750             538.24
BAKERSFIELD   CA 93312    2                  05/06/05           00
0439350844                05                 07/01/05           0.0000
45190013                  O                  06/01/35
0

9948917       E82/G02     F                  66,800.00          ZZ
                          360                66,800.00          1
                          6.6250             427.73             86
                          6.3750             427.73
YORKTOWN      IN 47396    2                  05/17/05           04
0401129713                05                 07/01/05           25.0000
0401129713                O                  06/01/35
0

9949053       X05/G02     F                  341,250.00         ZZ
                          360                341,250.00         1
                          6.0000             2045.97            75
                          5.7500             2045.97
EL CAJON      CA 92021    1                  05/16/05           00
0439341009                05                 07/01/05           0.0000
015050054                 O                  06/01/35
0

9949055       X05/G02     F                  391,070.00         ZZ
                          360                391,070.00         1
                          5.8750             2313.33            70
                          5.6250             2313.33
FOLSOM        CA 95630    1                  05/11/05           00
0439341512                03                 07/01/05           0.0000
17504087                  O                  06/01/35
0

9949057       X05/G02     F                  307,500.00         ZZ
                          360                307,500.00         1
                          5.8750             1818.98            64
                          5.6250             1818.98
SALINAS       CA 93906    5                  05/11/05           00
0439341686                05                 07/01/05           0.0000
07584182                  O                  06/01/35
0

9949187       E22/G02     F                  147,250.00         ZZ
                          360                147,250.00         2
                          6.7500             955.06             95
                          6.5000             955.06
SPOKANE VALLEYWA 99212    1                  05/18/05           01
0423667476                05                 07/01/05           30.0000
0423667476                O                  06/01/35
0

9949301       E22/U57     F                  67,920.00          ZZ
                          360                67,920.00          1
                          7.0000             451.87             80
                          6.7500             451.87
FORT MYERS    FL 33901    1                  05/24/05           00
0424093201                05                 07/01/05           0.0000
0424093201                N                  06/01/35
0

9949525       E22/U57     F                  52,250.00          ZZ
                          360                52,250.00          1
                          7.6250             369.82             95
                          7.3750             369.82
ORANGE        TX 77630    1                  05/24/05           04
0424246015                05                 07/01/05           30.0000
0424246015                N                  06/01/35
0

9949533       E22/G02     F                  150,337.00         ZZ
                          360                150,337.00         1
                          6.6250             962.62             95
                          6.3750             962.62
LAUREL        MS 39443    1                  05/24/05           10
0424254886                05                 07/01/05           30.0000
0424254886                O                  06/01/35
0

9949597       E22/G02     F                  102,000.00         ZZ
                          360                102,000.00         1
                          6.2500             628.03             68
                          6.0000             628.03
FARMERS BRANCHTX 75234    1                  05/24/05           00
0424338234                05                 07/01/05           0.0000
0424338234                O                  06/01/35
0

9949603       E22/U57     F                  56,800.00          ZZ
                          360                56,800.00          1
                          6.5000             359.01             80
                          6.2500             359.01
KNOXVILLE     TN 37917    1                  05/24/05           00
0424350080                05                 07/01/05           0.0000
0424350080                O                  06/01/35
0

9949675       808/G02     F                  216,750.00         ZZ
                          360                216,750.00         1
                          5.8750             1061.17            75
                          5.6250             1061.17
FRESNO        CA 93705    1                  04/05/05           00
0439336652                05                 06/01/05           0.0000
9108001                   O                  05/01/35
0

9949895       P01/G02     F                  54,000.00          ZZ
                          360                54,000.00          3
                          7.3750             372.96             90
                          7.1250             372.96
AMSTERDAM     NY 12010    1                  05/13/05           10
0439344417                05                 07/01/05           25.0000
05001305                  N                  06/01/35
0

9950079       E82/G02     F                  62,300.00          ZZ
                          360                62,300.00          1
                          6.3750             388.67             76
                          6.1250             388.67
DETROIT       MI 48228    2                  05/25/05           00
0401098237                05                 07/01/05           0.0000
0401095237                N                  06/01/35
0

9950087       E82/G02     F                  92,650.00          ZZ
                          360                92,650.00          1
                          6.7500             600.93             90
                          6.5000             600.93
EL PASO       TX 79936    2                  05/23/05           04
0401127782                05                 07/01/05           25.0000
0401127782                O                  06/01/35
0

9950135       E22/G02     F                  365,000.00         ZZ
                          360                365,000.00         1
                          6.5000             2307.05            67
                          6.2500             2307.05
NEWTOWN SQUAREPA 19073    1                  05/25/05           00
0423878826                05                 07/01/05           0.0000
0423878826                O                  06/01/35
0

9950595       W08/G02     F                  98,000.00          ZZ
                          360                98,000.00          1
                          6.2500             510.42             66
                          6.0000             510.42
MIAMI         FL 33175    2                  05/24/05           00
0439346081                08                 07/01/05           0.0000
056742M                   N                  06/01/35
0

9951373       808/G02     F                  400,000.00         ZZ
                          360                399,130.99         1
                          6.5000             2528.28            70
                          6.2500             2528.28
BELLFLOWER    CA 90706    5                  03/16/05           00
0439342296                05                 05/01/05           0.0000
9338040                   O                  04/01/35
0

9951637       T29/G02     F                  83,000.00          T
                          360                83,000.00          1
                          6.5000             524.62             46
                          6.2500             524.62
ALPINE        AZ 85920    1                  05/05/05           00
0439344490                05                 07/01/05           0.0000
0001612632                O                  06/01/35
0

9951651       E44/G02     F                  76,792.00          ZZ
                          360                76,792.00          1
                          6.2500             472.82             80
                          6.0000             472.82
OGDEN         UT 84401    1                  05/10/05           00
0439344904                05                 07/01/05           0.0000
57050012                  O                  06/01/35
0

9951667       X05/G02     F                  73,550.00          ZZ
                          360                73,550.00          1
                          6.5000             464.89             80
                          6.2500             464.89
ALBUQUERQUE   NM 87113    1                  05/16/05           00
0439340324                01                 07/01/05           0.0000
6055045                   O                  06/01/35
0

9951697       Z51/E72     F                  232,350.00         ZZ
                          360                231,844.94         1
                          6.0000             1393.06            80
                          5.7500             1393.06
HUNT VALLEY   MD 21030    1                  03/31/05           00
360000744                 08                 05/01/05           0.0000
777002573                 O                  04/01/35
0

9951703       Z51/E72     F                  292,000.00         ZZ
                          360                291,374.21         1
                          5.6250             1680.92            58
                          5.3750             1680.92
LOS ANGELES(VACA 91405    2                  03/08/05           00
360000957                 05                 05/01/05           0.0000
777004195                 O                  04/01/35
0

9951705       Z51/E72     F                  555,000.00         T
                          360                554,194.06         1
                          7.6250             3928.26            75
                          7.3750             3928.26
NORTH MIAMI BEFL 33160    1                  04/05/05           00
360001045                 06                 05/01/05           0.0000
777004062                 O                  04/01/35
0

9951719       Z51/E72     F                  95,600.00          ZZ
                          360                95,517.69          1
                          6.7500             620.06             80
                          6.5000             620.06
HOUSTON       TX 77088    1                  04/21/05           00
360001196                 05                 06/01/05           0.0000
777004077                 O                  05/01/35
0

9951741       Z51/E72     F                  367,200.00         ZZ
                          360                366,947.30         1
                          7.8750             2662.45            90
                          7.6250             2662.45
RICHMOND HILL NY 11419    1                  04/22/05           12
360001185                 05                 06/01/05           25.0000
777004414                 O                  05/01/35
0

9951753       Z51/E72     F                  1,000,000.00       ZZ
                          360                999,139.02         1
                          6.7500             6485.98            80
                          6.5000             6485.98
THOUSAND OAKS CA 91362    1                  04/08/05           00
360001014                 05                 06/01/05           0.0000
777004250                 O                  05/01/35
0

9952057       A11/G02     F                  94,750.00          ZZ
                          360                94,750.00          1
                          6.3750             503.36             75
                          6.1250             503.36
CODY          WY 82414    2                  05/09/05           00
0439346677                05                 07/01/05           0.0000
4675014022                O                  06/01/35
0

9952061       A11/G02     F                  93,800.00          ZZ
                          360                93,800.00          1
                          6.7500             527.63             78
                          6.5000             527.63
WEST FARGO    ND 58078    2                  04/28/05           00
0439344664                05                 07/01/05           0.0000
4674893600                O                  06/01/35
0

9952637       808/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.0000             1480.00            68
                          5.7500             1480.00
TEMECULA      CA 92591    2                  04/07/05           00
0439349051                05                 06/01/05           0.0000
9905663                   O                  05/01/35
0

9952739       A11/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.6250             480.24             77
                          6.3750             480.24
MANSURA       LA 71350    5                  05/04/05           00
0439345752                05                 07/01/05           0.0000
4874794006                O                  06/01/35
0

9952751       A11/G02     F                  72,800.00          ZZ
                          360                72,800.00          2
                          6.3750             454.18             80
                          6.1250             454.18
DETROIT       MI 48209    1                  05/06/05           00
0439344185                05                 07/01/05           0.0000
1174801247                O                  06/01/35
0

9952755       A11/G02     F                  95,200.00          ZZ
                          360                95,200.00          1
                          6.6250             525.58             80
                          6.3750             525.58
CLINTON TOWNSHMI 48036    5                  05/09/05           00
0439341082                01                 07/01/05           0.0000
4674641971                O                  06/01/35
0

9952777       A11/G02     F                  76,150.00          ZZ
                          360                76,081.16          1
                          6.5000             481.32             85
                          6.2500             481.32
PHILADELPHIA  PA 19124    5                  04/19/05           04
0439346610                07                 06/01/05           20.0000
4674794025                O                  05/01/35
0

9952783       A11/G02     F                  76,000.00          ZZ
                          360                75,923.08          1
                          6.0000             455.66             80
                          5.7500             455.66
WARREN        MI 48089    2                  05/02/05           00
0439345968                05                 06/01/05           0.0000
1175040504                O                  05/01/35
0

9952791       A11/G02     F                  94,050.00          ZZ
                          360                94,050.00          1
                          6.8750             617.85             95
                          6.6250             617.85
DEARBORN HEIGHMI 48127    2                  05/09/05           12
0439345679                01                 07/01/05           30.0000
4691312667                O                  06/01/35
0

9952845       U85/G02     F                  58,000.00          ZZ
                          360                58,000.00          1
                          6.2500             357.12             71
                          6.0000             357.12
FULTON        IL 61252    5                  05/25/05           00
0439346099                05                 07/01/05           0.0000
0505032161                O                  06/01/35
0

9953103       E22/G02     F                  250,000.00         ZZ
                          360                250,000.00         1
                          6.1250             1519.03            57
                          5.8750             1519.03
BOCA RATON    FL 33432    1                  05/26/05           00
0423930221                08                 07/01/05           0.0000
0423930221                O                  06/01/35
0

9953105       E22/G02     F                  81,600.00          TX
                          360                81,600.00          1
                          6.8750             536.05             80
                          6.6250             536.05
AMARILLO      TX 79109    5                  05/26/05           00
0423945294                07                 07/01/05           0.0000
0423945294                N                  06/01/35
0

9953109       E22/G02     F                  102,704.00         ZZ
                          360                102,704.00         1
                          6.2500             632.37             80
                          6.0000             632.37
EDMOND        OK 73003    1                  05/26/05           00
0423956176                09                 07/01/05           0.0000
0423956176                O                  06/01/35
0

9953173       E22/G02     F                  99,000.00          ZZ
                          360                99,000.00          3
                          6.8750             650.36             90
                          6.6250             650.36
GREENFIELD    IN 46140    1                  05/26/05           04
0424101483                05                 07/01/05           25.0000
0424101483                N                  06/01/35
0

9957401       E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          4
                          6.3750             561.48             75
                          6.1250             561.48
SPOKANE       WA 99217    1                  05/23/05           00
0424103935                05                 07/01/05           0.0000
0424103935                N                  06/01/35
0

9958935       H49/G02     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.8750             551.05             79
                          7.6250             551.05
CHICAGO       IL 60636    5                  05/19/05           00
0439349564                05                 07/01/05           0.0000
641207                    N                  06/01/35
0

9959091       H58/G02     F                  336,000.00         ZZ
                          360                336,000.00         1
                          5.8750             1645.00            80
                          5.6250             1645.00
COARSEGOLD    CA 93614    1                  04/01/05           00
0439361429                03                 06/01/05           0.0000
290014                    O                  05/01/35
0

9959099       H58/G02     F                  700,000.00         ZZ
                          360                700,000.00         1
                          6.1250             4253.28            43
                          5.8750             4253.28
ALAMO         CA 94507    1                  05/03/05           00
0439357393                05                 07/01/05           0.0000
297486                    O                  06/01/35
0

9959103       H58/G02     F                  448,264.00         ZZ
                          360                447,838.67         1
                          6.2500             2760.04            80
                          6.0000             2760.04
DISCOVERY BAY CA 94514    1                  04/28/05           00
0439355447                03                 06/01/05           0.0000
297276                    O                  05/01/35
0

9959107       H58/G02     F                  319,200.00         ZZ
                          360                319,200.00         2
                          7.0000             2123.65            80
                          6.7500             2123.65
VALLEJO       CA 94590    1                  05/11/05           00
0439358391                05                 07/01/05           0.0000
298514                    N                  06/01/35
0

9959111       H58/G02     F                  404,000.00         ZZ
                          360                404,000.00         1
                          5.8750             2389.81            77
                          5.6250             2389.81
SAN PABLO     CA 94806    2                  05/10/05           00
0439357708                03                 07/01/05           0.0000
297348                    O                  06/01/35
0

9959117       H58/G02     F                  383,500.00         ZZ
                          360                383,500.00         1
                          6.1250             2330.19            35
                          5.8750             2330.19
GILROY        CA 95020    2                  05/05/05           00
0439366964                05                 07/01/05           0.0000
299172                    O                  06/01/35
0

9959119       H58/G02     F                  531,000.00         ZZ
                          360                531,000.00         1
                          6.0000             3183.61            73
                          5.7500             3183.61
WATSONVILLE   CA 95076    5                  05/04/05           00
0439363763                05                 07/01/05           0.0000
295550                    O                  06/01/35
0

9959141       H58/G02     F                  308,000.00         ZZ
                          360                308,000.00         1
                          6.0000             1846.62            80
                          5.7500             1846.62
OAKDALE       CA 95361    1                  05/04/05           00
0439357633                05                 07/01/05           0.0000
295520                    O                  06/01/35
0

9959159       H58/G02     F                  392,348.00         ZZ
                          360                392,348.00         1
                          6.2500             2415.75            80
                          6.0000             2415.75
SACRAMENTO    CA 95835    1                  05/09/05           00
0439380304                05                 07/01/05           0.0000
293637                    O                  06/01/35
0

9959183       H58/G02     F                  74,000.00          ZZ
                          360                74,000.00          1
                          6.7500             479.96             56
                          6.5000             479.96
PORTLAND      OR 97217    5                  05/03/05           00
0439365354                05                 07/01/05           0.0000
288444                    N                  06/01/35
0

9959209       H58/G02     F                  94,400.00          ZZ
                          360                94,400.00          1
                          6.0000             565.98             80
                          5.7500             565.98
WATERVILLE    WA 98858    5                  05/12/05           00
0439362922                05                 07/01/05           0.0000
300509                    O                  06/01/35
0

9959215       H58/G02     F                  55,000.00          ZZ
                          360                54,950.28          1
                          6.5000             347.64             79
                          6.2500             347.64
COLUMBUS      OH 43204    1                  04/13/05           00
0439354200                03                 06/01/05           0.0000
279172                    O                  05/01/35
0

9959219       H58/G02     F                  76,400.00          ZZ
                          360                76,400.00          2
                          7.0000             508.29             80
                          6.7500             508.29
ARLINGTON     TX 76012    1                  05/13/05           00
0439357682                05                 07/01/05           0.0000
302251                    N                  06/01/35
0

9959239       H58/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.1250             2430.44            80
                          5.8750             2430.44
PHOENIX       AZ 85018    1                  05/06/05           00
0439358581                05                 07/01/05           0.0000
297023                    O                  06/01/35
0

9959295       H58/G02     F                  253,600.00         ZZ
                          360                253,600.00         1
                          6.2500             1320.83            80
                          6.0000             1320.83
RIVERSIDE     CA 92506    1                  03/24/05           00
0439363862                01                 05/01/05           0.0000
288187                    O                  04/01/35
0

9959297       H58/G02     F                  296,250.00         ZZ
                          360                296,250.00         1
                          6.1250             1800.05            75
                          5.8750             1800.05
PACOIMA       CA 91331    5                  05/10/05           00
0439355959                05                 07/01/05           0.0000
296012                    N                  06/01/35
0

9959301       H58/G02     F                  335,000.00         ZZ
                          360                334,666.51         1
                          6.0000             2008.49            77
                          5.7500             2008.49
ONTARIO       CA 91761    1                  04/25/05           00
0439358763                05                 06/01/05           0.0000
286707                    O                  05/01/35
0

9959401       U05/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          6.8750             578.10             80
                          6.6250             578.10
PALM BAY      FL 32905    1                  05/25/05           00
0439354705                05                 07/01/05           0.0000
3000751214                N                  06/01/35
0

9959551       P01/G02     F                  84,080.00          ZZ
                          360                84,080.00          1
                          6.6250             538.37             77
                          6.3750             538.37
QUEENSBURY    NY 12804    1                  05/23/05           00
0439350034                05                 07/01/05           0.0000
05002030                  O                  06/01/35
0

9959705       E22/G02     F                  90,000.00          ZZ
                          360                90,000.00          1
                          5.8750             532.38             86
                          5.6250             532.38
NEW ORLEANS   LA 70117    5                  05/24/05           04
0424274785                05                 07/01/05           25.0000
0424274785                O                  06/01/35
0

9959919       E22/G02     F                  80,500.00          ZZ
                          360                80,500.00          1
                          6.5000             508.81             75
                          6.2500             508.81
MILLINGTON    TN 38053    2                  05/31/05           00
0423913540                05                 07/01/05           0.0000
0423913540                N                  06/01/35
0

9959921       E22/G02     F                  63,000.00          ZZ
                          360                63,000.00          1
                          6.5000             398.20             71
                          6.2500             398.20
MEMPHIS       TN 38111    2                  05/31/05           00
0423913573                05                 07/01/05           0.0000
0423913573                N                  06/01/35
0

9959923       E22/G02     F                  80,500.00          ZZ
                          360                80,500.00          1
                          6.5000             508.81             75
                          6.2500             508.81
MILLINGTON    TN 38053    2                  05/31/05           00
0423913599                05                 07/01/05           0.0000
0423913599                N                  06/01/35
0

9959925       E22/G02     F                  79,000.00          ZZ
                          360                79,000.00          1
                          6.5000             499.33             72
                          6.2500             499.33
MILLINGTON    TN 38053    2                  05/31/05           00
0423913656                05                 07/01/05           0.0000
0423913656                N                  06/01/35
0

9959927       E22/G02     F                  79,400.00          ZZ
                          360                79,400.00          1
                          6.5000             501.86             73
                          6.2500             501.86
MILLINGTON    TN 38053    2                  05/31/05           00
0423913706                05                 07/01/05           0.0000
0423913706                N                  06/01/35
0

9959929       E22/G02     F                  79,000.00          ZZ
                          360                79,000.00          1
                          6.5000             499.33             73
                          6.2500             499.33
MILLINGTON    TN 38053    2                  05/31/05           00
0423913763                05                 07/01/05           0.0000
0423913763                N                  06/01/35
0

9959931       E22/G02     F                  80,500.00          ZZ
                          360                80,500.00          1
                          6.5000             508.81             75
                          6.2500             508.81
MILLINGTON    TN 38053    2                  05/31/05           00
0423913771                05                 07/01/05           0.0000
0423913771                N                  06/01/35
0

9959935       E22/G02     F                  56,500.00          ZZ
                          360                56,500.00          1
                          6.5000             357.12             71
                          6.2500             357.12
MEMPHIS       TN 38127    2                  05/31/05           00
0423913847                05                 07/01/05           0.0000
0423913847                N                  06/01/35
0

9959991       E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          6.8750             495.00             80
                          6.6250             495.00
WEST PALM BEACFL 33409    1                  05/31/05           00
0424335198                01                 07/01/05           0.0000
0424335198                N                  06/01/35
0

9960087       E22/G02     F                  69,300.00          ZZ
                          360                69,300.00          1
                          6.5000             438.02             90
                          6.2500             438.02
ALTOONA       PA 16601    5                  05/25/05           01
0424386035                05                 07/01/05           25.0000
0424386035                O                  06/01/35
0

9960189       E22/G02     F                  230,850.00         ZZ
                          360                230,850.00         1
                          6.8750             1516.52            95
                          6.6250             1516.52
KECHI         KS 67067    5                  05/24/05           10
0424030849                05                 07/01/05           30.0000
0424030849                O                  06/01/35
0

9960299       E22/G02     F                  87,450.00          ZZ
                          360                87,450.00          2
                          7.0000             510.13             75
                          6.7500             510.13
CHESAPEAKE    VA 23324    1                  05/31/05           00
0424123503                05                 07/01/05           0.0000
0424123503                N                  06/01/35
0

9960401       E22/G02     F                  65,875.00          ZZ
                          360                65,875.00          1
                          7.1250             443.81             88
                          6.8750             443.81
OKLAHOMA CITY OK 73110    5                  05/25/05           10
0424174597                05                 07/01/05           25.0000
0424174597                O                  06/01/35
0

9960521       E22/G02     F                  67,500.00          ZZ
                          360                67,500.00          4
                          6.8750             386.72             75
                          6.6250             386.72
SPRINGFIELD   IL 62704    2                  05/31/05           00
0424215978                05                 07/01/05           0.0000
0424215978                N                  06/01/35
0

9960539       E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          6.8750             495.00             80
                          6.6250             495.00
WEST PALM BEACFL 33409    1                  05/31/05           00
0424222495                01                 07/01/05           0.0000
0424222495                N                  06/01/35
0

9960551       E22/G02     F                  62,300.00          ZZ
                          360                62,300.00          1
                          6.8750             409.27             89
                          6.6250             409.27
HARTSELLE     AL 35640    5                  05/25/05           01
0424229631                05                 07/01/05           25.0000
0424229631                O                  06/01/35
0

9960575       E22/G02     F                  65,700.00          ZZ
                          360                65,700.00          1
                          7.0000             437.10             90
                          6.7500             437.10
PHILADELPHIA  PA 19142    1                  05/26/05           10
0424240372                07                 07/01/05           25.0000
0424240372                N                  06/01/35
0

9960577       E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          6.8750             495.00             80
                          6.6250             495.00
WEST PALM BEACFL 33417    1                  05/31/05           00
0424240760                01                 07/01/05           0.0000
0424240760                N                  06/01/35
0

9960581       E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          6.8750             366.67             80
                          6.6250             366.67
WEST PALM BEACFL 33409    1                  05/31/05           00
0424241149                01                 07/01/05           0.0000
0424241149                N                  06/01/35
0

9960583       E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          6.8750             495.00             80
                          6.6250             495.00
WEST PALM BEACFL 33417    1                  05/31/05           00
0424241313                01                 07/01/05           0.0000
0424241313                N                  06/01/35
0

9960585       E22/G02     F                  62,400.00          ZZ
                          360                62,400.00          1
                          6.8750             357.50             80
                          6.6250             357.50
WEST PALM BEACFL 33409    1                  05/31/05           00
0424241610                01                 07/01/05           0.0000
0424241610                N                  06/01/35
0

9960587       E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          6.8750             495.00             80
                          6.6250             495.00
WEST PALM BEACFL 33409    1                  05/31/05           00
0424241743                01                 07/01/05           0.0000
0424241743                N                  06/01/35
0

9960601       E22/G02     F                  63,000.00          ZZ
                          240                63,000.00          1
                          6.8750             483.72             90
                          6.6250             483.72
WEST MEMPHIS  AR 72301    1                  05/31/05           10
0424245652                05                 07/01/05           25.0000
0424245652                N                  06/01/25
0

9961027       944/G02     F                  396,000.00         ZZ
                          360                395,596.26         1
                          5.8750             2342.49            80
                          5.6250             2342.49
WINTERS       CA 95694    5                  04/21/05           00
0439355306                05                 06/01/05           0.0000
1001819670                O                  05/01/35
0

9961889       U85/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          7.1250             646.77             80
                          6.8750             646.77
KANSAS CITY   MO 64112    5                  05/24/05           00
0439351479                01                 07/01/05           0.0000
05050119334               O                  06/01/35
0

9962551       E22/G02     F                  69,600.00          ZZ
                          360                69,600.00          2
                          6.5000             439.92             80
                          6.2500             439.92
PUEBLO        CO 81004    2                  06/01/05           00
0424078053                05                 07/01/05           0.0000
0424078053                N                  06/01/35
0

9962643       E22/G02     F                  53,500.00          ZZ
                          360                53,500.00          1
                          7.0000             355.94             80
                          6.7500             355.94
PARK HILLS    MO 63601    5                  06/01/05           00
0424212249                05                 07/01/05           0.0000
0424212249                N                  06/01/35
0

9962699       E22/G02     F                  85,500.00          ZZ
                          360                85,500.00          1
                          6.6250             472.03             75
                          6.3750             472.03
CONCORD       NC 28027    1                  06/01/05           00
0424269389                05                 07/01/05           0.0000
0424269389                N                  06/01/35
0

9964149       944/G02     F                  376,000.00         ZZ
                          360                376,000.00         1
                          5.8750             2224.18            80
                          5.6250             2224.18
ELK GROVE     CA 95757    5                  05/05/05           00
0439354226                05                 07/01/05           0.0000
1001824075                O                  06/01/35
0

9964151       944/G02     F                  400,000.00         ZZ
                          360                400,000.00         1
                          6.1250             2430.44            79
                          5.8750             2430.44
DOYLESTOWN    PA 18901    5                  05/11/05           00
0439354945                05                 07/01/05           0.0000
1001824246                O                  06/01/35
0

9964405       E22/G02     F                  76,500.00          ZZ
                          360                76,500.00          4
                          7.0000             508.96             90
                          6.7500             508.96
WACO          TX 76707    1                  06/02/05           10
0423659952                05                 07/01/05           25.0000
0423659952                N                  06/01/35
0

9964451       E22/G02     F                  736,000.00         ZZ
                          360                736,000.00         1
                          6.1250             4472.01            80
                          5.8750             4472.01
NOVATO        CA 94949    2                  05/23/05           00
0423952241                05                 07/01/05           0.0000
0423952241                O                  06/01/35
0

9964467       E22/G02     F                  215,920.00         ZZ
                          360                215,920.00         1
                          6.3750             1147.08            80
                          6.1250             1147.08
TAMPA         FL 33616    1                  06/02/05           00
0424014678                05                 07/01/05           0.0000
0424014678                O                  06/01/35
0

9964631       E22/G02     F                  300,000.00         ZZ
                          360                300,000.00         4
                          6.8750             1970.79            80
                          6.6250             1970.79
LAKE WORTH    FL 33460    1                  06/02/05           00
0424240950                05                 07/01/05           0.0000
0424240950                N                  06/01/35
0

9964699       E22/G02     F                  58,900.00          ZZ
                          360                58,900.00          1
                          7.0000             391.86             95
                          6.7500             391.86
BAY CITY      MI 48708    5                  05/27/05           10
0424334068                05                 07/01/05           30.0000
0424334068                O                  06/01/35
0

9964705       E22/G02     F                  96,425.00          ZZ
                          360                96,425.00          1
                          6.8750             633.44             95
                          6.6250             633.44
SLIDELL       LA 70458    5                  05/27/05           10
0424340073                05                 07/01/05           30.0000
0424340073                O                  06/01/35
0

9964987       L49/G02     F                  422,500.00         ZZ
                          360                422,500.00         1
                          6.0000             2533.10            76
                          5.7500             2533.10
EL DORADO HILLCA 95762    1                  05/06/05           00
0439358227                03                 07/01/05           0.0000
10024089                  O                  06/01/35
0

9964997       L49/G02     F                  420,000.00         ZZ
                          360                420,000.00         1
                          5.8750             2484.46            52
                          5.6250             2484.46
FAIRFIELD     CA 94534    1                  05/03/05           00
0439361536                05                 07/01/05           0.0000
10027392                  O                  06/01/35
0

9964999       L49/G02     F                  635,900.00         ZZ
                          360                635,900.00         1
                          5.8750             3761.59            75
                          5.6250             3761.59
NORCO         CA 92860    1                  05/18/05           00
0439358219                05                 07/01/05           0.0000
10027885                  O                  06/01/35
0

9965013       L49/G02     F                  624,700.00         ZZ
                          360                624,700.00         1
                          6.0000             3745.40            80
                          5.7500             3745.40
NORCO         CA 92860    1                  05/12/05           00
0439357930                05                 07/01/05           0.0000
10027783                  O                  06/01/35
0

9965017       L49/G02     F                  378,000.00         ZZ
                          360                378,000.00         1
                          5.7500             2205.91            80
                          5.5000             2205.91
ELK GROVE     CA 95757    1                  05/12/05           00
0439361411                05                 07/01/05           0.0000
10023937                  O                  06/01/35
0

9965019       L49/G02     F                  500,250.00         ZZ
                          360                500,250.00         1
                          6.0000             2999.26            80
                          5.7500             2999.26
LADERA RANCH ACA 92694    1                  05/09/05           00
0439358193                01                 07/01/05           0.0000
10027118                  O                  06/01/35
0

9965039       L49/G02     F                  359,650.00         ZZ
                          360                359,650.00         1
                          6.2500             1873.18            69
                          6.0000             1873.18
SAN MARCOS    CA 92078    1                  01/27/05           00
0439362880                01                 03/01/05           0.0000
10025695                  O                  02/01/35
0

9966391       E22/G02     F                  77,000.00          ZZ
                          360                77,000.00          1
                          6.5000             486.69             54
                          6.2500             486.69
HOLTON        IN 47023    1                  06/02/05           00
0424006005                05                 07/01/05           0.0000
0424006005                O                  06/01/35
0

9968927       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.5000             632.07             80
                          6.2500             632.07
GRAND JUNCTIONCO 81501    1                  06/03/05           00
0424198612                05                 07/01/05           0.0000
0424198612                N                  06/01/35
0

9968935       E22/G02     F                  92,000.00          ZZ
                          360                92,000.00          1
                          6.6250             507.92             80
                          6.3750             507.92
RACELAND      LA 70394    5                  06/01/05           00
0424209104                05                 07/01/05           0.0000
0424209104                O                  06/01/35
0

9969133       E22/G02     F                  79,920.00          ZZ
                          360                79,920.00          1
                          6.3750             424.58             80
                          6.1250             424.58
OXFORD        AL 36203    1                  06/06/05           00
0424348894                05                 07/01/05           0.0000
0424348894                O                  06/01/35
0

9969137       E22/G02     F                  88,500.00          ZZ
                          360                88,500.00          1
                          6.8750             581.38             75
                          6.6250             581.38
PHILADELPHIA  PA 19125    5                  06/06/05           00
0424351807                07                 07/01/05           0.0000
0424351807                N                  06/01/35
0

9969139       E22/G02     F                  88,500.00          ZZ
                          360                88,500.00          1
                          6.8750             581.38             75
                          6.6250             581.38
PHILADELPHIA  PA 19125    5                  06/06/05           00
0424351815                07                 07/01/05           0.0000
0424351815                N                  06/01/35
0

9971405       E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          1
                          6.5000             537.26             68
                          6.2500             537.26
SHEPHERDSVILLEKY 40165    2                  06/07/05           00
0423595214                05                 07/01/05           0.0000
0423595214                N                  06/01/35
0

9971505       E22/G02     F                  82,500.00          ZZ
                          360                82,500.00          1
                          6.2500             507.97             75
                          6.0000             507.97
COVINGTON     GA 30016    2                  06/07/05           00
0424194637                05                 07/01/05           0.0000
0424194637                N                  06/01/35
0

9973449       E11/G02     F                  96,300.00          ZZ
                          360                96,300.00          1
                          6.3750             600.79             90
                          6.1250             600.79
SIREN         WI 54872    1                  06/06/05           14
0439389198                05                 07/01/05           25.0000
7001080289                O                  06/01/35
0

9974563       E22/G02     F                  468,000.00         ZZ
                          360                468,000.00         2
                          6.6250             2996.66            80
                          6.3750             2996.66
WEEHAWKEN     NJ 07086    1                  05/20/05           00
0423098243                05                 07/01/05           0.0000
0423098243                O                  06/01/35
0

9977389       U42/G02     F                  93,080.00          ZZ
                          360                93,080.00          1
                          6.7500             523.58             80
                          6.5000             523.58
MANSFIELD     TX 76063    1                  05/26/05           00
0439385865                05                 07/01/05           0.0000
12501817                  N                  06/01/35
0

Total Number of Loans     1,223

Total Original Balance    264,772,903.60

Total Principal Balance   264,369,993.33

Total Original P+I        1,605,385.43

Total Current P+I         1,605,378.12

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9057043                                 0.2500
172617.88                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9452613                                 0.2500
92270.83                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9585077                                 0.2500
241190.05                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9585415                                 0.2500
166694.70                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9628978                                 0.2500
99884.09                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9634060                                 0.2500
102683.58                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9652885                                 0.2500
113054.10                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9654226                                 0.8900
44787.48                                0.0800
8.7500                                  0.0000
7.8600                                  0.0000
7.7800
5.5000                                  2.2800

9655608                                 0.2500
133479.63                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9655756                                 0.2500
124172.50                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9656370                                 0.2500
203237.19                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669074                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669086                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669090                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669092                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669096                                 0.2500
73987.66                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669150                                 0.2500
89754.57                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9669176                                 0.2500
122724.42                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9669188                                 0.2500
49474.27                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9669242                                 0.2500
41152.87                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9669252                                 0.2500
56282.79                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9669286                                 0.2500
38916.86                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9669356                                 0.9430
299699.24                               0.0800
7.5000                                  0.0000
6.5570                                  0.0000
6.4770
5.5000                                  0.9770

9669358                                 0.8430
207456.52                               0.0800
7.0000                                  0.0000
6.1570                                  0.0000
6.0770
5.5000                                  0.5770

9669360                                 0.6790
372283.73                               0.0800
7.1250                                  0.0000
6.4460                                  0.0000
6.3660
5.5000                                  0.8660

9669362                                 0.6270
244401.30                               0.0800
7.7500                                  0.0000
7.1230                                  0.0000
7.0430
5.5000                                  1.5430

9669366                                 0.6240
270016.02                               0.0800
8.0000                                  0.0000
7.3760                                  0.0000
7.2960
5.5000                                  1.7960

9669370                                 0.8440
205576.87                               0.0800
7.8750                                  0.0000
7.0310                                  0.0000
6.9510
5.5000                                  1.4510

9669380                                 0.8360
224518.04                               0.0800
7.1250                                  0.0000
6.2890                                  0.0000
6.2090
5.5000                                  0.7090

9669396                                 0.7780
246295.89                               0.0800
7.7500                                  0.0000
6.9720                                  0.0000
6.8920
5.5000                                  1.3920

9669412                                 0.5720
269268.04                               0.0800
8.0000                                  0.0000
7.4280                                  0.0000
7.3480
5.5000                                  1.8480

9669426                                 0.7700
293899.91                               0.0800
7.7500                                  0.0000
6.9800                                  0.0000
6.9000
5.5000                                  1.4000

9669438                                 0.7850
204615.04                               0.0800
7.7500                                  0.0000
6.9650                                  0.0000
6.8850
5.5000                                  1.3850

9669448                                 0.7660
318629.57                               0.0800
7.7500                                  0.0000
6.9840                                  0.0000
6.9040
5.5000                                  1.4040

9669452                                 0.8460
286129.31                               0.0800
8.3750                                  0.0000
7.5290                                  0.0000
7.4490
5.5000                                  1.9490

9669458                                 0.8680
236107.87                               0.0800
7.6250                                  0.0000
6.7570                                  0.0000
6.6770
5.5000                                  1.1770

9669464                                 0.9530
208404.18                               0.0800
7.7500                                  0.0000
6.7970                                  0.0000
6.7170
5.5000                                  1.2170

9669466                                 0.9380
245948.57                               0.0800
7.8750                                  0.0000
6.9370                                  0.0000
6.8570
5.5000                                  1.3570

9669618                                 0.2500
102882.56                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9669630                                 0.6230
429597.26                               0.0800
7.2500                                  0.0000
6.6270                                  0.0000
6.5470
5.5000                                  1.0470

9669636                                 0.9510
206409.89                               0.0800
7.7500                                  0.0000
6.7990                                  0.0000
6.7190
5.5000                                  1.2190

9675653                                 0.2500
111975.51                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9707202                                 0.2500
77782.12                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9707208                                 0.2500
132016.62                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9707210                                 0.2500
85955.22                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707212                                 0.2500
74582.81                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9707214                                 0.2500
357754.43                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9707218                                 0.2500
66014.77                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707222                                 0.2500
105389.21                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9707224                                 0.2500
111663.82                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9707232                                 0.2500
186212.09                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9707242                                 0.2500
219560.88                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9707244                                 0.2500
271163.95                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707248                                 0.2500
110978.03                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9707254                                 0.2500
123980.65                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707258                                 0.2500
194931.34                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9707264                                 0.2500
111679.50                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9707268                                 0.2500
113362.21                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9707270                                 0.2500
127606.58                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707274                                 0.2500
92977.54                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707276                                 0.2500
235491.31                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9707280                                 0.2500
382678.59                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707286                                 0.2500
92809.88                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707288                                 0.2500
195599.34                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707290                                 0.2500
95765.50                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707294                                 0.2500
214760.11                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707302                                 0.2500
157980.70                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9707308                                 0.2500
71778.69                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707314                                 0.2500
127705.70                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9707316                                 0.2500
128536.70                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707318                                 0.2500
161253.65                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9707320                                 0.2500
125134.20                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707322                                 0.2500
173676.68                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9707326                                 0.2500
123999.15                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9733701                                 0.2500
211917.63                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734156                                 0.7900
423015.04                               0.0800
7.8750                                  0.0000
7.0850                                  0.0000
7.0050
5.5000                                  1.5050

9734170                                 0.2500
74879.69                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9734182                                 0.2500
244783.83                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734184                                 0.2500
427165.88                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9734186                                 0.2500
385180.26                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9734192                                 0.7900
216285.45                               0.0800
7.6250                                  0.0000
6.8350                                  0.0000
6.7550
5.5000                                  1.2550

9734196                                 0.7900
284122.06                               0.0800
7.7500                                  0.0000
6.9600                                  0.0000
6.8800
5.5000                                  1.3800

9734204                                 0.2500
66385.16                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734206                                 0.2500
211633.91                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734210                                 0.2500
54244.90                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9734212                                 0.8800
430404.13                               0.0800
8.1250                                  0.0000
7.2450                                  0.0000
7.1650
5.5000                                  1.6650

9734230                                 0.2500
161167.10                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734246                                 0.2500
232328.04                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734260                                 0.2500
583939.44                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734262                                 0.2500
86322.38                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734276                                 0.2500
59260.13                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9734286                                 0.2500
75868.75                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734298                                 0.2500
90452.82                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9734304                                 0.2500
287943.30                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9734318                                 0.2500
100977.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734522                                 0.2500
37504.68                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734528                                 0.2500
102314.33                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734530                                 0.2500
39941.91                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9734540                                 0.2500
68899.80                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9734544                                 0.7900
251660.69                               0.0800
8.0000                                  0.0000
7.2100                                  0.0000
7.1300
5.5000                                  1.6300

9734558                                 0.2500
251342.04                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734564                                 0.2500
109705.52                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734566                                 0.2500
274501.44                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734570                                 0.7900
250716.68                               0.0800
7.3750                                  0.0000
6.5850                                  0.0000
6.5050
5.5000                                  1.0050

9734576                                 0.2500
49843.80                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734580                                 0.2500
49410.25                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734582                                 0.2500
83824.16                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9734584                                 0.2500
229562.40                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734588                                 0.2500
179673.66                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734592                                 0.2500
411715.16                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734594                                 0.7900
206721.27                               0.0800
8.0000                                  0.0000
7.2100                                  0.0000
7.1300
5.5000                                  1.6300

9734606                                 0.2500
58396.47                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734616                                 0.2500
233225.55                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734622                                 0.2500
282461.56                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734624                                 0.2500
93230.66                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734632                                 0.2500
89836.82                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734646                                 0.2500
142253.91                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734654                                 0.2500
34048.16                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734656                                 0.2500
471297.21                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9734662                                 0.7900
441295.03                               0.0800
9.3750                                  0.0000
8.5850                                  0.0000
8.5050
5.5000                                  3.0050

9734670                                 0.2500
86899.16                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734672                                 0.2500
393574.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734674                                 0.2500
100625.93                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734680                                 0.2500
97327.47                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734698                                 0.2500
50208.80                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734706                                 0.2500
249463.92                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734712                                 0.2500
208562.53                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9734722                                 0.2500
72677.31                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734724                                 0.2500
143796.06                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9734728                                 0.2500
263113.68                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734730                                 0.2500
109810.05                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734732                                 0.2500
74891.08                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9734736                                 0.7900
470470.67                               0.0800
8.0000                                  0.0000
7.2100                                  0.0000
7.1300
5.5000                                  1.6300

9734738                                 0.2500
299494.48                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734740                                 0.2500
50312.96                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734742                                 0.2500
182052.92                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734750                                 0.2500
80317.72                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734758                                 0.7900
232452.14                               0.0800
8.2500                                  0.0000
7.4600                                  0.0000
7.3800
5.5000                                  1.8800

9734766                                 0.2500
179316.44                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9734768                                 0.2500
210758.94                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734772                                 0.7900
96167.00                                0.0800
7.8750                                  0.0000
7.0850                                  0.0000
7.0050
5.5000                                  1.5050

9734776                                 0.2500
291470.63                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734784                                 0.2500
75862.20                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734790                                 0.7900
197733.39                               0.0800
8.0000                                  0.0000
7.2100                                  0.0000
7.1300
5.5000                                  1.6300

9734794                                 0.2500
248540.73                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9734798                                 0.2500
43898.30                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734800                                 0.2500
192458.86                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734806                                 0.2500
49210.62                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734810                                 0.2500
45816.79                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734816                                 0.2500
86243.36                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734820                                 0.2500
409238.50                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9734822                                 0.2500
82324.14                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734824                                 0.2500
44423.15                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734830                                 0.2500
96129.61                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734836                                 0.7900
440516.41                               0.0800
9.0000                                  0.0000
8.2100                                  0.0000
8.1300
5.5000                                  2.6300

9734838                                 0.7900
259783.73                               0.0800
8.5000                                  0.0000
7.7100                                  0.0000
7.6300
5.5000                                  2.1300

9734854                                 0.2500
67192.02                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9734860                                 0.2500
284296.06                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734868                                 0.2500
40963.82                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734872                                 0.2500
48376.03                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9734890                                 0.2500
98807.05                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9734892                                 0.2500
358395.05                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734896                                 0.2500
97568.44                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9734900                                 0.2500
387824.35                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9734914                                 0.2500
29830.86                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734928                                 0.2500
259012.79                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734934                                 0.7900
328624.03                               0.0800
8.1250                                  0.0000
7.3350                                  0.0000
7.2550
5.5000                                  1.7550

9734942                                 0.2500
210028.70                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734944                                 0.2500
463858.56                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9734954                                 0.2500
227566.19                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734984                                 0.2500
77699.88                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9735004                                 0.2500
59116.87                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9735006                                 0.2500
179704.04                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9735008                                 0.2500
399309.26                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9735018                                 0.2500
67873.69                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9735022                                 0.7900
520433.12                               0.0800
8.2500                                  0.0000
7.4600                                  0.0000
7.3800
5.5000                                  1.8800

9740030                                 0.2500
63792.40                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9740124                                 0.2500
85828.33                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9741357                                 0.2500
415650.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9743734                                 0.2500
99900.18                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9743788                                 0.2500
98203.59                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9745394                                 0.2500
442000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9745396                                 0.2500
540450.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9745412                                 0.2500
435000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9745416                                 0.2500
417583.87                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9745420                                 0.2500
584403.56                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751392                                 0.2500
391200.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751394                                 0.2500
499514.02                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751396                                 0.2500
496000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751404                                 0.2500
414200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9751406                                 0.2500
637500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751432                                 0.2500
649352.92                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9751444                                 0.2500
768388.27                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9751470                                 0.2500
70278.42                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9751476                                 0.2500
330253.94                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751478                                 0.2500
386623.85                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751480                                 0.2500
204009.52                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751482                                 0.2500
949031.43                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751492                                 0.2500
52156.14                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9751498                                 0.2500
564450.85                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751502                                 0.2500
431590.10                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751510                                 0.2500
834000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751520                                 0.2500
523465.76                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751526                                 0.2500
431590.10                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751530                                 0.2500
587428.49                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751540                                 0.2500
779241.88                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751556                                 0.2500
427563.63                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751564                                 0.2500
589440.18                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751570                                 0.2500
311125.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9751578                                 0.2500
423567.70                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751588                                 0.2500
118275.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9751600                                 0.2500
103893.97                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751606                                 0.2500
132876.81                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9751614                                 0.2500
499477.96                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9762397                                 0.2500
204305.17                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9763566                                 0.2500
515108.96                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9763584                                 0.2500
602023.12                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9763586                                 0.2500
487002.48                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9763664                                 0.2500
534778.28                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9763838                                 0.2500
947010.22                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9763864                                 0.2500
295920.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9765387                                 0.2500
104635.33                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9782128                                 0.2500
502500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9782130                                 0.2500
795188.43                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9782132                                 0.2500
380000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9782134                                 0.2500
243757.09                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9782136                                 0.2500
510000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9782138                                 0.2500
431599.88                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9782146                                 0.2500
1000000.00                              0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9782150                                 0.2500
647334.78                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9782152                                 0.2500
500000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9782154                                 0.2500
592000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9782156                                 0.2500
477500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9782160                                 0.2500
500000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9782164                                 0.2500
440600.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9782166                                 0.2500
648000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9782168                                 0.2500
590000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9782176                                 0.2500
271990.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9782178                                 0.2500
462500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9782180                                 0.2500
598000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9782186                                 0.2500
426000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9782188                                 0.2500
370000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9782192                                 0.2500
424124.15                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9782214                                 0.2500
472000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9783816                                 0.2500
279198.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9783818                                 0.2500
75927.88                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9783824                                 0.2500
374843.99                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9783836                                 0.2500
247582.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9783858                                 0.2500
61440.22                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9783874                                 0.2500
279812.12                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
5.5000                                  2.1700

9783878                                 0.2500
111415.15                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9783882                                 0.2500
67451.14                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9783886                                 0.2500
337457.81                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9783894                                 0.2500
61816.67                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9783916                                 0.2500
499090.43                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9783932                                 0.2500
91918.83                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9783934                                 0.2500
80930.26                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9783938                                 0.2500
84973.11                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9783942                                 0.2500
818311.94                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9783968                                 0.2500
64549.60                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9783980                                 0.2500
74036.19                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9783984                                 0.2500
89922.51                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9783986                                 0.2500
349975.45                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9783992                                 0.2500
89928.03                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9783996                                 0.2500
83837.73                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9784004                                 0.2500
56950.92                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9784008                                 0.2500
94312.56                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9784018                                 0.2500
99518.35                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9784024                                 0.2500
75674.59                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9784034                                 0.2500
419610.99                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9784048                                 0.2500
84923.16                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9784050                                 0.2500
339685.09                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9784052                                 0.2500
84725.18                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9784068                                 0.2500
100555.95                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9784070                                 0.2500
90318.28                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9784102                                 0.2500
97519.99                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9784108                                 0.2500
99831.50                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9784114                                 0.2500
74936.99                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9784116                                 0.2500
271560.19                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9784128                                 0.2500
267535.88                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9784132                                 0.2500
96861.03                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9784158                                 0.2500
83181.75                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9784162                                 0.2500
98862.96                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9784166                                 0.2500
255419.60                               0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9784172                                 0.2500
79727.85                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9784174                                 0.2500
64952.95                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9784184                                 0.2500
68937.62                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9784186                                 0.2500
72621.06                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9784194                                 0.2500
70895.85                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9789700                                 0.2500
236000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9794849                                 0.2500
147868.97                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9798192                                 0.2500
428000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9798901                                 0.2500
178961.36                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9806241                                 0.2500
367574.93                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9806245                                 0.2500
398356.67                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9811880                                 0.2500
980000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9811908                                 0.2500
359200.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9818671                                 0.2500
199505.33                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9818717                                 0.2500
397281.73                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9819624                                 0.2500
96000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9821609                                 0.2500
236981.02                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9824335                                 0.2500
259335.05                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9828865                                 0.2500
295212.21                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9835503                                 0.2500
399058.20                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9837909                                 0.2500
209619.29                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9838481                                 0.2500
204854.23                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9850003                                 0.2500
515980.10                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9850063                                 0.2500
544237.91                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9850085                                 0.2500
424268.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9855619                                 0.2500
63722.27                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9858299                                 0.2500
95849.77                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9859675                                 0.2500
99160.41                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9859979                                 0.2500
94518.91                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9866671                                 0.2500
457000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9868245                                 0.2500
416279.94                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9868445                                 0.2500
224959.38                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9869419                                 0.2500
56413.76                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9869451                                 0.2500
31956.92                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
5.5000                                  2.1700

9869503                                 0.2500
62383.91                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9870065                                 0.2500
198415.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9870067                                 0.2500
198415.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9871931                                 0.2500
102335.58                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9872049                                 0.2500
86000.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9872131                                 0.2500
206243.25                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9873091                                 0.2500
50628.21                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9873197                                 0.2500
123500.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9873665                                 0.2500
80531.42                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
5.5000                                  2.1700

9873701                                 0.2500
64547.04                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9874465                                 0.2500
170000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9874515                                 0.2500
99601.48                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9874735                                 0.2500
67946.95                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9875981                                 0.2500
158679.17                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9875983                                 0.2500
159628.45                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9876145                                 0.2500
66185.52                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9877687                                 0.2500
37474.84                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
5.5000                                  2.1700

9877829                                 0.2500
307235.25                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9881389                                 0.2500
53427.58                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9881503                                 0.2500
60944.86                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9881563                                 0.2500
71550.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9881577                                 0.2500
32573.93                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9882387                                 0.2500
26979.96                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9882445                                 0.2500
44963.11                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9882663                                 0.2500
51300.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9882669                                 0.2500
161100.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9882755                                 0.2500
95175.70                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9885309                                 0.2500
70000.00                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9885385                                 0.2500
101600.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9885437                                 0.2500
237753.42                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9885565                                 0.2500
67447.34                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9885729                                 0.2500
231800.25                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9888639                                 0.2500
91731.87                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9888739                                 0.2500
53956.82                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9889191                                 0.2500
95319.85                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9890051                                 0.2500
395650.62                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9890063                                 0.2500
49958.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9890869                                 0.2500
184251.57                               0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
5.5000                                  2.1700

9891039                                 0.2500
88981.87                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9891333                                 0.2500
68642.28                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9891383                                 0.2500
112565.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9891505                                 0.2500
72000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9891519                                 0.2500
79937.59                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9891547                                 0.2500
379648.04                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9891563                                 0.2500
399629.51                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9891719                                 0.2500
441117.76                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9892457                                 0.2500
47213.14                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9892477                                 0.2500
95000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9892633                                 0.2500
599430.70                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9892919                                 0.2500
67940.01                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9892963                                 0.2500
63696.44                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9893493                                 0.2500
389167.76                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9893527                                 0.2500
648877.57                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9893655                                 0.2500
52697.10                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9893911                                 0.2500
395624.26                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9895847                                 0.2500
87924.23                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9895883                                 0.2500
396423.50                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9896045                                 0.2500
67146.26                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9896051                                 0.2500
59881.28                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9897341                                 0.2500
56901.58                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9897517                                 0.2500
57756.02                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9897551                                 0.2500
93000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9897909                                 0.2500
79847.75                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9898275                                 0.2500
348000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9898281                                 0.2500
100000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898289                                 0.2500
56201.36                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9898317                                 0.2500
89855.72                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9898323                                 0.2500
255125.26                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9898329                                 0.2500
163568.69                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9898337                                 0.2500
220008.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898345                                 0.2500
99680.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9898353                                 0.2500
484630.74                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898367                                 0.2500
262961.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898369                                 0.2500
335508.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9898381                                 0.2500
77803.61                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898403                                 0.2500
53600.00                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9898415                                 0.2500
416000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9898417                                 0.2500
282435.45                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9898425                                 0.2500
329209.47                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9898437                                 0.2500
203300.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9898465                                 0.2500
238200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898641                                 0.2500
96766.31                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9898701                                 0.2500
639435.34                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9898745                                 0.2500
53554.97                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9898821                                 0.2500
59151.47                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9898915                                 0.2500
51486.76                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9899111                                 0.2500
835500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899117                                 0.2500
335657.43                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899137                                 0.2500
363670.94                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899141                                 0.2500
99909.60                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899153                                 0.2500
215608.40                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899163                                 0.2500
330985.97                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899167                                 0.2500
818477.01                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9899175                                 0.2500
575200.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899177                                 1.1602
341900.67                               0.0800
7.1250                                  0.0000
5.9648                                  0.0000
5.8848
5.5000                                  0.3848

9899201                                 0.2500
412214.22                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899203                                 0.2500
224009.12                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899209                                 0.2500
170829.77                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899223                                 0.2500
379639.44                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899231                                 0.2500
299401.21                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899237                                 0.2500
319659.25                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899243                                 0.2500
410400.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9899247                                 0.2500
518755.28                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899251                                 1.1602
147500.00                               0.0300
6.5000                                  0.0000
5.3398                                  0.0000
5.3098
5.3098                                  0.0000

9899259                                 0.2500
495056.29                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899261                                 0.2500
513000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899293                                 0.2500
399162.76                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899295                                 0.2500
429562.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899329                                 0.2500
265443.23                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899373                                 0.2500
519469.83                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899389                                 0.2500
259950.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899391                                 0.2500
328000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899409                                 0.2500
375231.43                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899425                                 0.2500
251943.43                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899431                                 0.2500
244900.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9899439                                 0.2500
499750.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899447                                 1.1602
219571.27                               0.0300
6.1250                                  0.0000
4.9648                                  0.0000
4.9348
4.9348                                  0.0000

9899453                                 0.2500
290500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9899457                                 0.2500
248000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899459                                 0.2500
319200.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899493                                 0.2500
87820.10                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899495                                 0.2500
78900.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9899507                                 0.2500
211978.73                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899519                                 0.2500
57505.28                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9899523                                 0.2500
105600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899547                                 0.2500
128023.07                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9899559                                 0.2500
131730.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899571                                 0.2500
101600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899573                                 0.2500
249089.79                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899579                                 0.2500
242000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899591                                 0.2500
215521.27                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9899597                                 0.2500
204800.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899601                                 0.2500
87600.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899611                                 0.2500
159357.08                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899613                                 0.2500
107352.93                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899615                                 0.2500
354200.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899623                                 0.2500
271427.03                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899635                                 0.2500
220010.01                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9899637                                 0.2500
359013.63                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9899641                                 0.2500
175648.70                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899649                                 0.2500
114570.45                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899657                                 0.2500
250000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899675                                 0.2500
207934.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899679                                 0.2500
196758.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899689                                 0.2500
522386.40                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899715                                 0.2500
104994.98                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9899723                                 0.2500
99783.37                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899727                                 0.2500
79185.22                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899731                                 0.2500
220440.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899737                                 0.2500
160447.17                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9899743                                 0.2500
211814.42                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899753                                 0.2500
220000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899757                                 0.2500
221778.75                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9899761                                 0.2500
215940.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899785                                 0.2500
211566.64                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899787                                 0.2500
179433.47                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899801                                 0.2500
270400.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899811                                 0.2500
258843.19                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899821                                 0.2500
390433.41                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9899823                                 0.2500
118600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899839                                 0.2500
242992.27                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9899847                                 0.2500
209615.50                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9899849                                 0.2500
635760.09                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899855                                 0.2500
63780.27                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899861                                 0.2500
313600.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899865                                 0.2500
114452.12                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899877                                 0.2500
218510.10                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9901643                                 0.2500
79927.68                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9902341                                 0.2500
320800.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9902345                                 0.2500
256760.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902347                                 0.2500
304154.02                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902357                                 0.2500
287448.62                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9902363                                 0.2500
283391.34                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9902371                                 0.2500
127245.51                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9902375                                 0.2500
132000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902381                                 0.2500
261049.10                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9902387                                 0.2500
228800.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902395                                 0.2500
103061.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9902399                                 0.2500
125303.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902409                                 0.2500
292000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9902415                                 0.2500
256078.25                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9902423                                 0.2500
314428.92                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9902439                                 0.2500
249000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902441                                 0.2500
223525.41                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9902443                                 0.2500
213676.30                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9902455                                 0.2500
99669.06                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9902463                                 0.2500
189663.79                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9902465                                 0.2500
149977.87                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9902467                                 0.2500
204000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902485                                 0.2500
268442.84                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902493                                 0.2500
123740.44                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902495                                 0.2500
276000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9902507                                 0.2500
543187.21                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9902519                                 0.2500
240237.92                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902529                                 0.2500
177744.51                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9902543                                 0.2500
110168.91                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902549                                 0.2500
399292.21                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9902557                                 0.2500
375484.23                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9902561                                 0.2500
204719.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902571                                 0.2500
130918.80                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9902575                                 0.2500
215200.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9902587                                 0.2500
103600.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9902591                                 0.2500
74106.00                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902607                                 0.2500
770000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9902609                                 0.2500
272720.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902681                                 0.2500
245000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9902683                                 0.2500
397000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902701                                 0.2500
66947.73                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9902711                                 0.2500
67731.18                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9902773                                 0.2500
98500.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9902783                                 0.2500
214805.63                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9902787                                 0.2500
134913.92                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
5.5000                                  2.4200

9902791                                 0.2500
75000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9902811                                 0.2500
83734.63                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9902825                                 0.2500
100731.20                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9902833                                 0.2500
233812.88                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9902835                                 0.2500
217358.06                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9902903                                 0.2500
224810.97                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9905027                                 0.2500
93525.15                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9905809                                 0.2500
403578.20                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9905817                                 0.2500
166353.10                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9905843                                 0.2500
54199.15                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9906903                                 0.2500
399638.40                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9907019                                 0.2500
50697.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9907527                                 0.2500
210000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9907679                                 0.2500
391254.18                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9908315                                 0.2500
236176.41                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9908331                                 0.2500
97422.03                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9908343                                 0.2500
79927.67                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9908711                                 0.2500
199827.80                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9908821                                 0.2500
101160.67                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9909283                                 0.2500
98908.31                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9909395                                 0.2500
109905.29                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9910247                                 0.2500
144859.07                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9910249                                 0.2500
73182.15                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9910255                                 0.2500
60545.22                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9910281                                 0.2500
73435.15                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9911143                                 0.2500
122891.48                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9911377                                 0.2500
109902.95                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9911439                                 0.2500
96000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9911595                                 0.2500
236000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9911985                                 0.2500
531457.60                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9912285                                 0.2500
44213.72                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9912289                                 0.2500
59950.82                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9912633                                 0.2500
59948.34                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9912667                                 0.2500
67859.25                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9912759                                 0.2500
936588.80                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9912879                                 0.2500
81146.57                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9913575                                 0.2500
49951.40                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9913643                                 0.2500
50000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9913653                                 0.2500
84725.19                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9913667                                 0.2500
77133.53                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9913841                                 0.2500
299728.80                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9913933                                 0.2500
299735.32                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9915299                                 0.2500
57550.41                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9915391                                 0.2500
299715.35                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9915607                                 0.2500
84723.34                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9915627                                 0.2500
204764.72                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9915633                                 0.2500
493108.61                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9915635                                 0.2500
349659.82                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9915637                                 0.2500
549452.47                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9915639                                 0.2500
455546.04                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9915641                                 0.2500
435455.57                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9915645                                 0.2500
66435.36                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9915647                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9915649                                 0.2500
495506.22                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9915651                                 0.2500
383608.49                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9915653                                 0.2500
599457.59                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9915655                                 0.2500
384625.79                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9915657                                 0.2500
527461.68                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9915661                                 0.2500
120979.44                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9915663                                 0.2500
592409.66                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9915665                                 0.2500
399611.22                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9915923                                 0.2500
101295.03                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9915939                                 0.2500
71950.45                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9916151                                 0.2500
88400.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9916167                                 0.2500
259000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916177                                 0.2500
84100.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916181                                 0.2500
51600.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9916185                                 0.2500
294000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916189                                 0.2500
314400.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9916207                                 0.2500
72000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9916229                                 0.2500
250179.08                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9916385                                 0.2500
253450.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9916633                                 0.2500
273819.76                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9916741                                 0.2500
109000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9916753                                 0.2500
200000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916757                                 0.2500
264000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9916759                                 0.2500
101725.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9916765                                 0.2500
232000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916769                                 0.2500
198399.99                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9916771                                 0.2500
292300.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9916775                                 0.2500
268400.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9916777                                 0.2500
308000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916791                                 0.2500
202800.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916795                                 0.2500
180000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9916799                                 0.2500
238950.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9916847                                 0.2500
225150.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9916859                                 0.2500
362000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9916873                                 0.2500
126600.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9916881                                 0.2500
148500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9916885                                 0.2500
244000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9916891                                 0.2500
122900.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9917069                                 0.2500
55553.29                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9917219                                 0.2500
62860.92                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9917221                                 0.2500
59147.77                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9917235                                 0.2500
48060.57                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9917247                                 0.2500
259000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9917275                                 0.2500
270000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9917331                                 0.2500
202000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9917381                                 0.2500
90000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9917419                                 0.2500
32200.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9917431                                 0.2500
50356.61                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9917461                                 0.2500
358958.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9917487                                 0.2500
235000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9917511                                 0.2500
179800.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9917545                                 0.2500
49960.02                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9917877                                 0.2500
492941.30                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9917899                                 0.2500
399580.50                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9917931                                 0.2500
390080.62                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9917947                                 0.2500
287200.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9917951                                 0.2500
81558.93                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9917969                                 0.2500
223593.91                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9917977                                 0.2500
250517.76                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9917987                                 0.2500
376932.78                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9918247                                 0.2500
56000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9918251                                 0.2500
56000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9918313                                 0.2500
100715.32                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9918317                                 0.2500
77500.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9918327                                 0.2500
368876.27                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9918415                                 0.2500
54957.09                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9918421                                 0.2500
59945.76                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9918843                                 0.2500
527461.68                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9918849                                 0.2500
89916.65                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9918903                                 0.2500
61698.13                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9918925                                 0.2500
84429.01                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9918947                                 0.2500
62945.76                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9918951                                 0.2500
37469.26                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9918973                                 0.2500
206400.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9918979                                 0.2500
85200.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9918985                                 0.2500
67637.30                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9919019                                 0.2500
52158.26                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9919023                                 0.2500
70031.87                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9919027                                 0.2500
64950.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9919051                                 0.2500
53956.82                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9919099                                 0.2500
59947.06                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9919121                                 0.2500
52000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9919169                                 0.2500
480104.91                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9919213                                 0.2500
200000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9919233                                 0.2500
68000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9919251                                 0.2500
62944.41                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9919423                                 0.2500
98910.50                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9919431                                 0.2500
98910.50                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9919437                                 0.2500
77684.68                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9919687                                 0.2500
59948.34                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9919691                                 0.2500
27702.07                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9919699                                 0.2500
51949.46                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9919701                                 0.2500
50950.42                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9919703                                 0.2500
274501.44                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9919705                                 0.2500
526100.34                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9919791                                 0.2500
394493.05                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9919819                                 0.2500
161500.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9919871                                 0.2500
310838.63                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9920163                                 0.2500
564676.52                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9920177                                 0.2500
211808.35                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9920533                                 0.2500
236000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9920581                                 0.2500
206250.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9920635                                 0.2500
102118.27                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9920667                                 0.2500
122550.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9920671                                 0.2500
94909.86                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9920695                                 0.2500
320400.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9920737                                 0.2500
52000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9920759                                 0.2500
92800.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9920795                                 0.2500
93100.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9920811                                 0.2500
145877.34                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9920819                                 0.2500
150866.78                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9920833                                 0.2500
84000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9920843                                 0.2500
125000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9920861                                 0.2500
60000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9920875                                 0.2500
286200.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9920891                                 0.2500
95917.35                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9920903                                 0.2500
396000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9921627                                 0.2500
69437.17                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9921741                                 0.2500
77400.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9921819                                 0.2500
57950.06                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922161                                 0.2500
58400.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922417                                 0.2500
57950.06                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922613                                 0.2500
44964.90                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9922647                                 0.2500
223787.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9922659                                 0.2500
300834.34                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9922663                                 0.2500
228593.16                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9922679                                 0.2500
82717.57                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9922683                                 0.2500
257777.87                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922693                                 0.2500
77777.90                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922695                                 0.2500
231785.12                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922721                                 0.2500
262762.24                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9922723                                 0.2500
51260.96                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9922727                                 0.2500
359300.44                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9922729                                 0.2500
228593.16                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9922731                                 0.2500
66516.26                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9922753                                 0.2500
222178.60                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9922761                                 0.2500
92921.87                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9922763                                 0.2500
92921.87                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9922765                                 0.2500
92921.87                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9922779                                 0.2500
62596.06                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922793                                 0.2500
322171.20                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9922805                                 0.2500
197725.39                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9922807                                 0.2500
57946.29                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922829                                 0.2500
57555.07                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9922835                                 0.2500
224815.57                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9922849                                 0.2500
316513.61                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9922987                                 0.2500
95200.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9923023                                 0.2500
97200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9923027                                 0.2500
100350.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9923053                                 0.2500
73600.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9923107                                 0.2500
50500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9923109                                 0.2500
71991.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9923181                                 0.2500
288000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9923193                                 0.2500
99675.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9923195                                 0.2500
102000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9923247                                 0.2500
72000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9923271                                 0.2500
86250.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9923289                                 0.2500
79490.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9923307                                 0.2500
226400.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9923323                                 0.2500
295241.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9923327                                 0.2500
95670.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9923339                                 0.2500
75000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9923343                                 0.2500
84000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9923345                                 0.2500
85200.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9923351                                 0.2500
95000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9923605                                 0.2500
195835.34                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9923633                                 0.2500
199819.19                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9923647                                 0.2500
468272.09                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9923695                                 0.2500
264000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9924109                                 0.2500
248000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9924223                                 0.2500
64890.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9924303                                 0.2500
248000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9924379                                 0.2500
287920.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9924401                                 0.2500
529459.64                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9924407                                 0.2500
203123.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9924425                                 0.2500
62747.24                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9924441                                 0.2500
80000.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9924539                                 0.2500
68800.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9924573                                 0.2500
292030.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9924577                                 0.2500
613200.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9924593                                 0.2500
61448.33                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9924607                                 0.2500
199328.24                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9924631                                 0.2500
63946.24                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9924657                                 0.2500
63000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9924715                                 0.2500
57800.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9924717                                 0.2500
47500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9924737                                 0.2500
252000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9924739                                 0.2500
65000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9924827                                 0.2500
50100.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9924857                                 0.2500
399620.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9924965                                 0.2500
496317.14                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9924981                                 0.2500
100000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9925047                                 0.2500
408639.14                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9925069                                 0.2500
393716.95                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925095                                 0.2500
395615.11                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925103                                 0.2500
96500.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9925119                                 0.2500
295162.84                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925185                                 0.2500
425975.51                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925513                                 0.2500
166586.54                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9925517                                 0.2500
268736.28                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9925531                                 0.2500
236187.35                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9925551                                 0.2500
287647.31                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9925559                                 0.2500
98490.33                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925593                                 0.2500
92718.31                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925595                                 0.2500
263985.73                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925603                                 0.2500
211348.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925623                                 0.2500
254001.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925631                                 0.2500
66689.42                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9925633                                 0.2500
263461.63                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9925641                                 0.2500
102586.75                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925657                                 0.2500
87249.61                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925669                                 0.2500
222167.23                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9925671                                 0.2500
80256.60                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9925677                                 0.2500
50284.94                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925683                                 0.2500
225127.92                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9925685                                 0.2500
238980.89                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9925695                                 0.2500
97674.36                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925711                                 0.2500
69791.14                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925717                                 0.2500
458969.42                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9925721                                 0.2500
216409.47                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925723                                 0.2500
347019.65                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9925727                                 0.2500
502365.46                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925731                                 0.2500
564100.63                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9925733                                 0.7140
234680.13                               0.0800
7.2500                                  0.0000
6.5360                                  0.0000
6.4560
5.5000                                  0.9560

9925735                                 0.2500
99006.67                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925737                                 1.1880
55924.42                                0.0800
7.5000                                  0.0000
6.3120                                  0.0000
6.2320
5.5000                                  0.7320

9925743                                 0.4440
565580.03                               0.0800
7.5000                                  0.0000
7.0560                                  0.0000
6.9760
5.5000                                  1.4760

9925747                                 0.7310
250395.53                               0.0800
7.8750                                  0.0000
7.1440                                  0.0000
7.0640
5.5000                                  1.5640

9925767                                 0.7380
241746.54                               0.0800
7.8750                                  0.0000
7.1370                                  0.0000
7.0570
5.5000                                  1.5570

9925769                                 0.2500
398770.52                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925777                                 0.2500
117229.86                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9925793                                 0.2500
362881.19                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925795                                 0.2500
165850.71                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9925805                                 0.2500
603371.82                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925807                                 0.2500
390751.43                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925815                                 0.2500
288833.53                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925829                                 0.2500
108465.57                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925833                                 0.7500
213305.78                               0.0800
7.8750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9925837                                 0.2500
423335.24                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925853                                 0.7290
199026.95                               0.0800
7.7500                                  0.0000
7.0210                                  0.0000
6.9410
5.5000                                  1.4410

9925855                                 0.2500
126135.42                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9925859                                 0.2500
489233.19                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9925865                                 0.2500
114048.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925869                                 0.8600
231920.42                               0.0800
7.3750                                  0.0000
6.5150                                  0.0000
6.4350
5.5000                                  0.9350

9925873                                 1.0530
311393.07                               0.0800
7.6250                                  0.0000
6.5720                                  0.0000
6.4920
5.5000                                  0.9920

9925887                                 0.2500
439014.22                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9925897                                 0.7000
498907.42                               0.0800
7.6250                                  0.0000
6.9250                                  0.0000
6.8450
5.5000                                  1.3450

9925909                                 0.2500
626800.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9925919                                 0.2500
62003.86                                0.0800
7.4900                                  0.0000
7.2400                                  0.0000
7.1600
5.5000                                  1.6600

9926371                                 0.2500
423000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9926383                                 0.2500
61500.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9926401                                 0.2500
252800.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9926549                                 0.2500
64800.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9926567                                 0.2500
244800.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9926621                                 0.2500
86700.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9926639                                 0.2500
82250.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9926641                                 0.2500
82250.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9926643                                 0.2500
79100.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9926711                                 0.2500
252000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9926719                                 0.2500
246400.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9926733                                 0.2500
272000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9926899                                 0.2500
146582.68                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9926925                                 0.2500
348000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9927051                                 0.2500
228550.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9928607                                 0.2500
63000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9928613                                 0.2500
312000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9928637                                 0.2500
68000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9928681                                 0.2500
91600.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9928697                                 0.2500
71910.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9928721                                 0.2500
68400.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9928743                                 0.2500
88045.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9928747                                 0.2500
64000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9928777                                 0.2500
340000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9928837                                 0.2500
72000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9928855                                 0.2500
69350.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9928891                                 0.2500
214000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9928921                                 0.2500
183000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9928933                                 0.2500
54500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9932333                                 0.2500
61750.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9932343                                 0.2500
60000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9932365                                 0.2500
29400.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9932441                                 0.2500
64400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9932455                                 0.2500
620000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9932477                                 0.2500
46800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9932543                                 0.2500
49600.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9932561                                 0.2500
76000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9932569                                 0.2500
130500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9932573                                 0.2500
40000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9932601                                 0.2500
84000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9932643                                 0.2500
96660.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9932653                                 0.2500
120990.53                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9932663                                 0.2500
84000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9932673                                 0.2500
500000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9932683                                 0.2500
54900.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9932715                                 0.2500
83300.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9933095                                 0.2500
71000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9933181                                 0.2500
97800.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933207                                 0.2500
290880.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933231                                 0.2500
218578.36                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933233                                 0.2500
74812.12                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9933243                                 0.2500
94909.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933251                                 0.2500
71700.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933325                                 0.2500
99905.11                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933329                                 0.2500
284722.99                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933337                                 0.2500
224000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9933343                                 0.2500
87200.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933375                                 0.2500
84913.34                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9933381                                 0.2500
344165.17                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933383                                 0.2500
80000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933387                                 0.2500
87000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933389                                 0.2500
56948.47                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933395                                 0.2500
353100.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933405                                 0.2500
75128.65                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933417                                 0.2500
349212.02                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933421                                 0.2500
226390.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9933427                                 0.2500
359650.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933437                                 0.2500
74932.19                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933447                                 0.2500
68000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933451                                 0.2500
239554.24                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933465                                 0.2500
339707.26                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9933477                                 0.2500
220979.79                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933481                                 0.2500
255784.93                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9933495                                 0.2500
283261.82                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9933517                                 0.2500
71770.17                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933537                                 0.2500
264036.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9933545                                 0.2500
79922.24                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933559                                 0.2500
68071.34                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9933573                                 0.2500
90320.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933635                                 0.2500
83124.78                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933645                                 0.2500
376000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933661                                 0.2500
598403.11                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9933677                                 0.2500
65548.82                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9933699                                 0.2500
235676.17                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933723                                 0.2500
240000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933741                                 0.2500
79854.49                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9933745                                 0.2500
321437.28                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933761                                 0.2500
292000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933821                                 0.2500
76429.15                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9934185                                 0.2500
95000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9934219                                 0.2500
749288.37                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9934227                                 0.2500
91918.83                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9934231                                 0.2500
749253.37                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9934239                                 0.2500
493500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9934281                                 0.2500
271600.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9934381                                 0.2500
61760.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9934407                                 0.2500
47850.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9934463                                 0.2500
116850.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9934495                                 0.2500
166500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9934511                                 0.2500
560000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9934529                                 0.2500
85500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9934535                                 0.2500
87000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9934553                                 0.2500
228000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9934621                                 0.2500
97600.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9934667                                 0.2500
137750.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9934687                                 0.2500
68000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9936603                                 0.2500
612000.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9936893                                 0.2500
45500.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9936961                                 0.2500
82650.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9938831                                 0.2500
225000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9938839                                 0.2500
492000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9938865                                 0.2500
55250.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9938917                                 0.2500
76000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9938923                                 0.2500
200000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9938937                                 0.2500
67619.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9938943                                 0.2500
98800.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9938947                                 0.2500
82400.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9938965                                 0.2500
63900.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9938983                                 0.2500
420000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9939073                                 0.2500
100000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9939121                                 0.2500
306000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9939157                                 0.2500
69000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9939159                                 0.2500
84000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9939169                                 0.2500
180000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9939203                                 0.2500
209993.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9939207                                 0.2500
100000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9939419                                 0.2500
281000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9939481                                 0.2500
296000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9939529                                 0.2500
73520.00                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9941071                                 0.2500
230400.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9941119                                 0.2500
340000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9941133                                 0.2500
528700.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9941147                                 0.2500
240000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9941207                                 0.2500
323000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9941305                                 0.2500
94000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9941523                                 0.2500
80000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9941531                                 0.2500
92800.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9941571                                 0.2500
320000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9941577                                 0.2500
73600.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9941611                                 0.2500
96000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9941619                                 0.2500
204400.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9941713                                 0.2500
60000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9941751                                 0.2500
52150.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9941789                                 0.2500
90750.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9941791                                 0.2500
89900.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9941831                                 0.2500
56000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9941901                                 0.2500
114000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9942337                                 0.2500
225000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9942369                                 0.2500
64600.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9942393                                 0.2500
750000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9942397                                 0.2500
389500.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9942511                                 0.2500
105000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9942529                                 0.2500
54000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9942533                                 0.2500
85200.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9942579                                 0.2500
78375.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9942603                                 0.2500
55250.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9942613                                 0.2500
112000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9942653                                 0.2500
84000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9942661                                 0.2500
150000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9943071                                 0.2500
250000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9943619                                 0.2500
57000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9943633                                 0.2500
63000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9943635                                 0.2500
52200.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9943715                                 0.2500
100611.46                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9943813                                 0.2500
296000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9943863                                 0.2500
297000.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9943869                                 0.2500
243900.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9943887                                 0.2500
98100.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9943929                                 0.2500
90400.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9943957                                 0.2500
68800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9943969                                 0.2500
80000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9943991                                 0.2500
211500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9944107                                 0.2500
97800.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9944885                                 0.2500
388000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9944923                                 0.2500
261500.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9944973                                 0.2500
157000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9944987                                 0.2500
88000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9945033                                 0.2500
196800.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9945039                                 0.2500
661600.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9945043                                 0.2500
62000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9945127                                 0.2500
72675.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9945241                                 0.2500
377600.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9945267                                 0.2500
497000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9945293                                 0.2500
64320.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9945349                                 0.2500
55900.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9945373                                 0.2500
636000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9945379                                 0.2500
488000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9946277                                 0.2500
240169.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946411                                 0.2500
92558.64                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946419                                 0.2500
99699.85                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946423                                 0.2500
83413.54                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946527                                 0.2500
271183.60                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946575                                 0.2500
86296.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9946589                                 0.2500
101800.78                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946609                                 0.2500
1996285.36                              0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9946621                                 0.2500
251278.92                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946623                                 0.2500
941018.84                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946629                                 0.2500
432300.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946631                                 0.2500
648425.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946667                                 0.2500
56848.29                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9946677                                 0.2500
81452.06                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9946697                                 0.2500
79800.50                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9946703                                 0.2500
89832.85                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9946711                                 0.2500
82235.53                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946713                                 0.2500
83662.06                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9946737                                 0.2500
77363.22                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9946741                                 0.2500
84750.88                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946753                                 0.2500
303065.60                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9946755                                 0.2500
251096.06                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9946799                                 0.2500
311731.51                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946809                                 0.2500
398986.06                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9946811                                 0.2500
310000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946813                                 0.2500
515946.75                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946825                                 0.2500
89754.57                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9946855                                 0.2500
251543.15                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9946857                                 0.2500
68894.66                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9946891                                 0.2500
97227.66                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9946901                                 0.2500
88730.86                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946911                                 0.2500
102126.93                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946919                                 0.2500
399201.59                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946923                                 0.2500
99805.12                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946925                                 0.2500
339030.29                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946983                                 0.2500
79847.78                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946985                                 0.2500
99809.64                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947037                                 0.2500
91188.37                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9947067                                 0.2500
232000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947069                                 0.2500
249546.75                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9947087                                 0.2500
91824.96                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947089                                 0.2500
318984.65                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947101                                 0.2500
94318.22                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9947143                                 0.2500
95817.35                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947145                                 0.2500
101262.10                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947151                                 0.2500
77999.99                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947163                                 0.2500
64882.15                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9947175                                 0.2500
301625.02                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947181                                 0.2500
264458.31                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947183                                 0.2500
289392.99                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9947207                                 0.2500
77886.74                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9947243                                 0.2500
359450.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947263                                 0.2500
308000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9947265                                 0.2500
78863.59                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9947273                                 0.2500
98000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947283                                 0.2500
255175.08                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9947291                                 0.2500
424210.63                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947345                                 0.2500
79774.37                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947351                                 0.2500
650000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947355                                 0.2500
358914.84                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947375                                 0.2500
357277.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947385                                 0.2500
346980.09                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947393                                 0.2500
247800.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947395                                 0.2500
354375.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9947401                                 0.2500
414252.86                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947405                                 0.2500
277032.56                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947455                                 0.2500
72973.45                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9947483                                 0.2500
263460.36                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947501                                 0.2500
98293.83                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9947527                                 0.2500
386000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947529                                 0.2500
63701.32                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9947535                                 0.2500
94000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947569                                 0.2500
101302.21                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947595                                 0.2500
274464.07                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947599                                 0.2500
63907.06                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9947619                                 0.2500
211200.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947657                                 0.2500
348820.60                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947669                                 0.2500
295090.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947675                                 0.2500
222497.52                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9947699                                 0.2500
93344.76                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9947709                                 0.2500
89300.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9947711                                 0.2500
960000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947715                                 0.2500
375000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947733                                 0.2500
67500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9947767                                 0.2500
499536.90                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947811                                 0.2500
458850.00                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9947857                                 0.2500
89600.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9947873                                 0.2500
93500.00                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9948917                                 0.2500
66800.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9949053                                 0.2500
341250.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9949055                                 0.2500
391070.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9949057                                 0.2500
307500.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9949187                                 0.2500
147250.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9949301                                 0.2500
67920.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9949525                                 0.2500
52250.00                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9949533                                 0.2500
150337.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9949597                                 0.2500
102000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9949603                                 0.2500
56800.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9949675                                 0.2500
216750.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9949895                                 0.2500
54000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9950079                                 0.2500
62300.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9950087                                 0.2500
92650.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9950135                                 0.2500
365000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9950595                                 0.2500
98000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9951373                                 0.2500
399130.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9951637                                 0.2500
83000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9951651                                 0.2500
76792.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9951667                                 0.2500
73550.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9951697                                 0.2500
231844.94                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9951703                                 0.2500
291374.21                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9951705                                 0.2500
554194.06                               0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9951719                                 0.2500
95517.69                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9951741                                 0.2500
366947.30                               0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9951753                                 0.2500
999139.02                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9952057                                 0.2500
94750.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9952061                                 0.2500
93800.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9952637                                 0.2500
296000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9952739                                 0.2500
75000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9952751                                 0.2500
72800.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9952755                                 0.2500
95200.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9952777                                 0.2500
76081.16                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9952783                                 0.2500
75923.08                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9952791                                 0.2500
94050.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9952845                                 0.2500
58000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9953103                                 0.2500
250000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9953105                                 0.2500
81600.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9953109                                 0.2500
102704.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9953173                                 0.2500
99000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9957401                                 0.2500
90000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9958935                                 0.2500
76000.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9959091                                 0.2500
336000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9959099                                 0.2500
700000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959103                                 0.2500
447838.67                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959107                                 0.2500
319200.00                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9959111                                 0.2500
404000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9959117                                 0.2500
383500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959119                                 0.2500
531000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959141                                 0.2500
308000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959159                                 0.2500
392348.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959183                                 0.2500
74000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9959209                                 0.2500
94400.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959215                                 0.2500
54950.28                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959219                                 0.2500
76400.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9959239                                 0.2500
400000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959295                                 0.2500
253600.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959297                                 0.2500
296250.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959301                                 0.2500
334666.51                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959401                                 0.2500
88000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9959551                                 0.2500
84080.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9959705                                 0.2500
90000.00                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9959919                                 0.2500
80500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959921                                 0.2500
63000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959923                                 0.2500
80500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959925                                 0.2500
79000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959927                                 0.2500
79400.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959929                                 0.2500
79000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959931                                 0.2500
80500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959935                                 0.2500
56500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959991                                 0.2500
86400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960087                                 0.2500
69300.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9960189                                 0.2500
230850.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960299                                 0.2500
87450.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9960401                                 0.2500
65875.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9960521                                 0.2500
67500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960539                                 0.2500
86400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960551                                 0.2500
62300.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960575                                 0.2500
65700.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9960577                                 0.2500
86400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960581                                 0.2500
64000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960583                                 0.2500
86400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960585                                 0.2500
62400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960587                                 0.2500
86400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9960601                                 0.2500
63000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9961027                                 0.2500
395596.26                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9961889                                 0.2500
96000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9962551                                 0.2500
69600.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9962643                                 0.2500
53500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9962699                                 0.2500
85500.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9964149                                 0.2500
376000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9964151                                 0.2500
400000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9964405                                 0.2500
76500.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9964451                                 0.2500
736000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9964467                                 0.2500
215920.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9964631                                 0.2500
300000.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9964699                                 0.2500
58900.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9964705                                 0.2500
96425.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9964987                                 0.2500
422500.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9964997                                 0.2500
420000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9964999                                 0.2500
635900.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9965013                                 0.2500
624700.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9965017                                 0.2500
378000.00                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9965019                                 0.2500
500250.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9965039                                 0.2500
359650.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9966391                                 0.2500
77000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9968927                                 0.2500
100000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9968935                                 0.2500
92000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9969133                                 0.2500
79920.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9969137                                 0.2500
88500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9969139                                 0.2500
88500.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9971405                                 0.2500
85000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9971505                                 0.2500
82500.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9973449                                 0.2500
96300.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9974563                                 0.2500
468000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9977389                                 0.2500
93080.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

Total Number of Loans:                  1,223

Total Original Balance:                 264,772,903.60

Total Principal Balance:                264,369,993.33

Total Original P+I:                     1,605,385.43

Total Current P+I:                      1,605,378.12

Fixed Rate Loan
Loan Number   S/S Code    Payment Type       Original Bal       Loan Feature
                          Orig Term          Principal Bal      # of Units
                          Orig Rate          Original PI        LTV
                          Net Curr           Current PI
City          State  Zip  Loan Purp          Note Date          MI Co Code
Servicer Loan #           Prop Type          First Pay Date     MI Coverage
Seller Loan   #           Occup Code         Maturity Date
Investor Loan #
9452611       E22/G02     F                  93,150.00          ZZ
                          360                92,270.83          4
                          6.8750             611.93             90
                          6.6250             611.93
FARGO         ND 58102    1                  08/06/04           10
0421417486                05                 10/01/04           25.0000
0421417486                N                  09/01/34
0

9585397       F09/G02     F                  80,000.00          ZZ
                          360                79,196.82          1
                          6.6250             512.25             60
                          6.3750             512.25
LYNDONVILLE   VT 05851    1                  07/30/04           00
0438440174                05                 09/01/04           0.0000
4000114854                O                  08/01/34
0

9585401       F09/G02     F                  161,500.00         ZZ
                          360                159,936.37         1
                          6.7500             1047.49            95
                          6.5000             1047.49
PEMBROKE PINESFL 33025    1                  07/26/04           01
0438440182                09                 09/01/04           30.0000
4000115096                O                  08/01/34
0

9628974       286/286     F                  37,500.00          ZZ
                          360                37,267.76          1
                          5.8750             221.83             69
                          5.6250             221.83
KNOXVILLE     TN 37914    2                  11/24/04           00
0003702805                05                 01/01/05           0.0000
0003702805                N                  12/01/34
0

9633994       286/286     F                  350,000.00         ZZ
                          360                348,784.39         1
                          6.7500             2270.10            60
                          6.5000             2270.10
PORT ST. JOE  FL 32456    5                  01/13/05           00
0003073803                05                 03/01/05           0.0000
0003073803                O                  02/01/35
0

9650062       Y21/G02     F                  129,000.00         ZZ
                          360                128,551.94         3
                          6.7500             836.70             43
                          6.5000             836.70
PAWTUCKET     RI 02860    5                  01/20/05           00
0438979304                05                 03/01/05           0.0000
205011101                 O                  02/01/35
0

9655606       286/286     F                  109,550.00         ZZ
                          360                109,140.89         3
                          6.3750             683.45             47
                          6.1250             683.45
RENO          NV 89502    2                  01/30/05           00
0003626572                05                 03/01/05           0.0000
0003626572                N                  02/01/35
0

9656112       286/286     F                  214,000.00         ZZ
                          360                213,181.40         1
                          6.2500             1317.64            70
                          6.0000             1317.64
WEST BLOOMFIELMI 48322    2                  01/28/05           00
0003787304                05                 03/01/05           0.0000
0003787304                N                  02/01/35
0

9669070       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815360                05                 04/01/05           0.0000
0003815360                N                  03/01/35
0

9669076       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             53
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815456                05                 04/01/05           0.0000
0003815456                N                  03/01/35
0

9669078       286/286     F                  73,000.00          ZZ
                          360                72,791.10          2
                          6.2500             449.48             57
                          6.0000             449.48
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815458                05                 04/01/05           0.0000
0003815458                N                  03/01/35
0

9669080       286/286     F                  72,100.00          ZZ
                          360                71,893.67          2
                          6.2500             443.94             56
                          6.0000             443.94
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815459                05                 04/01/05           0.0000
0003815459                N                  03/01/35
0

9669084       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             55
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815465                05                 04/01/05           0.0000
0003815465                N                  03/01/35
0

9669088       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815467                05                 04/01/05           0.0000
0003815467                N                  03/01/35
0

9669094       286/286     F                  74,200.00          ZZ
                          360                73,987.66          2
                          6.2500             456.87             65
                          6.0000             456.87
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815470                05                 04/01/05           0.0000
0003815470                N                  03/01/35
0

9669098       286/286     F                  64,000.00          ZZ
                          360                63,816.87          2
                          6.2500             394.06             56
                          6.0000             394.06
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815475                05                 04/01/05           0.0000
0003815475                N                  03/01/35
0

9669100       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815477                05                 04/01/05           0.0000
0003815477                N                  03/01/35
0

9669102       286/286     F                  68,200.00          ZZ
                          360                68,004.85          2
                          6.2500             419.92             60
                          6.0000             419.92
KNOB NOSTER   MO 65336    2                  02/14/05           00
0003815479                05                 04/01/05           0.0000
0003815479                N                  03/01/35
0

9669118       286/286     F                  70,000.00          ZZ
                          360                69,822.10          1
                          6.8750             459.86             36
                          6.6250             459.86
FRAMINGHAM    MA 01702    5                  02/10/05           00
0003827341                01                 04/01/05           0.0000
0003827341                O                  03/01/35
0

9669162       286/286     F                  252,500.00         ZZ
                          360                251,806.92         1
                          7.1250             1701.14            73
                          6.8750             1701.14
RANDOLPH      MA 02368    5                  02/15/05           00
0003843199                05                 04/01/05           0.0000
0003843199                O                  03/01/35
0

9669190       286/286     F                  54,000.00          ZZ
                          360                53,863.10          1
                          6.8750             354.75             80
                          6.6250             354.75
BALTIMORE     MD 21218    5                  02/21/05           00
0003851879                05                 04/01/05           0.0000
0003851879                N                  03/01/35
0

9669222       286/286     F                  100,000.00         ZZ
                          360                99,758.67          1
                          7.1250             673.72             48
                          6.8750             673.72
PAWTUCKET     RI 02860    5                  02/16/05           00
0003860963                05                 04/01/05           0.0000
0003860963                O                  03/01/35
0

9669274       286/286     F                  88,500.00          ZZ
                          360                88,270.11          4
                          6.7500             574.01             73
                          6.5000             574.01
NEWBURG HTS   OH 44105    2                  02/23/05           00
0003879652                05                 04/01/05           0.0000
0003879652                N                  03/01/35
0

9669284       286/286     F                  51,800.00          ZZ
                          360                51,674.51          1
                          7.2500             353.37             70
                          7.0000             353.37
INDIANAPOLIS  IN 46237    5                  02/17/05           00
0003881568                05                 04/01/05           0.0000
0003881568                O                  03/01/35
0

9669324       286/286     F                  65,000.00          ZZ
                          360                64,846.94          1
                          7.2500             443.42             59
                          7.0000             443.42
MINNEAPOLIS   MN 55411    5                  02/18/05           00
0003899024                05                 04/01/05           0.0000
0003899024                O                  03/01/35
0

9669404       286/286     F                  226,800.00         ZZ
                          360                226,100.79         1
                          7.3750             1566.46            90
                          6.5430             1566.46
CLOVIS        NM 88101    1                  01/14/05           41
0003805612                05                 03/01/05           25.0000
0003805612                O                  02/01/35
0

9669416       286/286     F                  42,750.00          ZZ
                          360                42,639.82          1
                          8.2500             321.17             95
                          6.9510             321.17
LAUDERHILL    FL 33313    1                  01/14/05           41
0003811730                01                 03/01/05           30.0000
0003811730                O                  02/01/35
0

9669418       286/286     F                  294,500.00         ZZ
                          360                293,639.20         1
                          7.6250             2084.46            95
                          6.6940             2084.46
VALRICO       FL 33594    1                  01/10/05           41
0003812999                05                 03/01/05           30.0000
0003812999                O                  02/01/35
0

9669436       286/286     F                  80,100.00          ZZ
                          360                79,898.74          1
                          8.3750             608.82             90
                          6.8530             608.82
ORLANDO       FL 32825    1                  01/20/05           41
0003825808                01                 03/01/05           25.0000
0003825808                O                  02/01/35
0

9669440       286/286     F                  348,650.00         ZZ
                          360                347,605.23         1
                          7.5000             2437.82            95
                          6.7380             2437.82
SILVER SPRING MD 20902    1                  01/28/05           41
0003829365                05                 03/01/05           30.0000
0003829365                O                  02/01/35
0

9669454       286/286     F                  42,750.00          ZZ
                          360                42,663.36          1
                          8.0000             313.69             95
                          6.7800             313.69
DALLAS        TX 75227    1                  02/03/05           41
0003843417                05                 04/01/05           30.0000
0003843417                O                  03/01/35
0

9669612       286/286     F                  275,000.00         ZZ
                          360                273,867.96         1
                          6.6250             1760.86            65
                          6.3750             1760.86
CROFTON       MD 21114    5                  01/07/05           00
0003788165                05                 03/01/05           0.0000
0003788165                O                  02/01/35
0

9669634       286/286     F                  198,810.00         T
                          360                198,143.44         1
                          7.5000             1390.11            90
                          6.7380             1390.11
DESOTO        TX 75115    1                  01/12/05           41
0003822404                03                 03/01/05           25.0000
0003822404                O                  02/01/35
0

9707216       286/286     F                  69,250.00          ZZ
                          360                68,918.00          1
                          6.2500             426.38             80
                          6.0000             426.38
SUGARLAND     TX 77478    1                  12/22/04           00
0003789892                03                 02/01/05           0.0000
0003789892                O                  01/01/35
0

9707220       286/286     F                  131,200.00         ZZ
                          360                130,524.58         1
                          5.8750             776.10             80
                          5.6250             776.10
KATY          TX 77493    1                  12/15/04           00
0003804710                03                 02/01/05           0.0000
0003804710                O                  01/01/35
0

9707226       286/286     F                  130,400.00         ZZ
                          360                129,999.19         1
                          5.8750             771.37             80
                          5.6250             771.37
PFLUGERVILLE  TX 78660    1                  02/23/05           00
0003862870                05                 04/01/05           0.0000
0003862870                O                  03/01/35
0

9707230       286/286     F                  125,200.00         ZZ
                          360                124,815.17         1
                          5.8750             740.61             80
                          5.6250             740.61
DALLAS        TX 75228    1                  02/15/05           00
0003864504                05                 04/01/05           0.0000
0003864504                O                  03/01/35
0

9707234       286/286     F                  125,560.00         ZZ
                          360                125,173.99         1
                          5.8750             742.74             80
                          5.6250             742.74
EL PASO       TX 79911    1                  02/15/05           00
0003872835                05                 04/01/05           0.0000
0003872835                O                  03/01/35
0

9707238       286/286     F                  84,800.00          ZZ
                          360                84,526.63          1
                          5.6250             488.16             80
                          5.3750             488.16
AUSTIN        TX 78731    1                  02/25/05           00
0003876734                01                 04/01/05           0.0000
0003876734                O                  03/01/35
0

9707246       286/286     F                  63,920.00          ZZ
                          360                63,798.38          1
                          6.2500             393.57             80
                          6.0000             393.57
ROCKFORD      IL 61104    1                  03/17/05           00
0003894467                05                 05/01/05           0.0000
0003894467                O                  04/01/35
0

9707250       286/286     F                  135,200.00         ZZ
                          360                134,916.99         1
                          5.7500             789.00             80
                          5.5000             789.00
DALLAS        TX 75238    1                  03/01/05           00
0003899395                05                 05/01/05           0.0000
0003899395                O                  04/01/35
0

9707252       286/286     F                  197,750.00         ZZ
                          360                197,345.71         1
                          5.8750             1169.77            80
                          5.6250             1169.77
STATE COLLEGE PA 16803    1                  03/07/05           00
0003899647                05                 05/01/05           0.0000
0003899647                O                  04/01/35
0

9707266       286/286     F                  204,800.00         ZZ
                          360                204,381.37         1
                          5.8750             1211.47            80
                          5.6250             1211.47
ARLINGTON     TX 76013    1                  03/21/05           00
0003909972                03                 05/01/05           0.0000
0003909972                O                  04/01/35
0

9707272       286/286     F                  250,000.00         ZZ
                          360                249,139.91         1
                          5.7500             1458.93            80
                          5.5000             1458.93
ST AUGUSTINE  FL 32084    1                  02/22/05           00
0003912876                05                 04/01/05           0.0000
0003912876                O                  03/01/35
0

9707278       286/286     F                  180,000.00         ZZ
                          360                179,446.74         1
                          5.8750             1064.77            80
                          5.6250             1064.77
ROCKWALL      TX 75087    1                  03/04/05           00
0003915796                05                 04/01/05           0.0000
0003915796                O                  03/01/35
0

9707282       286/286     F                  125,600.00         ZZ
                          360                125,204.69         1
                          5.7500             732.97             80
                          5.5000             732.97
ANDERSON      SC 29621    1                  03/04/05           00
0003918723                05                 04/01/05           0.0000
0003918723                O                  03/01/35
0

9707292       286/286     F                  87,120.00          ZZ
                          360                86,858.51          1
                          6.0000             522.33             80
                          5.7500             522.33
INDEPENDENCE  MO 64055    1                  02/23/05           00
0003921966                05                 04/01/05           0.0000
0003921966                O                  03/01/35
0

9707296       286/286     F                  110,400.00         ZZ
                          360                110,060.67         1
                          5.8750             653.06             80
                          5.6250             653.06
RALEIGH       NC 27614    1                  02/28/05           00
0003923721                07                 04/01/05           0.0000
0003923721                O                  03/01/35
0

9707300       286/286     F                  124,000.00         ZZ
                          360                123,733.06         1
                          5.6250             713.81             80
                          5.3750             713.81
FORT WORTH    TX 76140    1                  03/02/05           00
0003924064                05                 05/01/05           0.0000
0003924064                O                  04/01/35
0

9707306       286/286     F                  76,400.00          ZZ
                          360                76,258.10          1
                          6.3750             476.64             80
                          6.1250             476.64
SPRINGFIELD   IL 62703    1                  03/18/05           00
0003928505                05                 05/01/05           0.0000
0003928505                O                  04/01/35
0

9707328       286/286     F                  227,900.00         ZZ
                          360                227,317.28         1
                          6.2500             1403.22            80
                          6.0000             1403.22
FISHERS       IN 46038    1                  03/18/05           00
0003957476                05                 05/01/05           0.0000
0003957476                O                  04/01/35
0

9721539       W96/G02     F                  114,000.00         ZZ
                          360                113,471.48         1
                          7.3750             787.37             43
                          7.1250             787.37
SUMMERFIELD   FL 34491    5                  11/16/04           00
0438715534                05                 01/01/05           0.0000
24100294                  O                  12/01/34
0

9734154       286/286     F                  243,700.00         ZZ
                          360                243,236.32         1
                          6.2500             1500.51            80
                          6.0000             1500.51
MESA          AZ 85207    1                  03/17/05           00
0002798778                03                 05/01/05           0.0000
0002798778                O                  04/01/35
0

9734172       286/286     F                  191,200.00         ZZ
                          360                190,449.65         1
                          5.8750             1131.03            80
                          5.6250             1131.03
ROYAL OAK     MI 48073    1                  03/24/05           00
0003378088                05                 05/01/05           0.0000
0003378088                O                  04/01/35
0

9734176       286/286     F                  269,150.00         ZZ
                          360                268,778.32         1
                          7.8750             1951.53            90
                          7.0850             1951.53
CHANDLER      AZ 85225    1                  03/04/05           33
0003483531                03                 05/01/05           25.0000
0003483531                O                  04/01/35
0

9734178       286/286     F                  54,000.00          ZZ
                          360                53,953.50          1
                          6.7500             350.25             90
                          6.5000             350.25
HAGERSTOWN    MD 21740    1                  04/01/05           11
0003538360                05                 06/01/05           25.0000
0003538360                N                  05/01/35
0

9734190       286/286     F                  22,500.00          ZZ
                          360                22,406.67          1
                          7.0000             149.70             90
                          6.7500             149.70
BALTIMORE     MD 21223    1                  12/08/04           13
0003671759                05                 02/01/05           25.0000
0003671759                N                  01/01/35
0

9734198       286/286     F                  110,000.00         ZZ
                          360                109,810.05         1
                          6.7500             713.46             39
                          6.5000             713.46
WANTAGE       NJ 07461    1                  03/24/05           00
0003701412                03                 05/01/05           0.0000
0003701412                O                  04/01/35
0

9734216       286/286     F                  67,500.00          ZZ
                          360                67,386.25          1
                          6.8750             443.43             90
                          6.6250             443.43
HAGERSTOWN    MD 21740    1                  03/18/05           13
0003795128                05                 05/01/05           25.0000
0003795128                N                  04/01/35
0

9734220       286/286     F                  98,500.00          ZZ
                          360                98,312.57          1
                          6.2500             606.49             62
                          6.0000             606.49
URBANNA       VA 23175    2                  03/22/05           00
0003812834                05                 05/01/05           0.0000
0003812834                O                  04/01/35
0

9734238       286/286     F                  29,250.00          ZZ
                          360                29,206.43          1
                          7.5000             204.53             90
                          7.2500             204.53
MC KENNEY     VA 23872    1                  03/22/05           11
0003841911                05                 05/01/05           25.0000
0003841911                N                  04/01/35
0

9734242       286/286     F                  243,000.00         ZZ
                          360                242,537.64         1
                          6.2500             1496.20            78
                          6.0000             1496.20
GILBERT       AZ 85233    2                  03/11/05           00
0003845352                03                 05/01/05           0.0000
0003845352                N                  04/01/35
0

9734250       286/286     F                  211,250.00         T
                          360                208,842.85         1
                          6.2500             1300.71            65
                          6.0000             1300.71
BONITA SPRINGSFL 34134    1                  03/15/05           00
0003849374                01                 05/01/05           0.0000
0003849374                O                  04/01/35
0

9734252       286/286     F                  218,500.00         ZZ
                          360                218,166.44         1
                          7.3750             1509.13            95
                          6.5850             1509.13
RIVERVIEW     FL 33569    1                  03/31/05           33
0003851340                03                 05/01/05           30.0000
0003851340                O                  04/01/35
0

9734258       286/286     F                  272,000.00         ZZ
                          360                271,530.30         1
                          6.7500             1764.19            85
                          6.5000             1764.19
OLD BRIDGE    NJ 08857    2                  03/18/05           11
0003857590                03                 05/01/05           12.0000
0003857590                O                  04/01/35
0

9734264       286/286     F                  176,800.00         ZZ
                          360                176,463.61         1
                          6.2500             1088.59            80
                          6.0000             1088.59
BALTIMORE     MD 21231    1                  03/15/05           00
0003860126                03                 05/01/05           0.0000
0003860126                O                  04/01/35
0

9734266       286/286     F                  341,250.00         T
                          360                340,631.33         1
                          6.5000             2156.94            75
                          6.2500             2156.94
ESTERO        FL 33928    1                  03/07/05           00
0003860594                05                 05/01/05           0.0000
0003860594                O                  04/01/35
0

9734294       286/286     F                  219,750.00         ZZ
                          360                219,414.55         1
                          7.3750             1517.76            75
                          7.1250             1517.76
BURTONSVILLE  MD 20866    5                  03/08/05           00
0003872367                09                 05/01/05           0.0000
0003872367                O                  04/01/35
0

9734302       286/286     F                  143,000.00         ZZ
                          360                142,557.89         2
                          6.8750             939.41             90
                          6.0850             939.41
PITTSFIELD    MA 01201    1                  03/30/05           33
0003876006                05                 05/01/05           25.0000
0003876006                N                  04/01/35
0

9734306       286/286     F                  351,000.00         ZZ
                          360                350,332.17         2
                          6.2500             2161.17            90
                          6.0000             2161.17
WASHINGTON    DC 20019    1                  03/14/05           11
0003877995                07                 05/01/05           25.0000
0003877995                N                  04/01/35
0

9734312       286/286     F                  87,550.00          ZZ
                          360                87,322.58          2
                          6.7500             567.85             85
                          6.5000             567.85
KENOSHA       WI 53140    1                  02/28/05           44
0003880072                05                 04/01/05           12.0000
0003880072                N                  03/01/35
0

9734326       286/286     F                  232,000.00         ZZ
                          360                231,558.58         1
                          6.2500             1428.47            80
                          6.0000             1428.47
ST. LOUIS     MO 63129    1                  03/22/05           00
0003882788                03                 05/01/05           0.0000
0003882788                O                  04/01/35
0

9734534       286/286     F                  55,000.00          TX
                          360                54,897.85          1
                          6.3750             343.13             75
                          6.1250             343.13
TYLER         TX 75702    5                  03/14/05           00
0003891058                05                 05/01/05           0.0000
0003891058                N                  04/01/35
0

9734552       286/286     F                  233,750.00         ZZ
                          360                233,384.20         1
                          7.2500             1594.59            83
                          6.4600             1594.59
HAMPTON       VA 23666    5                  03/03/05           45
0003895127                05                 05/01/05           6.0000
0003895127                O                  04/01/35
0

9734554       286/286     F                  70,000.00          T
                          360                69,793.14          1
                          7.6250             495.46             64
                          7.3750             495.46
WEST BRANCH   MI 48661    5                  03/17/05           00
0003895288                05                 05/01/05           0.0000
0003895288                O                  04/01/35
0

9734568       286/286     F                  247,500.00         ZZ
                          360                247,051.30         1
                          6.5000             1564.37            75
                          6.2500             1564.37
LONG BRANCH   NJ 07740    5                  03/18/05           00
0003897570                05                 05/01/05           0.0000
0003897570                N                  04/01/35
0

9734602       286/286     F                  61,100.00          ZZ
                          360                60,983.74          1
                          6.2500             376.21             27
                          6.0000             376.21
KILL DEVIL HILNC 27948    1                  03/21/05           00
0003901420                05                 05/01/05           0.0000
0003901420                O                  04/01/35
0

9734604       286/286     F                  267,520.00         ZZ
                          360                267,011.00         1
                          6.2500             1647.17            80
                          6.0000             1647.17
YUBA CITY     CA 95993    1                  03/04/05           00
0003901882                05                 05/01/05           0.0000
0003901882                O                  04/01/35
0

9734608       286/286     F                  55,252.00          ZZ
                          360                55,151.81          1
                          6.5000             349.24             85
                          6.2500             349.24
WATERBURY     CT 06705    1                  03/14/05           13
0003902270                01                 05/01/05           20.0000
0003902270                N                  04/01/35
0

9734610       286/286     F                  127,200.00         ZZ
                          360                126,933.74         1
                          5.7500             742.31             80
                          5.5000             742.31
ROANOKE       VA 24019    1                  03/28/05           00
0003903685                05                 05/01/05           0.0000
0003903685                O                  04/01/35
0

9734620       286/286     F                  228,000.00         ZZ
                          360                227,566.19         1
                          6.2500             1403.84            80
                          6.0000             1403.84
SALEM         VA 24153    1                  03/31/05           00
0003905867                05                 05/01/05           0.0000
0003905867                O                  04/01/35
0

9734636       286/286     F                  206,100.00         ZZ
                          360                205,726.35         1
                          6.5000             1302.70            90
                          6.2500             1302.70
LEHI          UT 84043    1                  03/21/05           11
0003909248                05                 05/01/05           25.0000
0003909248                O                  04/01/35
0

9734644       286/286     F                  116,000.00         ZZ
                          360                115,768.46         1
                          6.0000             695.48             75
                          5.7500             695.48
VIRGINIA BEACHVA 23462    5                  03/18/05           00
0003910565                05                 05/01/05           0.0000
0003910565                N                  04/01/35
0

9734664       286/286     F                  53,200.00          ZZ
                          360                53,105.86          1
                          6.6250             340.65             70
                          6.3750             340.65
VAN VLECK     TX 77482    1                  03/23/05           00
0003914202                05                 05/01/05           0.0000
0003914202                N                  04/01/35
0

9734676       286/286     F                  244,000.00         ZZ
                          360                243,535.74         1
                          6.2500             1502.36            80
                          6.0000             1502.36
LAS VEGAS     NV 89148    1                  03/23/05           00
0003916246                03                 05/01/05           0.0000
0003916246                O                  04/01/35
0

9734684       286/286     F                  166,500.00         ZZ
                          360                166,219.43         3
                          6.8750             1093.79            90
                          6.6250             1093.79
NEW BEDFORD   MA 02740    1                  03/14/05           11
0003918718                05                 05/01/05           25.0000
0003918718                N                  04/01/35
0

9734688       286/286     F                  200,000.00         ZZ
                          360                199,694.68         1
                          7.3750             1381.36            80
                          7.1250             1381.36
PEMBROKE      NH 03275    2                  03/18/05           00
0003919681                05                 05/01/05           0.0000
0003919681                O                  04/01/35
0

9734704       286/286     F                  171,000.00         ZZ
                          360                170,704.71         3
                          6.7500             1109.11            90
                          6.5000             1109.11
WATERBURY     CT 06704    1                  03/21/05           13
0003922073                05                 05/01/05           25.0000
0003922073                N                  04/01/35
0

9734710       286/286     F                  98,800.00          ZZ
                          360                98,666.97          1
                          8.0000             724.96             95
                          7.2100             724.96
ST HELENS     OR 97051    1                  03/28/05           45
0003922763                01                 05/01/05           25.0000
0003922763                O                  04/01/35
0

9734744       286/286     F                  192,000.00         ZZ
                          360                191,634.69         1
                          6.2500             1182.18            80
                          6.0000             1182.18
MIAMI         FL 33177    1                  03/23/05           00
0003925977                05                 05/01/05           0.0000
0003925977                O                  04/01/35
0

9734746       286/286     F                  208,000.00         ZZ
                          360                207,658.01         1
                          7.0000             1383.83            80
                          6.7500             1383.83
CARY          NC 27519    2                  03/08/05           00
0003927340                05                 05/01/05           0.0000
0003927340                O                  04/01/35
0

9734760       286/286     F                  301,000.00         ZZ
                          360                300,492.79         1
                          6.8750             1977.36            77
                          6.6250             1977.36
WOODBRIDGE    VA 22193    1                  03/29/05           00
0003930460                05                 05/01/05           0.0000
0003930460                O                  04/01/35
0

9734778       286/286     F                  73,500.00          ZZ
                          240                73,194.91          1
                          6.3750             542.61             70
                          6.1250             542.61
LEXINGTON     KY 40515    2                  03/22/05           00
0003932483                05                 05/01/05           0.0000
0003932483                O                  04/01/25
0

9734780       286/286     F                  35,750.00          ZZ
                          360                35,700.62          3
                          7.8750             259.22             65
                          7.6250             259.22
BUFFALO       NY 14213    5                  03/17/05           00
0003932771                05                 05/01/05           0.0000
0003932771                N                  04/01/35
0

9734782       286/286     F                  125,000.00         ZZ
                          300                124,665.24         1
                          6.5000             844.01             73
                          6.2500             844.01
DAYTON        OH 45419    2                  03/25/05           00
0003932822                05                 05/01/05           0.0000
0003932822                N                  04/01/30
0

9734796       286/286     F                  28,000.00          ZZ
                          360                27,959.33          1
                          7.6250             198.19             80
                          7.3750             198.19
PITTSBURGH    PA 15210    1                  03/24/05           00
0003935057                05                 05/01/05           0.0000
0003935057                N                  04/01/35
0

9734812       286/286     F                  123,500.00         ZZ
                          360                122,841.15         4
                          8.2500             927.82             95
                          8.0000             927.82
BAY CITY      MI 48708    1                  03/31/05           11
0003937941                05                 05/01/05           25.0000
0003937941                O                  04/01/35
0

9734828       286/286     F                  39,150.00          ZZ
                          360                39,080.71          1
                          6.6250             250.69             90
                          6.3750             250.69
KANKAKEE      IL 60901    1                  03/18/05           11
0003939429                01                 05/01/05           25.0000
0003939429                N                  04/01/35
0

9734840       286/286     F                  68,200.00          ZZ
                          360                68,098.44          1
                          7.5000             476.87             65
                          7.2500             476.87
CHARLESTON    SC 29414    1                  03/22/05           00
0003941257                05                 05/01/05           0.0000
0003941257                N                  04/01/35
0

9734842       286/286     F                  98,400.00          ZZ
                          360                98,225.88          1
                          6.6250             630.07             80
                          6.3750             630.07
PHILADELPHIA  PA 19136    1                  03/30/05           00
0003941511                07                 05/01/05           0.0000
0003941511                O                  04/01/35
0

9734846       286/286     F                  275,920.00         T
                          360                275,419.77         1
                          6.5000             1744.01            80
                          6.2500             1744.01
DEERFIELD BEACFL 33441    1                  03/17/05           00
0003942689                08                 05/01/05           0.0000
0003942689                O                  04/01/35
0

9734850       286/286     F                  70,000.00          ZZ
                          360                69,882.02          1
                          6.8750             459.86             31
                          6.6250             459.86
HAVERTOWN     PA 19083    1                  03/15/05           00
0003943296                05                 05/01/05           0.0000
0003943296                O                  04/01/35
0

9734852       286/286     F                  80,500.00          ZZ
                          360                80,374.00          1
                          7.2500             549.16             70
                          7.0000             549.16
LAFAYETTE     IN 47901    5                  03/16/05           00
0003943314                05                 05/01/05           0.0000
0003943314                O                  04/01/35
0

9734858       286/286     F                  217,600.00         ZZ
                          360                217,205.49         1
                          6.5000             1375.39            80
                          6.2500             1375.39
CHANDLER      AZ 85225    5                  03/29/05           00
0003944508                03                 05/01/05           0.0000
0003944508                N                  04/01/35
0

9734862       286/286     F                  64,050.00          ZZ
                          360                63,947.25          1
                          7.1250             431.52             75
                          6.8750             431.52
PITTSBURGH    PA 15202    1                  04/01/05           00
0003944874                05                 05/01/05           0.0000
0003944874                O                  04/01/35
0

9734918       286/286     F                  27,750.00          ZZ
                          360                27,698.71          1
                          7.0000             184.63             74
                          6.7500             184.63
AUSTIN        TX 78741    1                  03/30/05           00
0003954822                01                 05/01/05           0.0000
0003954822                N                  04/01/35
0

9734932       286/286     F                  69,800.00          ZZ
                          360                69,679.46          1
                          6.7500             452.73             95
                          6.5000             452.73
KNOXVILLE     TN 37932    5                  03/25/05           13
0003956728                05                 05/01/05           30.0000
0003956728                O                  04/01/35
0

9734940       286/286     F                  184,500.00         ZZ
                          360                184,173.52         4
                          6.6250             1181.38            75
                          6.3750             1181.38
MIDDLETOWN    CT 06457    1                  03/30/05           00
0003959006                05                 05/01/05           0.0000
0003959006                N                  04/01/35
0

9734950       286/286     F                  55,000.00          ZZ
                          360                54,902.67          1
                          6.6250             352.18             43
                          6.3750             352.18
SAYBROOK      IL 61770    1                  03/29/05           00
0003960332                05                 05/01/05           0.0000
0003960332                O                  04/01/35
0

9734968       286/286     F                  351,500.00         ZZ
                          360                350,963.42         1
                          7.3750             2427.73            95
                          6.5850             2427.73
ALEXANDRIA    VA 22305    1                  03/31/05           45
0003963854                07                 05/01/05           25.0000
0003963854                O                  04/01/35
0

9734972       286/286     F                  141,200.00         ZZ
                          360                140,979.02         4
                          7.2500             963.24             90
                          7.0000             963.24
WEST COLUMBIA SC 29170    1                  03/30/05           11
0003964393                05                 05/01/05           25.0000
0003964393                N                  04/01/35
0

9734998       286/286     F                  236,480.00         ZZ
                          360                236,127.88         1
                          7.5000             1653.51            80
                          7.2500             1653.51
BATTLE GROUND WA 98604    1                  03/24/05           00
0003969347                05                 05/01/05           0.0000
0003969347                O                  04/01/35
0

9735010       286/286     F                  248,000.00         ZZ
                          360                247,630.73         1
                          7.5000             1734.06            80
                          7.2500             1734.06
TITUSVILLE    FL 32780    1                  03/31/05           00
0003973323                05                 05/01/05           0.0000
0003973323                O                  04/01/35
0

9740046       286/286     F                  102,800.00         ZZ
                          360                102,578.77         1
                          6.0000             616.34             80
                          5.7500             616.34
BALTIMORE     MD 21222    1                  03/30/05           00
0003927874                05                 05/01/05           0.0000
0003927874                O                  04/01/35
0

9740050       286/286     F                  103,000.00         ZZ
                          360                102,683.40         1
                          5.8750             609.29             80
                          5.6250             609.29
WARNER ROBINS GA 31088    1                  03/04/05           00
0003929753                05                 04/01/05           0.0000
0003929753                O                  03/01/35
0

9740144       286/286     F                  100,960.00         ZZ
                          360                100,767.90         1
                          6.2500             621.63             80
                          6.0000             621.63
BATON ROUGE   LA 70808    1                  03/30/05           00
0003946092                01                 05/01/05           0.0000
0003946092                O                  04/01/35
0

9743792       286/286     F                  95,600.00          ZZ
                          360                95,385.28          1
                          5.3750             535.34             80
                          5.1250             535.34
HOUSTON       TX 77063    1                  03/22/05           00
0003917761                01                 05/01/05           0.0000
0003917761                O                  04/01/35
0

9743914       286/286     F                  81,480.00          ZZ
                          360                81,324.96          1
                          6.2500             501.69             80
                          6.0000             501.69
RICHARDSON    TX 75080    1                  03/30/05           00
0003967908                01                 05/01/05           0.0000
0003967908                O                  04/01/35
0

9743918       286/286     F                  78,400.00          ZZ
                          360                78,250.23          1
                          6.2500             482.73             80
                          6.0000             482.73
HOUSTON       TX 77005    1                  03/31/05           00
0003969200                01                 05/01/05           0.0000
0003969200                O                  04/01/35
0

9743924       286/286     F                  102,800.00         ZZ
                          360                102,599.65         1
                          6.1250             624.63             80
                          5.8750             624.63
SPRING        TX 77386    1                  03/30/05           00
0003971627                03                 05/01/05           0.0000
0003971627                O                  04/01/35
0

9747807       E22/G02     F                  321,600.00         ZZ
                          360                318,958.92         1
                          6.6250             2059.24            80
                          6.3750             2059.24
STERLING HEIGHMI 48314    2                  12/23/04           00
0422924480                05                 02/01/05           0.0000
0422924480                O                  01/01/35
0

9751430       Y21/G02     F                  335,200.00         ZZ
                          360                334,866.30         1
                          6.0000             2009.70            80
                          5.7500             2009.70
MONROE        WA 98272    1                  04/07/05           00
0439265315                05                 06/01/05           0.0000
205019048                 O                  05/01/35
0

9751436       Y21/G02     F                  109,000.00         ZZ
                          360                108,888.87         1
                          5.8750             644.78             64
                          5.6250             644.78
KEW GARDENS   NY 11435    1                  04/13/05           00
0439265992                12                 06/01/05           0.0000
205110291                 O                  05/01/35
0

9751438       Y21/G02     F                  354,800.00         ZZ
                          360                354,429.56         1
                          5.7500             2070.52            80
                          5.5000             2070.52
EAGAN         MN 55122    1                  04/08/05           00
0439261199                05                 06/01/05           0.0000
205137601                 O                  05/01/35
0

9751440       Y21/G02     F                  82,000.00          ZZ
                          360                81,922.19          1
                          6.2500             504.89             77
                          6.0000             504.89
KANSAS CITY   MO 64119    1                  04/29/05           00
0439313487                05                 06/01/05           0.0000
205148662                 O                  05/01/35
0

9751448       Y21/G02     F                  94,850.00          ZZ
                          360                94,665.15          1
                          6.1250             576.32             80
                          5.8750             576.32
VANCOUVER     WA 98661    1                  03/29/05           00
0439233594                05                 05/01/05           0.0000
205181490                 O                  04/01/35
0

9751450       Y21/G02     F                  51,200.00          ZZ
                          360                51,159.05          1
                          7.1250             344.95             80
                          6.8750             344.95
BOYNTON BEACH FL 33435    5                  04/01/05           00
0439265927                01                 06/01/05           0.0000
205187668                 O                  05/01/35
0

9751452       Y21/G02     F                  68,000.00          ZZ
                          360                67,944.26          1
                          7.0000             452.41             80
                          6.7500             452.41
PUNTA GORDA   FL 33983    1                  04/18/05           00
0439265349                01                 06/01/05           0.0000
205190936                 O                  05/01/35
0

9751460       Y21/G02     F                  240,000.00         ZZ
                          360                239,543.35         1
                          6.2500             1477.73            75
                          6.0000             1477.73
BARRINGTON    IL 60010    5                  03/25/05           00
0439231002                05                 05/01/05           0.0000
205198988                 O                  04/01/35
0

9751486       Y21/G02     F                  100,000.00         ZZ
                          360                99,900.44          1
                          6.0000             599.56             55
                          5.7500             599.56
FT. MYERS     FL 33908    1                  04/12/05           00
0439233743                01                 06/01/05           0.0000
205211992                 O                  05/01/35
0

9751494       Y21/G02     F                  335,900.00         ZZ
                          360                335,596.34         1
                          6.5000             2123.12            80
                          6.2500             2123.12
TAMPA         FL 33602    1                  04/27/05           00
0439232158                08                 06/01/05           0.0000
205218211                 N                  05/01/35
0

9751512       Y21/G02     F                  205,100.00         T
                          360                204,905.39         1
                          6.2500             1262.84            70
                          6.0000             1262.84
BIG BEAR LAKE CA 92315    5                  04/19/05           00
0439232356                05                 06/01/05           0.0000
205233813                 O                  05/01/35
0

9751518       Y21/G02     F                  109,000.00         ZZ
                          360                108,888.87         1
                          5.8750             644.78             66
                          5.6250             644.78
TAMPA         FL 33625    2                  04/19/05           00
0439227547                03                 06/01/05           0.0000
205237436                 O                  05/01/35
0

9751524       Y21/G02     F                  42,250.00          ZZ
                          360                42,207.93          1
                          6.0000             253.32             65
                          5.7500             253.32
ST. MARYS     OH 45885    1                  04/08/05           00
0439230392                05                 06/01/05           0.0000
205242197                 O                  05/01/35
0

9751532       Y21/G02     F                  239,600.00         ZZ
                          360                239,388.60         1
                          6.6250             1534.19            80
                          6.3750             1534.19
AURORA        IL 60504    1                  04/29/05           00
0439233883                05                 06/01/05           0.0000
205248462                 O                  05/01/35
0

9751538       Y21/G02     F                  133,000.00         ZZ
                          360                132,867.59         1
                          6.0000             797.41             95
                          5.7500             797.41
LEES SUMMIT   MO 64063    2                  04/13/05           14
0439265745                05                 06/01/05           30.0000
205259511                 O                  05/01/35
0

9751546       Y21/G02     F                  205,000.00         ZZ
                          360                204,823.50         1
                          6.7500             1329.63            75
                          6.5000             1329.63
WARWICK       RI 02818    5                  04/15/05           00
0439315821                05                 06/01/05           0.0000
205265103                 O                  05/01/35
0

9751582       Y21/G02     F                  280,000.00         ZZ
                          360                279,740.66         1
                          6.3750             1746.84            80
                          6.1250             1746.84
COCONUT CREEK FL 33073    1                  04/11/05           00
0439314279                03                 06/01/05           0.0000
205290230                 O                  05/01/35
0

9751595       E22/U57     F                  258,000.00         ZZ
                          360                256,956.11         1
                          7.1250             1738.19            74
                          6.8750             1738.19
STAFFORD      VA 22554    5                  12/28/04           00
0422845271                03                 02/01/05           0.0000
0422845271                O                  01/01/35
0

9778021       E82/G02     F                  289,200.00         ZZ
                          360                288,243.48         2
                          7.0000             1924.05            80
                          6.7500             1924.05
NEW ORLEANS   LA 70118    2                  01/21/05           00
0401046826                05                 03/01/05           0.0000
0401046826                N                  02/01/35
0

9779438       X78/G02     F                  196,100.00         ZZ
                          360                196,100.00         1
                          6.6250             1255.65            77
                          6.3750             1255.65
EATONTON      GA 31024    5                  05/06/05           00
0439311986                05                 07/01/05           0.0000
991356                    O                  06/01/35
0

9782162       Y21/G02     F                  70,000.00          ZZ
                          360                70,000.00          1
                          6.3750             436.71             80
                          6.1250             436.71
KEYSTONE      SD 57751    1                  05/05/05           00
0439331448                05                 07/01/05           0.0000
205324835                 O                  06/01/35
0

9783828       286/286     F                  81,000.00          ZZ
                          360                79,122.42          1
                          6.3750             505.34             50
                          6.1250             505.34
PORTLAND      OR 97220    1                  04/15/05           00
0003639923                05                 06/01/05           0.0000
0003639923                N                  05/01/35
0

9783846       286/286     F                  331,500.00         ZZ
                          360                331,162.02         1
                          5.8750             1960.95            79
                          5.6250             1960.95
CAVE CREEK    AZ 85331    5                  04/15/05           00
0003820034                03                 06/01/05           0.0000
0003820034                O                  05/01/35
0

9783848       286/286     F                  74,400.00          ZZ
                          360                74,338.87          1
                          7.0000             494.99             80
                          6.7500             494.99
LONGVIEW      WA 98632    1                  04/06/05           00
0003842081                05                 06/01/05           0.0000
0003842081                O                  05/01/35
0

9783850       286/286     F                  61,500.00          ZZ
                          360                61,440.22          1
                          6.1250             373.69             75
                          5.8750             373.69
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846508                05                 06/01/05           0.0000
0003846508                N                  05/01/35
0

9783852       286/286     F                  89,250.00          ZZ
                          360                89,163.25          1
                          6.1250             542.30             75
                          5.8750             542.30
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846511                05                 06/01/05           0.0000
0003846511                N                  05/01/35
0

9783854       286/286     F                  61,500.00          ZZ
                          360                61,440.22          1
                          6.1250             373.69             75
                          5.8750             373.69
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846515                05                 06/01/05           0.0000
0003846515                N                  05/01/35
0

9783860       286/286     F                  61,500.00          ZZ
                          360                61,440.22          1
                          6.1250             373.69             75
                          5.8750             373.69
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846523                05                 06/01/05           0.0000
0003846523                N                  05/01/35
0

9783862       286/286     F                  61,500.00          ZZ
                          360                61,440.22          1
                          6.1250             373.69             75
                          5.8750             373.69
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846528                05                 06/01/05           0.0000
0003846528                N                  05/01/35
0

9783864       286/286     F                  61,500.00          ZZ
                          360                61,440.22          1
                          6.1250             373.69             75
                          5.8750             373.69
BARDSTOWN     KY 40004    5                  04/20/05           00
0003846530                05                 06/01/05           0.0000
0003846530                N                  05/01/35
0

9783890       286/286     F                  86,796.00          ZZ
                          360                86,570.54          1
                          6.7500             562.96             80
                          6.5000             562.96
HOUSTON       TX 77067    1                  02/21/05           00
0003895897                03                 04/01/05           0.0000
0003895897                N                  03/01/35
0

9783902       286/286     F                  83,700.00          ZZ
                          360                83,627.93          2
                          6.7500             542.88             90
                          6.5000             542.88
WASHINGTON    IN 46205    1                  04/04/05           10
0003909953                05                 06/01/05           25.0000
0003909953                N                  05/01/35
0

9783918       286/286     F                  259,200.00         ZZ
                          360                258,987.53         1
                          7.0000             1724.47            90
                          6.7500             1724.47
NORMAL        IL 61761    1                  04/15/05           01
0003923159                05                 06/01/05           20.0000
0003923159                O                  05/01/35
0

9783924       286/286     F                  294,400.00         ZZ
                          360                294,170.34         1
                          7.2500             2008.33            80
                          7.0000             2008.33
BRIMFIELD     MA 01010    1                  04/15/05           00
0003932814                05                 06/01/05           0.0000
0003932814                O                  05/01/35
0

9783936       286/286     F                  82,500.00          ZZ
                          360                82,428.96          1
                          6.7500             535.10             75
                          6.5000             535.10
VINTON        VA 24179    5                  04/13/05           00
0003936517                05                 06/01/05           0.0000
0003936517                N                  05/01/35
0

9783972       286/286     F                  265,600.00         ZZ
                          360                265,354.00         1
                          6.3750             1657.00            80
                          6.1250             1657.00
BALTIMORE     MD 21218    1                  04/06/05           00
0003944951                07                 06/01/05           0.0000
0003944951                O                  05/01/35
0

9783982       286/286     F                  100,000.00         ZZ
                          360                99,905.11          1
                          6.2500             615.72             80
                          6.0000             615.72
HAMPTON       VA 23663    1                  04/21/05           00
0003948138                05                 06/01/05           0.0000
0003948138                O                  05/01/35
0

9783988       286/286     F                  75,600.00          ZZ
                          360                75,539.54          4
                          7.1250             509.34             90
                          6.8750             509.34
DAYTON        OH 45405    1                  04/04/05           10
0003950859                05                 06/01/05           25.0000
0003950859                N                  05/01/35
0

9784000       286/286     F                  268,000.00         ZZ
                          360                267,785.68         4
                          7.1250             1805.57            80
                          6.8750             1805.57
ELGIN         IL 60120    5                  04/18/05           00
0003954254                05                 06/01/05           0.0000
0003954254                N                  05/01/35
0

9784020       286/286     F                  56,806.00          ZZ
                          360                56,758.27          1
                          6.8750             373.18             80
                          6.6250             373.18
TORRINGTON    CT 06790    1                  04/13/05           00
0003959463                05                 06/01/05           0.0000
0003959463                N                  05/01/35
0

9784040       286/286     F                  91,350.00          ZZ
                          360                91,278.74          1
                          7.2500             623.17             90
                          7.0000             623.17
SHERMAN       IL 62684    1                  04/04/05           11
0003963148                05                 06/01/05           25.0000
0003963148                O                  05/01/35
0

9784046       286/286     F                  296,800.00         ZZ
                          360                296,490.14         2
                          6.2500             1827.45            80
                          6.0000             1827.45
VIRGINIA BEACHVA 23451    5                  04/15/05           00
0003963563                05                 06/01/05           0.0000
0003963563                O                  05/01/35
0

9784064       286/286     F                  81,000.00          ZZ
                          360                79,122.41          1
                          6.3750             505.34             50
                          6.1250             505.34
PORTLAND      OR 97220    1                  04/15/05           00
0003967254                05                 06/01/05           0.0000
0003967254                N                  05/01/35
0

9784106       286/286     F                  100,000.00         ZZ
                          360                99,902.80          1
                          6.1250             607.62             43
                          5.8750             607.62
VIRGIINIA BEACVA 23453    1                  04/13/05           00
0003975504                05                 06/01/05           0.0000
0003975504                N                  05/01/35
0

9784110       286/286     F                  63,750.00          TX
                          240                63,618.04          1
                          6.3750             470.63             75
                          6.1250             470.63
BRAZORIA      TX 77422    5                  04/06/05           00
0003976187                05                 06/01/05           0.0000
0003976187                N                  05/01/25
0

9784130       286/286     F                  267,750.00         ZZ
                          360                267,535.88         4
                          7.1250             1803.89            90
                          6.8750             1803.89
ANDOVER       KS 67002    1                  04/11/05           10
0003979951                05                 06/01/05           25.0000
0003979951                N                  05/01/35
0

9784142       286/286     F                  75,200.00          ZZ
                          360                75,135.25          1
                          6.7500             487.75             80
                          6.5000             487.75
LITCHFIELD    MN 55355    2                  04/21/05           00
0003983165                05                 06/01/05           0.0000
0003983165                N                  05/01/35
0

9784144       286/286     F                  79,200.00          ZZ
                          360                79,126.64          1
                          6.3750             494.11             80
                          6.1250             494.11
KANKAKEE      IL 60901    1                  04/08/05           00
0003984414                05                 06/01/05           0.0000
0003984414                N                  05/01/35
0

9784154       286/286     F                  330,000.00         ZZ
                          360                329,742.56         1
                          7.2500             2251.19            77
                          7.0000             2251.19
LARGO         FL 33774    1                  04/20/05           00
0003993224                05                 06/01/05           0.0000
0003993224                O                  05/01/35
0

9784168       286/286     F                  272,000.00         ZZ
                          360                271,748.07         1
                          6.3750             1696.93            80
                          6.1250             1696.93
KEARNY        NJ 07032    1                  04/15/05           00
0003999206                05                 06/01/05           0.0000
0003999206                O                  05/01/35
0

9784170       286/286     F                  290,600.00         ZZ
                          360                290,384.33         1
                          7.5000             2031.92            80
                          7.2500             2031.92
WOODLAND      CA 95776    1                  04/08/05           00
0004000588                05                 06/01/05           0.0000
0004000588                O                  05/01/35
0

9784180       286/286     F                  64,400.00          ZZ
                          360                64,145.89          1
                          6.8750             423.07             80
                          6.6250             423.07
DEER PARK     TX 77536    1                  04/14/05           00
0004004823                05                 06/01/05           0.0000
0004004823                N                  05/01/35
0

9785061       E22/G02     F                  333,700.00         ZZ
                          360                332,361.20         1
                          6.0000             2000.70            50
                          5.7500             2000.70
UNIVERSITY PLAWA 98466    2                  01/20/05           00
0422705848                05                 03/01/05           0.0000
0422705848                O                  02/01/35
0

9819081       L14/G02     F                  96,000.00          ZZ
                          360                94,501.60          4
                          7.5000             671.25             80
                          7.2500             671.25
SAINT LOUIS   MO 63116    1                  08/24/04           00
0438981565                05                 10/01/04           0.0000
214305867                 N                  09/01/34
0

9824502       696/G02     F                  271,950.00         ZZ
                          360                271,950.00         1
                          6.3750             1696.61            80
                          6.1250             1696.61
HUNT VALLEY   MD 21030    1                  05/31/05           00
0439387507                08                 07/01/05           0.0000
80305026                  N                  06/01/35
0

9833711       E22/G02     F                  101,500.00         ZZ
                          360                101,311.48         1
                          6.3750             633.23             70
                          6.1250             633.23
MORGANTOWN    WV 26505    1                  03/07/05           00
0423261288                09                 05/01/05           0.0000
0423261288                N                  04/01/35
0

9843263       W68/G02     F                  106,000.00         ZZ
                          360                105,689.34         1
                          6.1250             644.07             80
                          5.8750             644.07
COPPELL       TX 75019    2                  02/21/05           00
0439128802                05                 04/01/05           0.0000
5010567                   N                  03/01/35
0

9847095       E22/G02     F                  290,000.00         ZZ
                          360                289,511.34         1
                          6.8750             1905.09            60
                          6.6250             1905.09
SOMERVILLE    MA 02144    5                  03/11/05           00
0423436377                05                 05/01/05           0.0000
0423436377                O                  04/01/35
0

9855715       E22/U57     F                  47,625.00          ZZ
                          240                47,344.94          1
                          6.8750             365.67             75
                          6.6250             365.67
BOAZ          AL 35957    5                  02/24/05           00
0423333574                05                 04/01/05           0.0000
0423333574                O                  03/01/25
0

9856253       E82/G02     F                  122,300.00         ZZ
                          360                122,088.81         2
                          6.7500             793.24             24
                          6.5000             793.24
TEMPLE CITY   CA 91780    2                  03/09/05           00
0401071741                05                 05/01/05           0.0000
0401071741                N                  04/01/35
0

9858303       S54/G02     F                  96,000.00          ZZ
                          360                95,849.77          2
                          7.2500             654.89             80
                          7.0000             654.89
INDIANAPOLIS  IN 46218    1                  03/17/05           00
0439093279                05                 05/01/05           0.0000
11485779RFC               N                  04/01/35
0

9864601       E22/G02     F                  249,600.00         ZZ
                          360                249,147.50         2
                          6.5000             1577.64            68
                          6.2500             1577.64
RICHMOND      VA 23220    2                  03/25/05           00
0423348770                05                 05/01/05           0.0000
0423348770                N                  04/01/35
0

9867993       144/144     F                  285,000.00         ZZ
                          360                284,444.58         1
                          6.1250             1731.69            76
                          5.8750             1731.69
ROSENDALE     NY 12472    2                  03/03/05           96
03EWARRENL                05                 05/01/05           0.0000
03EWARRENL                O                  04/01/35
0

9868351       E22/U57     F                  88,000.00          ZZ
                          360                87,862.28          2
                          7.2500             600.32             80
                          7.0000             600.32
LEWISTON      ID 83501    5                  03/24/05           00
0423339407                05                 05/01/05           0.0000
0423339407                N                  04/01/35
0

9870055       E22/G02     F                  198,750.00         ZZ
                          360                198,415.09         2
                          6.8750             1305.65            75
                          6.6250             1305.65
TAHLEQUAH     OK 74464    5                  03/29/05           00
0423794007                05                 05/01/05           0.0000
0423794007                N                  04/01/35
0

9870057       E22/G02     F                  198,750.00         ZZ
                          360                198,415.09         2
                          6.8750             1305.65            75
                          6.6250             1305.65
TAHLEQUAH     OK 74464    5                  03/29/05           00
0423795541                05                 05/01/05           0.0000
0423795541                N                  04/01/35
0

9873507       E22/U57     F                  200,400.00         ZZ
                          360                200,062.31         4
                          6.8750             1316.49            80
                          6.6250             1316.49
SPEEDWAY      IN 46224    1                  04/01/05           00
0423581115                05                 05/01/05           0.0000
0423581115                N                  04/01/35
0

9874565       E22/U57     F                  50,000.00          ZZ
                          360                49,960.02          2
                          7.1250             336.86             80
                          6.8750             336.86
SHAMOKIN DAM  PA 17876    1                  04/04/05           00
0422816561                05                 06/01/05           0.0000
0422816561                N                  05/01/35
0

9874653       E22/U57     F                  55,200.00          TX
                          360                55,099.93          1
                          6.5000             348.90             80
                          6.2500             348.90
MESQUITE      TX 75149    5                  03/30/05           00
0423496157                05                 05/01/05           0.0000
0423496157                N                  04/01/35
0

9875533       N74/G02     F                  121,500.00         ZZ
                          360                121,299.84         1
                          6.9900             807.53             90
                          6.7400             807.53
ANDERSON      SC 29621    2                  03/25/05           23
0439114596                05                 05/01/05           0.0000
2200003203                O                  04/01/35
0

9876155       E22/U57     F                  66,300.00          ZZ
                          360                66,185.52          2
                          6.7500             430.02             85
                          6.5000             430.02
ATHENS        GA 30606    2                  04/05/05           04
0423703800                05                 05/01/05           20.0000
0423703800                N                  04/01/35
0

9876163       E22/U57     F                  51,000.00          ZZ
                          360                50,914.07          1
                          6.8750             335.03             85
                          6.6250             335.03
PHOENIX       AZ 85015    1                  03/21/05           10
0423713973                01                 05/01/05           20.0000
0423713973                N                  04/01/35
0

9877775       E22/U57     F                  102,000.00         ZZ
                          360                101,883.25         1
                          6.7500             661.57             78
                          6.5000             661.57
STAFFORD      TX 77477    2                  04/06/05           00
0423621622                03                 06/01/05           0.0000
0423621622                N                  05/01/35
0

9877977       E22/U57     F                  50,000.00          ZZ
                          360                49,928.13          2
                          6.8750             328.46             88
                          6.6250             328.46
ERIE          PA 16504    5                  04/06/05           04
0423854546                05                 06/01/05           25.0000
0423854546                N                  05/01/35
0

9878647       F62/F62     F                  201,000.00         ZZ
                          360                200,661.30         1
                          6.8750             1320.43            58
                          6.6250             1320.43
MIAMI         FL 33177    5                  03/10/05           00
45265                     05                 05/01/05           0.0000
45265                     O                  04/01/35
0

9881357       E22/U57     F                  56,100.00          ZZ
                          360                56,051.70          1
                          6.7500             363.86             85
                          6.5000             363.86
SOCORRO       NM 87801    5                  04/07/05           10
0423218353                05                 06/01/05           20.0000
0423218353                N                  05/01/35
0

9881551       E22/G02     F                  63,750.00          ZZ
                          360                63,697.74          1
                          7.0000             424.13             75
                          6.7500             424.13
PUEBLO        CO 81001    5                  04/07/05           00
0423805787                05                 06/01/05           0.0000
0423805787                N                  05/01/35
0

9881977       T51/U57     F                  63,750.00          ZZ
                          360                63,647.73          1
                          7.1250             429.50             85
                          6.8750             429.50
MILWAUKEE     WI 53218    5                  03/30/05           10
0439158007                05                 05/01/05           12.0000
0000025536                N                  04/01/35
0

9882567       E22/G02     F                  50,400.00          ZZ
                          360                50,360.68          1
                          7.2500             343.82             80
                          7.0000             343.82
MEMPHIS       TN 38122    1                  04/08/05           00
0423685619                05                 06/01/05           0.0000
0423685619                N                  05/01/35
0

9882595       E22/U57     F                  88,000.00          ZZ
                          360                87,918.49          1
                          6.3750             549.01             80
                          6.1250             549.01
PORT RICHEY   FL 34668    5                  04/08/05           00
0423711498                05                 06/01/05           0.0000
0423711498                N                  05/01/35
0

9885349       E22/U57     F                  68,000.00          ZZ
                          360                67,698.74          1
                          7.5000             475.47             82
                          7.2500             475.47
COLUMBUS      GA 31904    2                  04/05/05           10
0423698166                05                 05/01/05           12.0000
0423698166                N                  04/01/35
0

9885431       E22/U57     F                  60,000.00          ZZ
                          360                59,948.34          1
                          6.7500             389.16             80
                          6.5000             389.16
SAN ANTONIO   TX 78250    1                  04/11/05           00
0423740737                03                 06/01/05           0.0000
0423740737                N                  05/01/35
0

9886495       U05/G02     F                  62,910.00          ZZ
                          360                62,857.15          3
                          6.8750             413.27             90
                          6.6250             413.27
GATESVILLE    TX 76528    1                  04/08/05           01
0439195439                05                 06/01/05           25.0000
3000725482                N                  05/01/35
0

9889197       H49/G02     F                  48,750.00          ZZ
                          360                48,667.86          1
                          6.8750             320.25             75
                          6.6250             320.25
OKLAHOMA CITY OK 73107    5                  03/25/05           00
0439160458                05                 05/01/05           0.0000
641641                    N                  04/01/35
0

9889977       E22/G02     F                  72,000.00          ZZ
                          360                71,936.48          1
                          6.6250             461.02             80
                          6.3750             461.02
INDEPENDENCE  MO 64050    2                  04/11/05           00
0423611367                05                 06/01/05           0.0000
0423611367                N                  05/01/35
0

9891217       E22/U57     F                  55,250.00          ZZ
                          360                55,208.99          2
                          7.5000             386.32             85
                          7.2500             386.32
GREENVILLE    NC 27834    1                  04/15/05           01
0423654508                05                 06/01/05           20.0000
0423654508                N                  05/01/35
0

9892013       W02/G02     F                  82,000.00          TX
                          360                81,944.86          1
                          7.9900             601.12             50
                          7.7400             601.12
HOUSTON       TX 77008    5                  04/04/05           00
0439191859                05                 06/01/05           0.0000
0090110622                O                  05/01/35
0

9892405       E22/U57     F                  51,295.00          ZZ
                          360                51,253.98          1
                          7.1250             345.58             85
                          6.8750             345.58
SAINT LOUIS   MO 63111    1                  04/15/05           10
0423942853                05                 06/01/05           20.0000
0423942853                N                  05/01/35
0

9892461       E22/U57     F                  45,000.00          ZZ
                          360                44,964.90          1
                          7.2500             306.98             75
                          7.0000             306.98
BAY SAINT LOUIMS 39520    1                  04/15/05           00
0423927656                05                 06/01/05           0.0000
0423927656                N                  05/01/35
0

9892463       E22/G02     F                  263,900.00         ZZ
                          360                263,649.60         1
                          6.2500             1624.88            80
                          6.0000             1624.88
BOULDER CITY  NV 89005    1                  04/13/05           00
0423928274                29                 06/01/05           0.0000
0423928274                N                  05/01/35
0

9892699       E22/G02     F                  58,400.00          ZZ
                          360                58,347.20          1
                          6.5000             369.13             72
                          6.2500             369.13
MEMPHIS       TN 38141    2                  04/15/05           00
0423768258                05                 06/01/05           0.0000
0423768258                N                  05/01/35
0

9892777       E22/G02     F                  82,000.00          ZZ
                          360                81,932.78          4
                          7.0000             545.55             44
                          6.7500             545.55
WATERBURY     CT 06710    5                  04/15/05           00
0423728559                05                 06/01/05           0.0000
0423728559                N                  05/01/35
0

9893367       E82/G02     F                  276,100.00         ZZ
                          360                275,844.28         1
                          6.3750             1722.50            72
                          6.1250             1722.50
NORTHVILLE    MI 48167    5                  04/10/05           00
0401100045                03                 06/01/05           0.0000
0401100045                N                  05/01/35
0

9893521       225/225     F                  204,000.00         ZZ
                          360                203,427.80         1
                          6.3750             1272.69            80
                          6.1250             1272.69
EAST NEWARK   NJ 07029    1                  02/23/05           00
5713536                   05                 04/01/05           0.0000
5713536                   N                  03/01/35
0

9894037       E22/U57     F                  50,400.00          ZZ
                          360                50,356.61          1
                          6.7500             326.89             77
                          6.5000             326.89
ELKHART       IN 46514    5                  04/18/05           00
0423802578                05                 06/01/05           0.0000
0423802578                N                  05/01/35
0

9894045       E22/G02     F                  64,000.00          ZZ
                          360                63,943.53          1
                          6.6250             409.80             80
                          6.3750             409.80
GREENVILLE    NC 27858    2                  04/18/05           00
0423809359                05                 06/01/05           0.0000
0423809359                N                  05/01/35
0

9894205       E22/G02     F                  60,000.00          ZZ
                          360                59,950.82          1
                          7.0000             399.18             80
                          6.7500             399.18
ROCKLEDGE     FL 32955    2                  04/18/05           00
0423959006                05                 06/01/05           0.0000
0423959006                N                  05/01/35
0

9895255       E82/G02     F                  87,000.00          ZZ
                          360                86,926.91          4
                          6.8750             571.53             55
                          6.6250             571.53
EMMAUS        PA 18049    2                  04/19/05           00
0401105374                05                 06/01/05           0.0000
0401105374                N                  05/01/35
0

9895813       E22/U57     F                  82,650.00          ZZ
                          360                82,594.54          2
                          8.0000             606.46             95
                          7.7500             606.46
NEW ORLEANS   LA 70126    1                  04/19/05           01
0423509900                05                 06/01/05           30.0000
0423509900                N                  05/01/35
0

9898279       L14/G02     F                  280,000.00         ZZ
                          360                279,550.83         4
                          7.1250             1886.42            80
                          6.8750             1886.42
NEW BRUNSWICK NJ 08901    1                  03/24/05           00
0439200288                05                 05/01/05           0.0000
214821559                 N                  04/01/35
0

9898293       L14/G02     F                  215,920.00         ZZ
                          360                215,478.10         1
                          6.0000             1294.55            80
                          5.7500             1294.55
ATLANTA       GA 30126    1                  03/25/05           00
0439199670                01                 05/01/05           0.0000
121021539                 O                  04/01/35
0

9898297       L14/G02     F                  125,500.00         ZZ
                          360                125,237.30         1
                          5.7500             732.39             61
                          5.5000             732.39
CARROLLTON    TX 75007    2                  03/08/05           00
0439197245                09                 05/01/05           0.0000
276201467                 O                  04/01/35
0

9898299       L14/G02     F                  260,000.00         ZZ
                          360                259,442.78         1
                          5.6250             1496.71            63
                          5.3750             1496.71
FOLSOM        CA 95630    5                  03/01/05           00
0439194697                05                 05/01/05           0.0000
224302182                 O                  04/01/35
0

9898301       L14/G02     F                  248,000.00         ZZ
                          360                247,539.38         1
                          6.3750             1547.20            78
                          6.1250             1547.20
FORT MEYERS   FL 33908    1                  03/18/05           00
0439194069                03                 05/01/05           0.0000
108512336                 O                  04/01/35
0

9898327       L14/G02     F                  250,000.00         ZZ
                          360                249,464.20         1
                          5.6250             1439.15            65
                          5.3750             1439.15
GOODYEAR      AZ 85338    1                  03/28/05           00
0439197195                03                 05/01/05           0.0000
281001704                 O                  04/01/35
0

9898343       L14/G02     F                  202,852.00         ZZ
                          360                202,427.40         1
                          5.7500             1183.79            80
                          5.5000             1183.79
OLATHE        KS 66061    1                  03/04/05           00
0439197468                03                 05/01/05           0.0000
214507732                 O                  04/01/35
0

9898347       L14/G02     F                  197,200.00         ZZ
                          360                196,796.89         1
                          5.8750             1166.52            80
                          5.6250             1166.52
PHOENIX       AZ 85037    1                  03/21/05           00
0439197427                03                 05/01/05           0.0000
112918552                 O                  04/01/35
0

9898349       L14/G02     F                  23,900.00          ZZ
                          360                23,750.38          1
                          6.0000             143.30             18
                          5.7500             143.30
RIO RANCHO    NM 87144    1                  03/28/05           00
0439201518                05                 05/01/05           0.0000
130105994                 N                  04/01/35
0

9898355       L14/G02     F                  54,680.00          ZZ
                          360                54,462.16          1
                          6.0000             327.84             38
                          5.7500             327.84
RIO RANCHO    NM 87144    1                  03/25/05           00
0439201815                05                 05/01/05           0.0000
130106069                 N                  04/01/35
0

9898361       L14/G02     F                  108,400.00         ZZ
                          360                108,162.14         1
                          5.5000             615.49             80
                          5.2500             615.49
DENVER        CO 80231    1                  03/08/05           00
0439197443                01                 05/01/05           0.0000
232703922                 O                  04/01/35
0

9898371       L14/G02     F                  277,428.00         ZZ
                          360                276,350.57         1
                          6.0000             1663.33            80
                          5.7500             1663.33
NORTHVILLE    MI 48167    1                  03/09/05           00
0439194747                05                 05/01/05           0.0000
123102154                 O                  04/01/35
0

9898373       L14/G02     F                  96,000.00          ZZ
                          360                95,808.38          1
                          6.0000             575.57             80
                          5.7500             575.57
ANTIOCH       TN 37013    2                  03/18/05           00
0439196916                05                 05/01/05           0.0000
230330438                 O                  04/01/35
0

9898375       L14/G02     F                  75,000.00          ZZ
                          360                74,846.68          1
                          5.8750             443.66             40
                          5.6250             443.66
FRISCO        TX 75035    1                  03/08/05           00
0439197500                03                 05/01/05           0.0000
114231024                 O                  04/01/35
0

9898389       L14/G02     F                  212,000.00         ZZ
                          360                211,534.83         1
                          5.5000             1203.72            80
                          5.2500             1203.72
ALBUQUERQUE   NM 87120    1                  03/03/05           00
0439196361                05                 05/01/05           0.0000
219304735                 O                  04/01/35
0

9898391       L14/G02     F                  175,950.00         ZZ
                          360                175,590.32         1
                          5.8750             1040.82            80
                          5.6250             1040.82
WAXHAW        NC 28173    1                  03/14/05           00
0439196999                03                 05/01/05           0.0000
101123582                 O                  04/01/35
0

9898399       L14/G02     F                  166,600.00         ZZ
                          360                166,152.61         1
                          5.6250             959.05             80
                          5.3750             959.05
BLUFFTON      SC 29910    1                  03/24/05           00
0439202011                03                 05/01/05           0.0000
102924566                 O                  04/01/35
0

9898413       L14/G02     F                  359,000.00         ZZ
                          360                358,248.56         1
                          5.7500             2095.03            80
                          5.5000             2095.03
JACKSON       MI 49203    2                  03/16/05           00
0439194150                05                 05/01/05           0.0000
227430088                 O                  04/01/35
0

9898421       L14/G02     F                  104,893.00         ZZ
                          360                104,683.63         1
                          6.0000             628.89             80
                          5.7500             628.89
CLARKSBURG    MD 20871    1                  03/22/05           00
0439194549                01                 05/01/05           0.0000
126400859                 O                  04/01/35
0

9898423       L14/G02     F                  221,097.00         ZZ
                          360                220,645.04         1
                          5.8750             1307.88            80
                          5.6250             1307.88
FRESNO        CA 93722    1                  03/17/05           00
0439195736                05                 05/01/05           0.0000
121507276                 O                  04/01/35
0

9898429       L14/G02     F                  181,200.00         ZZ
                          360                180,871.49         1
                          6.5000             1145.31            87
                          6.2500             1145.31
SCOTTSVILLE   VA 24590    2                  03/21/05           28
0439195397                05                 05/01/05           25.0000
206953648                 O                  04/01/35
0

9898455       L14/G02     F                  137,200.00         ZZ
                          360                136,912.81         1
                          5.7500             800.67             80
                          5.5000             800.67
MORRISVILLE   NC 27560    1                  03/29/05           00
0439194556                09                 05/01/05           0.0000
103109109                 O                  04/01/35
0

9898457       L14/G02     F                  230,320.00         ZZ
                          360                229,849.21         1
                          5.8750             1362.43            80
                          5.6250             1362.43
FORNEY        TX 75126    1                  03/14/05           00
0439197161                03                 05/01/05           0.0000
215508560                 O                  04/01/35
0

9898809       E22/U57     F                  65,000.00          ZZ
                          360                64,944.04          1
                          6.7500             421.59             80
                          6.5000             421.59
BIRMINGHAM    AL 35215    5                  04/21/05           00
0423916121                05                 06/01/05           0.0000
0423916121                N                  05/01/35
0

9898889       E22/G02     F                  145,000.00         ZZ
                          360                144,872.07         1
                          6.6250             928.45             37
                          6.3750             928.45
HOMESTEAD     FL 33031    1                  04/21/05           00
0424053825                05                 06/01/05           0.0000
0424053825                N                  05/01/35
0

9899151       N67/G02     F                  198,500.00         ZZ
                          360                198,131.32         1
                          6.3750             1238.38            79
                          6.1250             1238.38
NORTH PORT    FL 34288    5                  03/23/05           00
0439207200                05                 05/01/05           0.0000
3254019258                O                  04/01/35
0

9899179       N67/G02     F                  200,000.00         ZZ
                          360                199,796.09         1
                          5.8750             1183.08            80
                          5.6250             1183.08
CENTREVILLE   MD 21617    2                  04/04/05           00
0439205113                05                 06/01/05           0.0000
3274025225                O                  05/01/35
0

9899187       N67/G02     F                  247,500.00         ZZ
                          360                247,051.30         1
                          6.5000             1564.37            90
                          6.2500             1564.37
BAYSHORE      NY 11706    1                  04/05/05           11
0439206947                05                 05/01/05           30.0000
3274025442                O                  04/01/35
0

9899207       N67/G02     F                  193,000.00         ZZ
                          360                192,605.49         1
                          5.8750             1141.67            90
                          5.6250             1141.67
FORT LEE      NJ 07024    1                  03/31/05           14
0439205238                01                 05/01/05           30.0000
3274025799                O                  04/01/35
0

9899241       N67/G02     F                  286,000.00         ZZ
                          360                285,455.85         1
                          6.2500             1760.95            69
                          6.0000             1760.95
NORWALK       CT 06850    5                  03/25/05           00
0439211210                05                 05/01/05           0.0000
3274026892                O                  04/01/35
0

9899257       N67/G02     F                  45,000.00          ZZ
                          360                44,908.02          1
                          5.8750             266.19             10
                          5.6250             266.19
SAN YSIDRO    CA 92173    5                  03/18/05           00
0439203340                05                 05/01/05           0.0000
3298002277                O                  04/01/35
0

9899267       N67/G02     F                  265,000.00         ZZ
                          360                264,432.07         1
                          5.6250             1525.49            61
                          5.3750             1525.49
ONTARIO       CA 91761    1                  03/11/05           00
0439206467                05                 05/01/05           0.0000
3318002444                O                  04/01/35
0

9899317       N67/G02     F                  305,600.00         ZZ
                          360                304,975.33         1
                          5.8750             1807.74            80
                          5.6250             1807.74
FRESNO        CA 93720    5                  03/22/05           00
0439205840                05                 05/01/05           0.0000
3318002782                O                  04/01/35
0

9899445       N67/G02     F                  165,000.00         ZZ
                          360                164,606.25         1
                          5.7500             962.90             35
                          5.5000             962.90
SANTA ROSA    CA 95405    5                  03/24/05           00
0439205493                05                 05/01/05           0.0000
3347001782                O                  04/01/35
0

9899497       L14/G02     F                  102,400.00         ZZ
                          360                102,195.61         1
                          6.0000             613.94             80
                          5.7500             613.94
EVERETT       WA 98204    2                  03/18/05           00
0439203159                01                 05/01/05           0.0000
220207556                 O                  04/01/35
0

9899503       L14/G02     F                  342,758.00         ZZ
                          360                341,988.12         1
                          5.3750             1919.35            80
                          5.1250             1919.35
HANFORD       CA 93230    1                  03/09/05           00
0439199266                05                 05/01/05           0.0000
121506155                 O                  04/01/35
0

9899525       L14/G02     F                  196,900.00         ZZ
                          360                196,506.92         1
                          6.0000             1180.52            80
                          5.7500             1180.52
ATLANTA       GA 30350    1                  03/28/05           00
0439194218                09                 05/01/05           0.0000
121021480                 O                  04/01/35
0

9899553       L14/G02     F                  81,750.00          ZZ
                          360                81,536.56          1
                          6.0000             490.14             63
                          5.7500             490.14
WOODSTOCK     GA 30188    1                  03/28/05           00
0439198144                09                 05/01/05           0.0000
121021052                 N                  04/01/35
0

9899569       L14/G02     F                  123,200.00         T
                          360                122,942.11         1
                          5.7500             718.97             80
                          5.5000             718.97
EATONTON      GA 31024    1                  03/28/05           00
0439202060                05                 05/01/05           0.0000
233053018                 O                  04/01/35
0

9899575       L14/G02     F                  125,000.00         ZZ
                          360                124,750.50         1
                          6.0000             749.44             25
                          5.7500             749.44
CHATSWORTH    CA 91311    1                  03/21/05           00
0439194689                05                 05/01/05           0.0000
217304138                 O                  04/01/35
0

9899581       L14/G02     F                  111,250.00         ZZ
                          360                110,891.52         1
                          5.6250             640.42             72
                          5.3750             640.42
ALPHARETTA    GA 30004    1                  02/28/05           00
0439195330                09                 04/01/05           0.0000
121020959                 N                  03/01/35
0

9899585       L14/G02     F                  236,000.00         T
                          360                235,494.22         1
                          5.6250             1358.55            80
                          5.3750             1358.55
NORTH LAS VEGANV 89081    1                  03/28/05           00
0439207887                03                 05/01/05           0.0000
134304944                 O                  04/01/35
0

9899587       L14/G02     F                  262,515.00         ZZ
                          360                261,978.39         1
                          5.8750             1552.88            80
                          5.6250             1552.88
LYNNWOOD      WA 98037    1                  03/23/05           00
0439202946                01                 05/01/05           0.0000
120302427                 O                  04/01/35
0

9899589       L14/G02     F                  176,000.00         ZZ
                          360                175,631.60         1
                          5.7500             1027.09            80
                          5.5000             1027.09
OLYMPIA       WA 98501    1                  03/02/05           00
0439195058                05                 05/01/05           0.0000
220626884                 O                  04/01/35
0

9899607       L14/G02     F                  129,124.00         ZZ
                          360                128,889.89         1
                          6.5000             816.16             95
                          6.2500             816.16
CARPENTERSVILLIL 60110    1                  03/23/05           12
0439199951                01                 05/01/05           30.0000
101218453                 O                  04/01/35
0

9899619       L14/G02     F                  199,500.00         ZZ
                          360                199,101.79         1
                          6.0000             1196.11            95
                          5.7500             1196.11
ZION          IL 60099    1                  03/08/05           11
0439197120                05                 05/01/05           30.0000
227600106                 O                  04/01/35
0

9899627       L14/G02     F                  124,000.00         ZZ
                          360                123,725.90         1
                          6.2500             763.49             48
                          6.0000             763.49
LAS VEGAS     NV 89134    1                  03/18/05           00
0439203118                03                 05/01/05           0.0000
228200142                 O                  04/01/35
0

9899651       L14/G02     F                  200,889.00         ZZ
                          360                200,533.53         1
                          6.6250             1286.32            95
                          6.3750             1286.32
QUEEN CREEK   AZ 85242    1                  03/16/05           12
0439194044                03                 05/01/05           30.0000
112918143                 O                  04/01/35
0

9899653       L14/G02     F                  188,000.00         ZZ
                          360                187,641.92         1
                          6.2500             1157.55            80
                          6.0000             1157.55
ALBUQUERQUE   NM 87106    1                  03/11/05           00
0439198136                05                 05/01/05           0.0000
219305510                 O                  04/01/35
0

9899661       L14/G02     F                  235,775.00         ZZ
                          360                235,315.50         1
                          6.1250             1432.60            80
                          5.8750             1432.60
THORNTON      CO 80602    1                  03/30/05           00
0439202979                05                 05/01/05           0.0000
104129850                 O                  04/01/35
0

9899663       L14/G02     F                  220,320.00         ZZ
                          360                219,836.57         1
                          5.5000             1250.96            80
                          5.2500             1250.96
GARLAND       TX 75043    1                  03/28/05           00
0439200510                03                 05/01/05           0.0000
275103536                 O                  04/01/35
0

9899667       L14/G02     F                  111,569.00         ZZ
                          360                111,340.93         1
                          5.8750             659.98             80
                          5.6250             659.98
FLORENCE      AZ 85232    1                  03/23/05           00
0439195710                03                 05/01/05           0.0000
112918017                 O                  04/01/35
0

9899677       L14/G02     F                  201,920.00         ZZ
                          360                201,507.25         1
                          5.8750             1194.44            80
                          5.6250             1194.44
VISALIA       CA 93277    1                  03/09/05           00
0439200692                05                 05/01/05           0.0000
221502035                 O                  04/01/35
0

9899681       L14/G02     F                  166,500.00         ZZ
                          360                166,198.14         1
                          6.5000             1052.40            90
                          6.2500             1052.40
WESTMINSTER   CO 80031    2                  03/10/05           28
0439194523                05                 05/01/05           25.0000
232703789                 O                  04/01/35
0

9899683       L14/G02     F                  134,550.00         ZZ
                          360                134,274.95         1
                          5.8750             795.92             90
                          5.6250             795.92
ALPHARETTA    GA 30004    1                  03/16/05           11
0439196429                09                 05/01/05           25.0000
121021167                 O                  04/01/35
0

9899685       L14/G02     F                  310,000.00         ZZ
                          360                309,351.13         1
                          5.7500             1809.08            77
                          5.5000             1809.08
HANFORD       CA 93230    1                  03/09/05           00
0439199225                05                 05/01/05           0.0000
121506156                 O                  04/01/35
0

9899699       L14/G02     F                  213,750.00         ZZ
                          360                213,208.17         1
                          6.8750             1404.19            95
                          6.6250             1404.19
SPARKS        NV 89431    1                  02/28/05           12
0439194226                03                 04/01/05           30.0000
204031748                 O                  03/01/35
0

9899717       L14/G02     F                  244,000.00         ZZ
                          360                243,464.62         1
                          5.5000             1385.41            80
                          5.2500             1385.41
DENVER        CO 80222    1                  03/01/05           00
0439195090                05                 05/01/05           0.0000
232703918                 O                  04/01/35
0

9899725       L14/G02     F                  87,864.00          ZZ
                          360                87,675.93          1
                          6.1250             533.88             31
                          5.8750             533.88
LAVEEN        AZ 85339    1                  03/14/05           00
0439203100                03                 05/01/05           0.0000
112919119                 O                  04/01/35
0

9899759       L14/G02     F                  275,700.00         ZZ
                          360                274,869.11         1
                          5.7500             1608.92            79
                          5.5000             1608.92
MORRISON      CO 80465    2                  03/10/05           00
0439195264                05                 05/01/05           0.0000
232603779                 O                  04/01/35
0

9899769       L14/G02     F                  100,300.00         ZZ
                          360                100,094.96         1
                          5.8750             593.32             80
                          5.6250             593.32
MCKINNEY      TX 75071    1                  03/07/05           00
0439194283                03                 05/01/05           0.0000
114229226                 N                  04/01/35
0

9899781       L14/G02     F                  140,000.00         ZZ
                          360                139,706.94         1
                          5.7500             817.01             69
                          5.5000             817.01
MARYSVILLE    WA 98270    2                  03/18/05           00
0439194580                05                 05/01/05           0.0000
220207472                 O                  04/01/35
0

9899793       L14/G02     F                  225,000.00         ZZ
                          360                224,549.89         1
                          6.0000             1348.99            80
                          5.7500             1348.99
FORT WORTH    TX 76116    1                  03/02/05           00
0439202847                05                 05/01/05           0.0000
210332089                 O                  04/01/35
0

9899795       L14/G02     F                  65,000.00          ZZ
                          360                64,870.26          1
                          6.0000             389.71             27
                          5.7500             389.71
ST AUGUSTINE  FL 32092    1                  03/16/05           00
0439204272                03                 05/01/05           0.0000
276501167                 O                  04/01/35
0

9899797       L14/G02     F                  85,000.00          ZZ
                          360                84,830.34          1
                          6.0000             509.62             22
                          5.7500             509.62
RENO          NV 89503    1                  03/14/05           00
0439194796                05                 05/01/05           0.0000
204032324                 O                  04/01/35
0

9899807       L14/G02     F                  272,311.00         ZZ
                          360                271,727.39         1
                          5.6250             1567.58            80
                          5.3750             1567.58
VISALIA       CA 93291    1                  03/09/05           00
0439195207                05                 05/01/05           0.0000
121506089                 O                  04/01/35
0

9899809       L14/G02     F                  208,800.00         ZZ
                          360                208,373.18         1
                          5.8750             1235.14            80
                          5.6250             1235.14
HOUSTON       TX 77007    1                  03/16/05           00
0439195256                05                 05/01/05           0.0000
224902001                 O                  04/01/35
0

9899827       L14/G02     F                  56,000.00          ZZ
                          360                55,903.29          1
                          6.7500             363.22             51
                          6.5000             363.22
INVERNESS     FL 34452    2                  03/16/05           00
0439203951                05                 05/01/05           0.0000
231908293                 O                  04/01/35
0

9899829       L14/G02     F                  100,000.00         ZZ
                          360                99,750.13          1
                          6.0000             599.56             39
                          5.7500             599.56
SURPRISE      AZ 85374    1                  03/17/05           00
0439194093                05                 05/01/05           0.0000
224501890                 O                  04/01/35
0

9899857       L14/G02     F                  250,000.00         T
                          360                249,476.71         1
                          5.7500             1458.94            59
                          5.5000             1458.94
WESTON        FL 33332    1                  03/28/05           00
0439202748                03                 05/01/05           0.0000
120004035                 O                  04/01/35
0

9899863       L14/G02     F                  242,100.00         ZZ
                          360                241,471.95         1
                          6.0000             1451.52            71
                          5.7500             1451.52
SOMERSET      NJ 08873    1                  03/30/05           00
0439203522                03                 05/01/05           0.0000
119917144                 O                  04/01/35
0

9901835       E22/U57     F                  66,400.00          TX
                          360                66,351.94          1
                          7.6250             469.98             80
                          7.3750             469.98
EL PASO       TX 79924    5                  04/20/05           00
0423882844                05                 06/01/05           0.0000
0423882844                N                  05/01/35
0

9901889       E22/G02     F                  28,425.00          ZZ
                          360                28,398.67          2
                          6.3750             177.34             75
                          6.1250             177.34
SAINT LOUIS   MO 63133    1                  04/22/05           00
0423927276                05                 06/01/05           0.0000
0423927276                N                  05/01/35
0

9902327       L14/G02     F                  267,680.00         ZZ
                          360                267,250.61         1
                          7.1250             1803.41            93
                          6.8750             1803.41
CHARDON       OH 44024    2                  03/24/05           11
0439201187                05                 05/01/05           30.0000
119424972                 O                  04/01/35
0

9902361       L14/G02     F                  118,750.00         ZZ
                          360                118,534.70         1
                          6.5000             750.59             95
                          6.2500             750.59
ASHLAND       NH 03217    1                  03/15/05           12
0439197542                01                 05/01/05           30.0000
215711216                 O                  04/01/35
0

9902393       L14/G02     F                  215,150.00         ZZ
                          360                214,688.90         1
                          5.6250             1238.53            80
                          5.3750             1238.53
THORNTON      CO 80602    1                  03/10/05           00
0439199704                03                 05/01/05           0.0000
104129743                 O                  04/01/35
0

9902397       L14/G02     F                  206,000.00         ZZ
                          360                205,578.91         1
                          5.8750             1218.57            69
                          5.6250             1218.57
CLINTON TWP   MI 48035    1                  03/14/05           00
0439207986                05                 05/01/05           0.0000
123102402                 O                  04/01/35
0

9902417       L14/G02     F                  68,000.00          ZZ
                          360                67,785.98          1
                          5.7500             396.83             80
                          5.5000             396.83
SAVANNAH      GA 31419    1                  02/28/05           00
0439203282                09                 04/01/05           0.0000
233053009                 O                  03/01/35
0

9902419       L14/G02     F                  116,900.00         ZZ
                          360                116,645.35         1
                          5.7500             682.20             80
                          5.5000             682.20
WOODSTOCK     GA 30188    1                  03/04/05           00
0439203910                09                 05/01/05           0.0000
121021122                 O                  04/01/35
0

9902435       L14/G02     F                  243,300.00         ZZ
                          360                242,814.37         1
                          6.0000             1458.71            80
                          5.7500             1458.71
OXFORD        MI 48371    1                  03/24/05           00
0439203241                03                 05/01/05           0.0000
123103291                 O                  04/01/35
0

9902437       L14/G02     F                  124,317.00         ZZ
                          360                124,056.77         1
                          5.7500             725.49             95
                          5.5000             725.49
BOERNE        TX 78006    1                  03/02/05           11
0439201237                03                 05/01/05           30.0000
103819748                 O                  04/01/35
0

9902445       L14/G02     F                  215,976.00         ZZ
                          360                215,534.52         1
                          5.8750             1277.58            80
                          5.6250             1277.58
FRESNO        CA 93722    1                  03/04/05           00
0439201914                05                 05/01/05           0.0000
121506213                 O                  04/01/35
0

9902453       L14/G02     F                  182,000.00         ZZ
                          360                181,805.43         1
                          5.6250             1047.70            80
                          5.3750             1047.70
RIO RANCHO    NM 87124    1                  04/01/05           00
0439204447                03                 06/01/05           0.0000
130105955                 O                  05/01/35
0

9902477       L14/G02     F                  75,000.00          ZZ
                          360                74,850.29          1
                          6.0000             449.67             60
                          5.7500             449.67
COTTONWOOD    AZ 86326    1                  03/04/05           00
0439197781                01                 05/01/05           0.0000
210352228                 O                  04/01/35
0

9902479       L14/G02     F                  197,300.00         ZZ
                          360                196,942.29         1
                          6.5000             1247.08            95
                          6.2500             1247.08
BROWNSBURG    IN 46112    1                  03/30/05           12
0439200932                03                 05/01/05           30.0000
113904653                 O                  04/01/35
0

9902483       L14/G02     F                  134,550.00         ZZ
                          360                134,123.82         1
                          6.2500             828.45             95
                          6.0000             828.45
MCKINNEY      TX 75071    1                  03/07/05           12
0439201302                03                 05/01/05           30.0000
114229597                 O                  04/01/35
0

9902489       L14/G02     F                  70,000.00          ZZ
                          360                69,845.14          1
                          6.2500             431.01             24
                          6.0000             431.01
LAS VEGAS     NV 89120    1                  03/22/05           00
0439201120                05                 05/01/05           0.0000
228200162                 O                  04/01/35
0

9902491       L14/G02     F                  149,437.00         TX
                          360                149,172.57         1
                          6.6250             956.87             95
                          6.3750             956.87
LITTLE ELM    TX 75068    1                  03/09/05           12
0439199597                03                 05/01/05           30.0000
114230951                 O                  04/01/35
0

9902501       L14/G02     F                  186,580.00         ZZ
                          360                185,978.79         1
                          5.6250             1074.06            80
                          5.3750             1074.06
IRMO          SC 29063    1                  02/28/05           00
0439197823                03                 04/01/05           0.0000
103920127                 O                  03/01/35
0

9902523       L14/G02     F                  188,000.00         ZZ
                          360                187,615.70         1
                          5.8750             1112.10            80
                          5.6250             1112.10
LITTLETON     CO 80127    2                  03/21/05           00
0439197708                03                 05/01/05           0.0000
232306484                 O                  04/01/35
0

9902525       L14/G02     F                  136,000.00         T
                          360                135,715.34         1
                          5.7500             793.66             80
                          5.5000             793.66
CHARLOTTE     NC 28216    1                  03/04/05           00
0439200452                03                 05/01/05           0.0000
101151149                 O                  04/01/35
0

9902535       L14/G02     F                  133,315.00         ZZ
                          360                133,015.55         1
                          5.3750             746.53             58
                          5.1250             746.53
RIO RANCHO    NM 87124    1                  03/22/05           00
0439200734                05                 05/01/05           0.0000
130105899                 O                  04/01/35
0

9902559       L14/G02     F                  300,000.00         T
                          360                299,133.00         1
                          6.2500             1847.16            75
                          6.0000             1847.16
YORK BEACH    ME 03910    5                  02/23/05           00
0439203845                01                 04/01/05           0.0000
210352181                 O                  03/01/35
0

9902563       L14/G02     F                  125,000.00         ZZ
                          360                124,762.16         1
                          6.2500             769.65             49
                          6.0000             769.65
RENO          NV 89506    1                  03/09/05           00
0439203431                05                 05/01/05           0.0000
204032286                 N                  04/01/35
0

9902581       L14/G02     F                  116,000.00         ZZ
                          360                115,768.46         1
                          6.0000             695.48             80
                          5.7500             695.48
COLORADO SPRINCO 80915    2                  03/16/05           00
0439197930                05                 05/01/05           0.0000
209508449                 O                  04/01/35
0

9902595       L14/G02     F                  166,155.00         ZZ
                          360                165,860.99         1
                          6.6250             1063.91            95
                          6.3750             1063.91
PITTSFIELD    NH 03263    1                  03/18/05           11
0439201104                05                 05/01/05           30.0000
215741224                 O                  04/01/35
0

9902605       L14/G02     F                  312,000.00         ZZ
                          360                311,362.24         2
                          5.8750             1845.60            80
                          5.6250             1845.60
BURNSVILLE    MN 55337    5                  03/25/05           00
0439203530                05                 05/01/05           0.0000
227800621                 O                  04/01/35
0

9902707       T08/G02     F                  105,000.00         ZZ
                          360                104,900.37         1
                          6.2500             646.50             100
                          6.0000             646.50
ROBSTOWN      TX 78380    1                  04/08/05           11
0439202474                05                 06/01/05           35.0000
15130163                  O                  05/01/35
0

9902815       T08/G02     F                  203,859.00         ZZ
                          360                203,699.97         1
                          7.2500             1390.68            100
                          7.0000             1390.68
WINTER GARDEN FL 34787    1                  04/08/05           11
0439207796                03                 06/01/05           35.0000
11042568                  O                  05/01/35
0

9902827       T08/G02     F                  232,934.00         ZZ
                          360                232,696.52         1
                          5.8750             1377.89            80
                          5.6250             1377.89
DELTONA       FL 32738    1                  04/07/05           00
0439199662                05                 06/01/05           0.0000
11211138                  N                  05/01/35
0

9902829       T08/G02     F                  95,200.00          ZZ
                          360                95,134.48          2
                          7.8750             690.27             80
                          7.6250             690.27
CLEARWATER    FL 33755    1                  04/07/05           00
0439201674                05                 06/01/05           0.0000
12151997                  N                  05/01/35
0

9902841       T08/G02     F                  55,000.00          ZZ
                          360                54,950.28          1
                          6.5000             347.64             71
                          6.2500             347.64
TITUSVILLE    FL 32796    5                  04/01/05           00
0439202789                05                 06/01/05           0.0000
11171296                  O                  05/01/35
0

9904849       E22/U57     F                  52,000.00          ZZ
                          360                51,959.44          1
                          7.2500             354.73             67
                          7.0000             354.73
CHOCTAW       OK 73020    5                  04/22/05           00
0423841394                05                 06/01/05           0.0000
0423841394                N                  05/01/35
0

9904851       E22/U57     F                  53,600.00          ZZ
                          360                53,554.97          1
                          6.8750             352.11             80
                          6.6250             352.11
ELKHART       IN 46516    5                  04/25/05           00
0423844695                05                 06/01/05           0.0000
0423844695                N                  05/01/35
0

9905005       E22/U57     F                  84,800.00          ZZ
                          360                84,721.46          1
                          6.3750             529.04             77
                          6.1250             529.04
WASILLA       AK 99654    5                  04/14/05           00
0423417070                05                 06/01/05           0.0000
0423417070                N                  05/01/35
0

9905299       E82/G02     F                  88,000.00          ZZ
                          360                87,920.45          2
                          6.5000             556.22             52
                          6.2500             556.22
MINNEAPOLIS   MN 55411    2                  04/22/05           00
0401112057                05                 06/01/05           0.0000
0401112057                O                  05/01/35
0

9905813       X08/G02     F                  63,650.00          ZZ
                          360                63,596.52          1
                          6.8750             418.14             95
                          6.6250             418.14
PUEBLO        CO 81004    1                  04/15/05           38
0439220666                05                 06/01/05           30.0000
6052538                   O                  05/01/35
0

9905815       X08/G02     F                  67,500.00          ZZ
                          360                67,380.57          2
                          6.6250             432.21             90
                          6.3750             432.21
ROOSEVELT     UT 84066    1                  04/04/05           29
0439220617                05                 05/01/05           25.0000
6052550                   N                  04/01/35
0

9905829       X08/G02     F                  88,000.00          ZZ
                          360                87,912.40          1
                          6.0000             527.60             38
                          5.7500             527.60
NAMPA         ID 83686    1                  04/04/05           00
0439222829                05                 06/01/05           0.0000
2819603                   O                  05/01/35
0

9905835       X08/G02     F                  88,800.00          ZZ
                          360                88,626.94          1
                          6.1250             539.56             80
                          5.8750             539.56
OREM          UT 84057    1                  03/25/05           00
0439220013                05                 05/01/05           0.0000
2819175                   O                  04/01/35
0

9905845       X08/G02     F                  176,000.00         ZZ
                          360                175,833.01         1
                          6.2500             1083.66            80
                          6.0000             1083.66
HERRIMAN      UT 84065    1                  04/13/05           00
0439220682                05                 06/01/05           0.0000
2819933                   O                  05/01/35
0

9905851       X08/G02     F                  64,650.00          ZZ
                          360                64,597.00          2
                          7.0000             430.12             71
                          6.7500             430.12
ONTARIO       OR 97914    5                  04/08/05           00
0439220005                05                 06/01/05           0.0000
2819697                   N                  05/01/35
0

9905853       L20/G02     F                  115,800.00         ZZ
                          360                115,684.72         1
                          6.0000             694.28             78
                          5.7500             694.28
SOUTH OGDEN   UT 84403    2                  04/25/05           00
0439207820                05                 06/01/05           0.0000
1061010183                N                  05/01/35
0

9905921       L14/G02     F                  358,350.00         ZZ
                          360                357,651.62         1
                          6.1250             2177.38            95
                          5.8750             2177.38
SUWANEE       GA 30024    1                  03/30/05           11
0439199480                03                 05/01/05           30.0000
121021428                 O                  04/01/35
0

9906893       E22/G02     F                  89,000.00          ZZ
                          360                88,917.57          1
                          6.3750             555.24             75
                          6.1250             555.24
POWDER SPRINGSGA 30127    5                  04/20/05           00
0423912849                05                 06/01/05           0.0000
0423912849                O                  05/01/35
0

9906957       E22/G02     F                  63,500.00          ZZ
                          360                63,443.97          1
                          6.6250             406.60             71
                          6.3750             406.60
MARRERO       LA 70072    5                  04/26/05           00
0423983832                05                 06/01/05           0.0000
0423983832                N                  05/01/35
0

9908305       E82/G02     F                  197,700.00         ZZ
                          360                197,525.57         1
                          6.6250             1265.90            71
                          6.3750             1265.90
CHESAPEAKE    VA 23322    5                  04/27/05           00
0401106323                05                 06/01/05           0.0000
0401106323                N                  05/01/35
0

9908327       E82/G02     F                  93,600.00          ZZ
                          360                93,511.19          1
                          6.2500             576.31             77
                          6.0000             576.31
OAK PARK      MI 48237    2                  04/25/05           00
0401082227                05                 06/01/05           0.0000
0401122213                O                  05/01/35
0

9908845       G34/G02     F                  45,000.00          ZZ
                          360                44,963.11          1
                          7.0000             299.39             75
                          6.7500             299.39
LAS VEGAS     NV 89115    1                  04/18/05           00
0439206566                01                 06/01/05           0.0000
77521068                  N                  05/01/35
0

9909597       E22/G02     F                  54,000.00          ZZ
                          360                53,954.64          1
                          6.8750             354.74             80
                          6.6250             354.74
MEMPHIS       TN 38128    2                  04/28/05           00
0423431659                05                 06/01/05           0.0000
0423431659                N                  05/01/35
0

9910283       E82/G02     F                  84,500.00          ZZ
                          360                84,417.87          1
                          6.1250             513.43             40
                          5.8750             513.43
SPRINGVILLE   CA 93265    5                  04/26/05           00
0401093810                05                 06/01/05           0.0000
0401093810                O                  05/01/35
0

9911109       E22/G02     F                  60,900.00          ZZ
                          360                60,848.84          1
                          6.8750             400.07             100
                          6.6250             400.07
HOUSTON       TX 77030    1                  04/29/05           10
0423991520                01                 06/01/05           35.0000
0423991520                O                  05/01/35
0

9911171       E22/G02     F                  49,500.00          ZZ
                          360                49,460.42          1
                          7.1250             333.49             71
                          6.8750             333.49
LEXINGTON     KY 40505    5                  04/29/05           00
0424009777                05                 06/01/05           0.0000
0424009777                N                  05/01/35
0

9912129       E22/G02     F                  42,000.00          ZZ
                          360                41,965.57          1
                          7.0000             279.43             75
                          6.7500             279.43
SOUTH BEND    IN 46613    1                  04/29/05           00
0423920529                05                 06/01/05           0.0000
0423920529                N                  05/01/35
0

9912653       Y36/G02     F                  335,200.00         ZZ
                          360                334,850.03         1
                          5.7500             1956.14            80
                          5.5000             1956.14
SPARKS        NV 89434    1                  04/27/05           00
0439260282                03                 06/01/05           0.0000
1038050031                O                  05/01/35
0

9912685       Y78/G02     F                  87,200.00          ZZ
                          360                87,117.26          1
                          6.2500             536.91             80
                          6.0000             536.91
LEXINGTON     KY 40511    1                  04/25/05           00
0439212341                05                 06/01/05           0.0000
19953455                  O                  05/01/35
0

9912839       P34/G02     F                  263,000.00         ZZ
                          360                262,756.41         1
                          6.3750             1640.78            79
                          6.1250             1640.78
RICHMOND      RI 02898    2                  04/26/05           00
0439217506                05                 06/01/05           0.0000
1000605394                O                  05/01/35
0

9913315       E82/G02     F                  90,700.00          ZZ
                          360                90,700.00          1
                          6.8750             595.83             54
                          6.6250             595.83
NEWINGTON     CT 06111    2                  04/29/05           00
0401121728                05                 07/01/05           0.0000
0401121728                O                  06/01/35
0

9913339       E82/G02     F                  142,800.00         ZZ
                          360                142,667.74         1
                          6.3750             890.89             84
                          6.1250             890.89
MINNEAPOLIS   MN 55417    2                  04/29/05           04
0401123641                05                 06/01/05           12.0000
0401123641                O                  05/01/35
0

9913723       E22/G02     F                  91,800.00          ZZ
                          360                91,800.00          1
                          6.8750             603.06             90
                          6.6250             603.06
WINTERVILLE   NC 28590    2                  05/02/05           01
0423667427                05                 07/01/05           25.0000
0423667427                N                  06/01/35
0

9915667       Y69/G02     F                  287,910.00         T
                          360                287,643.33         1
                          6.3750             1796.19            90
                          6.1250             1796.19
WASHINGTON    UT 84780    1                  04/11/05           12
0439233511                03                 06/01/05           25.0000
1010031397                O                  05/01/35
0

9916309       E22/G02     F                  50,000.00          ZZ
                          360                49,954.80          1
                          6.5000             316.03             25
                          6.2500             316.03
NEW ORLEANS   LA 70117    5                  05/03/05           00
0423985787                05                 06/01/05           0.0000
0423985787                N                  05/01/35
0

9916405       E22/U57     F                  62,800.00          ZZ
                          360                62,748.52          1
                          7.0000             417.81             80
                          6.7500             417.81
OWASSO        OK 74055    2                  05/03/05           00
0424075125                05                 06/01/05           0.0000
0424075125                N                  05/01/35
0

9916839       A11/G02     F                  121,000.00         ZZ
                          360                120,876.63         1
                          5.8750             715.77             36
                          5.6250             715.77
NARRAGANSETT  RI 02882    5                  04/14/05           00
0439222704                05                 06/01/05           0.0000
4674793714                O                  05/01/35
0

9917079       E11/G02     F                  311,200.00         ZZ
                          360                310,925.43         2
                          6.6250             1992.65            80
                          6.3750             1992.65
SHOREWOOD     MN 55331    1                  04/28/05           00
0439228842                05                 06/01/05           0.0000
11076125                  N                  05/01/35
0

9917259       E22/G02     F                  97,200.00          ZZ
                          360                97,109.98          2
                          6.3750             606.40             36
                          6.1250             606.40
FRESNO        CA 93703    2                  04/13/05           00
0423777283                05                 06/01/05           0.0000
0423777283                N                  05/01/35
0

9917345       E22/G02     F                  89,500.00          ZZ
                          360                89,417.11          2
                          6.3750             558.36             38
                          6.1250             558.36
FRESNO        CA 93703    2                  04/15/05           00
0423930908                05                 06/01/05           0.0000
0423930908                N                  05/01/35
0

9917373       E22/U57     F                  98,000.00          TX
                          360                97,913.54          1
                          6.6250             627.50             80
                          6.3750             627.50
LA PORTE      TX 77571    5                  04/29/05           00
0423958032                05                 06/01/05           0.0000
0423958032                O                  05/01/35
0

9917447       E22/U57     F                  97,750.00          ZZ
                          360                97,750.00          1
                          6.8750             642.15             85
                          6.6250             642.15
BRANSON       MO 65616    1                  05/03/05           04
0424007250                09                 07/01/05           20.0000
0424007250                N                  06/01/35
0

9917565       E82/G02     F                  59,000.00          ZZ
                          360                59,000.00          1
                          6.7500             382.67             84
                          6.5000             382.67
PHILADELPHIA  PA 19144    5                  05/02/05           04
0401120787                05                 07/01/05           12.0000
0401120787                O                  06/01/35
0

9917901       624/G02     F                  120,000.00         ZZ
                          360                119,886.14         1
                          6.2500             738.86             48
                          6.0000             738.86
REDDING       CA 96003    5                  04/13/05           00
0439272378                05                 06/01/05           0.0000
1000077537                O                  05/01/35
0

9917923       624/G02     F                  75,150.00          T
                          360                75,078.70          1
                          6.2500             462.71             90
                          6.0000             462.71
AUGUSTA       GA 30904    1                  04/14/05           11
0439268533                05                 06/01/05           25.0000
1000077517                O                  05/01/35
0

9917941       624/G02     F                  276,000.00         ZZ
                          360                275,731.74         1
                          6.1250             1677.01            80
                          5.8750             1677.01
RIVERSIDE     CA 92509    2                  04/07/05           00
0439273111                05                 06/01/05           0.0000
1000078319                O                  05/01/35
0

9917957       624/G02     F                  68,000.00          ZZ
                          360                67,937.02          1
                          6.3750             424.23             85
                          6.1250             424.23
MONROE        UT 84754    5                  04/22/05           11
0439269432                05                 06/01/05           12.0000
1000079250                O                  05/01/35
0

9917983       624/G02     F                  136,800.00         ZZ
                          360                136,513.66         1
                          5.7500             798.33             60
                          5.5000             798.33
SACRAMENTO CITCA 95820    5                  03/10/05           00
0439277492                05                 05/01/05           0.0000
1000074573                O                  04/01/35
0

9918259       Y78/U57     F                  57,600.00          ZZ
                          360                57,600.00          1
                          6.3750             359.35             80
                          6.1250             359.35
COLUMBUS      OH 43211    5                  05/04/05           00
0439234899                05                 07/01/05           0.0000
19982373                  N                  06/01/35
0

9918263       Y78/U57     F                  54,400.00          ZZ
                          360                54,348.38          1
                          6.2500             334.95             79
                          6.0000             334.95
CORBIN        KY 40701    1                  04/28/05           00
0439235185                05                 06/01/05           0.0000
20002058                  O                  05/01/35
0

9918265       H93/G02     F                  200,000.00         ZZ
                          360                199,827.80         1
                          6.7500             1297.20            80
                          6.5000             1297.20
MERRIAM       KS 66202    5                  04/29/05           00
0439256454                05                 06/01/05           0.0000
2005000251                N                  05/01/35
0

9918287       W08/G02     F                  106,000.00         ZZ
                          360                106,000.00         2
                          6.3750             661.30             38
                          6.1250             661.30
MIAMI         FL 33125    5                  05/04/05           00
0439226275                05                 07/01/05           0.0000
056662M                   N                  06/01/35
0

9918309       Y78/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          6.3750             349.37             80
                          6.1250             349.37
COLUMBUS      OH 43211    2                  05/04/05           00
0439234733                05                 07/01/05           0.0000
20001295                  N                  06/01/35
0

9918311       A52/G02     F                  91,200.00          ZZ
                          360                91,200.00          1
                          6.8750             599.12             80
                          6.6250             599.12
PALM HARBOR   FL 34683    5                  05/02/05           00
0439224437                01                 07/01/05           0.0000
33586                     O                  06/01/35
0

9918349       U85/U57     F                  75,600.00          ZZ
                          360                75,539.55          1
                          7.1250             509.33             90
                          6.8750             509.33
EAST CHICAGO  IN 46312    1                  05/03/05           48
0439224338                05                 06/03/05           25.0000
TQSW1164                  N                  05/03/35
0

9918949       E22/U57     F                  37,500.00          ZZ
                          360                37,469.26          1
                          7.0000             249.49             75
                          6.7500             249.49
SUMITON       AL 35148    5                  05/05/05           00
0423893908                05                 06/01/05           0.0000
0423893908                N                  05/01/35
0

9918993       E22/G02     F                  67,050.00          ZZ
                          360                67,050.00          3
                          7.2500             457.40             90
                          7.0000             457.40
MISHAWAKA     IN 46545    1                  05/05/05           04
0423981257                05                 07/01/05           25.0000
0423981257                N                  06/01/35
0

9919029       E22/G02     F                  71,000.00          ZZ
                          360                71,000.00          1
                          6.3750             442.95             62
                          6.1250             442.95
KALAMAZOO     MI 49008    2                  05/05/05           00
0424023984                05                 07/01/05           0.0000
0424023984                N                  06/01/35
0

9919039       E22/G02     F                  67,500.00          ZZ
                          360                67,437.48          1
                          6.3750             421.11             88
                          6.1250             421.11
FORT WORTH    TX 76119    2                  05/02/05           10
0424036077                05                 06/01/05           25.0000
0424036077                O                  05/01/35
0

9919041       E22/U57     F                  65,700.00          ZZ
                          360                65,647.46          1
                          7.1250             442.63             90
                          6.8750             442.63
DENTON        TX 76205    1                  05/03/05           04
0424038321                05                 06/01/05           25.0000
0424038321                N                  05/01/35
0

9919045       E22/U57     F                  85,200.00          ZZ
                          360                85,200.00          2
                          7.0000             566.84             80
                          6.7500             566.84
BATON ROUGE   LA 70808    5                  05/05/05           00
0424040566                05                 07/01/05           0.0000
0424040566                N                  06/01/35
0

9919071       E22/G02     F                  231,200.00         ZZ
                          360                230,990.99         1
                          6.5000             1461.34            80
                          6.2500             1461.34
GATLINBURG    TN 37738    1                  05/05/05           00
0424069581                05                 06/01/05           0.0000
0424069581                N                  05/01/35
0

9919089       E22/U57     F                  64,030.00          ZZ
                          360                64,030.00          1
                          6.7500             415.30             95
                          6.5000             415.30
CANAL WINCHESTOH 43110    1                  05/05/05           04
0424091999                01                 07/01/05           30.0000
0424091999                N                  06/01/35
0

9919153       X08/G02     F                  183,100.00         ZZ
                          360                182,926.27         1
                          6.2500             1127.38            80
                          6.0000             1127.38
SALEM         UT 84653    2                  04/15/05           00
0439314600                05                 06/01/05           0.0000
6053293                   O                  05/01/35
0

9919165       X08/G02     F                  164,043.00         ZZ
                          360                163,898.26         1
                          6.6250             1050.39            90
                          6.3750             1050.39
WASHINGTON    UT 84780    1                  04/18/05           04
0439314501                03                 06/01/05           25.0000
6053085                   N                  05/01/35
0

9919561       Y78/U57     F                  93,750.00          ZZ
                          360                93,661.05          1
                          6.2500             577.23             73
                          6.0000             577.23
LOUISVILLE    KY 40219    5                  04/29/05           00
0439248113                05                 06/01/05           0.0000
19945515                  O                  05/01/35
0

9919685       313/G02     F                  60,000.00          ZZ
                          360                59,948.34          1
                          6.7500             389.16             80
                          6.5000             389.16
MANCHESTER    NH 03102    5                  04/12/05           00
0439277344                01                 06/01/05           0.0000
10563765                  N                  05/01/35
0

9919693       313/G02     F                  25,125.00          ZZ
                          360                25,081.60          1
                          6.7500             162.97             75
                          6.5000             162.97
DALLAS        TX 75243    1                  03/30/05           00
0439270976                01                 05/01/05           0.0000
10579043                  N                  04/01/35
0

9919695       313/G02     F                  29,250.00          ZZ
                          360                29,199.48          1
                          6.7500             189.72             75
                          6.5000             189.72
DALLAS        TX 75243    1                  03/29/05           00
0439280116                01                 05/01/05           0.0000
10579068                  N                  04/01/35
0

9920531       E22/U57     F                  52,200.00          ZZ
                          360                52,151.65          1
                          6.3750             325.66             90
                          6.1250             325.66
LITHONIA      GA 30058    5                  05/06/05           10
0423380823                05                 06/01/05           25.0000
0423380823                N                  05/01/35
0

9920539       E22/G02     F                  180,000.00         ZZ
                          360                179,825.05         1
                          6.1250             1093.70            80
                          5.8750             1093.70
MENOMONIE     WI 54751    1                  05/06/05           00
0423516228                05                 06/01/05           0.0000
0423516228                O                  05/01/35
0

9920583       E22/G02     F                  96,000.00          ZZ
                          360                96,000.00          1
                          6.2500             591.09             80
                          6.0000             591.09
KALAMAZOO     MI 49001    5                  05/06/05           00
0423770098                05                 07/01/05           0.0000
0423770098                N                  06/01/35
0

9920685       E22/U57     F                  61,750.00          ZZ
                          360                61,750.00          1
                          7.1250             416.02             95
                          6.8750             416.02
WICHITA       KS 67208    1                  05/06/05           10
0423941251                05                 07/01/05           30.0000
0423941251                N                  06/01/35
0

9920739       E22/U57     F                  57,800.00          ZZ
                          360                57,800.00          1
                          6.8750             379.70             85
                          6.6250             379.70
SOUTH BEND    IN 46617    1                  05/06/05           04
0423989821                05                 07/01/05           20.0000
0423989821                N                  06/01/35
0

9920779       E22/U57     F                  302,000.00         ZZ
                          360                302,000.00         1
                          5.6250             1738.48            89
                          5.3750             1738.48
COMPTON       CA 90222    2                  04/27/05           01
0424021533                05                 07/01/05           25.0000
0424021533                O                  06/01/35
0

9920851       E22/G02     F                  75,000.00          ZZ
                          360                74,920.62          1
                          6.2500             461.79             75
                          6.0000             461.79
CLEMSON       SC 29631    1                  05/06/05           00
0424068757                05                 06/01/05           0.0000
0424068757                N                  05/01/35
0

9920863       E22/G02     F                  60,000.00          ZZ
                          360                59,945.76          1
                          6.5000             379.24             40
                          6.2500             379.24
MIAMI         FL 33174    5                  05/02/05           00
0424086122                01                 06/01/05           0.0000
0424086122                O                  05/01/35
0

9920871       E22/U57     F                  61,750.00          ZZ
                          360                61,750.00          1
                          7.5000             431.76             95
                          7.2500             431.76
MESQUITE      TX 75149    1                  05/06/05           10
0424094779                05                 07/01/05           30.0000
0424094779                N                  06/01/35
0

9920907       E22/U57     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.6250             320.16             80
                          6.3750             320.16
HAMILTON      AL 35570    1                  05/06/05           00
0424132751                05                 07/01/05           0.0000
0424132751                O                  06/01/35
0

9920963       E82/G02     F                  239,250.00         ZZ
                          360                239,250.00         1
                          6.8750             1571.70            90
                          6.6250             1571.70
GLEN ALLEN    VA 23060    5                  05/05/05           04
0401122197                05                 07/01/05           25.0000
0401122197                O                  06/01/35
0

9921585       624/G02     F                  217,000.00         ZZ
                          360                216,587.13         1
                          6.2500             1336.11            58
                          6.0000             1336.11
LOS ANGELES   CA 90039    5                  03/04/05           00
0439268392                05                 05/01/05           0.0000
1000074607                O                  04/01/35
0

9922599       U05/G02     F                  247,000.00         T
                          360                246,771.23         1
                          6.3750             1540.96            80
                          6.1250             1540.96
REHOBOTH BEACHDE 19971    1                  04/20/05           00
0439261215                01                 06/01/05           0.0000
3000728494                O                  05/01/35
0

9922607       U05/G02     F                  274,500.00         ZZ
                          360                274,239.55         1
                          6.2500             1690.14            90
                          6.0000             1690.14
MIAMI         FL 33196    1                  04/08/05           10
0439259482                05                 06/01/05           10.0000
3000725717                O                  05/01/35
0

9922611       U05/G02     F                  208,000.00         ZZ
                          360                207,816.48         3
                          6.6250             1331.85            80
                          6.3750             1331.85
NEW HAVEN     CT 06511    1                  04/08/05           00
0439259920                05                 06/01/05           0.0000
3000731544                N                  05/01/35
0

9922621       U05/G02     F                  359,600.00         T
                          360                359,319.47         1
                          7.2500             2453.11            90
                          7.0000             2453.11
MIRAMAR       FL 33027    1                  04/02/05           14
0439270620                03                 06/01/05           25.0000
3000731132                O                  05/01/35
0

9922633       U05/G02     F                  316,000.00         ZZ
                          360                315,692.87         1
                          6.1250             1920.05            80
                          5.8750             1920.05
RIVERSIDE     CA 92506    5                  04/15/05           00
0439232414                05                 06/01/05           0.0000
3000741692                O                  05/01/35
0

9922641       U05/G02     F                  237,550.00         ZZ
                          360                237,364.69         1
                          7.2500             1620.51            90
                          7.0000             1620.51
MIRAMAR       FL 33027    1                  04/15/05           10
0439271727                09                 06/01/05           25.0000
3000729748                N                  05/01/35
0

9922643       U05/G02     F                  237,500.00         ZZ
                          360                237,314.73         1
                          7.2500             1620.17            90
                          7.0000             1620.17
MIRAMAR       FL 33027    1                  04/15/05           10
0439271081                09                 06/01/05           25.0000
3000729716                O                  05/01/35
0

9922657       U05/G02     F                  293,000.00         ZZ
                          360                292,721.99         1
                          6.2500             1804.05            78
                          6.0000             1804.05
CATHEDRAL CITYCA 92234    5                  04/04/05           00
0439259763                05                 06/01/05           0.0000
3000736038                O                  05/01/35
0

9922669       U05/G02     F                  289,500.00         ZZ
                          360                289,218.63         1
                          6.1250             1759.03            73
                          5.8750             1759.03
ELK GROVE     CA 95757    5                  04/25/05           00
0439258666                05                 06/01/05           0.0000
3000739778                O                  05/01/35
0

9922677       U05/G02     F                  243,900.00         ZZ
                          360                243,690.01         1
                          6.7500             1581.93            90
                          6.5000             1581.93
BONITA SPRINGSFL 34134    1                  04/25/05           14
0439233933                01                 06/01/05           25.0000
3000743290                N                  05/01/35
0

9922687       U05/G02     F                  217,800.00         ZZ
                          360                217,598.27         1
                          6.3750             1358.79            90
                          6.1250             1358.79
MIAMI         FL 33185    1                  04/21/05           10
0439259268                03                 06/01/05           25.0000
3000730606                O                  05/01/35
0

9922691       U05/G02     F                  231,920.00         ZZ
                          360                231,468.00         1
                          6.1250             1409.17            80
                          5.8750             1409.17
OCEANSIDE     CA 92057    1                  03/23/05           00
0439257247                01                 05/01/05           0.0000
3000729120                N                  04/01/35
0

9922697       U05/G02     F                  76,800.00          ZZ
                          360                76,728.87          1
                          6.3750             479.13             60
                          6.1250             479.13
CANBY         OR 97013    5                  04/22/05           00
0439259698                05                 06/01/05           0.0000
3000721354                N                  05/01/35
0

9922701       U05/G02     F                  55,000.00          TX
                          360                54,950.28          1
                          6.5000             347.64             42
                          6.2500             347.64
AUSTIN        TX 78745    5                  04/25/05           00
0439257429                05                 06/01/05           0.0000
3000733619                O                  05/01/35
0

9922709       U05/G02     F                  45,000.00          ZZ
                          360                44,961.26          1
                          6.7500             291.87             75
                          6.5000             291.87
HOLLYWOOD     FL 33020    1                  04/15/05           00
0439259730                01                 06/01/05           0.0000
3000737697                O                  05/01/35
0

9922725       U05/G02     F                  358,000.00         ZZ
                          360                357,676.37         1
                          6.5000             2262.80            80
                          6.2500             2262.80
NORTH LAS VEGANV 89084    2                  04/20/05           00
0439259425                03                 06/01/05           0.0000
3000738023                N                  05/01/35
0

9922735       U05/G02     F                  279,000.00         ZZ
                          360                278,771.31         1
                          7.0000             1856.19            90
                          6.7500             1856.19
MIAMI         FL 33173    1                  04/08/05           10
0439276437                05                 06/01/05           30.0000
3000725650                N                  05/01/35
0

9922739       U05/G02     F                  72,000.00          ZZ
                          360                71,938.01          1
                          6.7500             466.99             80
                          6.5000             466.99
MIAMI         FL 33157    1                  04/29/05           00
0439259904                01                 06/01/05           0.0000
3000744931                N                  05/01/35
0

9922749       U05/G02     F                  223,200.00         ZZ
                          360                222,988.22         1
                          6.2500             1374.28            80
                          6.0000             1374.28
MYRTLE CREEK  OR 97457    1                  04/19/05           00
0439259177                05                 06/01/05           0.0000
3000713900                O                  05/01/35
0

9922755       U05/G02     F                  74,700.00          T
                          360                74,634.10          1
                          6.6250             478.31             90
                          6.3750             478.31
GALVESTON     TX 77551    1                  04/20/05           10
0439261074                01                 06/01/05           25.0000
3000734247                O                  05/01/35
0

9922767       U05/G02     F                  138,000.00         ZZ
                          360                137,855.92         1
                          5.7500             805.33             30
                          5.5000             805.33
PASADENA      CA 91103    5                  04/04/05           00
0439259490                05                 06/01/05           0.0000
3000723884                O                  05/01/35
0

9922777       U05/G02     F                  220,500.00         ZZ
                          360                220,323.67         1
                          7.1250             1485.55            90
                          6.8750             1485.55
FORT LAUDERDALFL 33334    1                  04/22/05           10
0439233057                05                 06/01/05           25.0000
3000742917                N                  05/01/35
0

9922789       U05/G02     F                  350,000.00         ZZ
                          360                349,691.20         1
                          6.6250             2241.09            72
                          6.3750             2241.09
ESCALON       CA 95320    1                  04/26/05           00
0439260308                05                 06/01/05           0.0000
3000736683                N                  05/01/35
0

9922799       U05/G02     F                  92,000.00          ZZ
                          360                91,920.79          2
                          6.7500             596.71             80
                          6.5000             596.71
CLEARWATER    FL 33756    1                  05/02/05           00
0439260431                05                 06/01/05           0.0000
3000739968                N                  05/01/35
0

9922803       U05/G02     F                  289,900.00         ZZ
                          360                289,656.45         1
                          6.8750             1904.44            91
                          6.6250             1904.44
MIRAMAR       FL 33027    5                  04/22/05           14
0439257387                03                 06/01/05           25.0000
3000739911                O                  05/01/35
0

9922823       U05/G02     F                  216,000.00         ZZ
                          360                215,818.53         1
                          6.8750             1418.97            80
                          6.6250             1418.97
LAND O LAKES  FL 34637    1                  04/29/05           00
0439254442                03                 06/01/05           0.0000
3000742064                N                  05/01/35
0

9922833       U05/G02     F                  216,000.00         ZZ
                          360                215,790.06         1
                          6.1250             1312.44            88
                          5.8750             1312.44
TULSA         OK 74136    2                  04/11/05           10
0439272907                05                 06/01/05           25.0000
3000732100                O                  05/01/35
0

9922845       U05/G02     F                  98,000.00          ZZ
                          360                97,904.75          2
                          6.1250             595.46             74
                          5.8750             595.46
PENSACOLA     FL 32501    2                  04/26/05           00
0439231556                05                 06/01/05           0.0000
3000741565                N                  05/01/35
0

9922855       U05/G02     F                  207,000.00         ZZ
                          360                206,817.37         1
                          6.6250             1325.44            90
                          6.3750             1325.44
VICTORVILLE   CA 92394    1                  04/01/05           14
0439259292                05                 06/01/05           25.0000
3000725991                N                  05/01/35
0

9922963       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.3750             311.93             57
                          6.1250             311.93
LANSING       MI 48910    2                  05/09/05           00
0423792886                05                 07/01/05           0.0000
0423792886                N                  06/01/35
0

9922969       E22/U57     F                  345,000.00         ZZ
                          360                345,000.00         2
                          6.3750             2152.35            80
                          6.1250             2152.35
BROOKLYN      NY 11212    5                  05/04/05           00
0423805019                05                 07/01/05           0.0000
0423805019                O                  06/01/35
0

9923063       E22/G02     F                  236,000.00         ZZ
                          360                236,000.00         1
                          6.6250             1511.13            80
                          6.3750             1511.13
LONGWOOD      FL 32750    2                  05/03/05           00
0423940584                03                 07/01/05           0.0000
0423940584                O                  06/01/35
0

9923079       E22/G02     F                  58,500.00          ZZ
                          360                58,447.12          2
                          6.5000             369.76             90
                          6.2500             369.76
MACON         GA 31204    1                  04/27/05           04
0423956440                05                 06/01/05           25.0000
0423956440                N                  05/01/35
0

9923103       E22/U57     F                  94,000.00          ZZ
                          360                93,922.95          1
                          7.0000             625.38             80
                          6.7500             625.38
LIBERTY       SC 29657    1                  04/29/05           00
0423977081                05                 06/01/05           0.0000
0423977081                O                  05/01/35
0

9923177       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.3750             499.10             80
                          6.1250             499.10
MISSOURI CITY TX 77489    2                  05/09/05           00
0424030369                03                 07/01/05           0.0000
0424030369                N                  06/01/35
0

9923337       E22/U57     F                  92,000.00          ZZ
                          360                92,000.00          1
                          6.7500             596.71             80
                          6.5000             596.71
GARLAND       TX 75040    1                  05/04/05           00
0423354323                05                 07/01/05           0.0000
0423354323                O                  06/01/35
0

9923385       E82/G02     F                  68,300.00          ZZ
                          360                68,300.00          1
                          6.2500             420.53             61
                          6.0000             420.53
BERLIN        WI 54923    2                  05/06/05           00
0401094412                05                 07/01/05           0.0000
0401094412                O                  06/01/35
0

9923403       E82/G02     F                  100,900.00         ZZ
                          360                100,900.00         1
                          6.3750             629.49             78
                          6.1250             629.49
WARWICK       RI 02889    2                  05/06/05           00
0401123658                05                 07/01/05           0.0000
0401123658                O                  06/01/35
0

9923677       T08/G02     F                  317,000.00         ZZ
                          360                316,676.81         1
                          5.8750             1875.17            77
                          5.6250             1875.17
CHINO         CA 91710    2                  04/12/05           00
0439309410                05                 06/01/05           0.0000
45200010                  O                  05/01/35
0

9924119       E82/G02     F                  86,000.00          ZZ
                          360                85,920.35          1
                          6.3750             536.53             67
                          6.1250             536.53
SEMINOLE      FL 33777    2                  04/28/05           00
0401109244                05                 06/01/05           0.0000
0401109244                O                  05/01/35
0

9924183       196/G02     F                  100,000.00         ZZ
                          360                99,911.76          1
                          6.6250             640.32             47
                          6.3750             640.32
CARSON        CA 90745    5                  03/30/05           00
0439255720                01                 06/01/05           0.0000
2351961                   O                  05/01/35
0

9924215       U85/G02     F                  196,000.00         ZZ
                          360                196,000.00         1
                          6.3750             1222.79            80
                          6.1250             1222.79
ANNAWAN       IL 61234    2                  05/03/05           00
0439250523                05                 07/01/05           0.0000
TQSSAVAGE                 O                  06/01/35
0

9924507       E22/U57     F                  101,300.00         ZZ
                          360                101,300.00         1
                          6.7500             657.03             80
                          6.5000             657.03
HARMONY       NC 28634    2                  05/10/05           00
0423965193                05                 07/01/05           0.0000
0423965193                N                  06/01/35
0

9924629       E22/U57     F                  58,500.00          ZZ
                          360                58,500.00          1
                          7.3750             404.04             90
                          7.1250             404.04
FAYETTEVILLE  NC 28304    1                  05/10/05           04
0424058972                05                 07/01/05           25.0000
0424058972                N                  06/01/35
0

9924691       E22/U57     F                  250,000.00         ZZ
                          360                250,000.00         1
                          6.2500             1539.29            79
                          6.0000             1539.29
WINDHAM       ME 04062    5                  05/05/05           00
0424112209                05                 07/01/05           0.0000
0424112209                O                  06/01/35
0

9925157       Y69/G02     F                  70,300.00          ZZ
                          360                70,228.32          1
                          5.8750             415.86             95
                          5.6250             415.86
HOUSTON       TX 77099    2                  04/19/05           11
0439277880                09                 06/01/05           30.0000
3010031833                O                  05/01/35
0

9925297       624/G02     F                  150,000.00         ZZ
                          360                149,707.67         1
                          6.1250             911.42             38
                          5.8750             911.42
HACIENDA HEIGHCA 91745    5                  03/21/05           00
0439273970                05                 05/01/05           0.0000
1000076751                O                  04/01/35
0

9925305       624/G02     F                  78,400.00          ZZ
                          360                78,325.61          1
                          6.2500             482.72             80
                          6.0000             482.72
MANVEL        TX 77578    1                  04/22/05           00
0439274077                05                 06/01/05           0.0000
1000078697                O                  05/01/35
0

9925505       Z51/Z57     F                  316,400.00         ZZ
                          360                314,556.44         1
                          6.7500             2052.17            80
                          6.5000             2052.17
BETHESDA      MD 20816    1                  12/15/04           00
3762052                   01                 02/01/05           0.0000
333362138                 O                  01/01/35
0

9925507       Z51/Z57     F                  221,598.00         ZZ
                          360                220,770.43         1
                          6.3750             1382.49            100
                          6.1250             1382.49
CHARLESTON    SC 29492    1                  01/26/05           19
3193455                   03                 03/01/05           35.0000
333408698                 O                  02/01/35
0

9925515       Z51/Z57     F                  48,000.00          ZZ
                          360                47,599.07          1
                          6.0000             287.78             97
                          5.7500             287.78
SPRINGVILLE   IN 47462    1                  10/08/04           12
3626183                   05                 12/01/04           35.0000
333408704                 O                  11/01/34
0

9925527       Z51/Z57     F                  75,660.00          ZZ
                          360                75,202.38          1
                          6.0000             453.62             97
                          5.7500             453.62
TINLEY PARK   IL 60477    1                  11/23/04           10
3683783                   05                 01/01/05           35.0000
333408715                 O                  12/01/34
0

9925529       Z51/Z57     F                  97,800.00          ZZ
                          360                97,179.93          1
                          5.7500             570.73             99
                          5.5000             570.73
WINDER        GA 30680    1                  11/16/04           04
3696487                   05                 01/01/05           35.0000
333408716                 O                  12/01/34
0

9925539       Z51/Z57     F                  211,500.00         ZZ
                          360                210,310.10         1
                          5.8750             1251.11            100
                          5.6250             1251.11
MERCED        CA 95340    1                  12/28/04           10
3738850                   05                 02/01/05           35.0000
333408728                 O                  01/01/35
0

9925569       Z51/Z57     F                  255,000.00         ZZ
                          360                253,974.32         1
                          6.2500             1570.08            100
                          6.0000             1570.08
DEER PARK     WA 99006    1                  01/19/05           11
3785196                   05                 03/01/05           35.0000
333408762                 O                  02/01/35
0

9925587       Z51/Z57     F                  73,000.00          ZZ
                          360                72,713.99          1
                          6.1250             443.56             100
                          5.8750             443.56
ANAMOSA       IA 52205    1                  01/21/05           12
3800469                   05                 03/01/05           35.0000
333408788                 O                  02/01/35
0

9925607       Z51/Z57     F                  95,340.00          ZZ
                          360                94,957.47          1
                          6.0000             571.62             100
                          5.7500             571.62
NORTH RICHLANDTX 76180    1                  01/14/05           14
3818493                   05                 03/01/05           35.0000
333408813                 O                  02/01/35
0

9925609       Z51/Z57     F                  261,000.00         ZZ
                          360                259,952.86         1
                          6.0000             1564.83            100
                          5.7500             1564.83
MONTGOMERY    TX 77356    1                  01/07/05           04
3821616                   05                 03/01/05           35.0000
333408819                 O                  02/01/35
0

9925637       Z51/Z57     F                  70,000.00          ZZ
                          360                69,778.02          1
                          6.2500             431.01             100
                          6.0000             431.01
ELMA          WA 98541    1                  02/16/05           10
3844250                   05                 04/01/05           35.0000
333408843                 O                  03/01/35
0

9925649       Z51/Z57     F                  66,000.00          ZZ
                          360                65,557.26          1
                          6.2500             406.38             100
                          6.0000             406.38
GRACEVILLE    FL 32440    1                  02/04/05           10
3848447                   05                 04/01/05           35.0000
333408856                 O                  03/01/35
0

9925713       Z51/Z57     F                  221,750.00         ZZ
                          360                220,747.00         1
                          7.5000             1550.51            90
                          6.6300             1550.51
CHANDLER      AZ 85225    1                  11/01/04           26
3171124                   03                 01/01/05           25.0000
333413947                 O                  12/01/34
0

9925719       Z51/Z57     F                  90,000.00          ZZ
                          360                89,748.58          1
                          6.3750             561.49             79
                          6.1250             561.49
HARRISBURG    PA 17112    1                  02/28/05           00
3436568                   05                 04/01/05           0.0000
333413953                 O                  03/01/35
0

9925753       Z51/Z57     F                  86,960.00          ZZ
                          360                86,698.99          2
                          6.0000             521.37             80
                          5.7500             521.37
SAN ANTONIO   TX 78212    1                  03/03/05           00
3828538                   05                 04/01/05           0.0000
333414001                 O                  03/01/35
0

9925755       Z51/Z57     F                  251,750.00         ZZ
                          360                251,213.50         1
                          7.7500             1803.57            95
                          7.0460             1803.57
ELKRIDGE      MD 21075    1                  02/25/05           26
3833051                   03                 04/01/05           30.0000
333414003                 O                  03/01/35
0

9925771       Z51/Z57     F                  70,300.00          ZZ
                          360                55,816.95          1
                          7.6250             497.58             95
                          6.6850             497.58
CHAMPAIGN     IL 61821    1                  02/09/05           26
3844225                   05                 04/01/05           30.0000
333414022                 O                  03/01/35
0

9925827       Z51/Z57     F                  320,000.00         ZZ
                          360                318,992.86         1
                          5.7500             1867.44            80
                          5.5000             1867.44
VIRGINIA BEACHVA 23451    1                  02/28/05           00
3874930                   05                 04/01/05           0.0000
333414102                 O                  03/01/35
0

9925847       Z51/Z57     F                  180,000.00         ZZ
                          360                179,649.21         1
                          6.1250             1093.70            80
                          5.8750             1093.70
PALMDALE      CA 93550    1                  03/02/05           00
3885287                   05                 05/01/05           0.0000
333414137                 O                  04/01/35
0

9925849       Z51/Z57     F                  237,600.00         ZZ
                          360                237,136.94         1
                          6.1250             1443.69            80
                          5.8750             1443.69
ALPHARETTA    GA 30022    1                  03/03/05           00
3885499                   03                 05/01/05           0.0000
333414139                 O                  04/01/35
0

9925867       Z51/Z57     F                  94,000.00          ZZ
                          360                93,789.38          1
                          7.5000             657.27             95
                          6.7360             657.27
CYPRESS       TX 77433    1                  02/24/05           26
3894517                   03                 04/01/05           25.0000
333414166                 O                  03/01/35
0

9926117       144/144     F                  315,000.00         ZZ
                          360                315,000.00         1
                          5.8750             1863.34            90
                          5.6250             1863.34
RIVERHEAD     NY 11901    1                  05/05/05           11
160769547                 05                 07/01/05           25.0000
160769547                 O                  06/01/35
0

9926329       E82/G02     F                  125,500.00         ZZ
                          360                125,500.00         1
                          6.6250             803.59             93
                          6.3750             803.59
CINCINNATI    OH 45236    2                  05/05/05           04
0401107941                05                 07/01/05           30.0000
0401107941                O                  06/01/35
0

9926351       E82/G02     F                  94,000.00          ZZ
                          360                94,000.00          1
                          6.6250             601.89             65
                          6.3750             601.89
VIRGINIA BEACHVA 23456    2                  05/09/05           00
0401090287                01                 07/01/05           0.0000
0401090287                O                  06/01/35
0

9926359       E22/G02     F                  58,125.00          ZZ
                          360                58,125.00          1
                          6.2500             357.89             75
                          6.0000             357.89
IDAHO FALLS   ID 83404    2                  05/06/05           00
0423870120                05                 07/01/05           0.0000
0423870120                N                  06/01/35
0

9926453       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.5000             505.65             56
                          6.2500             505.65
ATHOL         ID 83801    2                  05/05/05           00
0423990548                05                 07/01/05           0.0000
0423990548                N                  06/01/35
0

9926525       E22/U57     F                  63,750.00          ZZ
                          360                63,750.00          1
                          7.1250             429.50             85
                          6.8750             429.50
KANSAS CITY   KS 66104    1                  05/09/05           10
0424062214                05                 07/01/05           20.0000
0424062214                N                  06/01/35
0

9926533       E22/U57     F                  82,400.00          ZZ
                          360                82,400.00          1
                          6.8750             541.31             80
                          6.6250             541.31
BATTLE CREEK  MI 49014    5                  05/06/05           00
0424068518                05                 07/01/05           0.0000
0424068518                O                  06/01/35
0

9926723       E22/U57     F                  92,000.00          TX
                          360                92,000.00          1
                          6.3750             573.96             80
                          6.1250             573.96
HOUSTON       TX 77060    5                  05/06/05           00
0423826437                05                 07/01/05           0.0000
0423826437                O                  06/01/35
0

9926729       E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          6.3750             399.28             80
                          6.1250             399.28
NEBRASKA CITY NE 68410    5                  05/06/05           00
0423850007                05                 07/01/05           0.0000
0423850007                O                  06/01/35
0

9926915       M37/G02     F                  204,000.00         ZZ
                          360                204,000.00         1
                          6.7500             1323.14            80
                          6.5000             1323.14
MESA          AZ 85208    5                  05/06/05           00
0439271958                05                 07/01/05           0.0000
622948                    O                  06/01/35
0

9927023       E47/G02     F                  83,760.00          ZZ
                          360                83,680.53          1
                          6.2500             515.72             80
                          6.0000             515.72
SAN ANTONIO   TX 78251    1                  04/29/05           00
0439345927                05                 06/01/05           0.0000
7362010667                O                  05/01/35
0

9928707       E22/U57     F                  51,300.00          ZZ
                          360                51,300.00          1
                          6.6250             328.48             95
                          6.3750             328.48
MEMPHIS       TN 38111    1                  05/12/05           04
0423981158                05                 07/01/05           30.0000
0423981158                N                  06/01/35
0

9928735       E22/G02     F                  232,000.00         ZZ
                          360                232,000.00         4
                          6.2500             1428.46            80
                          6.0000             1428.46
LARAMIE       WY 82070    1                  05/12/05           00
0424013290                05                 07/01/05           0.0000
0424013290                N                  06/01/35
0

9928751       E22/G02     F                  231,000.00         ZZ
                          360                231,000.00         1
                          6.1250             1403.58            70
                          5.8750             1403.58
LAS VEGAS     NV 89147    5                  04/29/05           00
0424029031                05                 07/01/05           0.0000
0424029031                N                  06/01/35
0

9928781       E22/G02     F                  66,800.00          ZZ
                          240                66,800.00          1
                          6.3750             493.14             76
                          6.1250             493.14
HOUSTON       TX 77045    2                  05/06/05           00
0424073674                05                 07/01/05           0.0000
0424073674                O                  06/01/25
0

9928809       E22/U57     F                  98,000.00          ZZ
                          360                98,000.00          1
                          6.2500             603.40             76
                          6.0000             603.40
SUMRALL       MS 39482    2                  05/12/05           00
0424107134                05                 07/01/05           0.0000
0424107134                O                  06/01/35
0

9928853       E22/U57     F                  69,350.00          ZZ
                          360                69,350.00          1
                          7.5000             484.91             95
                          7.2500             484.91
MEMPHIS       TN 38128    1                  05/12/05           04
0424188662                05                 07/01/05           30.0000
0424188662                N                  06/01/35
0

9928867       E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          2
                          6.3750             549.01             80
                          6.1250             549.01
NEW ORLEANS   LA 70128    1                  05/11/05           00
0424227122                05                 07/01/05           0.0000
0424227122                N                  06/01/35
0

9928869       E22/G02     F                  52,250.00          T
                          360                52,250.00          1
                          6.5000             330.26             95
                          6.2500             330.26
SAN MARCOS    TX 78666    1                  05/11/05           04
0424231983                01                 07/01/05           30.0000
0424231983                O                  06/01/35
0

9928915       E82/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          6.8750             472.99             58
                          6.6250             472.99
CLIFTON HEIGHTPA 19018    2                  05/13/05           00
0401112248                05                 07/01/05           0.0000
0401112248                N                  06/01/35
0

9929013       U05/G02     F                  59,700.00          ZZ
                          360                59,700.00          1
                          6.8750             392.19             74
                          6.6250             392.19
KANSAS CITY   MO 64110    2                  05/05/05           00
0439278961                05                 07/01/05           0.0000
3000739570                N                  06/01/35
0

9932485       E22/U57     F                  69,600.00          ZZ
                          360                69,600.00          1
                          7.1250             468.91             85
                          6.8750             468.91
LEWISTON      ID 83501    5                  05/11/05           01
0423821040                05                 07/01/05           12.0000
0423821040                N                  06/01/35
0

9932509       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          2
                          6.8750             525.54             63
                          6.6250             525.54
NEW ORLEANS   LA 70114    5                  05/13/05           00
0423868736                05                 07/01/05           0.0000
0423868736                N                  06/01/35
0

9932521       E22/G02     F                  139,650.00         ZZ
                          360                139,650.00         1
                          6.7500             905.77             95
                          6.5000             905.77
MONTGOMERY    AL 36117    5                  05/09/05           10
0423899723                05                 07/01/05           30.0000
0423899723                O                  06/01/35
0

9932565       E22/U57     F                  81,700.00          ZZ
                          360                81,700.00          1
                          7.5000             571.26             95
                          7.2500             571.26
FORNEY        TX 75126    1                  05/13/05           10
0423971134                05                 07/01/05           30.0000
0423971134                O                  06/01/35
0

9932661       E22/U57     F                  76,000.00          ZZ
                          360                76,000.00          1
                          6.8750             499.27             95
                          6.6250             499.27
HOT SPRINGS NAAR 71901    5                  05/09/05           04
0424132868                05                 07/01/05           30.0000
0424132868                O                  06/01/35
0

9932697       E22/U57     F                  101,700.00         ZZ
                          360                101,700.00         1
                          6.2500             626.18             90
                          6.0000             626.18
AKRON         OH 44314    5                  05/09/05           04
0424160216                05                 07/01/05           25.0000
0424160216                O                  06/01/35
0

9932745       E22/U57     F                  101,200.00         ZZ
                          360                101,200.00         1
                          6.2500             623.11             80
                          6.0000             623.11
ARDMORE       OK 73401    1                  05/13/05           00
0424210011                05                 07/01/05           0.0000
0424210011                O                  06/01/35
0

9933195       L14/G02     F                  280,400.00         ZZ
                          360                279,853.53         1
                          6.1250             1703.75            80
                          5.8750             1703.75
EDINA         MN 55410    1                  03/31/05           00
0439347675                05                 05/01/05           0.0000
207438744                 O                  04/01/35
0

9933223       L14/G02     F                  237,484.00         ZZ
                          360                237,258.66         1
                          6.2500             1462.24            80
                          6.0000             1462.24
DURHAM        NC 27713    1                  04/28/05           00
0439337817                09                 06/01/05           0.0000
103109084                 O                  05/01/35
0

9933241       L14/G02     F                  250,000.00         ZZ
                          360                249,745.11         1
                          5.8750             1478.85            49
                          5.6250             1478.85
ELK GROVE     CA 95757    1                  04/01/05           00
0439336629                05                 06/01/05           0.0000
105217035                 N                  05/01/35
0

9933245       L14/G02     F                  90,000.00          ZZ
                          360                89,824.61          1
                          6.1250             546.85             48
                          5.8750             546.85
APOLLO BEACH  FL 33572    1                  03/30/05           00
0439347576                09                 05/01/05           0.0000
106307866                 O                  04/01/35
0

9933261       L14/G02     F                  75,210.00          ZZ
                          360                75,136.89          1
                          6.1250             456.99             43
                          5.8750             456.99
MCCORDSVILLE  IN 46055    1                  04/22/05           00
0439338955                03                 06/01/05           0.0000
113905186                 O                  05/01/35
0

9933275       L14/G02     F                  75,000.00          ZZ
                          360                74,938.52          1
                          7.0000             498.98             22
                          6.7500             498.98
MONROE TWP.   NJ 08831    1                  04/22/05           00
0439340936                03                 06/01/05           0.0000
119917211                 O                  05/01/35
0

9933283       L14/G02     F                  214,150.00         ZZ
                          360                213,732.65         1
                          6.1250             1301.20            80
                          5.8750             1301.20
COLLEGE PARK  GA 30349    1                  03/31/05           00
0439340555                05                 05/01/05           0.0000
121021102                 O                  04/01/35
0

9933291       L14/G02     F                  290,100.00         ZZ
                          360                289,797.11         1
                          5.7500             1692.95            80
                          5.5000             1692.95
VISALIA       CA 93291    1                  04/07/05           00
0439337478                05                 06/01/05           0.0000
121506103                 O                  05/01/35
0

9933293       L14/G02     F                  229,656.00         ZZ
                          360                229,427.37         1
                          6.0000             1376.91            80
                          5.7500             1376.91
FRESNO        CA 93722    1                  04/04/05           00
0439348400                05                 06/01/05           0.0000
121506387                 O                  05/01/35
0

9933317       L14/G02     F                  250,000.00         ZZ
                          360                249,751.12         1
                          6.0000             1498.88            74
                          5.7500             1498.88
BLUFFTON      SC 29910    1                  04/29/05           00
0439338922                03                 06/01/05           0.0000
137124939                 O                  05/01/35
0

9933357       L14/G02     F                  92,000.00          ZZ
                          360                91,908.41          1
                          6.0000             551.59             80
                          5.7500             551.59
LEWISVILLE    TX 75067    1                  04/19/05           00
0439349325                05                 06/01/05           0.0000
210332432                 O                  05/01/35
0

9933377       L14/G02     F                  63,600.00          ZZ
                          360                63,539.65          1
                          6.2500             391.60             65
                          6.0000             391.60
HUDSON        FL 34669    5                  04/04/05           00
0439339250                03                 06/01/05           0.0000
210352368                 N                  05/01/35
0

9933435       L14/G02     F                  97,963.00          ZZ
                          360                97,867.78          1
                          6.1250             595.24             65
                          5.8750             595.24
OLD HICKORY   TN 37138    1                  04/21/05           00
0439339862                03                 06/01/05           0.0000
281900842                 O                  05/01/35
0

9933439       L14/G02     F                  66,500.00          ZZ
                          360                66,438.40          1
                          6.3750             414.88             41
                          6.1250             414.88
VENICE        FL 34293    2                  04/20/05           00
0439338245                03                 06/01/05           0.0000
282900202                 N                  05/01/35
0

9933457       L14/G02     F                  94,000.00          ZZ
                          360                93,837.66          1
                          6.7500             609.69             80
                          6.5000             609.69
BASEHOR       KS 66007    1                  03/30/05           00
0439341041                05                 05/01/05           0.0000
214508039                 O                  04/01/35
0

9933473       L14/G02     F                  455,000.00         ZZ
                          360                454,568.27         4
                          6.2500             2801.52            61
                          6.0000             2801.52
STAMFORD      CT 06902    5                  04/12/05           00
0439338849                05                 06/01/05           0.0000
215116878                 O                  05/01/35
0

9933479       L14/G02     F                  332,025.00         ZZ
                          360                331,759.49         1
                          7.1250             2236.91            95
                          6.8750             2236.91
ANSONIA       CT 06401    1                  04/29/05           11
0439342544                05                 06/01/05           30.0000
215156394                 O                  05/01/35
0

9933493       L14/G02     F                  343,000.00         ZZ
                          360                342,331.54         1
                          6.1250             2084.11            70
                          5.8750             2084.11
TAVARES       FL 32778    1                  03/30/05           00
0439337874                05                 05/01/05           0.0000
216329117                 O                  04/01/35
0

9933509       L14/G02     F                  77,990.00          ZZ
                          360                77,916.00          1
                          6.2500             480.20             80
                          6.0000             480.20
RINCON        GA 31326    1                  04/15/05           00
0439340621                03                 06/01/05           0.0000
233051003                 O                  05/01/35
0

9933535       L14/G02     F                  92,211.00          ZZ
                          360                92,119.20          1
                          6.0000             552.86             39
                          5.7500             552.86
ORANGE PARK   FL 32065    1                  04/15/05           00
0439342023                03                 06/01/05           0.0000
260204081                 O                  05/01/35
0

9933539       L14/G02     F                  309,520.00         ZZ
                          360                309,211.87         1
                          6.0000             1855.73            80
                          5.7500             1855.73
JACKSONVILLE  FL 32258    1                  04/22/05           00
0439338765                03                 06/01/05           0.0000
260207088                 O                  05/01/35
0

9933541       L14/G02     F                  60,600.00          ZZ
                          360                60,536.73          1
                          5.7500             353.65             28
                          5.5000             353.65
THORNTON      CO 80221    1                  04/06/05           00
0439348327                05                 06/01/05           0.0000
232307105                 O                  05/01/35
0

9933549       L14/G02     F                  101,060.00         ZZ
                          360                100,964.10         1
                          6.2500             622.25             80
                          6.0000             622.25
GOODLETTSVILLETN 37072    1                  04/15/05           00
0439348657                03                 06/01/05           0.0000
230329576                 O                  05/01/35
0

9933557       L14/G02     F                  307,500.00         ZZ
                          360                307,222.02         1
                          6.5000             1943.61            87
                          6.2500             1943.61
NASHVILLE     TN 37211    1                  04/28/05           04
0439341157                03                 06/01/05           25.0000
230330269                 O                  05/01/35
0

9933567       L14/G02     F                  228,503.00         ZZ
                          360                228,291.35         1
                          6.3750             1425.57            80
                          6.1250             1425.57
HENDERSONVILLETN 37075    1                  04/14/05           00
0439340969                05                 06/01/05           0.0000
230330750                 O                  05/01/35
0

9933651       L14/G02     F                  228,000.00         ZZ
                          360                227,803.69         1
                          6.7500             1478.81            80
                          6.5000             1478.81
CORRALES      NM 87048    1                  04/22/05           00
0439343112                05                 06/01/05           0.0000
219304934                 O                  05/01/35
0

9933653       L14/G02     F                  100,800.00         ZZ
                          360                100,699.65         1
                          6.0000             604.35             80
                          5.7500             604.35
ALBUQUERQUE   NM 87110    1                  04/26/05           00
0439339037                05                 06/01/05           0.0000
219305241                 O                  05/01/35
0

9933657       L14/G02     F                  93,600.00          ZZ
                          360                93,521.36          4
                          6.8750             614.89             80
                          6.6250             614.89
ALBUQUERQUE   NM 87123    1                  04/11/05           00
0439347691                07                 06/01/05           0.0000
219305543                 N                  05/01/35
0

9933659       L14/G02     F                  255,920.00         ZZ
                          360                255,652.80         1
                          5.7500             1493.48            80
                          5.5000             1493.48
DALLAS        TX 75248    1                  04/26/05           00
0439337742                05                 06/01/05           0.0000
219305696                 O                  05/01/35
0

9933705       L14/G02     F                  270,000.00         ZZ
                          360                269,737.58         1
                          6.1250             1640.55            73
                          5.8750             1640.55
LITTLETON     CO 80120    1                  04/25/05           00
0439337908                05                 06/01/05           0.0000
203667217                 N                  05/01/35
0

9933707       L14/G02     F                  220,400.00         ZZ
                          360                220,185.78         1
                          6.1250             1339.18            80
                          5.8750             1339.18
PARKER        CO 80134    1                  04/04/05           00
0439338880                05                 06/01/05           0.0000
203667234                 O                  05/01/35
0

9933715       L14/G02     F                  359,650.00         ZZ
                          360                359,283.32         1
                          5.8750             2127.47            75
                          5.6250             2127.47
RENO          NV 89509    1                  04/25/05           00
0439356916                05                 06/01/05           0.0000
204033039                 O                  05/01/35
0

9933719       L14/G02     F                  85,517.00          ZZ
                          360                85,431.87          1
                          6.0000             512.72             65
                          5.7500             512.72
JACKSONVILLE  FL 32244    1                  04/15/05           00
0439348707                03                 06/01/05           0.0000
204723201                 N                  05/01/35
0

9933735       L14/G02     F                  224,600.00         ZZ
                          360                224,391.98         1
                          6.3750             1401.21            80
                          6.1250             1401.21
DORCHESTER    MA 02125    1                  04/28/05           00
0439338435                05                 06/01/05           0.0000
222207484                 O                  05/01/35
0

9933737       L14/G02     F                  228,600.00         ZZ
                          360                228,388.27         1
                          6.3750             1426.17            80
                          6.1250             1426.17
DORCHESTER    MA 02125    1                  04/28/05           00
0439338963                03                 06/01/05           0.0000
222207487                 O                  05/01/35
0

9933739       L14/G02     F                  96,000.00          ZZ
                          360                95,913.21          1
                          6.5000             606.79             80
                          6.2500             606.79
LOWELL        IN 46356    1                  04/21/05           00
0439349739                03                 06/01/05           0.0000
222406115                 O                  05/01/35
0

9933795       F36/G02     F                  300,000.00         ZZ
                          360                300,000.00         1
                          6.3750             1871.61            37
                          6.1250             1871.61
KIRKLAND      WA 98033    1                  05/03/05           00
0439279365                05                 07/01/05           0.0000
06508058                  O                  06/01/35
0

9934241       944/G02     F                  345,000.00         ZZ
                          360                344,656.55         1
                          6.0000             2068.45            58
                          5.7500             2068.45
EL CAJON      CA 92020    5                  04/26/05           00
0439332362                03                 06/01/05           0.0000
1001823285                O                  05/01/35
0

9934295       E22/G02     F                  71,100.00          ZZ
                          360                71,100.00          1
                          6.8750             467.08             90
                          6.6250             467.08
METAIRIE      LA 70003    1                  05/16/05           10
0424196202                05                 07/01/05           25.0000
0424196202                N                  06/01/35
0

9934323       E22/U57     F                  268,000.00         ZZ
                          360                268,000.00         1
                          6.2500             1650.12            80
                          6.0000             1650.12
HOLLYWOOD     FL 33021    1                  05/16/05           00
0424225670                09                 07/01/05           0.0000
0424225670                O                  06/01/35
0

9934329       E22/U57     F                  56,500.00          ZZ
                          360                56,500.00          1
                          6.1250             343.30             85
                          5.8750             343.30
LARAMIE       WY 82070    1                  05/16/05           10
0424158129                05                 07/01/05           20.0000
0424158129                N                  06/01/35
0

9934423       E22/G02     F                  60,000.00          ZZ
                          360                60,000.00          1
                          6.1250             364.57             77
                          5.8750             364.57
MEMPHIS       TN 38122    2                  05/16/05           00
0424105575                05                 07/01/05           0.0000
0424105575                N                  06/01/35
0

9934489       E22/U57     F                  78,500.00          ZZ
                          360                78,500.00          2
                          6.5000             496.17             75
                          6.2500             496.17
GRAND RAPIDS  MI 49504    5                  05/11/05           00
0424030740                05                 07/01/05           0.0000
0424030740                O                  06/01/35
0

9934493       E22/G02     F                  220,000.00         ZZ
                          360                220,000.00         1
                          6.6250             1408.68            80
                          6.3750             1408.68
PHOENIX       AZ 85024    5                  05/10/05           00
0424032944                05                 07/01/05           0.0000
0424032944                O                  06/01/35
0

9934521       E22/G02     F                  85,000.00          ZZ
                          360                85,000.00          4
                          6.0000             509.62             52
                          5.7500             509.62
ALBUQUERQUE   NM 87107    2                  05/12/05           00
0424000677                05                 07/01/05           0.0000
0424000677                N                  06/01/35
0

9934619       E22/U57     F                  76,000.00          ZZ
                          360                76,000.00          1
                          7.1250             512.03             95
                          6.8750             512.03
SPRINGFIELD   MO 65803    5                  05/10/05           10
0423911759                05                 07/01/05           30.0000
0423911759                O                  06/01/35
0

9934681       E22/G02     F                  199,800.00         ZZ
                          360                199,800.00         1
                          6.7500             1295.90            90
                          6.5000             1295.90
EPSOM         NH 03234    1                  05/16/05           01
0423340447                05                 07/01/05           25.0000
0423340447                O                  06/01/35
0

9936609       Q87/G02     F                  69,000.00          TX
                          360                68,931.18          1
                          5.9900             413.25             32
                          5.7400             413.25
MAGNOLIA      TX 77355    2                  05/09/05           00
0439310947                05                 06/13/05           0.0000
KLDA02                    O                  05/13/35
0

9936965       E82/G02     F                  131,900.00         ZZ
                          360                131,900.00         1
                          6.7500             855.50             99
                          6.5000             855.50
SUGAR LAND    TX 77479    2                  05/13/05           04
0401113451                03                 07/01/05           35.0000
0401113451                O                  06/01/35
0

9936979       U85/U57     F                  48,000.00          ZZ
                          360                48,000.00          1
                          7.3750             331.52             80
                          7.1250             331.52
DAVENPORT     IA 52806    5                  05/10/05           00
0439318866                05                 07/01/05           0.0000
0505032133                O                  06/01/35
0

9939027       E22/G02     F                  308,000.00         ZZ
                          360                308,000.00         2
                          6.7500             1997.68            80
                          6.5000             1997.68
HAVERSTRAW    NY 10927    1                  05/17/05           00
0424235950                05                 07/01/05           0.0000
0424235950                N                  06/01/35
0

9939059       E22/G02     F                  52,800.00          TX
                          360                52,800.00          1
                          7.1250             355.72             80
                          6.8750             355.72
DUNCANVILLE   TX 75137    5                  05/17/05           00
0423058296                09                 07/01/05           0.0000
0423058296                N                  06/01/35
0

9939061       E22/G02     F                  140,600.00         ZZ
                          240                140,600.00         2
                          6.7500             1069.07            95
                          6.5000             1069.07
HOUSTON       TX 77041    2                  05/12/05           10
0423227396                05                 07/01/05           12.0000
0423227396                O                  06/01/25
0

9939093       E22/G02     F                  209,520.00         ZZ
                          360                209,520.00         1
                          6.5000             1324.31            80
                          6.2500             1324.31
PORT SAINT LUCFL 34953    1                  05/17/05           00
0423684547                05                 07/01/05           0.0000
0423684547                O                  06/01/35
0

9939125       E22/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.2500             615.72             58
                          6.0000             615.72
LAS VEGAS     NV 89103    5                  05/17/05           00
0423820653                07                 07/01/05           0.0000
0423820653                N                  06/01/35
0

9939211       E22/U57     F                  254,000.00         ZZ
                          360                254,000.00         1
                          6.0000             1522.86            62
                          5.7500             1522.86
CHICO         CA 95928    1                  05/06/05           00
0424189850                05                 07/01/05           0.0000
0424189850                O                  06/01/35
0

9941129       U81/G02     F                  60,000.00          ZZ
                          240                60,000.00          1
                          7.0500             466.98             61
                          6.8000             466.98
CREWE         VA 23930    5                  05/13/05           00
0439328345                05                 07/01/05           0.0000
18600000080               O                  06/01/25
0

9941145       U85/U57     F                  81,000.00          ZZ
                          360                81,000.00          1
                          7.0000             538.90             90
                          6.7500             538.90
LEON          IA 50144    5                  05/06/05           10
0439316704                05                 07/01/05           25.0000
TQSLINDSEY                N                  06/01/35
0

9941193       G27/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.3750             1846.65            80
                          6.1250             1846.65
LA PUENTE     CA 91746    5                  05/09/05           00
0439364118                05                 07/01/05           0.0000
290050086                 O                  06/01/35
0

9941201       624/G02     F                  108,000.00         ZZ
                          360                107,907.01         1
                          6.7500             700.49             80
                          6.5000             700.49
BARSTOW       CA 92311    1                  04/15/05           00
0439323510                05                 06/01/05           0.0000
1000076849                O                  05/01/35
0

9941261       944/G02     F                  91,900.00          ZZ
                          360                91,808.51          1
                          6.0000             550.99             80
                          5.7500             550.99
HARRISBURG    PA 17110    1                  04/29/05           00
0439330937                01                 06/01/05           0.0000
1001822477                O                  05/01/35
0

9941299       944/G02     F                  315,000.00         ZZ
                          360                314,701.11         1
                          6.2500             1939.51            77
                          6.0000             1939.51
ENTERPRISE    UT 84725    2                  05/03/05           00
0439331943                05                 06/01/05           0.0000
1001820559                O                  05/01/35
0

9941563       E22/G02     F                  97,500.00          ZZ
                          360                97,500.00          2
                          6.6250             624.30             75
                          6.3750             624.30
OKLAHOMA CITY OK 73127    2                  05/17/05           00
0424095784                05                 07/01/05           0.0000
0424095784                N                  06/01/35
0

9941637       E22/U57     F                  73,150.00          ZZ
                          360                73,150.00          2
                          7.2500             499.01             95
                          7.0000             499.01
SAINT LOUIS   MO 63113    1                  05/18/05           10
0424174878                05                 07/01/05           30.0000
0424174878                N                  06/01/35
0

9941775       E22/G02     F                  69,600.00          ZZ
                          360                69,600.00          1
                          6.2500             428.54             80
                          6.0000             428.54
SLIDELL       LA 70461    1                  05/18/05           00
0423722289                05                 07/01/05           0.0000
0423722289                N                  06/01/35
0

9941787       E22/U57     F                  95,200.00          ZZ
                          360                95,200.00          1
                          7.2500             649.43             90
                          7.0000             649.43
CLINTON       MS 39056    5                  05/18/05           04
0423777366                05                 07/01/05           25.0000
0423777366                N                  06/01/35
0

9941825       E22/U57     F                  260,000.00         ZZ
                          360                260,000.00         1
                          6.5000             1643.38            80
                          6.2500             1643.38
STERLING HEIGHMI 48310    2                  05/13/05           00
0423931278                29                 07/01/05           0.0000
0423931278                O                  06/01/35
0

9941835       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.2500             517.20             80
                          6.0000             517.20
ZEBULON       NC 27597    2                  05/17/05           00
0423951359                05                 07/01/05           0.0000
0423951359                N                  06/01/35
0

9941847       E22/G02     F                  225,500.00         ZZ
                          360                225,500.00         1
                          6.3750             1406.83            80
                          6.1250             1406.83
FRESNO        CA 93710    1                  05/03/05           00
0423961655                05                 07/01/05           0.0000
0423961655                N                  06/01/35
0

9942185       758/G02     F                  72,800.00          ZZ
                          360                72,800.00          1
                          6.5000             460.15             80
                          6.2500             460.15
ROSENBERG     TX 77471    1                  05/05/05           00
0439315714                05                 07/01/05           0.0000
1360000868                N                  06/01/35
0

9942405       E22/G02     F                  33,000.00          ZZ
                          360                33,000.00          1
                          6.3750             205.88             75
                          6.1250             205.88
CORAOPOLIS    PA 15108    1                  05/19/05           00
0424151579                01                 07/01/05           0.0000
0424151579                N                  06/01/35
0

9942413       E22/U57     F                  57,000.00          ZZ
                          360                57,000.00          1
                          7.3750             393.68             95
                          7.1250             393.68
BAKER         LA 70714    1                  05/19/05           04
0424161123                05                 07/01/05           30.0000
0424161123                N                  06/01/35
0

9942415       E22/G02     F                  153,850.00         ZZ
                          360                153,850.00         1
                          6.5000             972.44             85
                          6.2500             972.44
WALLED LAKE   MI 48390    2                  05/19/05           10
0424161701                05                 07/01/05           20.0000
0424161701                N                  06/01/35
0

9942453       E22/G02     F                  95,000.00          ZZ
                          360                95,000.00          1
                          6.1250             577.23             65
                          5.8750             577.23
ALBUQUERQUE   NM 87114    1                  05/12/05           00
0424206613                03                 07/01/05           0.0000
0424206613                N                  06/01/35
0

9942503       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          7.0000             332.65             80
                          6.7500             332.65
JACKSON       MS 39212    1                  05/19/05           00
0424297869                05                 07/01/05           0.0000
0424297869                N                  06/01/35
0

9942507       E22/G02     F                  105,000.00         ZZ
                          360                105,000.00         4
                          6.1250             637.99             64
                          5.8750             637.99
NEW ORLEANS   LA 70117    5                  05/19/05           00
0424307635                05                 07/01/05           0.0000
0424307635                N                  06/01/35
0

9942527       E22/G02     F                  93,320.00          ZZ
                          360                93,320.00          1
                          6.0000             559.50             80
                          5.7500             559.50
DALLAS        GA 30157    1                  05/19/05           00
0423373950                03                 07/01/05           0.0000
0423373950                O                  06/01/35
0

9942565       E22/G02     F                  78,400.00          ZZ
                          360                78,400.00          1
                          6.8750             515.03             80
                          6.6250             515.03
DAPHNE        AL 36526    5                  05/19/05           00
0423974286                07                 07/01/05           0.0000
0423974286                N                  06/01/35
0

9942639       E82/G02     F                  244,000.00         ZZ
                          360                244,000.00         1
                          6.6250             1562.36            50
                          6.3750             1562.36
GARDENA       CA 90249    5                  05/17/05           00
0401124698                05                 07/01/05           0.0000
0401124698                O                  06/01/35
0

9942643       E82/G02     F                  240,000.00         ZZ
                          360                240,000.00         1
                          6.5000             1516.96            86
                          6.2500             1516.96
BEAR          DE 19701    5                  05/16/05           04
0401126149                05                 07/01/05           25.0000
0401126149                O                  06/01/35
0

9943065       950/G02     F                  70,000.00          ZZ
                          360                70,000.00          1
                          6.7500             454.02             69
                          6.5000             454.02
LAKEWOOD      CO 80227    1                  05/19/05           00
0439331588                09                 07/01/05           0.0000
EK52038                   N                  06/01/35
0

9943605       E22/G02     F                  58,500.00          ZZ
                          360                58,500.00          1
                          6.2500             360.19             73
                          6.0000             360.19
PUEBLO        CO 81004    2                  05/20/05           00
0424208106                05                 07/01/05           0.0000
0424208106                N                  06/01/35
0

9943669       E22/G02     F                  170,910.00         ZZ
                          360                170,910.00         1
                          6.5000             1080.27            90
                          6.2500             1080.27
WEST PALM BEACFL 33409    1                  05/20/05           10
0424265189                09                 07/01/05           25.0000
0424265189                N                  06/01/35
0

9943793       E22/U57     F                  83,125.00          ZZ
                          360                83,125.00          2
                          6.8750             546.07             95
                          6.6250             546.07
WICHITA       KS 67203    1                  05/20/05           04
0423934017                05                 07/01/05           30.0000
0423934017                N                  06/01/35
0

9943795       E22/G02     F                  30,020.00          ZZ
                          360                30,020.00          1
                          7.2500             204.79             95
                          7.0000             204.79
FAIRVIEW      OK 73737    5                  05/16/05           10
0423937895                05                 07/01/05           30.0000
0423937895                O                  06/01/35
0

9943971       E22/G02     F                  64,900.00          ZZ
                          360                64,900.00          1
                          6.1250             394.34             87
                          5.8750             394.34
ATTALLA       AL 35954    5                  05/16/05           10
0424101871                05                 07/01/05           25.0000
0424101871                O                  06/01/35
0

9944069       E22/G02     F                  222,300.00         ZZ
                          360                222,300.00         1
                          6.0000             1332.80            90
                          5.7500             1332.80
SOMERS        CT 06071    1                  05/20/05           04
0424187409                05                 07/01/05           25.0000
0424187409                O                  06/01/35
0

9944899       E82/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          6.3750             549.01             52
                          6.1250             549.01
LAKE ORION    MI 48362    5                  05/20/05           00
0401102256                05                 07/01/05           0.0000
0401102256                O                  06/01/35
0

9944975       E22/G02     F                  216,000.00         ZZ
                          360                216,000.00         4
                          5.8750             1277.72            80
                          5.6250             1277.72
ALBUQUERQUE   NM 87112    2                  05/19/05           00
0424256972                05                 07/01/05           0.0000
0424256972                N                  06/01/35
0

9945017       E22/G02     F                  157,000.00         ZZ
                          360                157,000.00         4
                          5.8750             928.71             80
                          5.6250             928.71
ALBUQUERQUE   NM 87111    2                  05/20/05           00
0424306520                05                 07/01/05           0.0000
0424306520                N                  06/01/35
0

9945029       E22/U57     F                  272,175.00         ZZ
                          360                272,175.00         1
                          6.6250             1742.77            95
                          6.3750             1742.77
WALLA WALLA   WA 99362    1                  05/20/05           01
0424341394                05                 07/01/05           30.0000
0424341394                N                  06/01/35
0

9945195       E22/U57     F                  50,400.00          ZZ
                          360                50,400.00          1
                          6.6250             322.72             85
                          6.3750             322.72
DANVILLE      VA 24540    5                  05/23/05           04
0423794809                05                 07/01/05           25.0000
0423794809                N                  06/01/35
0

9945273       E22/G02     F                  77,600.00          ZZ
                          360                77,600.00          1
                          6.3750             484.12             80
                          6.1250             484.12
PUEBLO        CO 81001    5                  05/23/05           00
0424095842                05                 07/01/05           0.0000
0424095842                N                  06/01/35
0

9945297       E22/U57     F                  78,000.00          ZZ
                          360                78,000.00          1
                          6.8750             512.40             70
                          6.6250             512.40
WESTWEGO      LA 70094    5                  05/17/05           00
0424105682                05                 07/01/05           0.0000
0424105682                O                  06/01/35
0

9946417       025/025     F                  90,000.00          ZZ
                          360                89,836.84          1
                          6.5000             568.86             60
                          6.2500             568.86
OOLTEWAH      TN 37363    1                  03/24/05           00
0031770449                05                 05/01/05           0.0000
0031770449                O                  04/01/35
0

9946445       025/025     F                  89,500.00          ZZ
                          360                89,359.94          1
                          7.2500             610.55             80
                          7.0000             610.55
GAINESVILLE   GA 30504    5                  03/24/05           00
0031978646                05                 05/01/05           0.0000
0031978646                O                  04/01/35
0

9946483       025/025     F                  68,000.00          ZZ
                          360                67,888.19          1
                          7.0000             452.41             76
                          6.7500             452.41
NEWNAN        GA 30263    2                  03/24/05           00
0143386936                05                 05/01/05           0.0000
0143386936                N                  04/01/35
0

9946495       025/025     F                  215,200.00         ZZ
                          360                214,780.61         1
                          6.1250             1307.58            80
                          5.8750             1307.58
CHESTER       VA 23831    1                  03/11/05           00
0143393205                03                 05/01/05           0.0000
0143393205                O                  04/01/35
0

9946519       025/025     F                  80,000.00          ZZ
                          360                79,865.20          1
                          6.8750             525.54             80
                          6.6250             525.54
LANCASTER     TX 75146    1                  03/01/05           00
0201249802                05                 05/01/05           0.0000
0201249802                N                  04/01/35
0

9946563       025/025     F                  300,000.00         ZZ
                          360                299,120.79         1
                          6.1250             1822.83            80
                          5.8750             1822.83
FLOWERY BRANCHGA 30542    5                  03/01/05           00
0201307675                05                 04/01/05           0.0000
0201307675                O                  03/01/35
0

9946569       025/025     F                  288,300.00         ZZ
                          360                287,434.69         1
                          6.0000             1728.50            88
                          5.7500             1728.50
STATESBORO    GA 30458    2                  02/22/05           14
0201309481                05                 04/01/05           25.0000
0201309481                O                  03/01/35
0

9946571       025/025     F                  319,000.00         ZZ
                          360                318,393.06         1
                          6.2500             1964.14            76
                          6.0000             1964.14
SARASOTA      FL 34232    5                  03/11/05           00
0201311149                03                 05/01/05           0.0000
0201311149                O                  04/01/35
0

9946625       025/025     F                  70,400.00          ZZ
                          360                70,217.12          1
                          6.7500             456.61             80
                          6.5000             456.61
GLENOLDEN     PA 19036    5                  02/28/05           00
0201343761                05                 04/01/05           0.0000
0201343761                N                  03/01/35
0

9946651       025/025     F                  101,500.00         ZZ
                          360                101,008.02         1
                          6.2500             624.95             66
                          6.0000             624.95
MIRAMAR       FL 33025    5                  02/23/05           00
0032151177                03                 04/01/05           0.0000
0032151177                O                  03/01/35
0

9946701       025/025     F                  100,000.00         ZZ
                          360                99,800.40          1
                          6.0000             599.55             33
                          5.7500             599.55
SALISBURY     NC 28144    5                  03/22/05           00
0033756891                05                 05/01/05           0.0000
0033756891                O                  04/01/35
0

9946735       025/025     F                  301,000.00         ZZ
                          360                300,384.73         1
                          5.8750             1780.53            80
                          5.6250             1780.53
STANDISH      ME 04084    2                  03/23/05           00
0201354792                05                 05/01/05           0.0000
0201354792                O                  04/01/35
0

9946767       025/025     F                  90,800.00          ZZ
                          360                90,533.90          1
                          6.1250             551.71             80
                          5.8750             551.71
WARRIOR       AL 35180    1                  03/02/05           00
0201378510                05                 04/01/05           0.0000
0201378510                O                  03/01/35
0

9946781       025/025     F                  100,000.00         T
                          360                99,805.12          1
                          6.1250             607.61             41
                          5.8750             607.61
ALFRED        ME 04002    5                  03/18/05           00
0201386034                05                 05/01/05           0.0000
0201386034                O                  04/01/35
0

9946827       025/025     F                  318,750.00         ZZ
                          360                318,113.77         1
                          6.0000             1911.07            75
                          5.7500             1911.07
SELMA         CA 93662    1                  03/04/05           00
0201408721                05                 05/01/05           0.0000
0201408721                O                  04/01/35
0

9946831       025/025     F                  278,350.00         ZZ
                          360                277,678.23         1
                          7.1250             1875.30            95
                          6.8750             1875.30
EXETER        NH 03833    1                  02/24/05           12
0201409612                05                 04/01/05           30.0000
0201409612                O                  03/01/35
0

9946841       025/025     F                  100,000.00         ZZ
                          360                99,004.43          1
                          5.8750             591.54             79
                          5.6250             591.54
WEST VALLEY CIUT 84120    5                  03/14/05           00
0201415767                05                 05/01/05           0.0000
0201415767                O                  04/01/35
0

9946859       025/025     F                  330,000.00         ZZ
                          360                329,387.07         1
                          6.3750             2058.77            65
                          6.1250             2058.77
SCOTTSDALE    AZ 85255    5                  03/01/05           00
0201419835                01                 05/01/05           0.0000
0201419835                O                  04/01/35
0

9946883       025/025     F                  51,750.00          ZZ
                          360                51,651.55          1
                          6.2500             318.63             58
                          6.0000             318.63
AKRON         OH 44305    2                  03/18/05           00
0201427515                05                 05/01/05           0.0000
0201427515                N                  04/01/35
0

9946887       025/025     F                  250,000.00         ZZ
                          360                249,501.00         1
                          6.0000             1498.88            67
                          5.7500             1498.88
STATEN ISLAND NY 10314    1                  03/18/05           00
0201428604                05                 05/01/05           0.0000
0201428604                N                  04/01/35
0

9946897       025/025     F                  80,000.00          ZZ
                          360                79,823.78          1
                          6.3750             499.10             80
                          6.1250             499.10
BERKLEY       MI 48072    1                  03/24/05           00
0201432515                05                 05/01/05           0.0000
0201432515                N                  04/01/35
0

9946909       025/025     F                  94,400.00          ZZ
                          360                94,216.04          1
                          6.1250             573.58             80
                          5.8750             573.58
LINCOLN       NE 68521    1                  03/07/05           00
0201432911                05                 05/01/05           0.0000
0201432911                O                  04/01/35
0

9946937       025/025     F                  90,000.00          ZZ
                          360                89,642.13          1
                          6.1250             546.85             53
                          5.8750             546.85
RATHDRUM      ID 83858    1                  03/25/05           00
0201443280                05                 05/01/05           0.0000
0201443280                O                  04/01/35
0

9946965       025/025     F                  84,600.00          ZZ
                          360                84,419.69          1
                          7.7500             606.08             90
                          7.5000             606.08
WELDON        NC 27890    1                  03/04/05           12
0142813369                05                 04/01/05           25.0000
0142813369                N                  03/01/35
0

9946971       025/025     F                  96,400.00          ZZ
                          360                96,187.58          1
                          6.0000             577.97             80
                          5.7500             577.97
RICHMOND      VA 23237    1                  03/10/05           00
0142813708                05                 05/01/05           0.0000
0142813708                O                  04/01/35
0

9946981       025/025     F                  100,000.00         ZZ
                          240                99,572.41          1
                          6.1250             723.66             80
                          5.8750             723.66
SOUTH RANGE   WI 54874    5                  03/21/05           00
0142863067                05                 05/01/05           0.0000
0142863067                O                  04/01/25
0

9947017       025/025     F                  75,500.00          ZZ
                          360                75,273.36          1
                          6.0000             452.66             30
                          5.7500             452.66
BELLINGHAM    WA 98229    5                  03/07/05           00
0142962406                05                 04/01/05           0.0000
0142962406                O                  03/01/35
0

9947027       025/025     F                  68,093.00          ZZ
                          360                67,954.72          1
                          8.0000             499.64             90
                          7.7500             499.64
TUCSON        AZ 85713    1                  02/28/05           12
0142991959                05                 04/01/05           25.0000
0142991959                N                  03/01/35
0

9947039       025/025     F                  88,000.00          ZZ
                          360                87,862.28          1
                          7.2500             600.32             80
                          7.0000             600.32
COLUMBUS      GA 31907    2                  03/09/05           00
0143032050                05                 05/01/05           0.0000
0143032050                N                  04/01/35
0

9947043       025/025     F                  90,900.00          ZZ
                          360                90,646.08          1
                          6.3750             567.10             80
                          6.1250             567.10
DAPHNE        AL 36526    1                  02/18/05           00
0143036770                05                 04/01/05           0.0000
0143036770                N                  03/01/35
0

9947053       025/025     F                  332,500.00         ZZ
                          360                331,882.44         1
                          6.3750             2074.37            71
                          6.1250             2074.37
OCALA         FL 34480    5                  03/18/05           00
0143041242                05                 05/01/05           0.0000
0143041242                O                  04/01/35
0

9947111       025/025     F                  76,000.00          ZZ
                          360                75,848.30          1
                          6.0000             455.66             29
                          5.7500             455.66
FRESNO        CA 93727    5                  03/10/05           00
0201451978                05                 05/01/05           0.0000
0201451978                O                  04/01/35
0

9947173       025/025     F                  98,075.00          ZZ
                          360                97,874.53          1
                          5.8750             580.15             50
                          5.6250             580.15
W MELBOURNE   FL 32904    1                  03/11/05           00
0201491149                03                 05/01/05           0.0000
0201491149                O                  04/01/35
0

9947249       025/025     F                  233,600.00         ZZ
                          360                233,122.49         1
                          5.8750             1381.83            80
                          5.6250             1381.83
MIRAMAR       FL 33027    1                  03/14/05           00
0143287464                09                 05/01/05           0.0000
0143287464                O                  04/01/35
0

9947269       025/025     F                  340,000.00         ZZ
                          360                339,321.37         3
                          6.0000             2038.47            50
                          5.7500             2038.47
WATERTOWN     MA 02472    2                  03/18/05           00
0143301570                05                 05/01/05           0.0000
0143301570                O                  04/01/35
0

9947285       025/025     F                  228,000.00         ZZ
                          360                227,555.65         1
                          6.1250             1385.35            80
                          5.8750             1385.35
PARKER        CO 80138    2                  03/02/05           00
0143379097                03                 05/01/05           0.0000
0143379097                O                  04/01/35
0

9947403       025/025     F                  51,000.00          ZZ
                          360                50,916.14          1
                          7.0000             339.30             75
                          6.7500             339.30
MACON         GA 31204    2                  03/09/05           00
0143157659                05                 05/01/05           0.0000
0143157659                N                  04/01/35
0

9947437       025/025     F                  76,000.00          ZZ
                          240                75,679.81          1
                          6.2500             555.51             40
                          6.0000             555.51
ZIMMERMAN     MN 55398    2                  03/17/05           00
0143162766                05                 05/01/05           0.0000
0143162766                O                  04/01/25
0

9947441       025/025     F                  76,400.00          ZZ
                          360                76,114.46          1
                          5.8750             451.93             80
                          5.6250             451.93
ALBANY        GA 31707    1                  02/24/05           00
0143163046                05                 04/01/05           0.0000
0143163046                O                  03/01/35
0

9947499       025/025     F                  62,100.00          ZZ
                          360                61,995.34          2
                          6.8750             407.95             90
                          6.6250             407.95
ONEONTA       NY 13820    1                  03/16/05           11
0143168243                05                 05/01/05           25.0000
0143168243                N                  04/01/35
0

9947523       025/025     F                  83,000.00          ZZ
                          360                82,834.33          1
                          6.0000             497.63             90
                          5.7500             497.63
SOCORRO       NM 87801    2                  03/11/05           12
0143183085                05                 05/01/05           25.0000
0143183085                O                  04/01/35
0

9947541       025/025     F                  55,050.00          ZZ
                          360                54,920.37          1
                          7.2500             375.54             95
                          7.0000             375.54
SCOTTSDALE    AZ 85251    1                  03/03/05           11
0143187326                01                 04/01/05           30.0000
0143187326                O                  03/01/35
0

9947575       025/025     F                  76,000.00          ZZ
                          360                75,802.60          1
                          6.7500             492.93             80
                          6.5000             492.93
ORANGE PARK   FL 32073    5                  02/22/05           00
0029102845                05                 04/01/05           0.0000
0029102845                N                  03/01/35
0

9947591       025/025     F                  97,000.00          ZZ
                          360                96,789.59          1
                          6.3750             605.15             59
                          6.1250             605.15
SARASOTA      FL 34235    5                  03/04/05           00
0029579828                01                 05/01/05           0.0000
0029579828                O                  04/01/35
0

9947593       025/025     F                  80,000.00          ZZ
                          360                79,858.45          1
                          6.6250             512.25             62
                          6.3750             512.25
HIALEAH       FL 33016    5                  03/16/05           00
0029657053                03                 05/01/05           0.0000
0029657053                O                  04/01/35
0

9947607       025/025     F                  300,000.00         ZZ
                          360                299,099.57         1
                          6.0000             1798.65            47
                          5.7500             1798.65
PEACHTREE CITYGA 30269    5                  02/22/05           00
0030051395                05                 04/01/05           0.0000
0030051395                O                  03/01/35
0

9947749       T08/G02     F                  296,000.00         ZZ
                          360                295,450.24         1
                          6.3750             1846.65            80
                          6.1250             1846.65
GROVELAND     FL 34736    1                  03/24/05           00
0439350331                05                 05/01/05           0.0000
11042921                  O                  04/01/35
0

9947751       T08/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.7500             518.88             46
                          6.5000             518.88
DAVENPORT     FL 33897    1                  05/12/05           00
0439350315                03                 07/01/05           0.0000
14020791                  O                  06/01/35
0

9947781       T08/G02     F                  354,400.00         ZZ
                          360                354,400.00         1
                          6.7500             2298.63            80
                          6.5000             2298.63
ORLANDO       FL 32820    1                  05/06/05           00
0439350828                03                 07/01/05           0.0000
110111880                 O                  06/01/35
0

9947837       T08/G02     F                  67,200.00          ZZ
                          360                67,200.00          1
                          6.8750             441.46             80
                          6.6250             441.46
AUSTIN        TX 78705    1                  05/02/05           00
0439351032                01                 07/01/05           0.0000
12152311                  N                  06/01/35
0

9947907       T08/G02     F                  62,100.00          ZZ
                          360                62,100.00          1
                          7.8750             450.27             90
                          7.6250             450.27
ST LOUIS      MO 63137    1                  05/12/05           11
0439351222                05                 07/01/05           25.0000
12157302                  N                  06/01/35
0

9949033       Q87/G02     F                  74,750.00          ZZ
                          360                74,679.07          1
                          6.2500             460.25             65
                          6.0000             460.25
ELBERTA       AL 36530    5                  04/28/05           00
0439341561                05                 06/03/05           0.0000
MERU01                    O                  05/03/35
0

9949083       X05/G02     F                  262,434.00         ZZ
                          360                262,434.00         1
                          6.2500             1615.85            80
                          6.0000             1615.85
CAMANO ISLAND WA 98282    1                  05/12/05           00
0439341959                03                 07/01/05           0.0000
09504311                  O                  06/01/35
0

9949223       E22/G02     F                  137,250.00         ZZ
                          360                137,250.00         3
                          6.8750             901.63             90
                          6.6250             901.63
WATERBURY     CT 06708    1                  05/24/05           04
0423937820                05                 07/01/05           25.0000
0423937820                N                  06/01/35
0

9949255       E22/G02     F                  74,000.00          ZZ
                          360                74,000.00          1
                          6.6250             473.83             62
                          6.3750             473.83
SPOKANE VALLEYWA 99216    2                  05/18/05           00
0424021566                05                 07/01/05           0.0000
0424021566                N                  06/01/35
0

9949257       E22/G02     F                  78,000.00          ZZ
                          360                78,000.00          1
                          6.6250             499.44             62
                          6.3750             499.44
SPOKANE VALLEYWA 99212    2                  05/18/05           00
0424021632                05                 07/01/05           0.0000
0424021632                N                  06/01/35
0

9949343       E22/G02     F                  53,500.00          ZZ
                          360                53,500.00          2
                          7.2500             364.96             74
                          7.0000             364.96
ZANESVILLE    OH 43701    2                  05/24/05           00
0424166270                05                 07/01/05           0.0000
0424166270                N                  06/01/35
0

9949515       E22/G02     F                  306,000.00         ZZ
                          360                306,000.00         1
                          6.7500             1984.71            90
                          6.5000             1984.71
DOVER         NJ 08755    5                  05/19/05           01
0424238301                05                 07/01/05           25.0000
0424238301                O                  06/01/35
0

9950133       E22/G02     F                  65,200.00          ZZ
                          360                65,200.00          2
                          6.7500             422.89             80
                          6.5000             422.89
MADISON       AL 35758    1                  05/25/05           00
0423873454                05                 07/01/05           0.0000
0423873454                N                  06/01/35
0

9951211       G34/G02     F                  58,000.00          ZZ
                          360                57,950.06          1
                          6.7500             376.19             54
                          6.5000             376.19
HENDERSON     NV 89015    1                  04/22/05           00
0439374711                01                 06/01/05           0.0000
77521071                  N                  05/01/35
0

9951487       E11/G02     F                  253,500.00         ZZ
                          360                253,500.00         4
                          6.1250             1540.29            65
                          5.8750             1540.29
NEW HOPE      MN 55428    5                  05/23/05           00
0439343641                05                 07/01/05           0.0000
0014001078899             N                  06/01/35
0

9951663       758/G02     F                  292,450.00         ZZ
                          360                292,450.00         1
                          6.7500             1896.83            80
                          6.5000             1896.83
NEW BRAUNFELS TX 78132    1                  05/04/05           00
0439343831                03                 07/01/05           0.0000
1380000891                N                  06/01/35
0

9951691       Z51/E72     F                  359,650.00         ZZ
                          360                358,914.83         1
                          5.8750             2127.47            68
                          5.6250             2127.47
WESTMINSTER   CA 92683    1                  03/15/05           00
360001069                 05                 05/01/05           0.0000
777004193                 O                  04/01/35
0

9951701       Z51/E72     F                  340,000.00         ZZ
                          360                339,271.35         1
                          5.6250             1957.23            80
                          5.3750             1957.23
GARDEN GROVE  CA 92844    1                  03/04/05           00
360001102                 05                 05/01/05           0.0000
777004196                 O                  04/01/35
0

9951709       Z51/E72     F                  76,000.00          ZZ
                          360                75,926.14          1
                          6.1250             461.78             80
                          5.8750             461.78
ROBINSON      IL 62454    2                  04/12/05           00
360001116                 05                 06/01/05           0.0000
777004099                 O                  05/01/35
0

9951711       Z51/E72     F                  288,000.00         ZZ
                          360                287,733.25         1
                          6.3750             1796.75            80
                          6.1250             1796.75
WETHERSFIELD  CT 06109    2                  04/19/05           00
360001166                 05                 06/01/05           0.0000
777004259                 O                  05/01/35
0

9951713       Z51/E72     F                  345,000.00         ZZ
                          360                344,688.12         1
                          6.5000             2180.63            90
                          6.2500             2180.63
MORENO VALLEY CA 92557    2                  04/01/05           10
360001032                 05                 06/01/05           25.0000
777003854                 O                  05/01/35
0

9951717       Z51/E72     F                  303,200.00         ZZ
                          360                302,951.47         1
                          7.0000             2017.20            76
                          6.7500             2017.20
AVENTURA      FL 33140    1                  04/08/05           00
360000972                 06                 06/01/05           0.0000
777003871                 N                  05/01/35
0

9951745       Z51/E72     F                  97,600.00          ZZ
                          360                97,509.60          1
                          6.3750             608.90             80
                          6.1250             608.90
BLAIRSVILLE   GA 30512    5                  04/12/05           00
360001132                 05                 06/01/05           0.0000
777004429                 O                  05/01/35
0

9951755       Z51/E72     F                  347,750.00         T
                          360                347,104.11         1
                          6.3750             2169.51            65
                          6.1250             2169.51
LAKEWOOD      NJ 08701    5                  03/28/05           00
360001172                 05                 05/01/05           0.0000
777004477                 O                  04/01/35
0

9951815       G34/G02     F                  61,000.00          ZZ
                          360                60,947.49          1
                          6.7500             395.64             61
                          6.5000             395.64
HENDERSON     NV 89015    1                  04/22/05           00
0439344623                01                 06/01/05           0.0000
77521083                  N                  05/01/35
0

9952087       A11/G02     F                  311,100.00         ZZ
                          360                310,804.81         1
                          6.2500             1915.50            75
                          6.0000             1915.50
MILFORD       CT 06460    5                  05/02/05           00
0439344250                05                 06/01/05           0.0000
4674963929                O                  05/01/35
0

9952117       A11/G02     F                  77,900.00          ZZ
                          360                77,900.00          1
                          6.5000             492.39             95
                          6.2500             492.39
HATTIESBURG   MS 39401    5                  05/13/05           12
0439346339                05                 07/01/05           30.0000
4674960090                O                  06/01/35
0

9952733       A11/G02     F                  126,000.00         ZZ
                          360                126,000.00         1
                          6.2500             775.81             80
                          6.0000             775.81
AMES          IA 50010    2                  05/16/05           00
0439346792                05                 07/01/05           0.0000
4675081069                O                  06/01/35
0

9952769       A11/G02     F                  72,000.00          ZZ
                          360                72,000.00          1
                          6.7500             467.00             80
                          6.5000             467.00
ALGANAC       MI 48001    5                  05/05/05           00
0439346461                05                 07/01/05           0.0000
1674994719                O                  06/01/35
0

9953509       Q14/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.7500             324.30             64
                          6.5000             324.30
INDEPENDENCE  MO 64055    5                  05/13/05           00
0439353491                05                 07/01/05           0.0000
0526280                   N                  06/01/35
0

9957411       E22/G02     F                  44,924.00          ZZ
                          360                44,924.00          1
                          6.5000             283.95             75
                          6.2500             283.95
NASHVILLE     TN 37209    5                  05/27/05           00
0424109643                05                 07/01/05           0.0000
0424109643                N                  06/01/35
0

9959061       H49/G02     F                  288,000.00         ZZ
                          360                288,000.00         4
                          7.3750             1989.14            90
                          7.1250             1989.14
MERRIVILLE    IN 46410    1                  05/17/05           11
0439349606                05                 07/01/05           25.0000
654294                    N                  06/01/35
0

9959077       H49/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.8750             551.82             80
                          6.6250             551.82
ORLANDO       FL 32810    1                  05/09/05           00
0439372673                03                 07/01/05           0.0000
657505                    N                  06/01/35
0

9959179       H58/G02     F                  235,200.00         ZZ
                          360                235,200.00         1
                          6.1250             1429.10            80
                          5.8750             1429.10
PORTLAND      OR 97206    1                  05/06/05           00
0439363631                05                 07/01/05           0.0000
296974                    O                  06/01/35
0

9959193       H58/G02     F                  60,800.00          ZZ
                          360                60,800.00          1
                          6.8750             399.41             80
                          6.6250             399.41
LAKEVIEW      OR 97630    1                  05/11/05           00
0439355900                05                 07/01/05           0.0000
284949                    N                  06/01/35
0

9959207       H58/G02     F                  243,000.00         ZZ
                          360                243,000.00         1
                          6.2500             1496.19            80
                          6.0000             1496.19
VANCOUVER     WA 98665    1                  05/05/05           00
0439358508                05                 07/01/05           0.0000
301523                    O                  06/01/35
0

9959217       H58/G02     F                  76,400.00          ZZ
                          360                76,400.00          2
                          7.0000             508.29             80
                          6.7500             508.29
ARLINGTON     TX 76012    1                  05/13/05           00
0439358052                05                 07/01/05           0.0000
302198                    N                  06/01/35
0

9959263       H58/G02     F                  260,100.00         ZZ
                          360                260,100.00         1
                          6.0000             1559.43            90
                          5.7500             1559.43
GILBERT       AZ 85296    1                  05/13/05           10
0439358524                03                 07/01/05           25.0000
299098                    O                  06/01/35
0

9959317       H58/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.0000             599.55             32
                          5.7500             599.55
VICTORVILLE   CA 92392    1                  05/11/05           00
0439357914                05                 07/01/05           0.0000
301335                    O                  06/01/35
0

9959319       H58/G02     F                  304,000.00         ZZ
                          360                304,000.00         1
                          6.0000             1822.63            80
                          5.7500             1822.63
RIVERSIDE     CA 92503    5                  05/16/05           00
0439355702                05                 07/01/05           0.0000
300892                    O                  06/01/35
0

9959385       Q14/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.7500             324.30             66
                          6.5000             324.30
INDEPENDENCE  MO 64055    5                  05/13/05           00
0439349135                05                 07/01/05           0.0000
0000526279                N                  06/01/35
0

9959393       U45/G02     F                  90,000.00          ZZ
                          360                90,000.00          2
                          7.2500             613.96             75
                          7.0000             613.96
GRETNA        LA 70053    5                  05/27/05           00
0439348194                05                 07/01/05           0.0000
500000410                 N                  06/01/35
0

9959485       950/G02     F                  300,000.00         ZZ
                          360                299,310.27         4
                          5.2500             1656.61            77
                          5.0000             1656.61
BAKERSFIELD   CA 93305    5                  03/14/05           00
0439356346                05                 05/01/05           0.0000
EW52236                   O                  04/01/35
0

9959691       E22/G02     F                  70,546.00          ZZ
                          360                70,546.00          2
                          6.8750             463.44             90
                          6.6250             463.44
COUNCIL BLUFFSIA 51501    1                  05/31/05           04
0424269777                05                 07/01/05           25.0000
0424269777                N                  06/01/35
0

9959849       E22/G02     F                  246,800.00         ZZ
                          360                246,800.00         1
                          6.1250             1499.58            80
                          5.8750             1499.58
MALDEN        MA 02148    1                  05/31/05           00
0423548551                01                 07/01/05           0.0000
0423548551                O                  06/01/35
0

9959869       E22/G02     F                  64,000.00          ZZ
                          360                64,000.00          1
                          7.5000             447.50             80
                          7.2500             447.50
MESQUITE      TX 75150    1                  05/31/05           00
0423718626                05                 07/01/05           0.0000
0423718626                N                  06/01/35
0

9959933       E22/G02     F                  79,000.00          ZZ
                          360                79,000.00          1
                          6.5000             499.33             72
                          6.2500             499.33
MILLINGTON    TN 38053    2                  05/31/05           00
0423913797                05                 07/01/05           0.0000
0423913797                N                  06/01/35
0

9960079       E22/G02     F                  84,000.00          ZZ
                          360                84,000.00          1
                          6.2500             517.20             80
                          6.0000             517.20
PUEBLO        CO 81003    2                  05/31/05           00
0424379816                05                 07/01/05           0.0000
0424379816                N                  06/01/35
0

9960117       E22/G02     F                  86,400.00          ZZ
                          360                86,400.00          1
                          6.2500             531.98             80
                          6.0000             531.98
OGDEN         UT 84404    2                  05/24/05           00
0423921626                05                 07/01/05           0.0000
0423921626                O                  06/01/35
0

9960165       E22/G02     F                  88,000.00          ZZ
                          360                88,000.00          1
                          6.6250             563.47             80
                          6.3750             563.47
WEST DES MOINEIA 50265    1                  05/31/05           00
0423998996                05                 07/01/05           0.0000
0423998996                N                  06/01/35
0

9960593       E22/G02     F                  212,000.00         ZZ
                          360                212,000.00         1
                          6.2500             1305.32            80
                          6.0000             1305.32
COVINGTON     WA 98042    2                  05/21/05           00
0424243186                03                 07/01/05           0.0000
0424243186                O                  06/01/35
0

9961397       U85/G02     F                  100,000.00         ZZ
                          360                100,000.00         1
                          6.2500             615.72             80
                          6.0000             615.72
RICHMOND      IN 47374    2                  05/25/05           00
0439351560                05                 07/01/05           0.0000
0505011910                O                  06/01/35
0

9961909       U85/G02     F                  75,001.00          ZZ
                          360                75,001.00          1
                          6.5000             474.06             48
                          6.2500             474.06
GREENWOOD     IN 46143    1                  05/27/05           00
0439351503                09                 07/01/05           0.0000
0505011939                O                  06/01/35
0

9962125       A50/G02     F                  68,000.00          ZZ
                          360                68,000.00          1
                          6.8750             446.72             69
                          6.6250             446.72
KINGSLAND     GA 31548    5                  05/25/05           00
0439352121                05                 07/01/05           0.0000
02229227                  N                  06/01/35
0

9962569       E22/G02     F                  276,000.00         ZZ
                          360                276,000.00         1
                          6.2500             1699.38            57
                          6.0000             1699.38
GREENSBORO    MD 21639    2                  05/24/05           00
0424121861                05                 07/01/05           0.0000
0424121861                O                  06/01/35
0

9963027       L21/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.1250             1798.53            80
                          5.8750             1798.53
CITY OF CLIFTONJ 07014    1                  05/23/05           00
0439355025                01                 07/01/05           0.0000
L19499970                 O                  06/01/35
0

9964109       U85/G02     F                  95,950.00          ZZ
                          360                95,950.00          2
                          7.2500             654.55             95
                          7.0000             654.55
MILWAUKEE     WI 53209    5                  05/27/05           48
0439356874                05                 07/01/05           30.0000
0505011942                O                  06/01/35
0

9964147       944/G02     F                  346,400.00         ZZ
                          360                346,400.00         1
                          5.8750             2049.09            80
                          5.6250             2049.09
SANTEE        CA 92071    5                  05/13/05           00
0439355272                05                 07/01/05           0.0000
1001824108                O                  06/01/35
0

9964491       E22/G02     F                  79,650.00          ZZ
                          360                79,650.00          1
                          6.8750             523.24             90
                          6.6250             523.24
SEABROOK      TX 77586    1                  06/01/05           04
0424121440                01                 07/01/05           25.0000
0424121440                N                  06/01/35
0

9964503       E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          1
                          6.8750             367.88             77
                          6.6250             367.88
MIDDLETON     ID 83644    2                  05/24/05           00
0424142180                05                 07/01/05           0.0000
0424142180                N                  06/01/35
0

9964723       E22/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.7500             324.30             100
                          6.5000             324.30
CINCINNATI    OH 45215    1                  06/02/05           04
0424349918                05                 07/01/05           35.0000
0424349918                O                  06/01/35
0

9965003       L49/G02     F                  240,000.00         ZZ
                          360                239,766.73         1
                          6.1250             1458.27            80
                          5.8750             1458.27
RIVERSIDE     CA 92503    1                  04/15/05           00
0439362955                09                 06/01/05           0.0000
10026590                  O                  05/01/35
0

9965421       E82/G02     F                  190,000.00         ZZ
                          360                190,000.00         2
                          6.6250             1216.59            76
                          6.3750             1216.59
PLAINFIELD    NJ 07061    5                  05/18/05           00
0401122403                05                 07/01/05           0.0000
0401122403                N                  06/01/35
0

9965445       Q14/G02     F                  50,000.00          ZZ
                          360                50,000.00          1
                          6.7500             324.30             67
                          6.5000             324.30
INDEPENDENCE  MO 64054    5                  05/18/05           00
0439358789                05                 07/01/05           0.0000
0000526278                N                  06/01/35
0

9965639       S21/G02     F                  72,800.00          ZZ
                          360                72,800.00          1
                          6.5000             460.15             80
                          6.2500             460.15
PLEASANTVILLE NJ 08232    1                  05/31/05           00
0439370164                01                 07/01/05           0.0000
2901108                   N                  06/01/35
0

9966403       E22/G02     F                  80,000.00          ZZ
                          360                80,000.00          1
                          6.3750             499.10             80
                          6.1250             499.10
NEW BOSTON    TX 75570    1                  06/03/05           00
0424052843                05                 07/01/05           0.0000
0424052843                O                  06/01/35
0

9966411       E22/G02     F                  59,600.00          ZZ
                          360                59,600.00          1
                          6.0000             357.33             80
                          5.7500             357.33
SPOKANE       WA 99205    1                  05/26/05           00
0424066223                05                 07/01/05           0.0000
0424066223                O                  06/01/35
0

9968753       E22/G02     F                  74,575.00          ZZ
                          360                74,575.00          1
                          7.2500             508.73             95
                          7.0000             508.73
ELSA          TX 78543    4                  05/31/05           04
0423811579                05                 07/01/05           30.0000
0423811579                O                  06/01/35
0

9968765       E22/G02     F                  83,600.00          ZZ
                          360                83,600.00          1
                          7.0000             556.19             95
                          6.7500             556.19
BAY CITY      MI 48708    5                  05/31/05           01
0423896083                05                 07/01/05           30.0000
0423896083                O                  06/01/35
0

9968911       E22/G02     F                  56,000.00          ZZ
                          360                56,000.00          2
                          7.1250             377.28             80
                          6.8750             377.28
OKLAHOMA CITY OK 73114    2                  06/06/05           00
0424184430                05                 07/01/05           0.0000
0424184430                N                  06/01/35
0

9969765       975/G02     F                  458,000.00         ZZ
                          360                458,000.00         3
                          6.1250             2782.86            61
                          5.8750             2782.86
LOS ANGELES   CA 90006    5                  05/18/05           00
0439374638                05                 07/01/05           0.0000
2051499                   O                  06/01/35
0

9970065       A50/G02     F                  273,000.00         ZZ
                          360                273,000.00         1
                          5.8750             1614.90            78
                          5.6250             1614.90
KINGSLAND     GA 31548    2                  05/31/05           00
0439370172                05                 07/01/05           0.0000
02139533                  O                  06/01/35
0

9971503       E22/G02     F                  75,000.00          ZZ
                          360                75,000.00          1
                          6.2500             461.79             69
                          6.0000             461.79
COVINGTON     GA 30016    2                  06/07/05           00
0424193175                05                 07/01/05           0.0000
0424193175                N                  06/01/35
0

9971593       E22/G02     F                  249,000.00         ZZ
                          360                249,000.00         1
                          6.2500             1533.14            78
                          6.0000             1533.14
RENTON        WA 98059    1                  06/01/05           00
0424292894                05                 07/01/05           0.0000
0424292894                N                  06/01/35
0

9973247       253/253     F                  81,760.00          ZZ
                          360                81,760.00          2
                          6.3750             510.08             80
                          6.1250             510.08
ARLINGTON     TX 76012    1                  05/12/05           00
389679                    05                 07/01/05           0.0000
389679                    N                  06/01/35
0

9973845       G27/G02     F                  296,000.00         ZZ
                          360                296,000.00         1
                          6.0000             1774.67            80
                          5.7500             1774.67
COMPTON       CA 90222    5                  05/24/05           00
0439375676                05                 07/01/05           0.0000
290050109                 O                  06/01/35
0

9978389       W08/G02     F                  318,000.00         ZZ
                          360                318,000.00         1
                          6.3750             1983.91            51
                          6.1250             1983.91
MIAMI         FL 33158    2                  06/03/05           00
0439382805                05                 07/01/05           0.0000
056810M                   O                  06/01/35
0

Total Number of Loans     712

Total Original Balance    105,786,525.00

Total Principal Balance   105,609,168.95

Total Original P+I        662,826.10

Total Current P+I         662,826.10

Fixed Rate Passthru
Loan Number                             Sub Serv Fee
Principal Bal                           Mstr Serv Fee
Curr Note Rate                          Alloc Exp
Net Curr                                Misc Exp
Investor Rate                           Spread
Post Strip Rate                         Strip
9452611                                 0.2500
92270.83                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9585397                                 0.2500
79196.82                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9585401                                 0.2500
159936.37                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9628974                                 0.2500
37267.76                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9633994                                 0.2500
348784.39                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9650062                                 0.2500
128551.94                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9655606                                 0.2500
109140.89                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9656112                                 0.2500
213181.40                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669070                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669076                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669078                                 0.2500
72791.10                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669080                                 0.2500
71893.67                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669084                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669088                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669094                                 0.2500
73987.66                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669098                                 0.2500
63816.87                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669100                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669102                                 0.2500
68004.85                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9669118                                 0.2500
69822.10                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9669162                                 0.2500
251806.92                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9669190                                 0.2500
53863.10                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9669222                                 0.2500
99758.67                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9669274                                 0.2500
88270.11                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9669284                                 0.2500
51674.51                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9669324                                 0.2500
64846.94                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9669404                                 0.8320
226100.79                               0.0800
7.3750                                  0.0000
6.5430                                  0.0000
6.4630
5.5000                                  0.9630

9669416                                 1.2990
42639.82                                0.0800
8.2500                                  0.0000
6.9510                                  0.0000
6.8710
5.5000                                  1.3710

9669418                                 0.9310
293639.20                               0.0800
7.6250                                  0.0000
6.6940                                  0.0000
6.6140
5.5000                                  1.1140

9669436                                 1.5220
79898.74                                0.0800
8.3750                                  0.0000
6.8530                                  0.0000
6.7730
5.5000                                  1.2730

9669440                                 0.7620
347605.23                               0.0800
7.5000                                  0.0000
6.7380                                  0.0000
6.6580
5.5000                                  1.1580

9669454                                 1.2200
42663.36                                0.0800
8.0000                                  0.0000
6.7800                                  0.0000
6.7000
5.5000                                  1.2000

9669612                                 0.2500
273867.96                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9669634                                 0.7620
198143.44                               0.0800
7.5000                                  0.0000
6.7380                                  0.0000
6.6580
5.5000                                  1.1580

9707216                                 0.2500
68918.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9707220                                 0.2500
130524.58                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707226                                 0.2500
129999.19                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707230                                 0.2500
124815.17                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707234                                 0.2500
125173.99                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707238                                 0.2500
84526.63                                0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9707246                                 0.2500
63798.38                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9707250                                 0.2500
134916.99                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9707252                                 0.2500
197345.71                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707266                                 0.2500
204381.37                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707272                                 0.2500
249139.91                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9707278                                 0.2500
179446.74                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707282                                 0.2500
125204.69                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9707292                                 0.2500
86858.51                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9707296                                 0.2500
110060.67                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9707300                                 0.2500
123733.06                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9707306                                 0.2500
76258.10                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9707328                                 0.2500
227317.28                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9721539                                 0.2500
113471.48                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9734154                                 0.2500
243236.32                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734172                                 0.2500
190449.65                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9734176                                 0.7900
268778.32                               0.0800
7.8750                                  0.0000
7.0850                                  0.0000
7.0050
5.5000                                  1.5050

9734178                                 0.2500
53953.50                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734190                                 0.2500
22406.67                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734198                                 0.2500
109810.05                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734216                                 0.2500
67386.25                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734220                                 0.2500
98312.57                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734238                                 0.2500
29206.43                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9734242                                 0.2500
242537.64                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734250                                 0.2500
208842.85                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734252                                 0.7900
218166.44                               0.0800
7.3750                                  0.0000
6.5850                                  0.0000
6.5050
5.5000                                  1.0050

9734258                                 0.2500
271530.30                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734264                                 0.2500
176463.61                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734266                                 0.2500
340631.33                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734294                                 0.2500
219414.55                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9734302                                 0.7900
142557.89                               0.0800
6.8750                                  0.0000
6.0850                                  0.0000
6.0050
5.5000                                  0.5050

9734306                                 0.2500
350332.17                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734312                                 0.2500
87322.58                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734326                                 0.2500
231558.58                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734534                                 0.2500
54897.85                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9734552                                 0.7900
233384.20                               0.0800
7.2500                                  0.0000
6.4600                                  0.0000
6.3800
5.5000                                  0.8800

9734554                                 0.2500
69793.14                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9734568                                 0.2500
247051.30                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734602                                 0.2500
60983.74                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734604                                 0.2500
267011.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734608                                 0.2500
55151.81                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734610                                 0.2500
126933.74                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9734620                                 0.2500
227566.19                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734636                                 0.2500
205726.35                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734644                                 0.2500
115768.46                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9734664                                 0.2500
53105.86                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734676                                 0.2500
243535.74                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734684                                 0.2500
166219.43                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734688                                 0.2500
199694.68                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9734704                                 0.2500
170704.71                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734710                                 0.7900
98666.97                                0.0800
8.0000                                  0.0000
7.2100                                  0.0000
7.1300
5.5000                                  1.6300

9734744                                 0.2500
191634.69                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9734746                                 0.2500
207658.01                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734760                                 0.2500
300492.79                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734778                                 0.2500
73194.91                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9734780                                 0.2500
35700.62                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9734782                                 0.2500
124665.24                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734796                                 0.2500
27959.33                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9734812                                 0.2500
122841.15                               0.0800
8.2500                                  0.0000
8.0000                                  0.0000
7.9200
5.5000                                  2.4200

9734828                                 0.2500
39080.71                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734840                                 0.2500
68098.44                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9734842                                 0.2500
98225.88                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734846                                 0.2500
275419.77                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734850                                 0.2500
69882.02                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9734852                                 0.2500
80374.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9734858                                 0.2500
217205.49                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9734862                                 0.2500
63947.25                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9734918                                 0.2500
27698.71                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9734932                                 0.2500
69679.46                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9734940                                 0.2500
184173.52                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734950                                 0.2500
54902.67                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9734968                                 0.7900
350963.42                               0.0800
7.3750                                  0.0000
6.5850                                  0.0000
6.5050
5.5000                                  1.0050

9734972                                 0.2500
140979.02                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9734998                                 0.2500
236127.88                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9735010                                 0.2500
247630.73                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9740046                                 0.2500
102578.77                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9740050                                 0.2500
102683.40                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9740144                                 0.2500
100767.90                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9743792                                 0.2500
95385.28                                0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9743914                                 0.2500
81324.96                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9743918                                 0.2500
78250.23                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9743924                                 0.2500
102599.65                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9747807                                 0.2500
318958.92                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9751430                                 0.2500
334866.30                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9751436                                 0.2500
108888.87                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751438                                 0.2500
354429.56                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9751440                                 0.2500
81922.19                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751448                                 0.2500
94665.15                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9751450                                 0.2500
51159.05                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9751452                                 0.2500
67944.26                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9751460                                 0.2500
239543.35                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751486                                 0.2500
99900.44                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9751494                                 0.2500
335596.34                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9751512                                 0.2500
204905.39                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9751518                                 0.2500
108888.87                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9751524                                 0.2500
42207.93                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9751532                                 0.2500
239388.60                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9751538                                 0.2500
132867.59                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9751546                                 0.2500
204823.50                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9751582                                 0.2500
279740.66                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9751595                                 0.2500
256956.11                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9778021                                 0.2500
288243.48                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9779438                                 0.2500
196100.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9782162                                 0.2500
70000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9783828                                 0.2500
79122.42                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9783846                                 0.2500
331162.02                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9783848                                 0.2500
74338.87                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9783850                                 0.2500
61440.22                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9783852                                 0.2500
89163.25                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9783854                                 0.2500
61440.22                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9783860                                 0.2500
61440.22                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9783862                                 0.2500
61440.22                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9783864                                 0.2500
61440.22                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9783890                                 0.2500
86570.54                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9783902                                 0.2500
83627.93                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9783918                                 0.2500
258987.53                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9783924                                 0.2500
294170.34                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9783936                                 0.2500
82428.96                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9783972                                 0.2500
265354.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9783982                                 0.2500
99905.11                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9783988                                 0.2500
75539.54                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9784000                                 0.2500
267785.68                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9784020                                 0.2500
56758.27                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9784040                                 0.2500
91278.74                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9784046                                 0.2500
296490.14                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9784064                                 0.2500
79122.41                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9784106                                 0.2500
99902.80                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9784110                                 0.2500
63618.04                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9784130                                 0.2500
267535.88                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9784142                                 0.2500
75135.25                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9784144                                 0.2500
79126.64                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9784154                                 0.2500
329742.56                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9784168                                 0.2500
271748.07                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9784170                                 0.2500
290384.33                               0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9784180                                 0.2500
64145.89                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9785061                                 0.2500
332361.20                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9819081                                 0.2500
94501.60                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9824502                                 0.2500
271950.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9833711                                 0.2500
101311.48                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9843263                                 0.2500
105689.34                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9847095                                 0.2500
289511.34                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9855715                                 0.2500
47344.94                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9856253                                 0.2500
122088.81                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9858303                                 0.2500
95849.77                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9864601                                 0.2500
249147.50                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9867993                                 0.2500
284444.58                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9868351                                 0.2500
87862.28                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9870055                                 0.2500
198415.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9870057                                 0.2500
198415.09                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9873507                                 0.2500
200062.31                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9874565                                 0.2500
49960.02                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9874653                                 0.2500
55099.93                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9875533                                 0.2500
121299.84                               0.0800
6.9900                                  0.0000
6.7400                                  0.0000
6.6600
5.5000                                  1.1600

9876155                                 0.2500
66185.52                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9876163                                 0.2500
50914.07                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9877775                                 0.2500
101883.25                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9877977                                 0.2500
49928.13                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9878647                                 0.2500
200661.30                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9881357                                 0.2500
56051.70                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9881551                                 0.2500
63697.74                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9881977                                 0.2500
63647.73                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9882567                                 0.2500
50360.68                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9882595                                 0.2500
87918.49                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9885349                                 0.2500
67698.74                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9885431                                 0.2500
59948.34                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9886495                                 0.2500
62857.15                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9889197                                 0.2500
48667.86                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9889977                                 0.2500
71936.48                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9891217                                 0.2500
55208.99                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9892013                                 0.2500
81944.86                                0.0800
7.9900                                  0.0000
7.7400                                  0.0000
7.6600
5.5000                                  2.1600

9892405                                 0.2500
51253.98                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9892461                                 0.2500
44964.90                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9892463                                 0.2500
263649.60                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9892699                                 0.2500
58347.20                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9892777                                 0.2500
81932.78                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9893367                                 0.2500
275844.28                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9893521                                 0.2500
203427.80                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9894037                                 0.2500
50356.61                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9894045                                 0.2500
63943.53                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9894205                                 0.2500
59950.82                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9895255                                 0.2500
86926.91                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9895813                                 0.2500
82594.54                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
5.5000                                  2.1700

9898279                                 0.2500
279550.83                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9898293                                 0.2500
215478.10                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898297                                 0.2500
125237.30                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9898299                                 0.2500
259442.78                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9898301                                 0.2500
247539.38                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9898327                                 0.2500
249464.20                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9898343                                 0.2500
202427.40                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9898347                                 0.2500
196796.89                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898349                                 0.2500
23750.38                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898355                                 0.2500
54462.16                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898361                                 0.2500
108162.14                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9898371                                 0.2500
276350.57                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898373                                 0.2500
95808.38                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898375                                 0.2500
74846.68                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898389                                 0.2500
211534.83                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9898391                                 0.2500
175590.32                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898399                                 0.2500
166152.61                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9898413                                 0.2500
358248.56                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9898421                                 0.2500
104683.63                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9898423                                 0.2500
220645.04                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898429                                 0.2500
180871.49                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9898455                                 0.2500
136912.81                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9898457                                 0.2500
229849.21                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9898809                                 0.2500
64944.04                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9898889                                 0.2500
144872.07                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9899151                                 0.2500
198131.32                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9899179                                 0.2500
199796.09                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899187                                 0.2500
247051.30                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899207                                 0.2500
192605.49                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899241                                 0.2500
285455.85                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899257                                 0.2500
44908.02                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899267                                 0.2500
264432.07                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899317                                 0.2500
304975.33                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899445                                 0.2500
164606.25                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899497                                 0.2500
102195.61                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899503                                 0.2500
341988.12                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9899525                                 0.2500
196506.92                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899553                                 0.2500
81536.56                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899569                                 0.2500
122942.11                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899575                                 0.2500
124750.50                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899581                                 0.2500
110891.52                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899585                                 0.2500
235494.22                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899587                                 0.2500
261978.39                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899589                                 0.2500
175631.60                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899607                                 0.2500
128889.89                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899619                                 0.2500
199101.79                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899627                                 0.2500
123725.90                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899651                                 0.2500
200533.53                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9899653                                 0.2500
187641.92                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9899661                                 0.2500
235315.50                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9899663                                 0.2500
219836.57                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9899667                                 0.2500
111340.93                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899677                                 0.2500
201507.25                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899681                                 0.2500
166198.14                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9899683                                 0.2500
134274.95                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899685                                 0.2500
309351.13                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899699                                 0.2500
213208.17                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9899717                                 0.2500
243464.62                               0.0300
5.5000                                  0.0000
5.2500                                  0.0000
5.2200
5.2200                                  0.0000

9899725                                 0.2500
87675.93                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9899759                                 0.2500
274869.11                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899769                                 0.2500
100094.96                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899781                                 0.2500
139706.94                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899793                                 0.2500
224549.89                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899795                                 0.2500
64870.26                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899797                                 0.2500
84830.34                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899807                                 0.2500
271727.39                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9899809                                 0.2500
208373.18                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9899827                                 0.2500
55903.29                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9899829                                 0.2500
99750.13                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9899857                                 0.2500
249476.71                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9899863                                 0.2500
241471.95                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9901835                                 0.2500
66351.94                                0.0800
7.6250                                  0.0000
7.3750                                  0.0000
7.2950
5.5000                                  1.7950

9901889                                 0.2500
28398.67                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9902327                                 0.2500
267250.61                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9902361                                 0.2500
118534.70                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9902393                                 0.2500
214688.90                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9902397                                 0.2500
205578.91                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902417                                 0.2500
67785.98                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902419                                 0.2500
116645.35                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902435                                 0.2500
242814.37                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9902437                                 0.2500
124056.77                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902445                                 0.2500
215534.52                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902453                                 0.2500
181805.43                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9902477                                 0.2500
74850.29                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9902479                                 0.2500
196942.29                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9902483                                 0.2500
134123.82                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9902489                                 0.2500
69845.14                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9902491                                 0.2500
149172.57                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9902501                                 0.2500
185978.79                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9902523                                 0.2500
187615.70                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902525                                 0.2500
135715.34                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9902535                                 0.2500
133015.55                               0.0300
5.3750                                  0.0000
5.1250                                  0.0000
5.0950
5.0950                                  0.0000

9902559                                 0.2500
299133.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9902563                                 0.2500
124762.16                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9902581                                 0.2500
115768.46                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9902595                                 0.2500
165860.99                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9902605                                 0.2500
311362.24                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902707                                 0.2500
104900.37                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9902815                                 0.2500
203699.97                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9902827                                 0.2500
232696.52                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9902829                                 0.2500
95134.48                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9902841                                 0.2500
54950.28                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9904849                                 0.2500
51959.44                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9904851                                 0.2500
53554.97                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9905005                                 0.2500
84721.46                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9905299                                 0.2500
87920.45                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9905813                                 0.2500
63596.52                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9905815                                 0.2500
67380.57                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9905829                                 0.2500
87912.40                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9905835                                 0.2500
88626.94                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9905845                                 0.2500
175833.01                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9905851                                 0.2500
64597.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9905853                                 0.2500
115684.72                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9905921                                 0.2500
357651.62                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9906893                                 0.2500
88917.57                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9906957                                 0.2500
63443.97                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9908305                                 0.2500
197525.57                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9908327                                 0.2500
93511.19                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9908845                                 0.2500
44963.11                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9909597                                 0.2500
53954.64                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9910283                                 0.2500
84417.87                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9911109                                 0.2500
60848.84                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9911171                                 0.2500
49460.42                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9912129                                 0.2500
41965.57                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9912653                                 0.2500
334850.03                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9912685                                 0.2500
87117.26                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9912839                                 0.2500
262756.41                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9913315                                 0.2500
90700.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9913339                                 0.2500
142667.74                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9913723                                 0.2500
91800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9915667                                 0.2500
287643.33                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9916309                                 0.2500
49954.80                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9916405                                 0.2500
62748.52                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9916839                                 0.2500
120876.63                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9917079                                 0.2500
310925.43                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9917259                                 0.2500
97109.98                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9917345                                 0.2500
89417.11                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9917373                                 0.2500
97913.54                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9917447                                 0.2500
97750.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9917565                                 0.2500
59000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9917901                                 0.2500
119886.14                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9917923                                 0.2500
75078.70                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9917941                                 0.2500
275731.74                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9917957                                 0.2500
67937.02                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9917983                                 0.2500
136513.66                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9918259                                 0.2500
57600.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9918263                                 0.2500
54348.38                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9918265                                 0.2500
199827.80                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9918287                                 0.2500
106000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9918309                                 0.2500
56000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9918311                                 0.2500
91200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9918349                                 0.2500
75539.55                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9918949                                 0.2500
37469.26                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9918993                                 0.2500
67050.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9919029                                 0.2500
71000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9919039                                 0.2500
67437.48                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9919041                                 0.2500
65647.46                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9919045                                 0.2500
85200.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9919071                                 0.2500
230990.99                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9919089                                 0.2500
64030.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9919153                                 0.2500
182926.27                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9919165                                 0.2500
163898.26                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9919561                                 0.2500
93661.05                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9919685                                 0.2500
59948.34                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9919693                                 0.2500
25081.60                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9919695                                 0.2500
29199.48                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9920531                                 0.2500
52151.65                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9920539                                 0.2500
179825.05                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9920583                                 0.2500
96000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9920685                                 0.2500
61750.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9920739                                 0.2500
57800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9920779                                 0.2500
302000.00                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9920851                                 0.2500
74920.62                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9920863                                 0.2500
59945.76                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9920871                                 0.2500
61750.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9920907                                 0.2500
50000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9920963                                 0.2500
239250.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9921585                                 0.2500
216587.13                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9922599                                 0.2500
246771.23                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922607                                 0.2500
274239.55                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9922611                                 0.2500
207816.48                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9922621                                 0.2500
359319.47                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9922633                                 0.2500
315692.87                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9922641                                 0.2500
237364.69                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9922643                                 0.2500
237314.73                               0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9922657                                 0.2500
292721.99                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9922669                                 0.2500
289218.63                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9922677                                 0.2500
243690.01                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922687                                 0.2500
217598.27                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922691                                 0.2500
231468.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9922697                                 0.2500
76728.87                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922701                                 0.2500
54950.28                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9922709                                 0.2500
44961.26                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922725                                 0.2500
357676.37                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9922735                                 0.2500
278771.31                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9922739                                 0.2500
71938.01                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922749                                 0.2500
222988.22                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9922755                                 0.2500
74634.10                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9922767                                 0.2500
137855.92                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9922777                                 0.2500
220323.67                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9922789                                 0.2500
349691.20                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9922799                                 0.2500
91920.79                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9922803                                 0.2500
289656.45                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9922823                                 0.2500
215818.53                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9922833                                 0.2500
215790.06                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9922845                                 0.2500
97904.75                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9922855                                 0.2500
206817.37                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9922963                                 0.2500
50000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9922969                                 0.2500
345000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9923063                                 0.2500
236000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9923079                                 0.2500
58447.12                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9923103                                 0.2500
93922.95                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9923177                                 0.2500
80000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9923337                                 0.2500
92000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9923385                                 0.2500
68300.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9923403                                 0.2500
100900.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9923677                                 0.2500
316676.81                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9924119                                 0.2500
85920.35                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9924183                                 0.2500
99911.76                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9924215                                 0.2500
196000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9924507                                 0.2500
101300.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9924629                                 0.2500
58500.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9924691                                 0.2500
250000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925157                                 0.2500
70228.32                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925297                                 0.2500
149707.67                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925305                                 0.2500
78325.61                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925505                                 0.2500
314556.44                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9925507                                 0.2500
220770.43                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9925515                                 0.2500
47599.07                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925527                                 0.2500
75202.38                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925529                                 0.2500
97179.93                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9925539                                 0.2500
210310.10                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9925569                                 0.2500
253974.32                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925587                                 0.2500
72713.99                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925607                                 0.2500
94957.47                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925609                                 0.2500
259952.86                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925637                                 0.2500
69778.02                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925649                                 0.2500
65557.26                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9925713                                 0.8700
220747.00                               0.0800
7.5000                                  0.0000
6.6300                                  0.0000
6.5500
5.5000                                  1.0500

9925719                                 0.2500
89748.58                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9925753                                 0.2500
86698.99                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9925755                                 0.7040
251213.50                               0.0800
7.7500                                  0.0000
7.0460                                  0.0000
6.9660
5.5000                                  1.4660

9925771                                 0.9400
55816.95                                0.0800
7.6250                                  0.0000
6.6850                                  0.0000
6.6050
5.5000                                  1.1050

9925827                                 0.2500
318992.86                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9925847                                 0.2500
179649.21                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925849                                 0.2500
237136.94                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9925867                                 0.7640
93789.38                                0.0800
7.5000                                  0.0000
6.7360                                  0.0000
6.6560
5.5000                                  1.1560

9926117                                 0.2500
315000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9926329                                 0.2500
125500.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9926351                                 0.2500
94000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9926359                                 0.2500
58125.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9926453                                 0.2500
80000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9926525                                 0.2500
63750.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9926533                                 0.2500
82400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9926723                                 0.2500
92000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9926729                                 0.2500
64000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9926915                                 0.2500
204000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9927023                                 0.2500
83680.53                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9928707                                 0.2500
51300.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9928735                                 0.2500
232000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9928751                                 0.2500
231000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9928781                                 0.2500
66800.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9928809                                 0.2500
98000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9928853                                 0.2500
69350.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9928867                                 0.2500
88000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9928869                                 0.2500
52250.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9928915                                 0.2500
72000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9929013                                 0.2500
59700.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9932485                                 0.2500
69600.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9932509                                 0.2500
80000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9932521                                 0.2500
139650.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9932565                                 0.2500
81700.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9932661                                 0.2500
76000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9932697                                 0.2500
101700.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9932745                                 0.2500
101200.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933195                                 0.2500
279853.53                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933223                                 0.2500
237258.66                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933241                                 0.2500
249745.11                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9933245                                 0.2500
89824.61                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933261                                 0.2500
75136.89                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933275                                 0.2500
74938.52                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9933283                                 0.2500
213732.65                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933291                                 0.2500
289797.11                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9933293                                 0.2500
229427.37                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933317                                 0.2500
249751.12                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933357                                 0.2500
91908.41                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933377                                 0.2500
63539.65                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933435                                 0.2500
97867.78                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933439                                 0.2500
66438.40                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933457                                 0.2500
93837.66                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9933473                                 0.2500
454568.27                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933479                                 0.2500
331759.49                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9933493                                 0.2500
342331.54                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933509                                 0.2500
77916.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933535                                 0.2500
92119.20                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933539                                 0.2500
309211.87                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933541                                 0.2500
60536.73                                0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9933549                                 0.2500
100964.10                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9933557                                 0.2500
307222.02                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933567                                 0.2500
228291.35                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933651                                 0.2500
227803.69                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9933653                                 0.2500
100699.65                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933657                                 0.2500
93521.36                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9933659                                 0.2500
255652.80                               0.0300
5.7500                                  0.0000
5.5000                                  0.0000
5.4700
5.4700                                  0.0000

9933705                                 0.2500
269737.58                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933707                                 0.2500
220185.78                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9933715                                 0.2500
359283.32                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9933719                                 0.2500
85431.87                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9933735                                 0.2500
224391.98                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933737                                 0.2500
228388.27                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9933739                                 0.2500
95913.21                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9933795                                 0.2500
300000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9934241                                 0.2500
344656.55                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9934295                                 0.2500
71100.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9934323                                 0.2500
268000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9934329                                 0.2500
56500.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9934423                                 0.2500
60000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9934489                                 0.2500
78500.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9934493                                 0.2500
220000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9934521                                 0.2500
85000.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9934619                                 0.2500
76000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9934681                                 0.2500
199800.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9936609                                 0.2500
68931.18                                0.0800
5.9900                                  0.0000
5.7400                                  0.0000
5.6600
5.5000                                  0.1600

9936965                                 0.2500
131900.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9936979                                 0.2500
48000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9939027                                 0.2500
308000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9939059                                 0.2500
52800.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9939061                                 0.2500
140600.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9939093                                 0.2500
209520.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9939125                                 0.2500
100000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9939211                                 0.2500
254000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9941129                                 0.2500
60000.00                                0.0800
7.0500                                  0.0000
6.8000                                  0.0000
6.7200
5.5000                                  1.2200

9941145                                 0.2500
81000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9941193                                 0.2500
296000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9941201                                 0.2500
107907.01                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9941261                                 0.2500
91808.51                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9941299                                 0.2500
314701.11                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9941563                                 0.2500
97500.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9941637                                 0.2500
73150.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9941775                                 0.2500
69600.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9941787                                 0.2500
95200.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9941825                                 0.2500
260000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9941835                                 0.2500
84000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9941847                                 0.2500
225500.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9942185                                 0.2500
72800.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9942405                                 0.2500
33000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9942413                                 0.2500
57000.00                                0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9942415                                 0.2500
153850.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9942453                                 0.2500
95000.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9942503                                 0.2500
50000.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9942507                                 0.2500
105000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9942527                                 0.2500
93320.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9942565                                 0.2500
78400.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9942639                                 0.2500
244000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9942643                                 0.2500
240000.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9943065                                 0.2500
70000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9943605                                 0.2500
58500.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9943669                                 0.2500
170910.00                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9943793                                 0.2500
83125.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9943795                                 0.2500
30020.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9943971                                 0.2500
64900.00                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9944069                                 0.2500
222300.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9944899                                 0.2500
88000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9944975                                 0.2500
216000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9945017                                 0.2500
157000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9945029                                 0.2500
272175.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9945195                                 0.2500
50400.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9945273                                 0.2500
77600.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9945297                                 0.2500
78000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9946417                                 0.2500
89836.84                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9946445                                 0.2500
89359.94                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9946483                                 0.2500
67888.19                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9946495                                 0.2500
214780.61                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946519                                 0.2500
79865.20                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9946563                                 0.2500
299120.79                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946569                                 0.2500
287434.69                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946571                                 0.2500
318393.06                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946625                                 0.2500
70217.12                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9946651                                 0.2500
101008.02                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946701                                 0.2500
99800.40                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946735                                 0.2500
300384.73                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9946767                                 0.2500
90533.90                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946781                                 0.2500
99805.12                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946827                                 0.2500
318113.77                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946831                                 0.2500
277678.23                               0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9946841                                 0.2500
99004.43                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9946859                                 0.2500
329387.07                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9946883                                 0.2500
51651.55                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9946887                                 0.2500
249501.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946897                                 0.2500
79823.78                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9946909                                 0.2500
94216.04                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946937                                 0.2500
89642.13                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9946965                                 0.2500
84419.69                                0.0800
7.7500                                  0.0000
7.5000                                  0.0000
7.4200
5.5000                                  1.9200

9946971                                 0.2500
96187.58                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9946981                                 0.2500
99572.41                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947017                                 0.2500
75273.36                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947027                                 0.2500
67954.72                                0.0800
8.0000                                  0.0000
7.7500                                  0.0000
7.6700
5.5000                                  2.1700

9947039                                 0.2500
87862.28                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9947043                                 0.2500
90646.08                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947053                                 0.2500
331882.44                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947111                                 0.2500
75848.30                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947173                                 0.2500
97874.53                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947249                                 0.2500
233122.49                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947269                                 0.2500
339321.37                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947285                                 0.2500
227555.65                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9947403                                 0.2500
50916.14                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9947437                                 0.2500
75679.81                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9947441                                 0.2500
76114.46                                0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9947499                                 0.2500
61995.34                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9947523                                 0.2500
82834.33                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947541                                 0.2500
54920.37                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9947575                                 0.2500
75802.60                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9947591                                 0.2500
96789.59                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947593                                 0.2500
79858.45                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9947607                                 0.2500
299099.57                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9947749                                 0.2500
295450.24                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9947751                                 0.2500
80000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9947781                                 0.2500
354400.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9947837                                 0.2500
67200.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9947907                                 0.2500
62100.00                                0.0800
7.8750                                  0.0000
7.6250                                  0.0000
7.5450
5.5000                                  2.0450

9949033                                 0.2500
74679.07                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9949083                                 0.2500
262434.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9949223                                 0.2500
137250.00                               0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9949255                                 0.2500
74000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9949257                                 0.2500
78000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9949343                                 0.2500
53500.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9949515                                 0.2500
306000.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9950133                                 0.2500
65200.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9951211                                 0.2500
57950.06                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9951487                                 0.2500
253500.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9951663                                 0.2500
292450.00                               0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9951691                                 0.2500
358914.83                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9951701                                 0.2500
339271.35                               0.0300
5.6250                                  0.0000
5.3750                                  0.0000
5.3450
5.3450                                  0.0000

9951709                                 0.2500
75926.14                                0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9951711                                 0.2500
287733.25                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9951713                                 0.2500
344688.12                               0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9951717                                 0.2500
302951.47                               0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9951745                                 0.2500
97509.60                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9951755                                 0.2500
347104.11                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9951815                                 0.2500
60947.49                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9952087                                 0.2500
310804.81                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9952117                                 0.2500
77900.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9952733                                 0.2500
126000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9952769                                 0.2500
72000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9953509                                 0.2500
50000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9957411                                 0.2500
44924.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9959061                                 0.2500
288000.00                               0.0800
7.3750                                  0.0000
7.1250                                  0.0000
7.0450
5.5000                                  1.5450

9959077                                 0.2500
84000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9959179                                 0.2500
235200.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959193                                 0.2500
60800.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9959207                                 0.2500
243000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9959217                                 0.2500
76400.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9959263                                 0.2500
260100.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959317                                 0.2500
100000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959319                                 0.2500
304000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9959385                                 0.2500
50000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9959393                                 0.2500
90000.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9959485                                 0.2500
299310.27                               0.0300
5.2500                                  0.0000
5.0000                                  0.0000
4.9700
4.9700                                  0.0000

9959691                                 0.2500
70546.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9959849                                 0.2500
246800.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9959869                                 0.2500
64000.00                                0.0800
7.5000                                  0.0000
7.2500                                  0.0000
7.1700
5.5000                                  1.6700

9959933                                 0.2500
79000.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9960079                                 0.2500
84000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9960117                                 0.2500
86400.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9960165                                 0.2500
88000.00                                0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9960593                                 0.2500
212000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9961397                                 0.2500
100000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9961909                                 0.2500
75001.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9962125                                 0.2500
68000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9962569                                 0.2500
276000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9963027                                 0.2500
296000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9964109                                 0.2500
95950.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9964147                                 0.2500
346400.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9964491                                 0.2500
79650.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9964503                                 0.2500
56000.00                                0.0800
6.8750                                  0.0000
6.6250                                  0.0000
6.5450
5.5000                                  1.0450

9964723                                 0.2500
50000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9965003                                 0.2500
239766.73                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9965421                                 0.2500
190000.00                               0.0800
6.6250                                  0.0000
6.3750                                  0.0000
6.2950
5.5000                                  0.7950

9965445                                 0.2500
50000.00                                0.0800
6.7500                                  0.0000
6.5000                                  0.0000
6.4200
5.5000                                  0.9200

9965639                                 0.2500
72800.00                                0.0800
6.5000                                  0.0000
6.2500                                  0.0000
6.1700
5.5000                                  0.6700

9966403                                 0.2500
80000.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9966411                                 0.2500
59600.00                                0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9968753                                 0.2500
74575.00                                0.0800
7.2500                                  0.0000
7.0000                                  0.0000
6.9200
5.5000                                  1.4200

9968765                                 0.2500
83600.00                                0.0800
7.0000                                  0.0000
6.7500                                  0.0000
6.6700
5.5000                                  1.1700

9968911                                 0.2500
56000.00                                0.0800
7.1250                                  0.0000
6.8750                                  0.0000
6.7950
5.5000                                  1.2950

9969765                                 0.2500
458000.00                               0.0800
6.1250                                  0.0000
5.8750                                  0.0000
5.7950
5.5000                                  0.2950

9970065                                 0.2500
273000.00                               0.0800
5.8750                                  0.0000
5.6250                                  0.0000
5.5450
5.5000                                  0.0450

9971503                                 0.2500
75000.00                                0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9971593                                 0.2500
249000.00                               0.0800
6.2500                                  0.0000
6.0000                                  0.0000
5.9200
5.5000                                  0.4200

9973247                                 0.2500
81760.00                                0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

9973845                                 0.2500
296000.00                               0.0800
6.0000                                  0.0000
5.7500                                  0.0000
5.6700
5.5000                                  0.1700

9978389                                 0.2500
318000.00                               0.0800
6.3750                                  0.0000
6.1250                                  0.0000
6.0450
5.5000                                  0.5450

Total Number of Loans:                  712

Total Original Balance:                 105,786,525.00

Total Principal Balance:                105,609,168.95

Total Original P+I:                     662,826.10

Total Current P+I:                      662,826.10

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
9707238      $84,526.63       5.345%             2.8182%            $2,382.11
9707250      $134,916.99      5.470%             .5455%             $735.91
9707272      $249,139.91      5.470%             .5455%             $1,358.95
9707282      $125,204.69      5.470%             .5455%             $682.93
9707300      $123,733.06      5.345%             2.8182%            $3,487.02
9734610      $126,933.74      5.470%             .5455%             $692.37
9743792      $95,385.28       5.095%             7.3636%            $7,023.83
9751438      $354,429.56      5.470%             .5455%             $1,933.25
9898297      $125,237.30      5.470%             .5455%             $683.11
9898299      $259,442.78      5.345%             2.8182%            $7,311.57
9898327      $249,464.20      5.345%             2.8182%            $7,030.35
9898343      $202,427.40      5.470%             .5455%             $1,104.15
9898361      $108,162.14      5.220%             5.0909%            $5,506.44
9898389      $211,534.83      5.220%             5.0909%            $10,769.05
9898399      $166,152.61      5.345%             2.8182%            $4,682.48
9898413      $358,248.56      5.470%             .5455%             $1,954.08
9898455      $136,912.81      5.470%             .5455%             $746.80
9899267      $264,432.07      5.345%             2.8182%            $7,452.18
9899445      $164,606.25      5.470%             .5455%             $897.85
9899503      $341,988.12      5.095%             7.3636%            $25,182.76
9899569      $122,942.11      5.470%             .5455%             $670.59
9899581      $110,891.52      5.345%             2.8182%            $3,125.12
9899585      $235,494.22      5.345%             2.8182%            $6,636.66
9899589      $175,631.60      5.470%             .5455%             $957.99
9899663      $219,836.57      5.220%             5.0909%            $11,191.68
9899685      $309,351.13      5.470%             .5455%             $1,687.37
9899717      $243,464.62      5.220%             5.0909%            $12,394.56
9899759      $274,869.11      5.470%             .5455%             $1,499.29
9899781      $139,706.94      5.470%             .5455%             $762.04
9899807      $271,727.39      5.345%             2.8182%            $7,657.77
9899857      $249,476.71      5.470%             .5455%             $1,360.78
9902393      $214,688.90      5.345%             2.8182%            $6,050.32
9902417      $67,785.98       5.470%             .5455%             $369.74
9902419      $116,645.35      5.470%             .5455%             $636.25
9902437      $124,056.77      5.470%             .5455%             $676.67
9902453      $181,805.43      5.345%             2.8182%            $5,123.61
9902501      $185,978.79      5.345%             2.8182%            $5,241.22
9902525      $135,715.34      5.470%             .5455%             $740.27
9902535      $133,015.55      5.095%             7.3636%            $9,794.78
9912653      $334,850.03      5.470%             .5455%             $1,826.45
9917983      $136,513.66      5.470%             .5455%             $744.62
9920779      $302,000.00      5.345%             2.8182%            $8,510.91
9922767      $137,855.92      5.470%             .5455%             $751.94
9925529      $97,179.93       5.470%             .5455%             $530.07
9925827      $318,992.86      5.470%             .5455%             $1,739.96
9933291      $289,797.11      5.470%             .5455%             $1,580.71
9933541      $60,536.73       5.470%             .5455%             $330.20
9933659      $255,652.80      5.470%             .5455%             $1,394.47
9951701      $339,271.35      5.345%             2.8182%            $9,561.28
9959485      $299,310.27      4.970%             9.6364%            $28,842.63

                              Schedule of Discount Fractions
Loan Number  Current Balance  Net Mortgage Rate  Discount Fraction  PO Balance
9707208      $132,016.62      5.220%             5.0909%            $6,720.85
9707214      $357,754.43      5.470%             .5455%             $1,951.39
9707232      $186,212.09      5.470%             .5455%             $1,015.70
9707258      $194,931.34      5.220%             5.0909%            $9,923.78
9707268      $113,362.21      5.470%             .5455%             $618.34
9707276      $235,491.31      5.345%             2.8182%            $6,636.57
9707302      $157,980.70      5.345%             2.8182%            $4,452.18
9707314      $127,705.70      4.970%             9.6364%            $12,306.19
9707318      $161,253.65      5.345%             2.8182%            $4,544.42
9707322      $173,676.68      5.470%             .5455%             $947.33
9707326      $123,999.15      5.345%             2.8182%            $3,494.52
9734582      $83,824.16       5.470%             .5455%             $457.22
9734712      $208,562.53      5.470%             .5455%             $1,137.61
9751444      $768,388.27      5.470%             .5455%             $4,191.21
9751614      $499,477.96      5.470%             .5455%             $2,724.43
9763584      $602,023.12      5.470%             .5455%             $3,283.76
9763664      $534,778.28      5.470%             .5455%             $2,916.97
9763838      $947,010.22      5.470%             .5455%             $5,165.51
9783986      $349,975.45      5.345%             2.8182%            $9,862.94
9818717      $397,281.73      5.345%             2.8182%            $11,196.12
9885309      $70,000.00       5.470%             .5455%             $381.82
9898275      $348,000.00      5.470%             .5455%             $1,898.18
9898329      $163,568.69      5.345%             2.8182%            $4,609.66
9898403      $53,600.00       5.345%             2.8182%            $1,510.55
9898425      $329,209.47      5.470%             .5455%             $1,795.69
9899251      $147,500.00      5.310%             3.4582%            $5,100.82
9899261      $513,000.00      5.470%             .5455%             $2,798.18
9899293      $399,162.76      5.470%             .5455%             $2,177.25
9899295      $429,562.00      5.470%             .5455%             $2,343.07
9899329      $265,443.23      5.470%             .5455%             $1,447.87
9899391      $328,000.00      5.470%             .5455%             $1,789.09
9899439      $499,750.00      5.345%             2.8182%            $14,083.86
9899447      $219,571.27      4.935%             10.2764%           $22,563.94
9899507      $211,978.73      5.345%             2.8182%            $5,973.95
9899611      $159,357.08      5.345%             2.8182%            $4,490.97
9899613      $107,352.93      5.345%             2.8182%            $3,025.40
9899737      $160,447.17      5.220%             5.0909%            $8,168.22
9899743      $211,814.42      5.470%             .5455%             $1,155.35
9899761      $215,940.00      5.345%             2.8182%            $6,085.58
9899787      $179,433.47      5.470%             .5455%             $978.73
9899849      $635,760.09      5.470%             .5455%             $3,467.78
9899855      $63,780.27       5.470%             .5455%             $347.89
9899865      $114,452.12      5.345%             2.8182%            $3,225.47
9899877      $218,510.10      5.470%             .5455%             $1,191.87
9902345      $256,760.00      5.470%             .5455%             $1,400.51
9902347      $304,154.02      5.470%             .5455%             $1,659.02
9902357      $287,448.62      5.220%             5.0909%            $14,633.75
9902363      $283,391.34      5.345%             2.8182%            $7,986.48
9902375      $132,000.00      5.470%             .5455%             $720.00
9902381      $261,049.10      5.220%             5.0909%            $13,289.77
9902441      $223,525.41      5.345%             2.8182%            $6,299.35
9902465      $149,977.87      5.345%             2.8182%            $4,226.65
9902485      $268,442.84      5.470%             .5455%             $1,464.23
9902493      $123,740.44      5.470%             .5455%             $674.95
9902543      $110,168.91      5.470%             .5455%             $600.92
9902571      $130,918.80      5.345%             2.8182%            $3,689.53
9902591      $74,106.00       5.470%             .5455%             $404.21
9902609      $272,720.00      5.470%             .5455%             $1,487.56
9905809      $403,578.20      5.470%             .5455%             $2,201.34
9916741      $109,000.00      5.470%             .5455%             $594.55
9916775      $268,400.00      5.470%             .5455%             $1,464.00
9917877      $492,941.30      5.345%             2.8182%            $13,891.98
9918327      $368,876.27      5.470%             .5455%             $2,012.05
9925531      $236,187.35      5.345%             2.8182%            $6,656.19
9925631      $66,689.42       5.470%             .5455%             $363.76
9925633      $263,461.63      5.345%             2.8182%            $7,424.83
9925671      $80,256.60       5.470%             .5455%             $437.76
9925777      $117,229.86      5.470%             .5455%             $639.44
9925795      $165,850.71      5.220%             5.0909%            $8,443.31
9925855      $126,135.42      5.470%             .5455%             $688.01
9933421      $226,390.00      5.470%             .5455%             $1,234.85
9947183      $289,392.99      5.470%             .5455%             $1,578.51
9947283      $255,175.08      5.345%             2.8182%            $7,191.30
9947395      $354,375.00      5.470%             .5455%             $1,932.95
9947501      $98,293.83       5.470%             .5455%             $536.15
9947675      $222,497.52      5.470%             .5455%             $1,213.62
9947873      $93,500.00       5.345%             2.8182%            $2,635.00
9951703      $291,374.21      5.345%             2.8182%            $8,211.46
9965017      $378,000.00      5.470%             .5455%             $2,061.82

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and
        (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv)    the amount of any  Advance by the Master  Servicer  pursuant  to Section
        4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date, in the aggregate and for each Loan Group;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) for both Loan Groups together and for each Loan Group separately, on the basis of the most recent reports furnished to it by Sub-Servicers, (a) the number and aggregate principal balances of Mortgage Loans that are Delinquent (1) 30-59 days, (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure, (b) the number and aggregate principal balances of Reportable Modified Mortgage Loans that are Delinquent (1) 30-59 days,
        (2) 60-89 days and (3) 90 or more days and the number and aggregate principal balance of Reportable Modified Mortgage Loans that are in foreclosure and are REO Property, indicating in each case capitalized Mortgage Loans, other Servicing Modifications and totals, and (c) for all Reportable Modified Mortgage Loans, the number and aggregate Stated Principal Balance of Reportable Modified Mortgage Loans that have been liquidated, the subject of pay-offs and that have been repurchased by the Master Servicer or Seller;

(ix)    for both Loan Groups  together and for each Loan Group  separately,  the
        number,   aggregate   principal  balance  and  book  value  of  any  REO
        Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the amount, if any, required to be paid under the Yield Maintenance Agreement for such Distribution Date and any shortfall in amounts previously required to be paid under the Yield Maintenance Agreement for prior Distribution Dates;

(xii) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xiii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiv) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xvi)   the occurrence of the Credit Support Depletion Date;

(xvii) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xviii) the related Senior Percentage for such Distribution Date;

(xix) for both Loan Groups together and for each Loan Group separately, the aggregate amount of Realized Losses for such Distribution Date;

(xx) for both Loan Groups together and for each Loan Group separately, the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xxi) for both Loan Groups together and for each Loan Group separately, the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

(xxii) for both Loan Groups together and for each Loan Group separately, the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website, and assistance in using the website, can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                      AGREEMENT DATED AS OF August 1, 2004



===============================================================================


                                STANDARD TERMS OF

                         POOLING AND SERVICING AGREEMENT



                           Dated as of August 1, 2004



                        Residential Accredit Loans, Inc.
                       Mortgage Asset-Backed Pass-Through Certificates




===============================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE


                                               -ii-

Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................32

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........33

        Section 2.01. Conveyance of Mortgage Loans.........................................33

        Section 2.02. Acceptance by Trustee................................................39

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................40

        Section 2.04. Representations and Warranties of Sellers............................42

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................44

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................44

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............44

        Section 2.08. Purposes and Powers of the Trust.....................................44

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................45

        Section 3.01. Master Servicer to Act as Servicer...................................45

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........46

        Section 3.03. Successor Subservicers...............................................47

        Section 3.04. Liability of the Master Servicer.....................................48

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................48

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               48

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................49

        Section 3.08. Subservicing Accounts; Servicing Accounts............................51

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................53

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................53


                                        i


        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................55

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................56

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................57

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................59

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................63

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............64

        Section 3.17. Reports to the Trustee and the Company...............................65

        Section 3.18. Annual Statement as to Compliance....................................65

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............66

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............66

        Section 3.21. Administration of Buydown Funds......................................67

        Section 3.22  Advance Facility.....................................................67

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................68

        Section 4.01. Certificate Account..................................................68

        Section 4.02. Distributions........................................................68

        Section 4.03. Statements to Certificateholders; Statements to Rating
               Agencies; Exchange Act Reporting............................................68

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................70

        Section 4.05. Allocation of Realized Losses........................................72

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........72

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................72

        Section 4.08. Surety Bond..........................................................72

Article V         THE CERTIFICATES.........................................................74

        Section 5.01. The Certificates.....................................................74

        Section 5.02. Registration of Transfer and Exchange of Certificates................76

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................81

        Section 5.04. Persons Deemed Owners................................................82

                                        ii


        Section 5.05. Appointment of Paying Agent..........................................82

        Section 5.06. U.S.A. Patriot Act Compliance........................................82

Article VI        THE COMPANY AND THE MASTER SERVICER......................................83

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........83

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............83

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               84

        Section 6.04. Company and Master Servicer Not to Resign............................85

Article VII       DEFAULT..................................................................86

        Section 7.01. Events of Default....................................................86

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................88

        Section 7.03. Notification to Certificateholders...................................89

        Section 7.04. Waiver of Events of Default..........................................89

Article VIII      CONCERNING THE TRUSTEE...................................................90

        Section 8.01. Duties of Trustee....................................................90

        Section 8.02. Certain Matters Affecting the Trustee................................91

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................93

        Section 8.04. Trustee May Own Certificates.........................................93

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................93

        Section 8.06. Eligibility Requirements for Trustee.................................94

        Section 8.07. Resignation and Removal of the Trustee...............................95

        Section 8.08. Successor Trustee....................................................95

        Section 8.09. Merger or Consolidation of Trustee...................................96

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................96

        Section 8.11. Appointment of Custodians............................................97

        Section 8.12. Appointment of Office or Agency......................................98

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................99

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................99


                                        iii

        Section 9.02. Additional Termination Requirements.................................102

        Section 9.03. Termination of Multiple REMICs......................................103

Article X         REMIC PROVISIONS........................................................104

        Section 10.01.REMIC Administration................................................104

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....107

        Section 10.03.Designation of REMIC(s).............................................108

Article XI        MISCELLANEOUS PROVISIONS................................................109

        Section 11.01.Amendment...........................................................109

        Section 11.02.Recordation of Agreement; Counterparts..............................111

        Section 11.03.Limitation on Rights of Certificateholders..........................112

        Section 11.04.Governing Law.......................................................112

        Section 11.05.Notices.............................................................113

        Section 11.06.Required Notices to Rating Agency and Subservicer...................114

        Section 11.07.Severability of Provisions..........................................114

        Section 11.08.Supplemental Provisions for Resecuritization........................114

        Section 11.09.Allocation of Voting Rights.........................................114

        Section 11.10.No Petition.........................................................114

                                        iv



                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form
Exhibit O:            Form of Form 10-K Certification
Exhibit P:            Form of Back-Up Certification to Form 10-K Certificate
Exhibit Q:            Information to be Provided by the Master Servicer to the Rating
                      Agencies Relating to Reportable Modified Mortgage Loans


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property and (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Servicemembers Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

        Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

        Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

        Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Advance Facility: As defined in Section 3.22.

        Advance Facility Notice: As defined in Section 3.22.

        Advance Facility Trustee: As defined in Section 3.22.

        Advancing Person: As defined in Section 3.22.

        Advance Reimbursement Amounts: As defined in Section 3.22.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Subsequent Recoveries, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date, including any Subsequent Recoveries, and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date,
(iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.
        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Capitalization Reimbursement Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, during the prior calendar month and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date pursuant to
Section 3.10(a)(vii), plus the Capitalization Reimbursement Shortfall Amount remaining unreimbursed from any prior Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

        Capitalization Reimbursement Shortfall Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the amount, if any, by which the amount of Advances or Servicing Advances that were added to the Stated Principal Balance of all Mortgage Loans (or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group) during the preceding calendar month exceeds the amount of principal payments on the Mortgage Loans included in the Available Distribution Amount (or, if the Mortgage Pool is comprised of two or more Loan Groups, Available Distribution Amount for the related Loan Group) for that Distribution Date.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance

Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

         (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate pursuant to Section 4.02, plus

        (iii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iv) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of each Certificate of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be further reduced by an amount equal to the Percentage Interest represented by such Certificate multiplied by the excess, if any, of (A) the then aggregate Certificate Principal Balance of all Classes of Certificates then outstanding over (B) the then aggregate Stated Principal Balance of the Mortgage Loans.

        Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

        Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan, any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, the excess of the amount described in clause (C)(1) of the definition of Class A-P Principal Distribution Amount (for the related Loan Group, if applicable) over the amount described in clause (C)(2) of such definition.

        Class A-P Principal Distribution Amount: With respect to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to the aggregate of:

               (A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

               (B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments, Subsequent Recoveries and repurchases (including deemed repurchases under Section 3.07(b)) of such Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

               (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan (or, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Discount Mortgage Loan in the related Loan Group) that occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b)) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

               (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

               (E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the related Loan Group, if applicable, and the amount of any Class A-P Collection Shortfalls (for the related Loan Group, if applicable) remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; minus

               (F) the related Discount Fraction of the portion of the Capitalization Reimbursement Amount (for the related Loan Group, if applicable) for such Distribution Date, if any, related to each Discount Mortgage Loan (in the related Loan Group, if applicable).

        Notwithstanding the foregoing, with respect to any Distribution Date on and after the Credit Support Depletion Date, the Class A-P Principal Distribution Amount (for a Loan Group, if applicable) shall equal the excess of
(i) the sum of (a) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan (in the related Loan Group, if applicable) received or advanced prior to the related Determination Date and not previously distributed minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount and (b) the related Discount Fraction of the aggregate amount of unscheduled collections described in clauses (B) and (C) above over (ii) the amount calculated pursuant to clause (F) above.

        Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986, as amended.

        Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Commission:  The Securities and Exchange Commission.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in

Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        Compliance With Laws Representation: The following representation and warranty (or any representation and warranty that is substantially similar) made by Residential Funding in Section 4 of Assignment Agreement: "Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws".

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

        Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

        Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Repository: Equifax, Transunion and Experian, or their successors in interest.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

        Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto (or due during the month of the Cut-off Date), whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate: Any Certificate other than a Book-Entry Certificate.

        Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on.

The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

        Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

        Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

        Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

        Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

        Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to clause (E) of the definition of Class A-P Principal Distribution Amount. With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Exchange Act:  The Securities and Exchange Act of 1934, as amended.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

        Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

        FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch Ratings or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Fraud Losses: Realized Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Initial Subordinate Class Percentage: As defined in the Series
Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

        Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

        Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

        Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with a Certificate Principal Balance greater than zero, with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

        MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R) System: The system of recording transfers of Mortgages electronically maintained by MERS.

        MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

        Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

        Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

        Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

        Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer or Subservicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. To the extent that any Mortgagor is not obligated under the related Mortgage documents to pay or reimburse any portion of any Servicing Advances that are outstanding with respect to the related Mortgage Loan as a result of a modification of such Mortgage Loan by the Master Servicer, which forgives amounts which the Master Servicer or Subservicer had previously advanced, and the Master Servicer determines that no other source of payment or reimbursement for such advances is available to it, such Servicing Advances shall be deemed to be Nonrecoverable Advances. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

        Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

        Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured short-term debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the short-term debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term debt obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder and have been rated by each Rating Agency in its highest short-term rating available (in the case of Standard & Poor's such rating shall be either AAAm or AAAm-G), including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to any Certificate Policy (as defined in the Series Supplement) in the case of Insured Certificates (as defined in the Series Supplement) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term rating category available shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term rating category available obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-+ by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

        Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

        Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.
        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

        Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

        Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

        Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

        (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to

                Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances, Servicing Advances or other expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) (1) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced or (2) the sum of any other amounts owing under the Mortgage Loan that were forgiven and that constitute Servicing Advances that are reimbursable to the Master Servicer or a Subservicer, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

To the extent the Master Servicer receives Subsequent Recoveries with respect to any Mortgage Loan, the amount of the Realized Loss with respect to that Mortgage Loan will be reduced to the extent such recoveries are applied to reduce the Certificate Principal Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

        Regular Certificate: Any of the Certificates other than a Class R Certificate.

        Reimbursement Amounts: As defined in Section 3.22.

        REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.
        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable Modified Mortgage Loan: Any Mortgage Loan that (i) has been subject to an interest rate reduction, (ii) has been subject to a term extension or (iii) has had amounts owing on such Mortgage Loan capitalized by adding such amount to the Stated Principal Balance of such Mortgage Loan; provided, however, that a Mortgage Loan modified in accordance with clause (i) above for a temporary period shall not be a Reportable Modified Mortgage Loan if such Mortgage Loan has not been delinquent in payments of principal and interest for six months since the date of such modification if that interest rate reduction is not made permanent thereafter.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

        Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer with particular responsibility for this transaction, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

        Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

        Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group (excluding the Discount Fraction of the Discount Mortgage Loans in such Loan Group) exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior Support Certificate: A Senior Certificate that provides additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

        Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

        Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer or a Subservicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property, (iv) any mitigation procedures implemented in accordance with Section 3.07, and (v) compliance with the obligations under Sections 3.01, 3.08, 3.11, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Advance Reimbursement Amounts: As defined in Section 3.22.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, and any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, in each case pursuant to a modification of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable in accordance with Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

        Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, as of any Distribution Date, (i) the sum of (a) the Cut-off Date Principal Balance of the Mortgage Loan plus (b) any amount by which the Stated Principal Balance of the Mortgage Loan has been increased pursuant to a Servicing Modification, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending with the Due Period related to the previous Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with
Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the

Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

        Subsequent Recoveries: As of any Distribution Date, amounts received by the Master Servicer (net of any related expenses permitted to be reimbursed pursuant to Section 3.10) or surplus amounts held by the Master Servicer to cover estimated expenses (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04) specifically related to a Mortgage Loan that was the subject of a Cash Liquidation or an REO Disposition prior to the related Prepayment Period that resulted in a Realized Loss.

        Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

        Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset

Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

        Successor Master Servicer: As defined in Section 3.22.

        Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

        Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

        U.S.A. Patriot Act: Uniting and Strengthening America by Providing Appropriate Tools to Intercept and Obstruct Terrorism Act of 2001, as amended.

        Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee for the benefit of the Certificateholders without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any for the benefit of the Holders of the Insured Certificates (as defined in the Series Supplement).

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse in blank or to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

        (c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii),
(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

        The parties hereto agree that it is not intended that any Mortgage Loan be included in the Trust Fund that is either (i) a "High-Cost Home Loan" as defined in the New Jersey Home Ownership Act effective November 27, 2003 or (ii) a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004.

        (d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such

Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections 2.01(b)(I)(ii), (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


        (e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

        (f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313, 9-314 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform

Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of type or jurisdiction of organization of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

        (g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

        (h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master

Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the

Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. If a breach of the Compliance With Laws Representation has given rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to Section 4 of the Assignment Agreement, then the Master Servicer shall request that Residential Funding pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee or the Custodian for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by

Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in
Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing and to make any additional payments required under the Assignment Agreement in connection with a breach of the Compliance With Laws Representation shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05. Execution and Authentication of Certificates/Issuance of Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b) to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal

Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached hereto as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders. The Program Guide and any other Subservicing Agreement entered into between the Master Servicer and any Subservicer shall require the Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor

Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Notwithstanding anything in this Section to the contrary, the Master Servicer shall not enforce any prepayment charge to the extent that such enforcement would violate any applicable law. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), capitalize any amounts owing on the Mortgage Loan by adding such amount to the outstanding principal balance of the Mortgage Loan, or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; provided, further, that (1) no such modification shall reduce the interest rate on a Mortgage Loan below one-half of the Mortgage Rate as in effect on the Cut-off Date, but not less than the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues plus the rate at which the premium paid to the Certificate Insurer, if any, accrues, (2) the final maturity date for any Mortgage Loan shall not be extended beyond the Maturity Date, (3) the Stated Principal Balance of all Reportable Modified Mortgage Loans subject to Servicing Modifications (measured at the time of the Servicing Modification and after giving effect to any

        Servicing Modification) can be no more than five percent of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, unless such limit is increased from time to time with the consent of the Rating Agencies and the Certificate Insurer, if any. In addition, any amounts owing on a Mortgage Loan added to the outstanding principal balance of such Mortgage Loan must be fully amortized over the remaining term of such Mortgage Loan, and such amounts may be added to the outstanding principal balance of a Mortgage Loan only once during the life of such Mortgage Loan. Also, the addition of such amounts described in the preceding sentence shall be implemented in accordance with the Program Guide and may be implemented only by Subservicers that have been approved by the Master Servicer for such purpose. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii) Insurance Proceeds, Subsequent Recoveries and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 (including amounts received from Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii) Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii)  Any amounts received by the Master Servicer in respect of Pledged
        Assets.

        The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

        (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

        (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

        (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

        (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any

Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

        (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed Advances, Servicing Advances or other expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04
        or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on the related Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections
        3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, and any Advance or Servicing Advance made in connection with a modified Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance or Servicing Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b)     Since, in connection with withdrawals pursuant to clauses (ii), (iii),
        (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance relating to an Advance pursuant to Section
        4.04 on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such Advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

        (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

        (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

        (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the

Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

        (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this
Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                  Modification Agreements; Certain Assignments.

(a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the Master Servicer shall not be deemed to be in default under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in the imposition of any tax on "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

        (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with
Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and (ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

        (b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

        (c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

        (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

        (e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

        (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

        (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage

Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

        (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

        (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

        (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder

(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any co-trustee (as provided in Section 8.05) and the fees and expense of any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

        (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

        (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.
        The Master Servicer will deliver to the Company and the Trustee on or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date or (b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before the earlier of (a) March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, or
(b) with respect to any calendar year during which the Company's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the date on which the annual report is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

        (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

        (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

Section 3.22.  Advance Facility

        (a) The Master Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an "Advance Facility") under which (1) the Master Servicer sells, assigns or pledges to another Person (an "Advancing Person") the Master Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances and/or (2) an Advancing Person agrees to fund some or all Advances and/or Servicing Advances required to be made by the Master Servicer pursuant to this Agreement. No consent of the Depositor, the Trustee, the Certificateholders or any other party shall be required before the Master Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund Advances and/or Servicing Advances on the Master Servicer's behalf, the Master Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement. If the Master Servicer enters into an Advance Facility, and for so long as an Advancing Person remains entitled to receive reimbursement for any Advances including Nonrecoverable

Advances ("Advance Reimbursement Amounts") and/or Servicing Advances including Nonrecoverable Advances ("Servicing Advance Reimbursement Amounts" and together with Advance Reimbursement Amounts, "Reimbursement Amounts") (in each case to the extent such type of Reimbursement Amount is included in the Advance Facility), as applicable, pursuant to this Agreement, then the Master Servicer shall identify such Reimbursement Amounts consistent with the reimbursement rights set forth in Section 3.10(a)(ii) and (vii) and remit such Reimbursement Amounts in accordance with this Section 3.22 or otherwise in accordance with the documentation establishing the Advance Facility to such Advancing Person or to a trustee, agent or custodian (an "Advance Facility Trustee") designated by such Advancing Person in an Advance Facility Notice described below in Section 3.22(b). Notwithstanding the foregoing, if so required pursuant to the terms of the Advance Facility, the Master Servicer may direct, and if so directed in writing the Trustee is hereby authorized to and shall pay to the Advance Facility Trustee the Reimbursement Amounts identified pursuant to the preceding sentence. An Advancing Person whose obligations hereunder are limited to the funding of Advances and/or Servicing Advances shall not be required to meet the qualifications of a Master Servicer or a Subservicer pursuant to Section 3.02(a) or 6.02(c) hereof and shall not be deemed to be a Subservicer under this Agreement. Notwithstanding anything to the contrary herein, in no event shall Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts be included in the Available Distribution Amount or distributed to Certificateholders.

        (b) If the Master Servicer enters into an Advance Facility and makes the election set forth in Section 3.22(a), the Master Servicer and the related Advancing Person shall deliver to the Certificate Insurer and the Trustee a written notice and payment instruction (an "Advance Facility Notice"), providing the Trustee with written payment instructions as to where to remit Advance Reimbursement Amounts and/or Servicing Advance Reimbursement Amounts (each to the extent such type of Reimbursement Amount is included within the Advance Facility) on subsequent Distribution Dates. The payment instruction shall require the applicable Reimbursement Amounts to be distributed to the Advancing Person or to an Advance Facility Trustee designated in the Advance Facility Notice. An Advance Facility Notice may only be terminated by the joint written direction of the Master Servicer and the related Advancing Person (and any related Advance Facility Trustee). The Master Servicer shall provide the Certificate Insurer, if any, with notice of any termination of any Advance Facility pursuant to this Section 3.22(b).

        (c) Reimbursement Amounts shall consist solely of amounts in respect of Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Master Servicer would be permitted to reimburse itself in accordance with Section 3.10(a)(ii) and (vii) hereof, assuming the Master Servicer or the Advancing Person had made the related Advance(s) and/or Servicing Advance(s). Notwithstanding the foregoing, except with respect to reimbursement of Nonrecoverable Advances as set forth in Section 3.10(c) of this Agreement, no Person shall be entitled to reimbursement from funds held in the Collection Account for future distribution to Certificateholders pursuant to this Agreement. Neither the Depositor nor the Trustee shall have any duty or liability with respect to the calculation of any Reimbursement Amount, nor shall the Depositor or the Trustee have any responsibility to track or monitor the administration of the Advance Facility or have any responsibility to track,

Person or Advance Facility Trustee; provided, however, the Trustee shall maintain records with respect to the payment of such Reimbursement Amounts as it does with respect to other distributions made pursuant to this Agreement. The Master Servicer shall maintain and provide to any Successor Master Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, sold, pledged or assigned to, and reimbursed to any Advancing Person. The Successor Master Servicer shall be entitled to rely on any such information provided by the Master Servicer and the Successor Master Servicer shall not be liable for any errors in such information.

        (d) Upon the direction of and at the expense of the Master Servicer, the Trustee agrees to execute such acknowledgments reasonably satisfactory to the Trustee provided by the Master Servicer recognizing the interests of any Advancing Person or Advance Facility Trustee in such Reimbursement Amounts as the Master Servicer may cause to be made subject to Advance Facilities pursuant to this Section 3.22.

(e) Reimbursement Amounts collected with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" ("FIFO") basis, subject to the qualifications set forth below:

               (i) Any successor Master Servicer to Residential Funding (a "Successor Master Servicer") and the Advancing Person or Advance Facility Trustee shall be required to apply all amounts available in accordance with this Section 3.22(e) to the reimbursement of Advances and Servicing Advances in the manner provided for herein; provided, however, that after the succession of a Successor Master Servicer, (A) to the extent that any Advances or Servicing Advances with respect to any particular Mortgage Loan are reimbursed from payments or recoveries, if any, from the related Mortgagor, and Liquidation Proceeds or Insurance Proceeds, if any, with respect to that Mortgage Loan, reimbursement shall be made, first, to the Advancing Person or Advance Facility Trustee in respect of Advances and/or Servicing Advances related to that Mortgage Loan to the extent of the interest of the Advancing Person or Advance Facility Trustee in such Advances and/or Servicing Advances, second to the Master Servicer in respect of Advances and/or Servicing Advances related to that Mortgage Loan in excess of those in which the Advancing Person or Advance Facility Trustee Person has an interest, and third, to the Successor Master Servicer in respect of any other Advances and/or Servicing Advances related to that Mortgage Loan, from such sources as and when collected, and (B) reimbursements of Advances and Servicing Advances that are Nonrecoverable Advances shall be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and any such Successor Master Servicer, on the other hand, on the basis of the respective aggregate outstanding unreimbursed Advances and Servicing Advances that are Nonrecoverable Advances owed to the Advancing Person, Advance Facility Trustee or Master Servicer pursuant to this Agreement, on the one hand, and any such Successor Master Servicer, on the other hand, and without regard to the date on which any such Advances or Servicing Advances shall have been made. In the event that, as a result of the FIFO allocation made pursuant to this
        Section 3.22(e), some or all of a Reimbursement Amount paid to the Advancing Person or Advance Facility Trustee relates to Advances or Servicing Advances that were made by a Person other than Residential Funding or the Advancing Person or Advance Facility Trustee, then the Advancing Person or Advance Facility Trustee shall be required to remit any portion of such Reimbursement Amount to the Person entitled to such portion of such Reimbursement Amount. Without limiting the generality of the foregoing, Residential Funding shall remain entitled to be reimbursed by the Advancing Person or Advance Facility Trustee for all Advances and Servicing Advances funded by Residential Funding to the extent the related Reimbursement Amount(s) have not been assigned or pledged to an Advancing Person or Advance Facility Trustee. The documentation establishing any Advance Facility shall require Residential Funding to provide to the related Advancing Person or Advance Facility Trustee loan by loan information with respect to each Reimbursement Amount distributed to such Advancing Person or Advance Facility Trustee on each date of remittance thereof to such Advancing Person or Advance Facility Trustee, to enable the Advancing Person or Advance Facility Trustee to make the FIFO allocation of each Reimbursement Amount with respect to each Mortgage Loan.

               (ii) By way of illustration, and not by way of limiting the generality of the foregoing, if the Master Servicer resigns or is terminated at a time when the Master Servicer is a party to an Advance Facility, and is replaced by a Successor Master Servicer, and the Successor Master Servicer directly funds Advances or Servicing Advances with respect to a Mortgage Loan and does not assign or pledge the related Reimbursement Amounts to the related Advancing Person or Advance Facility Trustee, then all payments and recoveries received from the related Mortgagor or received in the form of Liquidation Proceeds with respect to such Mortgage Loan (including Insurance Proceeds collected in connection with a liquidation of such Mortgage Loan) will be allocated first to the Advancing Person or Advance Facility Trustee until the related Reimbursement Amounts attributable to such Mortgage Loan that are owed to the Master Servicer and the Advancing Person, which were made prior to any Advances or Servicing Advances made by the Successor Master Servicer, have been reimbursed in full, at which point the Successor Master Servicer shall be entitled to retain all related Reimbursement Amounts subsequently collected with respect to that Mortgage Loan pursuant to Section 3.10 of this Agreement. To the extent that the Advances or Servicing Advances are Nonrecoverable Advances to be reimbursed on an aggregate basis pursuant to Section 3.10 of this Agreement, the reimbursement paid in this manner will be made pro rata to the Advancing Person or Advance Facility Trustee, on the one hand, and the Successor Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f) The Master Servicer shall remain entitled to be reimbursed for all Advances and Servicing Advances funded by the Master Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g) Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor master servicer, may be entered into by the Trustee, the Certificate Insurer, Depositor and the Master Servicer without the consent of any Certificateholder, with written confirmation from each Rating Agency that the amendment will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates, notwithstanding anything to the contrary in
Section 11.01 of or elsewhere in this Agreement.

        (h) Any rights of set-off that the Trust Fund, the Trustee, the Depositor, any Successor Master Servicer or any other Person might otherwise have against the Master Servicer under this Agreement shall not attach to any rights to be reimbursed for Advances or Servicing Advances that have been sold, transferred, pledged, conveyed or assigned to any Advancing Person.

        (i) At any time when an Advancing Person shall have ceased funding Advances and/or Servicing Advances (as the case may be) and the Advancing Person or related Advance Facility Trustee shall have received Reimbursement Amounts sufficient in the aggregate to reimburse all Advances and/or Servicing Advances (as the case may be) the right to reimbursement for which were assigned to the Advancing Person, then upon the delivery of a written notice signed by the Advancing Person and the Master Servicer or its successor or assign) to the Trustee terminating the Advance Facility Notice (the "Notice of Facility Termination"), the Master Servicer or its Successor Master Servicer shall again be entitled to withdraw and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j) After delivery of any Advance Facility Notice, and until any such Advance Facility Notice has been terminated by a Notice of Facility Termination, this Section 3.22 may not be amended or otherwise modified without the prior written consent of the related Advancing Person.

ARTICLE IV


                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

        (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

        (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement. The Trustee or its Affiliates are permitted to receive compensation that could be deemed to be in the Trustee's economic self-interest for (i) serving as investment adviser (with respect to investments made through its Affiliates), administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03. Statements to Certificateholders; Statements to Rating Agencies; Exchange Act Reporting.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master

Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer. Also, at the request of a Rating Agency, the Master Servicer shall provide the information relating to the Reportable Modified Mortgage Loans substantially in the form attached hereto as Exhibit Q to such Rating Agency within a reasonable period of time; provided, however, that the Master Servicer shall not be required to provide such information more than four times in a calendar year to any Rating Agency.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and
(ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

               (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               (e) The Master Servicer shall, on behalf of the Depositor and in respect of the Trust Fund, sign and cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. In connection with the preparation and filing of such periodic reports, the Trustee shall timely provide to the Master Servicer (I) a list of Certificateholders as shown on the Certificate Register as of the end of each calendar year, (II) copies of all pleadings, other legal process and any other documents relating to any claims, charges or complaints involving the Trustee, as trustee hereunder, or the Trust Fund that are received by the Trustee, (III) notice of all matters that, to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the Certificateholders, other than those matters that have been submitted to a vote of the Certificateholders at the request of the Depositor or the Master Servicer, and (IV) notice of any failure of the Trustee to make any distribution to the Certificateholders as required pursuant to the Series Supplement. Neither the Master Servicer nor the Trustee shall have any liability with respect to the Master Servicer's failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from the Master Servicer's own negligence or willful misconduct. Any Form 10-K filed with the Commission in connection with this Section 4.03(e) shall include a certification, signed by the senior officer in charge of the servicing functions of the Master Servicer, in the form attached as Exhibit O hereto or such other form as may be required or permitted by the Commission (the "Form 10-K Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission. In connection with the Form 10-K Certification, the Trustee shall provide the Master Servicer with a back-up certification substantially in the form attached hereto as Exhibit P. This Section 4.03(e) may be amended in accordance with this Agreement without the consent of the Certificateholders.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with
Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

        As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

        (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

        (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.

        (c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

        (a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

        (b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. In addition, if an Event of Default has occurred and is continuing, each Certificate Owner materially adversely affected thereby may at its option request a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in the related Class of Certificates. In order to make such a request, such Certificate Owner shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Certificate Registrar to exchange or cause the exchange of the Certificate Owner's interest in such Class of Certificates for an equivalent Percentage Interest in fully registered definitive form. Upon receipt by the Certificate Registrar of instructions from the Depository directing the Certificate Registrar to effect such exchange (such instructions shall contain information regarding the Class of Certificates and the Certificate Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Certificate, and any other information reasonably required by the Certificate Registrar), (i) the Certificate Registrar shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Certificate Principal Balance of the Definitive Certificate, (ii) the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Certificate evidencing such Certificate Owner's Percentage Interest in such Class of Certificates and (iii) the Trustee shall execute and the Certificate Registrar shall authenticate a new Book-Entry Certificate reflecting the reduction in the aggregate Certificate Principal Balance of such Class of Certificates by the Certificate Principal Balance of the Definitive Certificate.

        Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of any instructions required under Section
5.01 and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

        (c) If the Class A-V Certificates are Definitive Certificates, from time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached to this Agreement as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fifteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58, 65
               Fed. Reg. 67765 (November 13, 2000), and PTE 2002-41, 67 Fed.
               Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported Certificate Owner whose acquisition or
               holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and
     (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

          (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

          (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

          (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations
     Section   1.67-3T(a)(2)(i)(A)   immediately  upon  acquiring  an  Ownership
     Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

     (ii) The Trustee shall register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

     (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer.

     Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, shall be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

     (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

     (v) The  provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

          (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

          (B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

          (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be distributed to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

Section 5.06.  U.S.A. Patriot Act Compliance.

        In order for it to comply with its duties under the U.S.A. Patriot Act, the Trustee shall obtain and verify certain information from the other parties hereto, including but not limited to such parties' name, address and other identifying information.

ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section  6.02.  Merger  or  Consolidation  of the  Company  or  the  Master
          Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

        (a) The Company and the Master Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and shall each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

        (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

        (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) the Master Servicer shall fail to deposit or cause to be deposited into the Certificate Account any amounts required to be so deposited therein at the time required pursuant to Section 4.01 or otherwise or the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in each case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

        (a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by
Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this
Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

        (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

        (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

        (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

        (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or
        (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to
        Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of this paragraph, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

        (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

        (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

        (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

Section 8.08.  Successor Trustee.

        (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

        (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

        (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

        (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

        (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

        (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                     TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph
        P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC. The purchase price paid by the Master Servicer shall also include any amounts owed by Residential Funding pursuant to the last paragraph of Section 4 of the Assignment Agreement in respect of any liability, penalty or expense that resulted from a breach of the Compliance With Laws Representation, that remain unpaid on the date of such purchase.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

               (b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter. Such notice shall be prepared by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) and mailed by the Trustee to the Certificateholders not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(iii) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated where required pursuant to this Agreement or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(iv) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(v) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates, or in the case of all of the Certificates in connection with the exercise by the Master Servicer of its right to purchase the Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

        If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

        (b) In the case of the Senior Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class M and Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof in connection with the exercise by the Master Servicer of its right to purchase the Certificates, and otherwise in accordance with Section 4.01(a), the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Notwithstanding the reduction of the Certificate Principal Balance of any Class of Subordinate Certificates to zero, such Class will be outstanding hereunder until the termination of the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee hereunder in accordance with Article IX.

        (c) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

        (d) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder until the Master Servicer has terminated the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

        (a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

        (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

        (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

        (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

        (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

        (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

        (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

        (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

        (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

        (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

        (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

        (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

        (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

        (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

        (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

Section 10.04. Distributions on the Uncertificated REMIC I and REMIC II Regular Interests.

        As provided in Section 10.04 of the Series Supplement.

Section 10.05. Compliance with Withholding Requirements.

        As provided in Section 10.05 of the Series Supplement.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (in the case of the Insured Certificates (as defined in the Series Supplement), such determination shall be made without giving effect to the Certificate Policy (as defined in the Series Supplement)), as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii) to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates with a Certificate Principal Balance greater than zero affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

        (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

        (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

        (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

        (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, (i) shall notify each Rating Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below, (ii) shall notify the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c)(1), (g)(1), or (i) below, or (iii) provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and
(f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) (1) the termination or appointment of a successor Master Servicer or (2) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f) the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g) (1) a change in the location of the Custodial Account or (2) a change in the location of the Certificate Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer, if applicable, of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No.                  [        %][Variable] Pass-Through Rate
                                 [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing    [Percentage Interest:       %]
Agreement and Cut-off Date:
___________ 1, ____              Aggregate Initial [Certificate Principal
                                 Balance] [[Interest Only/Class
A-V] Notional
First Distribution Date:         Amount] [Subclass Notional Amount] of the
_________ 25, ____               Class A-     Certificates:

Master Servicer:                 [Initial] [Certificate Principal
Residential Funding              Balance] [Interest Only/Class A-V] [Subclass]
Corporation                      Notional Amount] of this Certificate:
                                 $                          ]
Assumed Final
Distribution Date:               CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

        This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

        This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan, OR ANY OTHER PERSON, acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29,
1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), PTE 2000-58,
65 Fed. Reg. 67765 (November 13, 2000), AND PTE 2002-41, 67 Fed. Reg. 54487
(August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No.                                   [      ]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [_________________________],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No.                                   [      ]% Pass-Through Rate

Class B-     Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such

Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [___________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR

(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.                                   [      ]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                                 %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

               This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

               This certifies that is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                 Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [____________________________],
                                                 as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                      ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ___________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

        I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:_____________________________



                                      ______________________________________
Dated:  ______________________        Signature by or on behalf of assignor




                                       _____________________________________
                                       Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

        Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________ for the account of ________________________ account number __________________, or, if mailed by check, to ____________________________.


        Applicable statements should be mailed to _____________________ .

        This information is provided by_____________________, the assignee named above, or _____________________, as its agent.

                                    EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

        This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this day of , 20 , by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:

      ______________________________


      Attention:
      Telefacsimile Number:  (      )       -

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                      (Name of Seller/Servicer)
By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                    (Typed Name)
Title:                                  Title:
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
      (Signature) (Signature)

By:                                     By:
      (Typed Name)                                       (Typed Name)
Title:                                  Title:

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

_______________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ]  Primary Insurance Policy
                             [ ]  Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name: _______________________
Title:
Date:

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the


                                        G-1-1
transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the Code or if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is either (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or a partnership for U.S. federal income tax purposes and created or organized in or under the laws of the United States, any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (iii) an estate that is described in
Section 7701(a)(30)(D) of the Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

6. The Owner hereby agrees that it will not cause income from the Class R Certificates to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Owner or another United States taxpayer.

7. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

8. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

9. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

10. The Owner's Taxpayer Identification Number is .

11. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.


                                        G-2-1

12. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax; in making this representation, the Owner warrants that the Owner is familiar with (i) Treasury Regulation Section 1.860E-1(c) and recent amendments thereto, effective as of July 19, 2002, and (ii) the preamble describing the adoption of the amendments to such regulation, which is attached hereto as
Exhibit 1.

13. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

14. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

15. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                                        G-3-1

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this day of , 200 .




                                            [NAME OF OWNER]



                                            By:
                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:


[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ___ day of ___, 200__ .





                                   NOTARY PUBLIC



                                   COUNTY OF ____________________
                                   STATE OF  _____________________
                                    My Commission expires the ____ day of ____,
                                       20__.



                                        G-4-1

                                    EXHIBIT 1

DEPARTMENT OF THE TREASURY

Internal Revenue Service

26 CFR Parts 1 and 602

[TD 9004]
RIN 1545-AW98


Real Estate Mortgage Investment Conduits

AGENCY: Internal Revenue Service (IRS), Treasury.

ACTION: Final regulations.

-----------------------------------------------------------------------

SUMMARY: This document contains final regulations relating to safe harbor transfers of noneconomic residual interests in real estate mortgage investment conduits (REMICs). The final regulations provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.
    Applicability Date: For dates of applicability, see Sec. 1.860E-
(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act


                                        G-5-1

    The collection of information in this final rule has been reviewed and, pending receipt and evaluation of public comments, approved by the Office of Management and Budget (OMB) under 44 U.S.C. 3507 and assigned control number 1545-1675.
    The collection of information in this regulation is in Sec. 1.860E-1(c)(5)(ii). This information is required to enable the IRS to verify that a taxpayer is complying with the conditions of this regulation. The collection of information is mandatory and is required. Otherwise, the taxpayer will not receive the benefit of safe harbor treatment as provided in the regulation. The likely respondents are businesses and other for-profit institutions.
    Comments on the collection of information should be sent to the Office of Management and Budget, Attn: Desk Officer for the Department of the Treasury, Office of Information and Regulatory Affairs, Washington, DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance Officer, W:CAR:MP:FP:S, Washington, DC 20224. Comments on the collection of information should be received by September 17, 2002. Comments are specifically requested concerning:
    Whether the collection of information is necessary for the proper performance of the functions of the Internal Revenue Service, including whether the information will have practical utility;
    The accuracy of the estimated burden associated with the collection of information (see below);
    How the quality, utility, and clarity of the information to be collected may be enhanced;
    How the burden of complying with the collection of information may be minimized, including through the application of automated collection techniques or other forms of information technology; and
    Estimates of capital or start-up costs and costs of operation, maintenance, and purchase of service to provide information.
    An agency may not conduct or sponsor, and a person is not required to respond to, a collection of information unless it displays a valid control number assigned by the Office of Management and Budget.
    The estimated total annual reporting burden is 470 hours, based on an estimated number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.
    Books or records relating to a collection of information must be retained as long as their contents may become material in the administration of any internal revenue law. Generally, tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.


                                        G-6-1

Background

    This document contains final regulations regarding the proposed amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code). The regulations provide the circumstances under which a transferor of a noneconomic REMIC residual interest meeting the investigation and representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.
    Final regulations governing REMICs, issued in 1992, contain rules governing the transfer of noneconomic REMIC residual interests. In general, a transfer of a noneconomic residual interest is disregarded for all tax purposes if a significant purpose of the transfer is to

[[Page 47452]]

enable the transferor to impede the assessment or collection of tax. A purpose to impede the assessment or collection of tax (a wrongful purpose) exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the REMIC's taxable income.
    Under a safe harbor, the transferor of a REMIC noneconomic residual interest is presumed not to have a wrongful purpose if two requirements are satisfied:
(1) the transferor conducts a reasonable investigation of the transferee's financial condition (the investigation requirement); and (2) the transferor secures a representation from the transferee to the effect that the transferee understands the tax obligations associated with holding a residual interest and intends to pay those taxes (the representation requirement).
    The IRS and Treasury have been concerned that some transferors of noneconomic residual interests claim they satisfy the safe harbor even in situations where the economics of the transfer clearly indicate the transferee is unwilling or unable to pay the tax associated with holding the interest. For this reason, on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of proposed rulemaking (REG-100276-97; REG-122450-98) designed to clarify the safe harbor by adding the "formula test," an economic test. The proposed regulation provides that the safe harbor is unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest does not exceed the sum of: (1) The present value of any consideration given to the transferee to acquire the interest; (2) the present value of the expected future distributions on the interest; and (3) the present value of the anticipated tax savings associated with holding the interest as the REMIC generates losses.

                                        G-7-1

    The notice of proposed rulemaking also contained rules for FASITs. Section 1.860H-6(g) of the proposed regulations provides requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor provisions of the REMIC regulations.
    In January 2001, the IRS published Rev. Proc. 2001-12 (2001-3 I.R.B. 335) to set forth an alternative safe harbor that taxpayers could use while the IRS and the Treasury considered comments on the proposed regulations. Under the alternative safe harbor, if a transferor meets the investigation requirement and the representation requirement but the transfer fails to meet the formula test, the transferor may invoke the safe harbor if the transferee meets a two- prong test (the asset test). A transferee generally meets the first prong of this test if, at the time of the transfer, and in each of the two years preceding the year of transfer, the transferee's gross assets exceed $100 million and its net assets exceed $10 million. A transferee generally meets the second prong of this test if it is a domestic, taxable corporation and agrees in writing not to transfer the interest to any person other than another domestic, taxable corporation that also satisfies the requirements of the asset test. A transferor cannot rely on the asset test if the transferor knows, or has reason to know, that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.
    Rev. Proc. 2001-12 provides that the asset test fails to be satisfied in the case of a transfer or assignment of a noneconomic residual interest to a foreign branch of an otherwise eligible transferee. If such a transfer or assignment were permitted, a corporate taxpayer might seek to claim that the provisions of an applicable income tax treaty would resource excess inclusion income as

                                        G-8-1
foreign source income, and that, as a consequence, any U.S. tax liability attributable to the excess inclusion income could be offset by foreign tax credits. Such a claim would impede the assessment or collection of U.S. tax on excess inclusion income, contrary to the congressional purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b),
(e) and 860G(b) of the Code.
    The Treasury and the IRS have learned that certain taxpayers transferring noneconomic residual interests to foreign branches have attempted to rely on the formula test to obtain safe harbor treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion income. Accordingly, the final regulations provide that if a noneconomic residual interest is transferred to a foreign permanent establishment or fixed base of a U.S. taxpayer, the transfer is not eligible for safe harbor treatment under either the asset test or the formula test. The final regulations also require a transferee to represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base.
    Section 1.860E-1(c)(8) provides computational rules that a taxpayer may use to qualify for safe harbor status under the formula test. Section 1.860E-1(c)(8)(i) provides that the transferee is presumed to pay tax at a rate equal to the highest rate of tax specified in section 11(b). Some commentators were concerned that this presumed rate of taxation was too high because it does not take into consideration taxpayers subject to the alternative minimum tax rate. In light of the comments received, this provision has been amended in the final regulations to allow certain transferees that compute their taxable income using the alternative minimum tax rate to use the alternative minimum tax rate applicable to corporations.
    Additionally, Sec. 1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed using a discount rate equal to the applicable Federal short-term rate prescribed by section 1274(d). This is a change from the proposed regulation and Rev. Proc. 2001-12. In those publications the provision stated that "present values are computed using a discount rate equal to the applicable Federal rate prescribed in section 1274(d) compounded semiannually" and that "[a] lower discount rate may be used if the transferee can demonstrate that it regularly borrows, in the course of its trade

                                        G-9-1
or business, substantial funds at such lower rate from an unrelated third party." The IRS and the Treasury Department have learned that, based on this provision, certain taxpayers have been attempting to use unrealistically low or zero interest rates to satisfy the formula test, frustrating the intent of the test. Furthermore, the Treasury Department and the IRS believe that a rule allowing for a rate other than a rate based on an objective index would add unnecessary complexity to the safe harbor. As a result, the rule in the proposed regulations that permits a transferee to use a lower discount rate, if the transferee can demonstrate that it regularly borrows substantial funds at such lower rate, is not included in the final regulations; and the Federal short-term rate has been substituted for the applicable Federal rate. To simplify taxpayers' computations, the final regulations allow use of any of the published short-term rates, provided that the present values are computed with a corresponding period of compounding. With the exception of the provisions relating to transfers to foreign branches, these changes generally have the proposed applicability date of February 4, 2000, but taxpayers may choose to apply the interest rate formula set forth in the proposed regulation and Rev. Proc. 2001-12 for transfers occurring before August 19, 2002.
    It is anticipated that when final regulations are adopted with respect to

[[Page 47453]]

FASITs, Sec. 1.860H-6(g) of the proposed regulations will be adopted in substantially its present form, with the result that the final regulations contained in this document will also govern transfers of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents


                                        G-10-1

    Rev. Proc. 2001-12 (2001-3 I.R.B. 335) is obsolete for transfers of noneconomic residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

    It is hereby certified that these regulations will not have a significant economic impact on a substantial number of small entities. This certification is based on the fact that it is unlikely that a substantial number of small entities will hold REMIC residual interests. Therefore, a Regulatory Flexibility Analysis under the Regulatory Flexibility Act (5 U.S.C. chapter 6) is not required. It has been determined that this Treasury decision is not a significant regulatory action as defined in Executive Order 12866. Therefore, a regulatory assessment is not required. It also has been determined that sections 553(b) and 553(d) of the Administrative Procedure Act (5 U.S.C. chapter 5) do not apply to these regulations.

Drafting Information

    The principal author of these regulations is Courtney Shepardson. However, other personnel from the IRS and Treasury Department participated in their development.

List of Subjects


                                        G-11-1

26 CFR Part 1

    Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

    Reporting and record keeping requirements.

Adoption of Amendments to the Regulations

    Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

    Paragraph 1. The authority citation for part 1 continues to read in part as follows:

    Authority: 26 U.S.C. 7805 * * *





                                        G-12-1

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                            ________ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

               This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to

                                        G-2-1
indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                                            Very truly yours,

                                           ______________________________
                                           (Seller)



                                            By: __________________________
                                            Title:


                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                           _____________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

        _________________(the "Purchaser") intends to purchase from
________________ (the "Seller") $______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,

        (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.             The Purchaser

        (a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

        (b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,





                                            By:____________________
                                            Name:
                                            Title:

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                            _______ , 20__

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

__________________
__________________
__________________

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

               In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.


                                            Very truly yours,

                                            __________________________
                                           (Seller)



                                            By: ________________________
                                            Name:
                                            Title:

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                   Description of Rule 144A Securities, including numbers:

                   _______________________________________________________



               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3. The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
Date:                                             Date:

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
        Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _________________________
                                                 Name:
                                                 Title:


                                            Date:

                              ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

-- The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By:
                                                 Name:


                                            IF AN ADVISER:



                                            Print Name of Buyer


                                            Date:

                                    EXHIBIT K


                   [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                       Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                               ____________ , 200_

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

        WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

        1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:________________________
                                            Name:
                                            Title:


Acknowledged by:


__________________,
    as Trustee


By:
Name:
Title:



RESIDENTIAL ACCREDIT LOANS, INC.


By:
Name:
Title:

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                                   _________ , 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

__________________
__________________
__________________

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

               This letter is delivered to you in connection with the assignment by (the "Trustee") to (the "Lender") of (the "Mortgage Loan") pursuant to
Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.



                                            Very truly yours,


                                             ______________________________
                                            (Lender)


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                       [DATE]

__________________
__________________
__________________

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests:
                      [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $ and %, respectively.

2.                    [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ___________________________
                                          Name:
                                         Title:

                                    EXHIBIT O

                         Form of Form 10-K Certification


        I, [identify the certifying individual], certify that:

        1. I have reviewed the annual report on Form 10-K for the fiscal year [____], and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by that annual report, of the trust (the "Trust") created pursuant to the Series Supplement dated ___________________ to the Standard Terms of Pooling and Servicing Agreement dated ____________________ (together, the "P&S Agreement") among Residential Accredit Loans, Inc. (the "Company"), Residential Funding Corporation (the "Master Servicer") and [Name of Trustee] (the "Trustee");

        2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

        3. Based on my knowledge, the servicing information required to be provided to the Trustee by the Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

        4. I am responsible for reviewing the activities performed by the Master Servicer under the P&S Agreement and based upon my knowledge and the annual compliance review required under the P&S Agreement, and, except as disclosed in the reports, the Master Servicer has fulfilled its obligations under the P&S Agreement; and

        5. The reports disclose all significant deficiencies relating to the Master Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in the P&S Agreement, that is included in these reports.

        In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [the Trustee].

Date:_______________________



____________________________*
Name:
Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                    EXHIBIT P


            [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

        The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

        (a) The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the "Agreement") by and among [__________], as depositor, Residential Funding Corporation, as master servicer, and the Trustee in accordance with the standards set forth therein.

        (b) Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.



        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]




                                                   Name:_____________________
                                                   Title:

                                    EXHIBIT Q

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal  Balance prior to Modification
Next Due Date
Monthly Principal and Interest  Payment
Total Servicing  Advances
Current  Interest Rate
Original Maturity  Date
Original Term to Maturity  (Months)
Remaining  Term to Maturity (Months)
Trial  Modification  Indicator
Mortgagor  Equity  Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial  Modification  End Date
Trial  Modification  Period Principal and Interest Payment
Trial Modification  Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest  Rate  Post  Modification
Rate  Reduction  Start  Date
Rate Reduction  End  Date
Rate  Reduction  Term
Term  Modified  Indicator
Modified Amortization  Period
Modified Final  Maturity Date
Total  Advances  Written Off
Unpaid  Principal  Balance  Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid  Principal  Balance  Post  Write Off
Capitalization  Indicator
Mortgagor  Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal  Balance Post  Capitalization  Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post  Modification
Payment  Made  Post  Capitalization
Delinquency  Status  to Modification Plan